As filed with the U.S. Securities and Exchange Commission on April 26, 2018
Registration File No. 33-00480 and File No. 811-04415

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 53	☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 59	☒
(Check Appropriate Box or Boxes)

College Retirement Equities Fund

(Exact Name of Registrant)

Not Applicable

(Name of Insurance Company)

730 Third Avenue
New York, New York 10017-3206

(Address of Insurance Company’s Principal Executive Offices)

Insurance Company’s Telephone Number, including Area Code: (212) 490-9000

Name and Address of Agent for Service:	Copy to:
F. Scott Thomas, Esq.	Jeffrey S. Puretz, Esq.
College Retirement Equities Fund	Dechert LLP
8500 Andrew Carnegie Boulevard	1900 K Street, N.W.
Charlotte, N.C. 28262	Washington, D.C. 20006

Securities to be Registered: Interests in an open-end management investment company for individual and group flexible payment deferred variable annuity contracts

Approximate Date of Proposed Public Offering:

As soon as practicable after effectiveness of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☒	On May 1, 2018 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph 9(a)(2) of rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS MAY 1, 2018

College Retirement Equities Fund (CREF)

Individual, Group and Tax-Deferred Annuities

This prospectus (“Prospectus”) describes the individual, group and tax-deferred variable annuities CREF offers. It contains information you should know before purchasing a CREF variable annuity and selecting your investment options. Please read it carefully before investing and keep it for future reference.

Investment in a CREF variable annuity is subject to risk and you could lose money. CREF does not guarantee the investment performance of its accounts, and you bear the entire investment risk. CREF provides variable annuities for retirement and tax-deferred savings plans for employees of colleges, universities, other educational and research organizations and other governmental and non-profit institutions. CREF’s main purpose is to invest funds for your retirement and pay you income based on your choice of eight investment accounts, each of which offers three classes (each, a “class”) of accumulation or annuity units (collectively, “units”), Class R1, Class R2 and Class R3:

Ticker symbols	Class R1	Class R2	Class R3
▪ Stock Account	QCSTRX	QCSTPX	QCSTIX
▪ Global Equities Account	QCGLRX	QCGLPX	QCGLIX
▪ Growth Account	QCGRRX	QCGRPX	QCGRIX
▪ Equity Index Account	QCEQRX	QCEQPX	QCEQIX
▪ Bond Market Account	QCBMRX	QCBMPX	QCBMIX
▪ Inflation-Linked Bond Account	QCILRX	QCILPX	QCILIX
▪ Social Choice Account	QCSCRX	QCSCPX	QCSCIX
▪ Money Market Account	QCMMRX	QCMMPX	QCMMIX

You or your employer can purchase a CREF variable annuity certificate or contract (which together will be referred to in this Prospectus as a “contract”) in connection with certain types of retirement plans. CREF offers the following contracts:

▪ RA (Retirement Annuity) ▪ GRA (Group Retirement Annuity) ▪ SRA (Supplemental Retirement Annuity) ▪ GSRA (Group Supplemental Retirement Annuity) ▪ Retirement Choice and Retirement Choice Plus Annuity

▪ GA (Group Annuity) and Institutionally Owned GSRAs

▪ Traditional, Roth IRA and Rollover (Individual Retirement Annuity) including SEP IRAs (Simplified Employee Pension Plans)

▪ Keogh

▪ ATRA (After-Tax Retirement Annuity)

Note that state regulatory approval may be pending for certain of these contracts and they may not currently be available in your state.

More information about CREF is contained in its Statement of Additional Information (“SAI”), dated May 1, 2018, which is incorporated by reference into this Prospectus. The Prospectus, SAI and CREF’s annual and semi-annual reports, which are incorporated by reference herein, are on file with the Securities and Exchange Commission (“SEC”). For a free copy of any of these documents, write to us at 730 Third Avenue, New York, NY 10017-3206, Attn: TIAA Imaging Services, call us at 877-518-9161 or visit our website at www.tiaa.org.

The table of contents for the SAI is on the last page of this Prospectus. The SEC’s website (www.sec.gov) contains this Prospectus, the SAI, annual and semi-annual reports, material incorporated by reference and other information about CREF.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense. The CREF Accounts are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Table of contents

About CREF 3

Special terms 3

About expenses 5

Condensed financial information 10

Your investment options 26

Overview of the Accounts 26

Equity Accounts 27

Stock Account 27

Global Equities Account 29

Growth Account 32

Index Account 34

Equity Index Account 34

Non-principal investments of the
Equity and Equity Index Accounts 34

Fixed-Income Accounts 36

Bond Market Account 36

Inflation-Linked Bond Account 39

Non-principal investments of the
Bond Market and Inflation-Linked
Bond Accounts 40

Specialty/Balanced Account 41

Social Choice Account 41

Money Market Account 45

Money Market Account 45

Principal risks of investing in
the Accounts 47

Principal risks of investing in the
Equity Accounts 47

Principal risks of investing in the
Fixed-Income Accounts and the
Money Market Account 50

Past performance 57

Additional information about
investment strategies and risks 62

More about benchmarks and
other indices 68

Management of the Accounts 71

The Accounts’ investment adviser 71

Portfolio management teams 72

Adding, closing or substituting
Accounts 75

The annuity contracts 76

Your CREF contract and account 78

Important information about
procedures for opening a new account 80

Class eligibility 80

Choosing an Account 81

How to transfer and withdraw
your money 84

Market timing/excessive
trading policy 88

Timing of payments to you 90

When you are ready to receive
your annuity income 91

Illustrations of annuity payments 95

Death benefits 98

Information from TIAA: TIAA plan pricing and employer plan fees 102

Taxes 102

Important transaction information 109

Additional information about index providers 110

Additional information about CREF and the Board of Trustees 113

Table of contents for the Statement
of Additional Information 114

This Prospectus outlines the terms under which the CREF Accounts are offered. The Accounts are offered only in those jurisdictions where it is legal to do so. No one is permitted to make any representation to you or give you any information that is not in the Prospectus. If anyone attempts to do so, you should not rely on it.

About CREF

Founded in 1952, CREF is a nonprofit membership corporation established in New York State. Its home office is located at 730 Third Avenue, New York, NY 10017-3206. There are also local offices across the United States including Atlanta, Boston, Chicago, Dallas, Denver, Detroit, New York, Philadelphia, San Francisco and Washington, D.C., as well as service centers in New York, Denver and Charlotte. CREF is a diversified, open-end management investment company that is registered with the SEC under the Investment Company Act of 1940, as amended. CREF, the first company in the United States to issue a variable annuity, is the companion organization of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA was founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and offers traditional annuities. TIAA also offers variable annuities that invest in, among other things, real estate (the “TIAA Real Estate Account”) and in mutual funds that invest in equities and fixed-income investments (“TIAA Access”).

Together, CREF and TIAA form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world based on assets under management. As of December 31, 2017, CREF’s net assets were approximately $237 billion and the combined net assets for TIAA, CREF and other entities within the TIAA organization totaled approximately $1 trillion.

Retirement plans have servicing and pricing arrangements not described in this Prospectus. If you would like additional information for contracts offered under a retirement plan through your employer, please contact TIAA as noted in the section of this Prospectus entitled “Information from TIAA: TIAA plan pricing and employer plan fees.”

Special terms

This Prospectus defines certain terms so that you will have a clearer understanding of this Prospectus and your investment.

Account Any of CREF’s investment portfolios. Each Account is a separate portfolio with its own investment objective, which offers three classes of units.

Accumulation The total value of your accumulation units.

Accumulation Period The period during which investment account accumulations are held under a contract prior to their being annuitized or otherwise paid out.

Accumulation Unit A share of participation in a class of an Account for someone in the accumulation period. Each class of each Account has its own accumulation unit value, which typically changes daily.

Annuitant The natural person whose life is used in determining the annuity payments to be received.

College Retirement Equities Fund  ■  Prospectus     3

Annuity Unit A measure used to calculate the amount of annuity payments, which is based on the expenses of Class R3 of each Account.

Beneficiary Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before the end of any guaranteed period.

Business Day Any day the New York Stock Exchange (“NYSE”) or its affiliated exchanges NYSE Arca Equities or NYSE MKT (collectively with NYSE, the “NYSE Exchanges”) is open for trading. A Business Day generally ends at 4 p.m. Eastern Time or when trading closes on the NYSE Exchanges, if earlier. A Business Day may end early only as of the latest closing time of the regular (or core) trading session of any of the NYSE Exchanges.

Calendar Day Any day of the year. Calendar days end at the same time as Business Days.

Class Each Account issues three classes of units (Class R1, Class R2, and Class R3) which have different administrative and distribution expenses. Your eligibility for a particular class will depend upon the asset level of the employer-sponsored plan through which you hold your CREF contract or the product type you own.

Commuted Value The present value of annuity payments due under an income option or method of payment not based on life contingencies.

Eligible Institution A nonprofit institution, including any governmental institution, organized in the United States.

Good Order Actual receipt of an order along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your complete application (or complete request for redemptions, transfers, withdrawals or payment of death or other benefits), and any other information or supporting documentation we may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time either in general or with respect to a particular plan, contract or transaction. In addition, it is also possible that if we are unable to reach you to obtain additional or missing information relating to incomplete applications, or transaction requests that are not in good order, the transaction may be cancelled.

Income Change Method How you choose to have your annuity payments revalued. Under the annual income change method, your payments are revalued once each year. Under the monthly income change method, your payments are revalued every month.

Income Option How you receive your CREF retirement income.

Participant Any person who owns a CREF contract. Sometimes an employer can be a participant.

4     Prospectus  ■  College Retirement Equities Fund

Valuation Day Any Business Day.

For purposes of this Prospectus, the term “we” refers to CREF and its affiliates, officers and employees that provide services to CREF, as well as TIAA and its affiliates, to the extent they provide services for CREF.

About expenses

CREF deducts expenses from the net assets of each class of each Account each Valuation Day for, among other services and expenses, investment management, administration and distribution services. TIAA or subsidiaries of TIAA provide or arrange for the provision of these services for CREF “at cost” to TIAA and its affiliates. Each Account currently issues three classes of units under the contracts: Class R1, Class R2 and Class R3. There are differences among the expenses associated with each class, such as different administrative and distribution expenses, as described below. Prior to April 24, 2015, CREF offered only one class of units, which became Class R1 on that date. Consequently, historical information in this Prospectus that refers to Class R1 of an Account reflects information about the entire Account.

• Investment management expenses. These expenses generally include investment management, portfolio accounting and custodial services, and are the same across all classes within an Account as a percentage of each class’ average daily net assets.

• Administrative expenses. Administrative expenses cover expenses of the administration and operations of CREF and the contracts, including expenses associated with recordkeeping, premium allocation, tax and financial reporting, accounting, legal and compliance, facilities, and other contract owner-related services. Administrative expenses include certain costs associated with the provision by TIAA entities of recordkeeping and other plan-related services for plans and their participants utilizing the contracts. These expenses are allocated to each CREF Account and to each class within an Account in accordance with applicable allocation procedures. This means that participants invested in a particular CREF Account will be subject to different administrative expenses depending upon the class of the Account they own.

• Distribution fees. These fees are paid under a distribution plan that CREF has adopted authorizing payment of Rule 12b-1 or distribution fees. These fees are for all expenses associated with the provision of distribution services for the CREF contracts. These services include informing you about the contracts and how you can invest, helping employers implement and manage retirement plans and for certain other purposes. The annual distribution expense charge will not be more than 0.25% of an Account’s average daily net assets attributable to any class. These expenses are allocated to each CREF Account and to each class within an Account in accordance with applicable allocation procedures. This means that

College Retirement Equities Fund  ■  Prospectus     5

participants invested in a particular CREF Account will be subject to different distribution fees depending upon the class of the Account they own.

CREF expenses also include the costs of its audit and legal services, and certain other services provided by third parties, all of which are included in one or more of the expense groups noted above. These expenses may be allocated to one or more particular CREF Accounts and/or classes in accordance with applicable allocation procedures.

CREF also deducts a mortality and expense risk charge that is paid to TIAA to guarantee that CREF participants transferring funds to TIAA for the immediate purchase of lifetime payout annuities will not be charged more than the rate stipulated in the CREF contract. This mortality and expense risk charge is a direct insurance charge. This charge is the same across all Accounts and classes within an Account as a percentage of each class’s average daily net assets.

All expenses of an Account not specifically attributable to a particular class of that Account are allocated to each class of the Account on the basis of the net assets attributable to that class in relation to the aggregate net assets of the Account. Expenses attributable to an Account allocated to a particular class are borne equally within an Account as a percentage of each class’s average daily net assets by all units within that class.

The estimated annual expense deduction rates that appear in the following expense table reflect estimates of the amounts we currently expect to deduct to approximate the costs that CREF will incur from May 1, 2018 through April 30, 2019. Actual expenses may be higher or lower.

After the end of every calendar quarter, CREF reconciles the amount deducted from each class of an Account with the expenses actually incurred by the class of the Account and, if there is a difference, it is added to or deducted from the class of the Account in equal daily installments over the remaining days of the quarter, provided that material differences may be repaid in the current calendar quarter, in accordance with accounting principles generally accepted in the United States of America (GAAP). CREF’s at-cost deductions are based on projections of overall expenses and the assets of each class of an Account, and the size of any adjusting payments will be directly affected by how different the projections are from a class of an Account’s actual assets or expenses.

The size of an Account’s assets can be affected by a number of factors, including premium growth, participant transfers into or out of the Account and market performance affecting the value of the Account’s portfolio holdings. In addition, CREF’s operating expenses can fluctuate based on a number of factors, including participant transaction volume, operational efficiency, and technological, personnel and other infrastructure costs. Historically, the adjusting payments have resulted in both upward and downward adjustments to CREF’s expense deductions for the following quarter.

CREF revises its expense rates (the daily deduction rate before the quarterly adjustment) from time to time, usually on an annual basis, in an effort to keep deductions as close as possible to actual expenses.

CREF makes payments to

6     Prospectus  ■  College Retirement Equities Fund

TIAA-CREF Individual & Institutional Services, LLC (“Services”) for distribution services, pursuant to its 12b-1 plan, as described above.

TIAA plan pricing arrangements can affect the overall costs of retirement investment for employers and participants and are not reflected in the CREF “at cost” expenses described in this Prospectus. For contracts offered under a retirement plan through your employer, please contact TIAA (as noted in the section of this Prospectus entitled “Information from TIAA: TIAA plan pricing and employer plan fees” below) if you would like additional information.

Each Account currently issues three classes of units under the contracts. CREF may in the future choose to offer additional or fewer classes of units of the Accounts.

Annual expense deductions

The following table shows the estimated direct and indirect expense deductions for each class of each Account, and is intended to assist you in understanding the costs you will bear directly or indirectly if you buy and hold interests in the Accounts. In addition to these expenses, you may also be subject to state premium taxes and impacted by the effects of TIAA plan pricing arrangements (as discussed in further detail in the section entitled “Information from TIAA: TIAA plan pricing and employer plan fees” below). For information on eligibility for Class R1, R2 and R3 units of each Account, see the section entitled “Class eligibility” below.

PARTICIPANT TRANSACTION EXPENSES

Charges for transfers and cash withdrawals (as a percentage of transaction amount)
	Deductions from premiums (as a percentage of premiums)	Transfer between Accounts	Transfer to TIAA	Transfers to other companies	Cash withdrawals
All CREF Accounts
Class R1	none	none	none	none	none
Class R2	none	none	none	none	none
Class R3	none	none	none	none	none

College Retirement Equities Fund  ■  Prospectus     7

ESTIMATED ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS
(as a percentage of average net assets)

		Investment management expenses	Administrative expenses	Distribution expenses (12b-1)	Mortality and expense risk charges	Total annual expense deductions

	Stock Account
	Class R1	0.095%	0.325%	0.155%	0.005%	0.580%
	Class R2	0.095	0.190	0.080	0.005	0.370
	Class R3	0.095	0.150	0.055	0.005	0.305
	Global Equities Account
	Class R1	0.125	0.325	0.155	0.005	0.610
	Class R2	0.125	0.190	0.080	0.005	0.400
	Class R3	0.125	0.150	0.055	0.005	0.335
	Growth Account
	Class R1	0.045	0.325	0.155	0.005	0.530
	Class R2	0.045	0.190	0.080	0.005	0.320
	Class R3	0.045	0.150	0.055	0.005	0.255
	Equity Index Account
	Class R1	0.020	0.325	0.155	0.005	0.505
	Class R2	0.020	0.190	0.080	0.005	0.295
	Class R3	0.020	0.150	0.055	0.005	0.230
	Bond Market Account
	Class R1	0.095	0.325	0.155	0.005	0.580
	Class R2	0.095	0.190	0.080	0.005	0.370
	Class R3	0.095	0.150	0.055	0.005	0.305
	Inflation-Linked Bond Account
	Class R1	0.030	0.325	0.155	0.005	0.515
	Class R2	0.030	0.190	0.080	0.005	0.305
	Class R3	0.030	0.150	0.055	0.005	0.240
	Social Choice Account
	Class R1	0.055	0.325	0.155	0.005	0.540
	Class R2	0.055	0.190	0.080	0.005	0.330
	Class R3	0.055	0.150	0.055	0.005	0.265
	Money Market Account[1]
	Class R1	0.025	0.325	0.155	0.005	0.510
	Class R2	0.025	0.190	0.080	0.005	0.300
	Class R3	0.025	0.150	0.055	0.005	0.235

[1]

Between July 16, 2009 and March 7, 2017 TIAA withheld (“waived”) a portion of the 12b-1 distribution and/or administrative expenses for each class of the CREF Money Market Account (the “Account”) when a class’s yield was less than zero. Without this waiver, the effective yields and total returns of the Account would have been lower. TIAA may, for a period of three years after the date an amount was waived, recover from the Account a portion of the amounts waived at such time as the class’s daily yield would be positive absent the effect of the waiver, and in such event the amount of recovery on any day will be approximately 25% of the class’s yield (net of all other expenses) on that day. The effect of TIAA’s recovery of previously waived expenses is not reflected in the chart because future net yields in the Account cannot reliably be estimated or predicted. The three year recoupment will expire no later than February 1, 2020 for Class R1, March 1, 2019 for Class R2, and December 1, 2018 for Class R3. Based on the Account’s yield as of March 31, 2018, these recovered amounts are equal to an increase in the total annual expense deduction for the Account of approximately 0.28% for Class R1, 0.33% for Class R2 and 0.34% for Class R3. The repayment of all eligible expenses previously waived may occur prior to the

8     Prospectus  ■  College Retirement Equities Fund

aforementioned recoupment expiration dates at which time these additional expense deductions would not be applicable. These recovered expense amounts may be higher or lower in the future based on the Account’s yield. As a result of the share class conversion on April 24, 2015, previously recoverable amounts have been allocated to the various classes.

The following table shows you an example of the expenses you would incur on a hypothetical investment of $1,000 in each class of each Account over several periods during the accumulation period based on the estimated annual expense deductions in the table above. The table assumes a 5% annual return on assets. Remember that these figures do not represent actual expenses or investment performance, which may differ, or the impact of TIAA plan pricing.

	1 year	3 years	5 years	10 years

Stock Account
Class R1	$6	$19	$32	$73
Class R2	$4	$12	$21	$47
Class R3	$3	$10	$17	$39
Global Equities Account
Class R1	$6	$20	$34	$76
Class R2	$4	$13	$22	$51
Class R3	$3	$11	$19	$42
Growth Account
Class R1	$5	$17	$30	$66
Class R2	$3	$10	$18	$41
Class R3	$3	$8	$14	$32
Equity Index Account
Class R1	$5	$16	$28	$63
Class R2	$3	$9	$17	$37
Class R3	$2	$7	$13	$29
Bond Market Account
Class R1	$6	$19	$32	$73
Class R2	$4	$12	$21	$47
Class R3	$3	$10	$17	$39
Inflation-Linked Bond Account
Class R1	$5	$17	$29	$65
Class R2	$3	$10	$17	$39
Class R3	$2	$8	$14	$31
Social Choice Account
Class R1	$6	$17	$30	$68
Class R2	$3	$11	$19	$42
Class R3	$3	$9	$15	$34
Money Market Account
Class R1	$5	$16	$29	$64
Class R2	$3	$10	$17	$38
Class R3	$2	$8	$13	$30

College Retirement Equities Fund  ■  Prospectus     9

Condensed financial information

Below you will find condensed, audited financial information for Class R1, R2 and R3 units of each Account for each of the periods indicated.

Stock Account

			Selected per accumulation unit data
			Gain (loss) from investment operations
	For the period or year ended	Investment income		[a]	Expenses	[a]	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments	Net change in accumulation unit value
Class R1
	12/31/17		$8.937		$2.869		$6.068		$84.379	$90.447
	12/31/16		8.586		2.727		5.859		25.797	31.656
	12/31/15	[h]	8.076		2.108		5.968		(9.995)	(4.027)
	12/31/14		7.897		1.620		6.277		15.744	22.021
	12/31/13		6.581		1.476		5.105		69.661	74.766
	12/31/12		6.328		1.244		5.084		34.469	39.553
	12/31/11		5.308		1.151		4.157		(16.066)	(11.909)
	12/31/10		4.506		1.006		3.500		29.246	32.746
	12/31/09		4.251		0.849		3.402		47.129	50.531
	12/31/08		5.339		1.113		4.226		(107.993)	(103.767)

Class R2
	12/31/17		8.990		1.736		7.254		84.893	92.147
	12/31/16		8.610		1.724		6.886		25.913	32.799
	12/31/15	[g]	5.699		1.215		4.484	[d]	(30.621)	(26.137)

Class R3
	12/31/17		9.010		1.395		7.615		85.073	92.688
	12/31/16		8.619		1.346		7.273		25.956	33.229
	12/31/15	[g]	5.698		0.960		4.738	[d]	(30.626)	(25.888)

[a]	Based on average units outstanding.
[b]	Based on per accumulation unit data. Information for Annuity Units is not presented.
[c]	The percentages shown for this period are not annualized.
[d]	The percentages shown for this period are annualized.
[g]	Classes R2 and R3 commenced operations on April 24, 2015.
[h]	Prior to April 24, 2015, CREF offered only one class of units, which became Class R1 on that date.

10     Prospectus  ■  College Retirement Equities Fund

			Ratios and supplemental data
Accumulation unit value			Ratios to average net assets
Beginning of period	End of period	Total return [b]	Gross expenses		Net investment income (loss)		Portfolio turnover rate	Accumulation units outstanding at end of period (in millions)

$393.060	$483.507	23.01%	0.65%		1.38%		48%	33
361.404	393.060	8.76	0.74		1.59		56	36
365.431	361.404	(1.10)	0.57		1.60		52	39
343.410	365.431	6.41	0.46		1.77		58	306
268.644	343.410	27.83	0.48		1.68		59	330
229.091	268.644	17.26	0.49		2.01		57	353
241.000	229.091	(4.94)	0.48		1.73		56	377
208.254	241.000	15.72	0.47		1.63		61	401
157.723	208.254	32.04	0.49		1.97		58	418
261.490	157.723	(39.68)	0.64		1.95		53	424

394.928	487.075	23.33	0.39		1.64		48	78
362.129	394.928	9.06	0.47		1.87		56	86
388.266	362.129	(6.73)[c]	0.48	[d]	1.75	[d]	52	94

395.607	488.295	23.43	0.32		1.72		48	124
362.378	395.607	9.17	0.36		1.97		56	136
388.266	362.378	(6.67)[c]	0.38	[d]	1.85	[d]	52	148

College Retirement Equities Fund  ■  Prospectus     11

Condensed financial information

Global Equities Account

			Selected per accumulation unit data
			Gain (loss) from investment operations
	For the period or year ended	Investment income		[a]	Expenses	[a]	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments	Net change in accumulation unit value
Class R1
	12/31/17		$3.346		$1.117		$2.229		$32.997	$35.226
	12/31/16		3.218		1.027		2.191		4.314	6.505
	12/31/15	[h]	3.077		0.823		2.254		(3.090)	(0.836)
	12/31/14		3.394		0.623		2.771		2.779	5.550
	12/31/13		2.590		0.616		1.974		26.579	28.553
	12/31/12		2.566		0.522		2.044		14.260	16.304
	12/31/11		2.131		0.490		1.641		(9.051)	(7.410)
	12/31/10		1.888		0.432		1.456		8.987	10.443
	12/31/09		1.862		0.374		1.488		19.648	21.136
	12/31/08		2.587		0.462		2.125		(49.181)	(47.056)

Class R2
	12/31/17		3.365		0.700		2.665		33.198	35.863
	12/31/16		3.228		0.655		2.573		4.341	6.914
	12/31/15	[g]	2.030		0.468		1.562	[d]	(11.301)	(9.739)

Class R3
	12/31/17		3.372		0.574		2.798		33.270	36.068
	12/31/16		3.232		0.514		2.718		4.350	7.068
	12/31/15	[g]	2.030		0.370		1.660	[d]	(11.304)	(9.644)

[a]	Based on average units outstanding.
[b]	Based on per accumulation unit data. Information for Annuity Units is not presented.
[c]	The percentages shown for this period are not annualized.
[d]	The percentages shown for this period are annualized.
[g]	Classes R2 and R3 commenced operations on April 24, 2015.
[h]	Prior to April 24, 2015, CREF offered only one class of units, which became Class R1 on that date.

12     Prospectus  ■  College Retirement Equities Fund

 (continued)

			Ratios and supplemental data
Accumulation unit value			Ratios to average net assets
Beginning of period	End of period	Total return [b]	Gross expenses		Net investment income (loss)		Portfolio turnover rate	Accumulation units outstanding at end of period (in millions)

$144.462	$179.688	24.38%	0.69%		1.38%		36%	20
137.957	144.462	4.72	0.75		1.60		78	22
138.793	137.957	(0.60)	0.58		1.59		49	24
133.243	138.793	4.17	0.46		2.04		59	136
104.690	133.243	27.27	0.52		1.67		63	141
88.386	104.690	18.45	0.53		2.09		70	142
95.796	88.386	(7.74)	0.52		1.74		78	146
85.353	95.796	12.24	0.50		1.69		81	152
64.217	85.353	32.91	0.53		2.11		59	155
111.273	64.217	(42.29)	0.68		2.34		76	147

145.144	181.007	24.71	0.43		1.64		36	39
138.230	145.144	5.00	0.48		1.87		78	43
147.969	138.230	(6.58)[c]	0.48	[d]	1.60	[d]	49	47

145.393	181.461	24.81	0.35		1.71		36	53
138.325	145.393	5.11	0.37		1.98		78	57
147.969	138.325	(6.52)[c]	0.38	[d]	1.70	[d]	49	62

College Retirement Equities Fund  ■  Prospectus     13

Condensed financial information

Growth Account

			Selected per accumulation unit data
			Gain (loss) from investment operations
	For the period or year ended	Investment income		[a]	Expenses	[a]	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments	Net change in accumulation unit value
Class R1
	12/31/17		$1.818		$0.977		$0.841		$43.121	$43.962
	12/31/16		1.782		0.902		0.880		2.577	3.457
	12/31/15	[h]	1.663		0.683		0.980		6.976	7.956
	12/31/14		1.501		0.482		1.019		14.445	15.464
	12/31/13		1.288		0.450		0.838		28.513	29.351
	12/31/12		1.388		0.382		1.006		10.481	11.487
	12/31/11		0.979		0.333		0.646		0.202	0.848
	12/31/10		0.907		0.293		0.614		8.706	9.320
	12/31/09		0.836		0.249		0.587		16.058	16.645
	12/31/08		0.740		0.316		0.424		(30.509)	(30.085)

Class R2
	12/31/17		1.830		0.556		1.274		43.379	44.653
	12/31/16		1.788		0.534		1.254		2.593	3.847
	12/31/15	[g]	1.117		0.380		0.737	[d]	(1.993)	(1.256)

Class R3
	12/31/17		1.834		0.429		1.405		43.471	44.876
	12/31/16		1.790		0.395		1.395		2.599	3.994
	12/31/15	[g]	1.117		0.287		0.830	[d]	(1.992)	(1.162)

[a]	Based on average units outstanding.
[b]	Based on per accumulation unit data. Information for Annuity Units is not presented.
[c]	The percentages shown for this period are not annualized.
[d]	The percentages shown for this period are annualized.
[g]	Classes R2 and R3 commenced operations on April 24, 2015.
[h]	Prior to April 24, 2015, CREF offered only one class of units, which became Class R1 on that date.

14     Prospectus  ■  College Retirement Equities Fund

 (continued)

			Ratios and supplemental data
Accumulation unit value			Ratios to average net assets
Beginning of period	End of period	Total return [b]	Gross expenses		Net investment income (loss)		Portfolio turnover rate	Accumulation units outstanding at end of period (in millions)

$140.081	$184.043	31.38%	0.60%		0.52%		48%	26
136.624	140.081	2.53	0.67		0.65		64	28
128.668	136.624	6.19	0.51		0.73		47	31
113.204	128.668	13.66	0.41		0.86		57	164
83.853	113.204	35.00	0.46		0.86		63	169
72.366	83.853	15.87	0.47		1.24		67	176
71.518	72.366	1.19	0.46		0.88		57	181
62.198	71.518	14.98	0.46		0.96		77	187
45.553	62.198	36.54	0.48		1.14		81	190
75.638	45.553	(39.78)	0.69		0.68		82	178

140.743	185.396	31.73	0.34		0.78		48	47
136.896	140.743	2.81	0.39		0.93		64	51
138.152	136.896	(0.91)[c]	0.41	[d]	0.79	[d]	47	55

140.984	185.860	31.83	0.26		0.86		48	62
136.990	140.984	2.92	0.29		1.03		64	67
138.152	136.990	(0.84)[c]	0.31	[d]	0.89	[d]	47	73

College Retirement Equities Fund  ■  Prospectus     15

Condensed financial information

Equity Index Account

			Selected per accumulation unit data
			Gain (loss) from investment operations
	For the period or year ended	Investment income		[a]	Expenses	[a]	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments	Net change in accumulation unit value
Class R1
	12/31/17		$3.836		$1.126		$2.710		$34.271	$36.981
	12/31/16		3.648		1.044		2.604		16.892	19.496
	12/31/15	[h]	3.254		0.765		2.489		(2.523)	(0.034)
	12/31/14		2.937		0.558		2.379		15.145	17.524
	12/31/13		2.546		0.531		2.015		33.715	35.730
	12/31/12		2.391		0.442		1.949		12.978	14.927
	12/31/11		1.832		0.390		1.442		(0.825)	0.617
	12/31/10		1.613		0.343		1.270		11.830	13.100
	12/31/09		1.470		0.288		1.182		16.176	17.358
	12/31/08		1.823		0.429		1.394		(38.771)	(37.377)

Class R2
	12/31/17		3.859		0.612		3.247		34.480	37.727
	12/31/16		3.662		0.591		3.071		16.959	20.030
	12/31/15	[g]	2.443		0.414		2.029	[d]	(8.184)	(6.155)

Class R3
	12/31/17		3.869		0.458		3.411		34.551	37.962
	12/31/16		3.667		0.419		3.248		16.983	20.231
	12/31/15	[g]	2.443		0.302		2.141	[d]	(8.185)	(6.044)

[a]	Based on average units outstanding.
[b]	Based on per accumulation unit data. Information for Annuity Units is not presented.
[c]	The percentages shown for this period are not annualized.
[d]	The percentages shown for this period are annualized.
[g]	Classes R2 and R3 commenced operations on April 24, 2015.
[h]	Prior to April 24, 2015, CREF offered only one class of units, which became Class R1 on that date.

16     Prospectus  ■  College Retirement Equities Fund

 (continued)

			Ratios and supplemental data
Accumulation unit value			Ratios to average net assets
Beginning of period	End of period	Total return [b]	Gross expenses		Net investment income (loss)		Portfolio turnover rate	Accumulation units outstanding at end of period (in millions)

$181.024	$218.005	20.43%	0.57%		1.37%		4%	18
161.528	181.024	12.07	0.63		1.56		4	19
161.562	161.528	(0.02)	0.47		1.52		5	20
144.038	161.562	12.17	0.37		1.58		4	104
108.308	144.038	32.99	0.42		1.59		5	108
93.381	108.308	15.98	0.43		1.89		4	109
92.764	93.381	0.66	0.41		1.53		5	112
79.664	92.764	16.45	0.42		1.54		8	116
62.306	79.664	27.86	0.43		1.77		5	116
99.683	62.306	(37.50)	0.59		1.67		7	113

181.880	219.607	20.74	0.31		1.63		4	31
161.850	181.880	12.38	0.35		1.84		4	33
168.005	161.850	(3.66)[c]	0.37	[d]	1.81	[d]	5	35

182.192	220.154	20.84	0.23		1.71		4	39
161.961	182.192	12.49	0.25		1.94		4	42
168.005	161.961	(3.60)[c]	0.27	[d]	1.90	[d]	5	44

College Retirement Equities Fund  ■  Prospectus     17

Condensed financial information

Bond Market Account

			Selected per accumulation unit data
			Gain (loss) from investment operations
	For the period or year ended	Investment income		[a]	Expenses	[a]	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments	Net change in accumulation unit value
Class R1
	12/31/17		$3.517		$0.764		$2.753		$1.670	$4.423
	12/31/16		3.430		0.827		2.603		0.897	3.500
	12/31/15	[h]	3.015		0.637		2.378		(2.100)	0.278
	12/31/14		2.665		0.494		2.171		3.764	5.935
	12/31/13		2.485		0.482		2.003		(4.211)	(2.208)
	12/31/12		2.835		0.482		2.353		3.163	5.516
	12/31/11		3.341		0.439		2.902		3.876	6.778
	12/31/10		3.470		0.422		3.048		3.096	6.144
	12/31/09		3.818		0.399		3.419		2.556	5.975
	12/31/08		4.241		0.416		3.825		(2.777)	1.048

Class R2
	12/31/17		3.539		0.453		3.086		1.676	4.762
	12/31/16		3.442		0.506		2.936		0.892	3.828
	12/31/15	[g]	2.181		0.369		1.812	[d]	(3.573)	(1.761)

Class R3
	12/31/17		3.546		0.360		3.186		1.681	4.867
	12/31/16		3.446		0.385		3.061		0.891	3.952
	12/31/15	[g]	2.182		0.292		1.890	[d]	(3.573)	(1.683)

[a]	Based on average units outstanding.
[b]	Based on per accumulation unit data. Information for Annuity Units is not presented.
[c]	The percentages shown for this period are not annualized.
[d]	The percentages shown for this period are annualized.
[g]	Classes R2 and R3 commenced operations on April 24, 2015.
[h]	Prior to April 24, 2015, CREF offered only one class of units, which became Class R1 on that date.

18     Prospectus  ■  College Retirement Equities Fund

 (continued)

			Ratios and supplemental data
Accumulation unit value			Ratios to average net assets
Beginning of period	End of period	Total return [b]	Gross expenses		Net investment income (loss)		Portfolio turnover rate	Portfolio turnover rate excluding mortgage dollar rolls	Accumulation units outstanding at end of period (in millions)

$117.249	$121.672	3.77%	0.64%		2.30%		140%	96%	18
113.749	117.249	3.08	0.70		2.21		240	131	19
113.471	113.749	0.25	0.56		2.07		293	123	19
107.536	113.471	5.52	0.44		1.95		290	89	117
109.744	107.536	(2.01)	0.45		1.85		363	105	119
104.228	109.744	5.29	0.45		2.19		356	117	130
97.450	104.228	6.96	0.44		2.88		261	62	126
91.306	97.450	6.73	0.44		3.19		230	62	122
85.331	91.306	7.00	0.45		3.88		185	96	113
84.283	85.331	1.24	0.61		4.53		125	—	100

117.802	122.564	4.04	0.38		2.56		140	96	39
113.974	117.802	3.36	0.43		2.48		240	131	40
115.735	113.974	(1.52)[c]	0.47	[d]	2.31	[d]	293	123	40

118.004	122.871	4.12	0.30		2.63		140	96	53
114.052	118.004	3.47	0.32		2.58		240	131	54
115.735	114.052	(1.45)[c]	0.37	[d]	2.41	[d]	293	123	55

College Retirement Equities Fund  ■  Prospectus     19

Condensed financial information

Inflation-Linked Bond Account

			Selected per accumulation unit data
			Gain (loss) from investment operations
	For the period or year ended	Investment income		[a]	Expenses	[a]	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments	Net change in accumulation unit value
Class R1
	12/31/17		$1.731		$0.395		$1.336		$(0.315)	$1.021
	12/31/16		1.465		0.433		1.032		1.474	2.506
	12/31/15	[h]	(0.930)		0.324		(1.254)		(0.034)	(1.288)
	12/31/14		1.573		0.257		1.316		0.824	2.140
	12/31/13		1.207		0.301		0.906		(7.289)	(6.383)
	12/31/12		2.050		0.310		1.740		2.523	4.263
	12/31/11		2.817		0.272		2.545		5.187	7.732
	12/31/10		1.596		0.254		1.342		1.929	3.271
	12/31/09		0.974		0.241		0.733		4.119	4.852
	12/31/08		2.700		0.249		2.451		(3.367)	(0.916)

Class R2
	12/31/17		1.743		0.218		1.525		(0.319)	1.206
	12/31/16		1.471		0.249		1.222		1.475	2.697
	12/31/15	[g]	1.272		0.185		1.087	[d]	(3.973)	(2.886)

Class R3
	12/31/17		1.746		0.165		1.581		(0.320)	1.261
	12/31/16		1.480		0.179		1.301		1.468	2.769
	12/31/15	[g]	1.274		0.140		1.134	[d]	(3.975)	(2.841)

[a]	Based on average units outstanding.
[b]	Based on per accumulation unit data. Information for Annuity Units is not presented.
[c]	The percentages shown for this period are not annualized.
[d]	The percentages shown for this period are annualized.
[g]	Classes R2 and R3 commenced operations on April 24, 2015.
[h]	Prior to April 24, 2015, CREF offered only one class of units, which became Class R1 on that date.

20     Prospectus  ■  College Retirement Equities Fund

 (continued)

			Ratios and supplemental data
Accumulation unit value			Ratios to average net assets
Beginning of period	End of period	Total return [b]	Gross expenses		Net investment income (loss)		Portfolio turnover rate	Accumulation units outstanding at end of period (in millions)

$67.740	$68.761	1.51%	0.58%		1.95%		18%	15
65.234	67.740	3.84	0.64		1.52		23	16
66.522	65.234	(1.94)	0.48		(1.87)		6	17
64.382	66.522	3.32	0.39		1.97		9	107
70.765	64.382	(9.02)	0.45		1.34		13	115
66.502	70.765	6.40	0.45		2.52		11	149
58.770	66.502	13.16	0.43		4.05		13	146
55.499	58.770	5.89	0.44		2.33		15	135
50.647	55.499	9.58	0.45		1.38		11	134
51.563	50.647	(1.78)	0.58		4.69		19	116

68.059	69.265	1.77	0.32		2.22		18	30
65.362	68.059	4.13	0.37		1.80		23	31
68.248	65.362	(4.23)[c]	0.41	[d]	2.38	[d]	6	32

68.176	69.437	1.85	0.24		2.29		18	46
65.407	68.176	4.23	0.26		1.91		23	48
68.248	65.407	(4.16)[c]	0.31	[d]	2.48	[d]	6	49

College Retirement Equities Fund  ■  Prospectus     21

Condensed financial information

Social Choice Account

			Selected per accumulation unit data
			Gain (loss) from investment operations
	For the period or year ended	Investment income		[a]	Expenses	[a]	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments	Net change in accumulation unit value
Class R1
	12/31/17		$5.627		$1.327		$4.300		$24.249	$28.549
	12/31/16		5.437		1.336		4.101		9.343	13.444
	12/31/15	[h]	4.618		1.017		3.601		(5.795)	(2.194)
	12/31/14		4.446		0.773		3.673		8.760	12.433
	12/31/13		3.804		0.757		3.047		22.950	25.997
	12/31/12		3.866		0.677		3.189		12.242	15.431
	12/31/11		3.732		0.619		3.113		(0.595)	2.518
	12/31/10		3.618		0.561		3.057		11.683	14.740
	12/31/09		3.517		0.488		3.029		19.530	22.559
	12/31/08		4.191		0.600		3.591		(34.439)	(30.848)

Class R2
	12/31/17		5.661		0.757		4.904		24.394	29.298
	12/31/16		5.455		0.798		4.657		9.377	14.034
	12/31/15	[g]	3.229		0.560		2.669	[d]	(11.025)	(8.356)

Class R3
	12/31/17		5.673		0.586		5.087		24.445	29.532
	12/31/16		5.461		0.594		4.867		9.391	14.258
	12/31/15	[g]	3.230		0.427		2.803	[d]	(11.028)	(8.225)

[a]	Based on average units outstanding.
[b]	Based on per accumulation unit data. Information for Annuity Units is not presented.
[c]	The percentages shown for this period are not annualized.
[d]	The percentages shown for this period are annualized.
[g]	Classes R2 and R3 commenced operations on April 24, 2015.
[h]	Prior to April 24, 2015, CREF offered only one class of units, which became Class R1 on that date.

22     Prospectus  ■  College Retirement Equities Fund

 (continued)

			Ratios and supplemental data
Accumulation unit value			Ratios to average net assets
Beginning of period	End of period	Total return [b]	Gross expenses		Net investment income (loss)		Portfolio turnover rate	Portfolio turnover rate excluding mortgage dollar rolls	Accumulation units outstanding at end of period (in millions)

$205.646	$234.195	13.88%	0.60%		1.95%		53%	37%	10
192.202	205.646	7.00	0.68		2.07		93	50	11
194.396	192.202	(1.13)	0.52		1.83		115	57	12
181.963	194.396	6.83	0.41		1.95		120	52	72
155.966	181.963	16.67	0.45		1.79		133	46	72
140.535	155.966	10.98	0.45		2.14		149	52	71
138.017	140.535	1.82	0.44		2.22		122	45	72
123.277	138.017	11.95	0.44		2.39		98	40	72
100.718	123.277	22.41	0.45		2.81		85	49	68
131.566	100.718	(23.45)	0.61		3.02		77	—	66

206.617	235.915	14.18	0.34		2.21		53	37	22
192.583	206.617	7.29	0.40		2.35		93	50	23
200.939	192.583	(4.16)[c]	0.42	[d]	1.99	[d]	115	57	25

206.972	236.504	14.27	0.26		2.29		53	37	28
192.714	206.972	7.40	0.30		2.45		93	50	29
200.939	192.714	(4.09)[c]	0.32	[d]	2.09	[d]	115	57	31

College Retirement Equities Fund  ■  Prospectus     23

Condensed financial information

Money Market Account

			Selected per accumulation unit data
			Gain (loss) from investment operations
	For the period or year ended	Investment income		[a]	Expenses	[a]	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments	Net change in accumulation unit value
Class R1
	12/31/17		$0.227		$0.165		$0.062		0.000	$0.062
	12/31/16		0.111		0.111		0.000		0.000	0.000
	12/31/15	[h]	0.036		0.036		0.000		0.000	0.000
	12/31/14		0.029		0.029		0.000		0.000	0.000
	12/31/13		0.036		0.036		0.000		0.000	0.000
	12/31/12		0.044		0.044		0.000		0.000	0.000
	12/31/11		0.044		0.044		0.000		0.001	0.001
	12/31/10		0.062		0.062		0.000		0.000	0.000
	12/31/09		0.164		0.104		0.060		(0.031)	0.029
	12/31/08		0.700		0.124		0.576		0.032	0.608

Class R2
	12/31/17		0.227		0.116		0.111		0.002	0.113
	12/31/16		0.111		0.096		0.015		0.000	0.015
	12/31/15	[g]	0.030		0.030		0.000	[d]	0.000	0.000

Class R3
	12/31/17		0.228		0.102		0.126		0.002	0.128
	12/31/16		0.111		0.078		0.033		0.000	0.033
	12/31/15	[g]	0.030		0.030		0.000	[d]	0.000	0.000

[a]	Based on average units outstanding.
[b]	Based on per accumulation unit data. Information for Annuity Units is not presented.
[c]	The percentages shown for this period are not annualized.
[d]	The percentages shown for this period are annualized.
[g]	Classes R2 and R3 commenced operations on April 24, 2015.
[h]	Prior to April 24, 2015, CREF offered only one class of units, which became Class R1 on that date.

24     Prospectus  ■  College Retirement Equities Fund

 (concluded)

				Ratios and supplemental data
Accumulation unit value				Ratios to average net assets
Beginning of period	End of period	Total return	[b]	Gross expenses		Expenses net of TIAA withholding		Net investment income (loss)		Accumulation units outstanding at end of period (in millions)

$25.534	$25.596	0.25%		0.57%		0.64%		0.32%		72
25.534	25.534	0.00		0.64		0.43		0.00		84
25.534	25.534	0.00		0.50		0.14		0.00		87
25.534	25.534	0.00		0.39		0.11		0.00		441
25.534	25.534	0.00		0.41		0.14		0.00		461
25.534	25.534	0.00		0.42		0.17		0.00		458
25.533	25.534	0.00		0.41		0.17		0.00		477
25.533	25.533	0.00		0.41		0.24		0.00		463
25.504	25.533	0.11		0.43		0.41		0.21		512
24.896	25.504	2.44		0.56		0.56		2.25		582

25.549	25.662	0.44		0.31		0.45		0.58		111
25.534	25.549	0.06		0.36		0.37		0.08		129
25.534	25.534	0.00	[c]	0.40	[d]	0.17	[d]	0.00	[d]	137

25.567	25.695	0.50		0.23		0.40		0.66		177
25.534	25.567	0.13		0.26		0.30		0.17		205
25.534	25.534	0.00	[c]	0.30	[d]	0.17	[d]	0.00	[d]	215

College Retirement Equities Fund  ■  Prospectus     25

Your investment options

Overview of the Accounts

CREF has eight investment portfolios, or Accounts, which are divided into several categories reflecting different investment management strategies. They are:

Equity Accounts:

• Stock Account

• Global Equities Account

• Growth Account

Index Account:

• Equity Index Account

Fixed-Income Accounts:

• Bond Market Account

• Inflation-Linked Bond Account

Specialty/Balanced Account:

• Social Choice Account

Money Market Account:

• Money Market Account

CREF’s goal is to provide retirement benefits. CREF has a long-term investment perspective and the Accounts provide a wide range of investment alternatives. Each Account has its own investment objective, policies and special risks. The investment objective of an Account cannot be changed without the approval of a majority of Account participants. CREF can change investment policies without such approval. There is no guarantee that any Account will meet its investment objective.

Each of the Stock, Global Equities, Equity Index, Bond Market and Inflation-Linked Bond Accounts has a policy of investing, under normal circumstances, at least 80% of its respective assets (net assets, plus the amount of any borrowings for investment purposes) in certain securities implied by its name, including such terms as “equity” and “index.” Each of these Accounts will provide its participants with at least 60 days’ prior notice before making changes to this policy. The Accounts are not appropriate for market timing. You should not invest in the Accounts if you are a market timer.

26     Prospectus  ■  College Retirement Equities Fund

Equity Accounts

Stock Account

Investment Objective: A favorable long-term rate of return through capital appreciation and investment income by investing primarily in a broadly diversified portfolio of common stocks.

Principal Investment Strategies: Under normal circumstances, the Stock Account invests at least 80% of its assets in a broadly diversified portfolio of common stocks. CREF’s investment adviser, TIAA-CREF Investment Management, LLC (“TCIM”), typically uses a combination of three different investment strategies to manage the Account—active management, quantitative and indexing—and invests in both domestic and foreign securities to achieve the Account’s investment objective. TCIM seeks to achieve the Account’s overall investment objective by managing the Account in segments, each of which may use one of these different investment strategies.

A portion of the Account is managed using an active management strategy. With active management, TCIM looks for stocks that it believes are attractively priced based on an analysis of the company’s prospects for growth in earnings, cash flow, revenues or other relevant measures. TCIM also looks for companies whose assets appear undervalued in the market. In general, TCIM focuses on companies with shareholder-oriented management dedicated to creating shareholder value. The Account may invest in companies of any size, including small companies.

A portion of the Account is managed using a quantitative strategy. With quantitative strategies, TCIM may use several different investment techniques to build a portfolio of stocks that is structured to resemble and share the risk characteristics of various segments of the benchmark index, while also seeking to outperform that benchmark index. Quantitative strategies often employ proprietary, quantitative modeling techniques for stock selection, country allocation and portfolio construction. Quantitative analysis involves the use of mathematical models and computer programs that attempt to outperform the index by over- and underweighting certain stocks in the index. Relative to TCIM’s other approaches for managing other equity accounts, in general, the quantitative methodology is designed so that the Account diverges from and may outperform its benchmark index, but remains closer to the benchmark than other equity accounts using a traditional active management style.

A portion of the Account is managed using an index strategy. This portion of the Account is designed to track various segments of the component indices of the Account’s composite benchmark index. This portion of the Account buys most, but not necessarily all, of the stocks in the indices of its composite benchmark index, and will attempt to closely match the overall investment characteristics of its composite benchmark index.

The Account invests in foreign stocks and other equity securities. The Account also may invest in fixed-income securities and money market instruments traded on foreign exchanges or in other foreign securities markets, or that are privately

College Retirement Equities Fund  ■  Prospectus     27

placed. Foreign securities have different types and levels of risk than domestic securities. The Account will also invest a portion of its foreign investments in emerging market securities and, to a lesser extent, foreign developed market small-cap equities. Under normal circumstances the Account seeks to maintain the weightings of its holdings as approximately 65–75% domestic equities and 25–35% foreign equities. Under normal circumstances, the foreign equities portion of the Account will include investments in both developed and emerging markets securities and in securities of large-, mid- and small-capitalization issuers. As of December 31, 2017, the market value of the Account was divided as indicated below among U.S., foreign developed and foreign emerging markets securities:

70.0%	United States
22.2%	Foreign developed markets
7.8%	Foreign emerging markets

For a discussion of additional risks concerning investments in foreign securities, see “Additional information about investment strategies and risks” below.

Within the Account’s globally diversified, multi-investment style strategy, the Account allocates assets to a variety of underlying investment strategies. The allocations to such strategies, including domestic or foreign investments in mega-cap, large-cap, mid-cap and small-cap and various industry sector specializations, may change over time. As of December 31, 2017, the equity investments of the Account were divided among issuers with varying market capitalizations as indicated below:

47.8%	Mega-cap: more than $50 billion
22.5%	Large-cap: more than $15 billion–$50 billion
23.9%	Mid-cap: more than $2 billion–$15 billion
5.8%	Small-cap: $2 billion or less

The benchmark for the Stock Account is a composite index composed of two unmanaged indices: the Russell 3000® Index and the MSCI All Country World ex-USA Investable Market Index (“MSCI ACWI ex-USA IMI”). The weights in the composite index change to reflect the relative sizes of the domestic and foreign segments of the Account and to maintain its consistency with the Account’s investment strategies. See “More about benchmarks and other indices” below for additional information about composite and other benchmarks.

Principal Investment Risks: The Account is subject to the following principal investment risks:

28     Prospectus  ■  College Retirement Equities Fund

• market risk;

• issuer risk (often called financial risk);

• index risk;

• quantitative analysis risk;

• foreign investment risk;

• emerging markets risk;

• small-cap risk;

• mid-cap risk;

• large-cap risk; and

• active management risk.

Investing in securities traded in foreign exchanges or foreign markets involves risks beyond those of domestic investing. These include political or social instability, changes in currency rates and the possible imposition of market controls or currency exchange controls. These risks may be enhanced with respect to investments in emerging markets. Also, seeking enhanced results relative to an index may cause that portion of the Account that is managed using a quantitative strategy to underperform the index. Furthermore, because of the Account’s size, it may be buying or selling blocks of stock that are large compared to the stock’s trading volume, making it difficult to reach the positions called for by TCIM’s investment decisions and/or affecting the stock’s price. As a result, TCIM may not be able to adjust the portfolio as quickly as it would like.

As with any investment, you can lose money by investing in this Account.

Who May Want to Invest: The Stock Account may be best for individuals who have a longer time horizon, think stocks will perform well over time and want to invest in a broadly diversified stock portfolio.

See “Principal risks of investing in the Accounts” below and “Additional information about investment strategies and risks” below for more information.

Global Equities Account

Investment Objective: A favorable long-term rate of return through capital appreciation and income from a broadly diversified portfolio that consists primarily of foreign and domestic common stocks.

Principal Investment Strategies: Under normal circumstances, the Global Equities Account invests at least 80% of its assets in equity securities of foreign and domestic companies. Typically, approximately 50% of the Account is invested in foreign securities (including foreign emerging market issuers), and approximately 50% in domestic securities, as TCIM deems appropriate. However, when market conditions warrant, the Account may invest more than 60% of its assets in U.S. issuers. In such cases the Account will invest at least 30% in foreign issuers. These percentages may vary according to market conditions. As of December 31, 2017 (prior to an increase in the Account’s allocation to foreign securities), the portfolio of investments of the Account was divided as indicated

College Retirement Equities Fund  ■  Prospectus     29

below among U.S., foreign developed market and foreign emerging market securities:

62.1%	United States
34.5%	Foreign developed markets
3.4%	Foreign emerging markets

Normally, the Account will be invested in at least three different countries, one of which will be the United States, although the Account will usually be more diversified. For a discussion of additional risks concerning investments in foreign securities, including emerging markets securities, see “Additional information about investment strategies and risks” below.

The Account can invest in companies of any size, including small companies. Investing in smaller companies entails more risk. See “Principal investment risks” for the Global Equities Account below.

TCIM typically uses a combination of three different investment strategies to manage the Account—active management, quantitative and indexing—and invests in both domestic and foreign securities. TCIM seeks to achieve the Account’s overall investment objective by managing the Account in segments, each of which may use one of these different investment strategies to achieve the Account’s investment objective. For that portion of the Account that is actively managed, TCIM looks for stocks that it believes are attractively priced based on an analysis of the company’s prospects for growth in earnings, cash flow, revenues or other relevant measures. TCIM also looks for companies whose assets appear undervalued in the market. In general, TCIM focuses on companies with shareholder-oriented management dedicated to creating shareholder value.

A portion of the Account is managed using a quantitative strategy. With quantitative strategies, TCIM may use several different investment techniques to build a portfolio that is structured to resemble and share the risk characteristics of various segments of the benchmark index, while also seeking to outperform that benchmark index. Quantitative strategies often employ proprietary, quantitative modeling techniques for stock selection, country allocation and portfolio construction. Quantitative analysis involves the use of mathematical models and computer programs that attempt to outperform the index by over- and underweighting certain stocks in the index. Relative to TCIM’s other approaches for managing other equity accounts, in general, the quantitative methodology is designed so that the Account diverges from and may outperform its benchmark index, but remains closer to the benchmark than other equity accounts using a traditional active management style.

30     Prospectus  ■  College Retirement Equities Fund

A portion of the Account is managed using an index strategy. This portion of the Account is designed to track various segments of the Account’s benchmark index. This portion of the Account buys most, but not necessarily all, of the securities in the Account’s benchmark index, and will attempt to closely match the overall investment characteristics of its benchmark index.

Within the Account’s globally diversified, multi-investment style strategy, the Account allocates assets to a variety of underlying investment strategies. The allocations to such strategies, including domestic or foreign investments in large-cap, mid-cap and small-cap and various industry sector specializations, may change over time.

The benchmark for the Global Equities Account is the MSCI All Country World Index. See “More about benchmarks and other indices” below for additional information about benchmarks.

Principal Investment Risks: The Account is subject to the following principal investment risks:

• market risk;

• issuer risk (often called financial risk);

• foreign investment risk;

• emerging markets risk;

• small-cap risk;

• mid-cap risk;

• large-cap risk;

• quantitative analysis risk;

• index risk; and

• active management risk

Investing in securities traded in foreign exchanges or foreign markets involves risks beyond those of domestic investing. These include political or social instability, changes in currency rates and the possible imposition of market controls or currency exchange controls. These risks may be enhanced with respect to investments in emerging markets. Also, seeking enhanced results relative to an index may cause that portion of the Account that is managed using a quantitative strategy to underperform the index. The Account may also be subject to market timing risk due to “stale price arbitrage,” in which an investor seeks to take advantage of the perceived difference in price from a foreign market closing price. If not mitigated through effective policies, market timing can interfere with efficient portfolio management and cause dilution. The Account has in place policies and procedures that are designed to reduce the risk of market timing in the Account.

As with any investment, you can lose money by investing in this Account.

Who May Want to Invest: The Global Equities Account may be best for individuals who have a longer time horizon, think stocks will perform well over

College Retirement Equities Fund  ■  Prospectus     31

time and want to take advantage of the potential of foreign as well as domestic markets.

See “Principal risks of investing in the Accounts” below and “Additional information about investment strategies and risks” below for more information.

Growth Account

Investment Objective: A favorable long-term rate of return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth.

Principal Investment Strategies: Under normal circumstances, the Growth Account invests at least 80% of its assets in common stocks and other equity securities. The Account invests primarily in large, well-known, established companies, particularly when TCIM believes they have new or innovative products, services or processes that enhance future earnings prospects. To a lesser extent, the Account may also invest in smaller, less seasoned companies with growth potential as well as companies in new and emerging areas of the economy. The Account may also invest in companies in order to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations.

Growth-oriented companies are companies with a strong competitive position within their industry or a competitive position within a very strong industry. Generally, growth investing entails analyzing the quality of a company’s earnings (i.e., the degree to which earnings are derived from sustainable sources), and analyzing companies as if one would be buying the underlying business, not simply trading its equity. Growth investing also involves fundamental research and qualitative analysis of particular companies in order to identify and benefit from particular companies whose business prospects appear underappreciated by the market.

The Account may buy foreign securities and other instruments if TCIM believes they have superior investment potential. Depending on investment opportunities, the Account may invest up to 20% of its assets in foreign securities. The securities will be those traded on foreign exchanges or in other foreign markets and may be denominated in foreign currencies or other units.

TCIM typically uses a combination of three different investment strategies to manage the Account—active management, quantitative and indexing—and invests in both domestic and foreign securities. TCIM seeks to achieve the Account’s overall investment objective by managing the Account in segments, each of which may use one of these different investment strategies. For that portion of the Account that is actively managed, TCIM looks for stocks that it believes are attractively priced based on an analysis of the company’s prospects for growth in earnings, cash flow, revenues or other relevant measures. TCIM also looks for companies whose assets appear undervalued in the market. In general, TCIM focuses on companies with shareholder-oriented management dedicated to creating shareholder value.

32     Prospectus  ■  College Retirement Equities Fund

A portion of the Account is managed using a quantitative strategy. With quantitative strategies, TCIM may use several different investment techniques to build a portfolio of stocks that is structured to resemble and share the risk characteristics of various segments of the benchmark index, while also seeking to outperform that benchmark index. Quantitative strategies often employ proprietary, quantitative modeling techniques for stock selection, country allocation and portfolio construction. Quantitative analysis involves the use of mathematical models and computer programs that attempt to outperform the index by over- and underweighting certain stocks in the index. Relative to TCIM’s other approaches for managing other equity accounts, in general, the quantitative methodology is designed so that the Account diverges from and may outperform its benchmark index, but remains closer to the benchmark than other equity accounts using a traditional active management style.

A portion of the Account is managed using an index strategy. This portion of the Account is designed to track various segments of the Account’s benchmark index. This portion of the Account buys most, but not necessarily all, of the securities in its benchmark index, and will attempt to closely match the overall investment characteristics of its benchmark index.

The benchmark for the Growth Account is the Russell 1000® Growth Index. See “More about benchmarks and other indices” below for additional information about benchmarks.

Principal Investment Risks: The Account is subject to the following principal investment risks:

• market risk;

• issuer risk (often called financial risk);

• foreign investment risk;

• small-cap risk;

• mid-cap risk;

• large-cap risk;

• active management risk;

• index risk;

• quantitative analysis risk; and

• style risk/the risks of growth investing.

Also, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. The Account will probably be more volatile than the overall equity market due to its focus on more growth-oriented sectors of the market.

As with any investment, you can lose money by investing in this Account.

Who May Want to Invest: The Growth Account may be best for individuals who are looking for long-term capital appreciation and a favorable long-term return but are willing to tolerate fluctuations in value. It may also be well suited to investors seeking exposure to growth-oriented companies who also have

College Retirement Equities Fund  ■  Prospectus     33

exposure to other segments of the stock market, including selective exposure to value-oriented companies.

See “Principal risks of investing in the Accounts” below and “Additional information about investment strategies and risks” below for more information.

Index Account

Equity Index Account

Investment Objective: A favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the United States, as represented by a broad stock market index.

Principal Investment Strategies: The Equity Index Account is designed to track the U.S. stock market as a whole and invests in stocks in its benchmark index, the Russell 3000® Index. The Account buys most, but not necessarily all, of the securities in the Russell 3000® Index, and attempts to closely match the overall investment characteristics of the Index. Using the Russell 3000® Index is not fundamental to the Account’s investment objective and policies. The Account can change the index at any time and will notify its participants if it does so. See “More about benchmarks and other indices” below for additional information about benchmarks.

The Account may also invest in securities and other instruments, such as futures, whose return depends on stock market prices. TCIM selects these instruments to attempt to match the total return of the Russell 3000® Index but may not always do so.

Principal Investment Risks: The Account is subject to the following principal investment risks:

• market risk;

• index risk;

• issuer risk (often called financial risk);

• large-cap risk;

• mid-cap risk; and

• small-cap risk.

Who May Want to Invest: The Equity Index Account may be best for individuals who have a longer time horizon, think U.S. stocks will perform well over time and want to invest in a broad range of securities in the U.S. market.

As with any investment, you can lose money by investing in this Account. See “Principal risks of investing in the Accounts” below and “Additional information about investment strategies and risks” below for more information.

Non-principal investments of the Equity and Equity Index Accounts

The Equity Accounts and Equity Index Account may make certain other investments, but not as principal strategies. In addition to stocks, the Equity and

34     Prospectus  ■  College Retirement Equities Fund

Equity Index Accounts may hold other types of securities and other investments with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts. The Equity and Equity Index Accounts may also invest in short-term debt securities of the same type as those held by the Money Market Account and other kinds of short-term instruments for cash management and other purposes. Investing in these instruments is intended to help the Accounts maintain liquidity, use cash balances effectively and take advantage of attractive investment opportunities. The Equity Accounts also may invest up to 20% of their assets in fixed-income securities. TCIM may also manage cash in the Accounts by investing in money market funds or other short-term instruments.

The Equity and Equity Index Accounts may also buy and sell: (1) put and call options, including covered call options, on securities of the types they each may invest in and on securities indices composed of such securities; (2) futures contracts on securities indices composed of securities of the types in which each may invest; and (3) put and call options on such futures contracts. They may also buy and sell stock index futures contracts. The Equity and Equity Index Accounts may use such options and futures contracts for hedging and cash management purposes (but not for speculation) and to seek to increase total return. Futures contracts permit an Account to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

The Equity and Equity Index Accounts may invest in non-affiliated investment company securities, such as exchange-traded funds (“ETFs”). The Equity and Equity Index Accounts may use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When an Equity Account or the Equity Index Account invests in ETFs or other investment companies, the Account bears a proportionate share of expenses charged by the investment company in which it invests.

In seeking to manage currency risk, these Accounts also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on, and securities indexed to, foreign currencies. Although the Equity and Equity Index Accounts may use options, futures or currency contracts at times to hedge certain risks, it is not the intent of these Accounts to hedge all equity or currency risks of the Accounts at any particular time.

The Equity and Equity Index Accounts may invest in other derivatives and other similar financial instruments, such as equity swaps, so long as these derivatives and financial instruments are consistent with the Account’s investment objective and restrictions, policies and current regulations. The Accounts may use swaps to hedge or manage the risks associated with the assets held in an Account or to facilitate implementation of portfolio strategies of purchasing and selling assets for an Account’s portfolio.

The Equity and Equity Index Accounts may also hold fixed-income securities that they acquire through mergers, recapitalizations or other situations. When

College Retirement Equities Fund  ■  Prospectus     35

TCIM believes market conditions are favorable, these Accounts may also invest in bonds or other debt instruments similar to those investments made by the Bond Market Account. The Equity and Equity Index Accounts may also invest in debt securities with prices or interest rates that are linked to the return of a stock market index.

For more information on these and other investments the Accounts may utilize, please see the SAI.

Fixed-Income Accounts

Bond Market Account

Investment Objective: A favorable long-term rate of return, primarily through high current income consistent with preserving capital.

Principal Investment Strategies: Under normal circumstances, the Bond Market Account invests at least 80% of its assets in a broad range of fixed-income securities. The majority of the Account’s assets are invested in U.S. Treasury and other governmental agency securities, corporate bonds and mortgage-backed or other asset-backed securities. The Account’s holdings are mainly investment-grade securities rated in the top four credit rating categories by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”), or that TCIM determines are of comparable quality. Fixed-income securities may pay a fixed or variable rate of interest.

The Account will overweight or underweight individual securities or sectors as compared to their weight in the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays Index”), the Account’s benchmark index, depending on where TCIM finds undervalued, overlooked or misunderstood issues that TCIM believes offer the potential for superior returns compared to the Bloomberg Barclays Index. See “More about benchmarks and other indices” below for additional information about benchmarks. As of February 28, 2018, the duration of the Bloomberg Barclays Index was 5.98 years. Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates.

The Account can also invest in below-investment-grade securities (also known as “high yield” or “junk” bonds) rated Ba1 or lower by Moody’s or BB+ or lower by S&P, as well as unrated securities that TCIM determines to be of a similar quality. However, TCIM does not intend to invest more than 20% of the Account’s assets in such securities. The Account can also make foreign investments, including emerging market fixed-income securities and non-dollar-denominated instruments, but such investments are not expected to exceed 20% of the Account’s assets.

The Account can also invest in mortgage-backed securities. These can include pass-through securities sold by private, governmental and government-related organizations, and collateralized mortgage obligations (“CMOs”). Mortgage pass-through securities are formed when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is “passed through” to investors in periodic principal and interest payments. CMOs

36     Prospectus  ■  College Retirement Equities Fund

are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest.

The Account may make certain other investments, but not as principal investment strategies. For example, the Account may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment and extension risks than traditional mortgage-backed securities.

TCIM may also use an investment strategy called “mortgage rolls” (also referred to as “dollar rolls”), in which the Account “rolls over” an investment in a mortgage-backed security before its settlement date in exchange for a similar security with a later settlement date. The Account may also engage in duration-neutral relative value trading, a technique in which the Account buys and sells government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve.

TCIM seeks the Account’s investment objective through active management of security selection, sector allocation, yield-curve positioning, and duration management. While the Account seeks to preserve capital as part of its investment objective, this is only one factor in an actively managed approach of seeking a favorable long-term rate of return. Accordingly, there can be no assurance that the Account will succeed in preserving capital, and the Account may lose money because of the risks of investment in bonds and other eligible assets, including interest rate risk, credit risk, and other risks noted below.

The Account may purchase and sell futures, options, swaps, forwards and other fixed-income derivative instruments to carry out the Account’s investment strategies. In particular, the Account may purchase and sell interest rate futures to attempt to manage duration and/or certain risks.

Principal Investment Risks: The Account is subject to the following principal investment risks:

• interest rate risk;

• prepayment risk;

• extension risk;

• issuer risk (often called financial risk);

• income volatility risk;

• credit risk;

• call risk;

• fixed-income foreign investment risk;

• active management risk;

• emerging markets risk;

• market volatility, liquidity and valuation risk;

• mortgage roll risk;

• downgrade risk;

College Retirement Equities Fund  ■  Prospectus     37

• non-investment grade securities risk;

• illiquid investments risk;

• U.S. government securities risk;

• portfolio turnover risk; and

• derivatives risk.

Interest rate risk is the risk that prices of portfolio securities held by the Account may decline if interest rates rise. For example, if interest rates rise by 1%, the market value of a portfolio with a duration of 5 years will decline by approximately 5%.

In addition, below-investment-grade securities, which are usually called “high-yield” or “junk” bonds, offer the potential for higher returns but also entail higher risks. Issuers of below-investment-grade securities may be in weak financial health, their ability to pay interest and principal is uncertain and they have a higher risk of becoming insolvent. Small changes in the issuer’s creditworthiness can have more impact on the price of lower-rated bonds than would comparable changes for investment-grade bonds. Lower-rated bonds can also be harder to value and sell and their prices can be more volatile than the prices of higher-quality securities. High-yield bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

Bear in mind that all these risks can also apply to the lower levels of “investment-grade” securities, for example, Moody’s Baa and S&P’s BBB. Also, securities originally rated “investment-grade” are sometimes downgraded later, should a ratings service believe the issuer’s business outlook or creditworthiness has deteriorated. If that happens to a security in the Account, it may or may not be sold, depending on an analysis by TCIM of the issuer’s prospects. However, the Account will not purchase below-investment-grade securities if that would increase their amount in the portfolio above the Account’s current investment target. The Account does not rely exclusively on credit ratings when making investment decisions because such ratings may not alone be an accurate measure of the risk of lower-rated bonds. Instead, TCIM also does its own credit analysis, and pays particular attention to economic trends and other market events.

The Account can hold illiquid securities. The risk of investing in illiquid securities is that they may be difficult to sell for their fair market value.

The Account’s investments in mortgage-backed securities are subject to prepayment or extension risk. This is the possibility that a change in interest rates would cause the underlying mortgages to be paid off sooner or later than expected.

As with any investment, you can lose money by investing in this Account.

Who May Want to Invest: The Bond Market Account may be best for individuals who have a longer time horizon, think bonds will do well over time and/or want to diversify other holdings invested in stocks.

38     Prospectus  ■  College Retirement Equities Fund

See “Principal risks of investing in the Accounts” below and “Additional information about investment strategies and risks” below for more information.

Inflation-Linked Bond Account

Investment Objective: A long-term rate of return that outpaces inflation, primarily through investment in inflation-indexed bonds—fixed-income securities whose returns are designed to track a specified inflation index over the life of the bond.

Principal Investment Strategies: Under normal circumstances, the Inflation-Linked Bond Account invests at least 80% of its assets in U.S. Treasury Inflation-Indexed Securities (TIIS). The Account can also invest in other inflation-indexed bonds issued or guaranteed by the U.S. government or its agencies, by corporations and other U.S. domiciled issuers as well as foreign governments. It can also invest in money market instruments or other short-term securities.

Like conventional bonds, inflation-indexed bonds generally pay interest at fixed intervals and return the principal at maturity. Unlike conventional bonds, an inflation-indexed bond’s principal is adjusted periodically to reflect changes in a specified inflation index. Inflation-indexed bonds are designed to preserve purchasing power over the life of the bond while paying a “real” rate of interest (i.e., a return over and above the inflation rate). These bonds are generally issued at a fixed interest rate that is lower than that of conventional bonds of comparable maturity and quality, but they are expected to retain their value against inflation over time.

The principal amount of a TIIS bond is adjusted periodically for inflation using the Consumer Price Index for All Urban Consumers (“CPI-U”). Interest is paid twice a year. The interest rate is fixed, but the amount of each interest payment varies as the principal is adjusted for inflation.

The principal amount of a TIIS investment can go down in times of negative inflation. However, the U.S. Treasury guarantees that the final principal payment at maturity will not be less than the original principal amount of the bond.

The interest and principal components of the bonds may be “stripped” or sold separately. The Account can buy or sell either component.

The Account can also invest in inflation-indexed bonds issued or guaranteed by foreign governments and their agencies, as well as other foreign issuers. These investments are usually designed to track the inflation rate in the issuing country. Under most circumstances, TCIM does not expect the Account’s investments in inflation-linked bonds of foreign issuers will be more than 25% of its assets, although this level may change.

The Account can also hold the same kind of fixed-income securities as the Bond Market Account. These securities will usually be investment-grade. However, the Account can invest up to 5% of its assets in fixed-income instruments that are rated below investment-grade, or in unrated securities of similar quality.

The Account may purchase and sell futures, options, swaps, forwards and other fixed-income derivative instruments to carry out the Account’s investment

College Retirement Equities Fund  ■  Prospectus     39

strategies. In particular, the Account may purchase and sell interest rate futures to attempt to manage duration and/or certain risks.

Principal Investment Risks: The Account is subject to the following principal investment risks:

• income volatility risk;

• interest rate risk;

• credit risk;

• fixed-income foreign investment risk;

• active management risk;

• special risks relating to inflation-indexed bonds;

• market volatility, liquidity and valuation risk;

• U.S. government securities risk;

• illiquid investments risk; and

• derivatives risk.

In addition, because the investments in the Account are “marked-to-market” daily and because market values will fluctuate, the Account could lose money on its investments. As a result, its total return may not actually track the selected inflation index every year.

The benchmark for the Account is the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index. See “More about benchmarks and other indices” below for additional information on benchmarks.

Market values of inflation-indexed bonds can be affected by changes in the market’s inflation expectations or changes in real rates of interest.

Also, the CPI-U may not accurately reflect the true rate of inflation. If the market perceives that the index used by TIIS does not accurately reflect inflation, the market value of those bonds could be adversely affected. In addition, participants who choose to receive annuity income through this Account should be aware that their income might not keep pace with inflation, especially if the average stated interest rate on the Account’s inflation-indexed bonds is below approximately 4%.

As with any investment, you can lose money by investing in this Account.

Who May Want to Invest: The Inflation-Linked Bond Account may be best for individuals who are especially concerned about high inflation, seek a modest “real” rate of return (i.e., greater than the inflation rate) and/or want to diversify holdings in stocks, conventional bonds and other investments.

See “Principal risks of investing in the Accounts” below and “Additional information about investment strategies and risks” below for more information.

Non-principal investments of the Bond Market and Inflation-Linked Bond Accounts

The Bond Market and Inflation-Linked Bond Accounts may make certain other investments, but not as principal strategies. For instance, the Bond Market and

40     Prospectus  ■  College Retirement Equities Fund

Inflation-Linked Bond Accounts may hold the same kind of money market and other short-term instruments and debt securities as the Money Market Account, as well as other kinds of short-term instruments. The Bond Market Account may also hold preferred stock and common stock through conversion of bonds or exercise of warrants.

The Bond Market and Inflation-Linked Bond Accounts may also buy and sell options, futures contracts and options on futures (including options and futures on foreign currencies). They may also enter into forward currency contracts and buy and sell securities indexed to foreign currencies. These Accounts intend to use options and futures primarily as a hedging technique, for risk management or for cash management. These Accounts may also use these techniques to help manage currency risk.

The Bond Market and Inflation-Linked Bond Accounts may buy and sell swaps and options on swaps. These Accounts will use these instruments as hedging techniques or for cash management purposes but not for speculation. These instruments do, however, involve special risks. These Accounts are not required to hedge investments.

The Bond Market and Inflation-Linked Bond Accounts may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment risk and extension risk than traditional mortgage-backed securities.

In addition, the Bond Market and Inflation-Linked Bond Accounts may invest in non-affiliated investment companies, such as ETFs, for cash management and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When invested in other investment companies, these Accounts will bear their proportionate share of expenses charged by these investment companies.

For more information on these and other investments the Accounts may utilize, please see the SAI.

Specialty/Balanced Account

Social Choice Account

Investment Objective: A favorable long-term rate of return that reflects the investment performance of the financial markets while giving special consideration to certain social criteria.

Principal Investment Strategies: The Social Choice Account invests in a diversified set of domestic and foreign stocks and other equity securities, bonds and other fixed-income securities, as well as money market instruments and other short-term debt instruments. The Account seeks to invest in companies that are suitable from a financial perspective and whose activities are consistent with certain environmental, social and governance (“ESG”) criteria.

The Account is balanced, with assets divided between foreign and domestic stocks and other equity securities (about 60%) and bonds and other fixed-income securities, including money market instruments (about 40%). Under normal

College Retirement Equities Fund  ■  Prospectus     41

circumstances, the equity portion of the Account is divided between a generally larger domestic and a smaller foreign portion. Under normal circumstances, the fixed-income portion of the Account is divided between a generally larger domestic and a smaller foreign portion. As of December 31, 2017, the Account was invested in its various market segments as follows: domestic equity 41.4%; foreign equity 18%; domestic fixed-income 31.7%; and foreign fixed-income 8.9%.

When TCIM believes that market conditions or transaction needs make it appropriate, the equity portion of the Account can go as high as 70% or as low as 50% through adjustments to either or both of the domestic and foreign equity portions, with corresponding changes to the fixed-income portion. Any of these percentages can be changed even further if TCIM believes it would be appropriate.

The equity portion of the Account includes both a domestic and a foreign equities portion. The domestic equity portion attempts to track the return of the U.S. stock market as represented by the Russell 3000® Index. The foreign equity portion of the Account attempts to track the return of developed foreign markets as represented by the MSCI EAFE + Canada Index. TCIM may utilize quantitative and/or other investment strategies to facilitate the management of the overall Account.

The fixed-income portion of the Account seeks a favorable long-term total return, primarily from investment-grade, fixed-income securities, while giving special consideration to social criteria.

The benchmark for the Social Choice Account is a composite index composed of three unmanaged benchmarks: the Russell 3000® Index (domestic equities), the MSCI EAFE + Canada Index (foreign equities) and the Bloomberg Barclays U.S. Aggregate Bond Index (fixed income). Using the Russell 3000® Index and the MSCI EAFE + Canada Index is not fundamental to the Account’s investment objective and policies. The Account can change the underlying benchmarks at any time and will notify its participants if it does so. See “More about benchmarks and other indices” below for more information about composite and other benchmarks.

Current Environmental, Social and Governance Criteria: The ESG criteria the Account takes into consideration are non-fundamental investment policies. Such criteria and the universe of investments that the Account utilizes may be changed without the approval of the Account’s participants.

Holdings in the equity portion of the Account are subject to certain ESG criteria. The ESG criteria are implemented based on data provided by independent ESG research vendor(s). All companies must meet or exceed minimum ESG performance standards to be eligible for inclusion in the Account. The evaluation process favors companies with leadership in ESG performance relative to their peers. Typically, environmental assessment categories include climate change, natural resource use, waste management and environmental opportunities. Social evaluation categories include human capital, product safety and social opportunities. Governance assessment categories include corporate

42     Prospectus  ■  College Retirement Equities Fund

governance, business ethics and governance and public policy. How well companies adhere to international norms and principles and involvement in major ESG controversies (examples of which may relate to the environment, customers, human rights and community, labor rights and supply chain and governance) are other considerations.

The ESG evaluation process is conducted on an industry-specific basis and involves the identification of key performance indicators, which are given more relative weight compared to the broader range of potential assessment categories. Concerns in one area do not automatically eliminate an issuer from being an eligible investment for the Account. When ESG concerns exist, the evaluation process gives careful consideration to how companies address the risk and opportunities they face in the context of their industry and relative to their peers. The Account will not generally invest in companies significantly involved in certain business activities, including but not limited to, the production of alcohol, tobacco, military weapons, firearms, nuclear power and gambling products and services.

Once a universe of ESG-eligible companies is established, TCIM then uses quantitative investment techniques to attempt to closely match, to the extent practicable, the overall risk characteristics of the benchmark index. The Account’s holdings will generally consist of a subset of the eligible investment universe. The Account is not required to invest in all companies that meet the ESG criteria.

The fixed-income portion of the Account invests in a broad range of fixed-income instruments. The majority of this portion of the Account is invested in U.S. Treasury and Agency securities, corporate bonds and mortgage-backed and other asset-backed securities. This portion’s holdings consist mainly of investment-grade securities rated in the top four credit rating categories by Moody’s or S&P, or that TCIM determines are of comparable quality. Up to 5% of this portion may also be invested in below-investment-grade (“high-yield”) securities rated Ba1 or lower by Moody’s or BB+ or lower by S&P, as well as unrated securities that TCIM determines to be of a similar quality. Additionally, this portion of the Account may be invested in foreign investments, including emerging market fixed-income securities and non-dollar-denominated instruments. Account investments in fixed-income securities issued by corporate entities or certain foreign governments are also subject to the ESG criteria discussed previously.

As noted above, the fixed-income portion of the Account may invest in certain asset-backed securities, mortgage-backed securities and other securities that represent interests in assets such as pools of mortgage loans, automobile loans or credit card receivables. These securities are typically issued by legal entities established specifically to hold assets and to issue debt obligations backed by those assets. Asset-backed or mortgage-backed securities are normally created or “sponsored” by banks or other financial institutions or by certain government sponsored enterprises such as Fannie Mae or Freddie Mac. TCIM does not take

College Retirement Equities Fund  ■  Prospectus     43

into consideration whether the sponsor of an asset-backed security in which the Account invests meets the ESG criteria. That is because asset-backed securities represent interests in pools of loans, and not of the ongoing business enterprise of the sponsor. It is therefore possible that the Account could invest in an asset-backed or mortgage-backed security sponsored by a bank or other financial institution in which the Account could not invest directly.

The fixed-income portion of the Account may also use a trading technique called “mortgage rolls” or “dollar rolls” in which the Account “rolls over” an investment in a mortgage-backed security before its settlement date in exchange for a similar security with a later settlement date.

Additionally, TCIM targets investments of a portion of the Account’s assets in fixed-income instruments that reflect proactive social objectives. These investments provide direct exposure to socially beneficial issuers and/or individual projects. As of December 31, 2017, 41.5% of the Account was invested in proactive social investments. Within this proactive social investments allocation, the Account seeks opportunities to invest in publicly traded fixed-income securities that finance initiatives in areas including affordable housing, community and economic development, renewable energy and climate change and natural resources. These investments are selected based on the same financial criteria used by TCIM in selecting the Account’s other fixed-income investments.

Money market instruments and short-term debt securities held by the Account are primarily securities with maturities of 397 days or less at the time of purchase that TCIM believes present minimal credit risks, including “government securities” as such term is defined in the applicable rules governing money market funds. The Account can also hold other kinds of short-term instruments. These help the Account to maintain liquidity, use cash balances effectively and take advantage of attractive investment opportunities.

The Account may also buy and sell options, swaps, options on swaps, futures contracts and options on futures. The Account will use these instruments as hedging techniques or for cash management but not for speculation. These instruments do, however, involve special risks. The Account is not required to hedge its investments and such instruments will not be subject to the Account’s ESG criteria.

The Corporate Governance and Social Responsibility Committee (the “CGSR Committee”) of the Board of Trustees of CREF (“Board of Trustees”) reviews the ESG criteria used to screen securities held by the Account and approves the vendor of that service. TCIM seeks to ensure that the Account’s investments are consistent with its ESG criteria, but TCIM cannot guarantee that this will always be the case for every Account investment. Consistent with its responsibilities, the CGSR Committee evaluates options for implementing the Account’s ESG-eligible universe. TCIM has the right to change the ESG vendor(s) at any time and to add to the number of vendor(s) providing the universe of eligible companies. Investing on the basis of ESG criteria is qualitative and subjective by nature, and there can be no assurances that the process utilized by the Account’s vendor(s)

44     Prospectus  ■  College Retirement Equities Fund

or any judgment exercised by the CGSR Committee or TCIM will reflect the beliefs or values of any particular investor.

The Account is not restricted from investing in any securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Account may also invest in securities issued by other countries or their agencies or instrumentalities as approved by the CGSR Committee.

Principal Investment Risks: The Account is subject to the following principal investment risks:

• market risk;

• volatility, liquidity and valuation risk;

• foreign investment risk;

• mortgage roll risk;

• income volatility risk;

• downgrade risk;

• noninvestment grade risk;

• credit risk;

• call risk;

• interest rate risk;

• prepayment risk;

• extension risk;

• issuer risk (often called financial risk);

• illiquid investments risk;

• derivatives risk;

• quantitative analysis risk;

• U.S. government securities risk;

• active management risk; and

• ESG criteria risk.

As with any investment, you can lose money by investing in this Account.

Who May Want to Invest: The Social Choice Account may be best for individuals who want to avoid investing in companies that do not meet certain social criteria screens; want an Account balanced among stocks, bonds and money market instruments; and/or want an Account that may be less volatile than an equity Account.

See “Principal risks of investing in the Accounts” below and “Additional information about investment strategies and risks” below for more information.

Money Market Account

Money Market Account

Investment Objective: High current income consistent with maintaining liquidity and preserving capital.

College Retirement Equities Fund  ■  Prospectus     45

Principal Investment Strategies: The Account is a “government money market fund” as defined in the applicable rules governing money market funds and as such, invests at least 99.5% of its total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully by cash or U.S. Government securities. These investments include (1) securities issued by, or whose principal and interest are guaranteed by, the U.S. Government or one of its agencies or instrumentalities and (2) repurchase agreements involving securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. Short-term, U.S. Government securities generally pay interest that is among the lowest for income-paying securities. Because of this, the yield on the Account will likely be lower than the yields on funds that invest in longer-term or lower-quality securities.

The Account’s investments will be made in accordance with the applicable rules governing the quality, maturity and diversification of securities and other instruments held by money market funds. The Account maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less, and invests in debt obligations with a remaining maturity of 397 days or less.

As of October 14, 2016, TCIM limits the Account’s investments to U.S. Government securities or securities that present minimal credit risks to the Account and are of eligible quality.

A government money market fund is not required to impose liquidity fees or redemption gates, and the Account does not currently intend to impose such fees and/or gates. However, the Account’s Board of Trustees could elect to subject the Account to such fees and/or gates in the future.

The above list of investments is not exclusive and the Account may make other investments consistent with its investment objective and policies.

The peer group average to which the Account is compared is the iMoneyNet Money Fund AveragesTM —All Government.

Principal Investment Risks: You could lose money by investing in the Money Market Account. Because the accumulation unit value of the Account will fluctuate, the value of your investment may increase or decrease. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Account’s sponsor has no legal obligation to provide support to the Account, and you should not expect that the sponsor will provide financial support to the Account at any time. The Account is subject to the following principal investment risks:

• current income risk;

• market volatility, liquidity and valuation risk;

• issuer risk (often called financial risk);

• credit risk;

• income volatility risk;

• interest rate risk;

46     Prospectus  ■  College Retirement Equities Fund

• U.S. Government securities risk;

• floating and variable securities risk; and

• active management risk.

No Constant Accumulation Value: Unlike most money market funds, the Money Market Account does not distribute income on a daily basis. Therefore, the Account does not maintain a constant value of $1.00 per unit and the accumulation unit value will fluctuate.

Who May Want to Invest: The Money Market Account may be best for individuals who have a shorter time horizon and/or who are risk averse.

See “Principal risks of investing in the Accounts” below and “Additional information about investment strategies and risks” below for more information.

Principal risks of investing in the Accounts

Principal risks of investing in the Equity Accounts

In general, the value of equity investments fluctuates in response to the performance and financial condition of individual companies that issue them and in response to general market and economic conditions. Therefore, the value of an investment in the Accounts that hold equity securities may decrease. There is no guarantee that an Account will meet its investment objective.

An investment in an Equity Account, or any Account’s equity investments, typically will be subject to the following principal investment risks described below:

• Market Risk—The risk that the price of equity investments may decline in response to general market and economic conditions or events, including conditions and developments outside of the financial markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity investments that an Account holds may decline over short or extended periods of time. Any equity investment is subject to the risk that the financial markets as a whole may decline in value, thereby depressing the investment’s price. Equity markets, for example, tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the financial markets, an Account may undergo an extended period of decline.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may deteriorate rapidly with little or no warning.

The Accounts that make foreign investments are subject to:

College Retirement Equities Fund  ■  Prospectus     47

• Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) economic sanctions or other measures by the United States or other governments; (9) the difficulty of evaluating some foreign economic trends; and (10) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be difficult to use foreign laws and courts to enforce financial or legal obligations.

• Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices of issuers in emerging market countries may be volatile and difficult to determine. Securities of issuers in these countries may be less liquid than those of issuers in more developed countries. In addition, foreign investors such as the Accounts are subject to a variety of special restrictions in many emerging market countries. The risks outlined above are often more pronounced in “frontier markets” in which an Account may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid. These factors may make investing in frontier market countries significantly riskier than investing in other countries.

The Accounts (or portions of an Account) that are managed according to a growth investment style are subject to:

• Style Risk/Risks of Growth Investing—Accounts that use an investing style, such as growth investing, entail the risk that equity securities representing a growth investing style may be out of favor in the marketplace for various periods of time, and result in underperformance relative to the broader market sector or significant declines in the Account’s portfolio value. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock. Because the value of growth

48     Prospectus  ■  College Retirement Equities Fund

companies is often a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

The Accounts that are managed, in whole or in part, according to indexing techniques are subject to:

• Index Risk—The risk that an Account’s performance will not correspond to, or may underperform, its benchmark index for any period of time. Although each Account attempts to use the investment performance of its respective index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike an Account, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an Account to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, an Account cannot guarantee that its performance will match or exceed its index for any period of time.

Because the Accounts are managed by an investment adviser, they are subject to management risk.

The Accounts that are managed, in whole or in part, according to active management investment techniques are subject to:

• Active Management Risk—The risk that the performance of an Account, which is actively managed, reflects in part the ability of the portfolio manager(s) to make active investment, strategic or trading decisions that are suited to achieving the Account’s investment objective. As a result of strategy, investment selection or trading execution, such Account could underperform its benchmark or other investment products with similar investment objectives.

The Accounts that are managed, in whole or in part, according to a quantitative investment methodology are subject to:

• Quantitative Analysis Risk—The risk that securities selected for Accounts that are actively managed, in whole or in part, according to a quantitative analysis methodology (i.e., models utilizing econometric and mathematical techniques) can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Because such models are based on assumptions of these and other market factors, the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of an Account’s portfolio.

The Accounts that invest in large-cap securities are subject to:

• Large-Cap Risk—The risk that, by focusing on securities or larger companies, an Account may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public as a result of market, political and

College Retirement Equities Fund  ■  Prospectus     49

economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

The Accounts that invest in medium-sized and small-sized securities are subject to:

• Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of medium-sized companies that an Account wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of medium-sized companies may be greater than those of more widely traded securities.

• Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of small-sized companies that an Account wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies may be greater than those of more widely traded securities.

The Social Choice Account is subject to:

• ESG Criteria Risk—The risk that because the Account’s social criteria exclude securities of certain issuers for nonfinancial reasons, the Account may forgo some market opportunities available to funds or accounts that do not use these criteria.

Principal risks of investing in the Fixed-Income Accounts and the Money Market Account

An investment in a Fixed-Income Account or the Money Market Account, or any Account’s fixed-income investments, typically will be subject to the following principal investment risks described below:

• Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income investments may decline if interest rates change. In general,

50     Prospectus  ■  College Retirement Equities Fund

when prevailing interest rates decline, the market values of outstanding fixed-income investments (particularly those paying a fixed rate of interest) tend to increase while yields on similar newly issued fixed-income investments tend to decrease, which could adversely affect an Account’s income. Conversely, when prevailing interest rates increase, the market values of outstanding fixed-income investments (particularly those paying a fixed rate of interest) tend to decline while yields on similar newly issued fixed-income investments tend to increase. If a fixed-income investment pays a floating or variable rate of interest, changes in prevailing interest rates may increase or decrease the investment’s yield. Fixed-income investments with longer durations tend to be more sensitive to interest rate changes than shorter-term investments. Interest rate risk is generally heightened during periods when prevailing interest rates are low or negative. During periods of very low or negative interest rates, an Account may not be able to maintain positive returns. As of the date of this Prospectus, interest rates in the United States and in certain foreign markets are at or near historic lows, which may increase an Account’s exposure to risks associated with rising interest rates. In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility.

• Prepayment Risk—The risk that during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing an Account to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in income. These risks are normally present in mortgage-backed investments and other asset-backed investments. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can shorten depending on homeowner prepayment activity. A rise in the prepayment rate and the resulting decline in duration of fixed-income investments held by an Account can result in losses to investors in the Account.

• Extension Risk—The risk that during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing an Account from reinvesting principal proceeds at higher interest rates, resulting in less income than potentially available. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can lengthen depending on homeowner prepayment activity. A decline in the prepayment rate and the resulting increase in duration of fixed-income securities held by an Account can result in losses to investors in the Account.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended

College Retirement Equities Fund  ■  Prospectus     51

periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

• Income Volatility Risk—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is that the level of current income from a portfolio of fixed-income securities may decline in certain interest rate environments.

• Credit Risk (a type of Company Risk)—The risk that a decline in a company’s financial position may prevent it from making principal and interest payments on fixed-income securities when due. Credit risk relates to the ability of an issuer of a fixed-income security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing an Account to lose its investment in the security. This risk is heightened in the case of investments in lower-rated, high-yield fixed-income securities. Further, in times of market turmoil, perceptions of a company’s credit risk can quickly change and the financial condition of even large, well-established companies may deteriorate rapidly with little or no warning.

Credit risk is also heightened in the case of investments in lower-rated, high-yield fixed-income securities because their issuers are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade securities, issuers of lower-rated, high-yield fixed-income investments are more likely to encounter financial difficulties and to be materially affected by such difficulties. High-yield securities may also be relatively more illiquid; therefore, they may be more difficult to purchase or sell than more highly rated securities.

• Call Risk—The risk that an issuer will redeem a fixed-income security prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income security. If a fixed-income security is called early, an Account may not be able to benefit fully from the increase in value that other fixed-income securities experience when interest rates decline. Additionally, an Account would likely have to reinvest the payoff proceeds at current yields, which are likely to be lower than the fixed-income securities in which the Account originally invested, resulting in a decline in income.

• Fixed-Income Foreign Investment Risk—Foreign investments, which may include fixed-income securities of foreign issuers, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited financial information about the foreign debt

52     Prospectus  ■  College Retirement Equities Fund

issuer or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) economic sanctions or other measures by the United States or other governments; (9) the difficulty of evaluating some foreign economic trends; and (10) the possibility that a foreign government could restrict an issuer from paying principal and interest on its debt obligations to investors outside the country. It may also be difficult to use foreign laws and courts to force a foreign issuer to make principal and interest payments on its debt obligations. In addition, the cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

The risks described above often increase in countries with emerging markets. For example, the ability of a foreign sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations may be strongly influenced by the issuer’s balance of payments, including export performance, its access to international credit and investments, fluctuations of interest rates and the extent of its foreign reserves. If a deterioration occurs in the foreign country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. In addition, there is a risk of restructuring certain foreign debt obligations that could reduce and reschedule interest and principal payments.

• Active Management Risk—The risk that the performance of an Account, which is actively managed, reflects in part the ability of the portfolio manager(s) to make active investment, strategic or trading decisions that are suited to achieving the Account’s investment objective. As a result of strategy, investment selection or trading execution, such Account could underperform its benchmark or other investment products with similar investment objectives.

• Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—Trading activity in fixed-income securities in which an Account invests may be dramatically reduced or cease at any time, whether due to general market turmoil, limited dealer capacity, problems experienced by a single company or a market sector or other factors. In such cases, it may be difficult for an Account to properly value assets represented by such securities. In addition, an Account may not be able to purchase or sell a security at a price deemed to be attractive, if at all, which may inhibit an Account from pursuing its investment strategies or negatively impact the values of portfolio holdings. Further, an increase in interest rates or other adverse conditions (e.g., inflation/deflation, increased selling of fixed-income investments across other pooled investment vehicles or accounts, changes in investor perception or changes in government intervention in the markets) may lead to increased redemptions and increased portfolio turnover, which could

College Retirement Equities Fund  ■  Prospectus     53

reduce liquidity for certain Account securities, adversely affect values of portfolio holdings, and increase an Account’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, this has the potential to further inhibit liquidity and increase volatility in the fixed-income markets. Certain sectors of fixed-income investments, such as asset-backed securities, with longer durations or maturities may face heightened levels of liquidity risk.

• Mortgage Roll Risk— The risk that TCIM will not correctly predict mortgage prepayments and interest rates, which will diminish the investment performance of an Account compared with what such performance would have been without the use of the strategy.

• Downgrade Risk—The risk that securities are subsequently downgraded should rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated. If this occurs, the values of these securities may decline, or it may affect the issuer’s ability to raise additional capital for operational or financial purposes and increase the chance of default, as a downgrade may be seen in the financial markets as a signal of an issuer’s deteriorating financial position.

• Non-Investment-Grade Securities Risk—Issuers of non-investment-grade securities, which are usually called “high-yield” or “junk bonds,” are typically in weaker financial health and such securities can be harder to value and sell and their prices can be more volatile than more highly rated securities. While these securities generally have higher rates of interest, they also involve greater risk of default than do securities of a higher-quality rating.

• Portfolio Turnover Risk—In pursuing its investment objectives, the Bond Market Account may engage in trading that results in a high portfolio turnover rate, which may vary greatly from year to year, as well as within a given year. A higher portfolio turnover rate may result in correspondingly greater transactional expenses that are borne by the Account. Such expenses may include bid-ask spreads, dealer mark-ups and other transactional costs on the sale of securities and reinvestments in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed to shareholders as ordinary income). These costs, which are not reflected in annual account expenses or in the example thereunder, may affect the Account’s performance.

• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame. Illiquid investments are those that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which an Account has valued the investment. An Account’s investments in illiquid investments may reduce the returns of the Account because it may be unable to sell the illiquid investment at an advantageous time or price, which could prevent the Account from taking

54     Prospectus  ■  College Retirement Equities Fund

advantage of other investment opportunities. Redemption requests could require an Account to sell illiquid investments at reduced prices or under unfavorable conditions. Illiquid investments may trade less frequently, in lower quantities and/or at a discount as compared to more liquid investments, which may cause an Account to receive distressed prices and incur higher transaction costs when selling such investments. Securities that are liquid at the time of purchase may subsequently become illiquid due to events such as adverse developments for an issuer, industry-specific developments, market events, rising interest rates, changing economic conditions or investor perceptions and geopolitical risk.

• Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. Derivatives such as swaps are subject to risks such as liquidity risk, interest rate risk, market risk, and credit risk. These derivatives involve the risk of mispricing or improper valuation and the risk that the prices of certain options, futures, swaps (including credit default swaps), forwards and other types of derivative instruments, and their prices, may not correlate perfectly with the prices or performance of the underlying security, currency, rate, index or other asset. Certain derivatives present the risk of default by the other party to the contract, and some derivatives are, or may suddenly become, illiquid. Some of these risks exist for futures and options which may trade on established markets. Unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance of an Account than if it had not entered into derivatives transactions. The potential for loss as a result of investing in derivatives, and the speed at which such losses can be realized, may be greater than investing directly in the underlying security or other instrument. Derivative investments can create leverage by magnifying investment losses or gains, and an Account could lose more than the amount invested.

• Special Risks Relating to Inflation-Indexed Bonds—The risk that market values of inflation-indexed investments held by an Account may be adversely affected by a number of factors, including changes in the market’s inflation expectations, changes in real rates of interest or declines in inflation (or deflation). There is a risk that interest payments in inflation-indexed investments may fall because of a decline in inflation (or deflation). In addition, the CPI-U may not accurately reflect the true rate of inflation. If the market perceives that any of these events have occurred, then the market value of those investments could be adversely affected.

• Current Income Risk—The risk that the income an Account receives may fall as a result of a decline in interest rates. In a low or negative interest rate environment, an Account may not be able to achieve a positive or zero yield.

• U.S. Government Securities Risk— U.S. Treasury obligations and some obligations of U.S. Government agencies and instrumentalities are supported

College Retirement Equities Fund  ■  Prospectus     55

by the full faith and credit of the U.S. Government. Other U.S. Government agencies or instrumentalities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuer. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if not required to do so by law, and such agencies or instrumentalities may not have the funds to meet their payment obligations in the future. Therefore, securities issued by U.S. Government agencies or instrumentalities that are not backed by the full faith and credit of the U.S. Government may involve increased risk of loss of principal and interest. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

To the extent an Account focuses its investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, any market movements, regulatory changes or changes in political or economic conditions that affect the securities of the U.S. Government or its agencies or instrumentalities in which an Account invests may have a significant impact on the Account’s performance. Events that would adversely affect the market prices of securities issued or guaranteed by one U.S. Government agency or instrumentality may adversely affect the market prices of securities issued or guaranteed by other agencies or instrumentalities.

• Floating and Variable Rate Securities Risk— Floating and variable rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Because of the interest rate adjustment feature, floating and variable rate securities provide an investor with a certain degree of protection against rises in interest rates, although the investor will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of floating and variable rate securities than on the market value of comparable fixed-income obligations. Thus, investing in floating and variable rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on an Account’s ability to sell the securities at any given time. Such securities also may lose value.

56     Prospectus  ■  College Retirement Equities Fund

Past performance

The following bar charts and performance tables below help illustrate some of the risks of investing in the Accounts, and how investment performance during the accumulation period varies. The bar charts show CREF investment performance during the accumulation period in the form of annual total returns of Class R1 units of each Account for the past 10 calendar years, have not been adjusted to reflect current fee rates and do not take into account any TIAA plan pricing where one or more CREF Accounts are investment options in an employer retirement plan. Because the expenses may vary across classes, the performance of Class R1 may vary from the other classes. Below each chart, the best and worst returns of Class R1 for a calendar quarter during this period are noted.

The performance tables following the charts show each Account’s average annual total returns for Class R1 units, as well as Class R2 and R3 units (whose performance prior to their inception date on April 24, 2015 is based on Class R1 performance), over the one-year, five-year and ten-year periods ended December 31, 2017, and how those returns compare to those of broad-based securities market indices (and a composite index in some instances). As of October 14, 2016, certain changes were made to the Money Market Account’s investment strategies. Performance information prior to this date reflects the Money Market Account’s investment strategies before this date. As a result, the Money Market Account’s performance after October 14, 2016 may differ materially from the performance information shown below for the period prior to October 14, 2016. Past performance does not guarantee future results.

The benchmarks and indices listed below are unmanaged, and you cannot invest directly in an index. The use of a particular benchmark or comparative index is not a fundamental policy and can be changed without participant approval. The Accounts will notify you if such a change is made.

College Retirement Equities Fund  ■  Prospectus     57

AVERAGE ANNUAL TOTAL RETURNS FOR CLASS R1 (%)

Stock Account

Best quarter: 19.57%, for the quarter ended June 30, 2009. Worst quarter: -22.91%, for the quarter ended December 31, 2008.

Global Equities Account

Best quarter: 20.91%, for the quarter ended June 30, 2009. Worst quarter: -23.01%, for the quarter ended December 31, 2008.

Growth Account

Best quarter: 15.55%, for the quarter ended June 30, 2009. Worst quarter: -22.89%, for the quarter ended December 31, 2008.

Equity Index Account

Best quarter: 16.68%, for the quarter ended June 30, 2009. Worst quarter: -22.79%, for the quarter ended December 31, 2008.

58     Prospectus  ■  College Retirement Equities Fund

AVERAGE ANNUAL TOTAL RETURNS FOR CLASS R1 (%) (concluded)

Bond Market Account

Best quarter: 4.07%, for the quarter ended September 30, 2009. Worst quarter: -2.78%, for the quarter ended December 31, 2016.

Inflation-Linked Bond Account

Best quarter: 5.23%, for the quarter ended March 31, 2008. Worst quarter: -7.13%, for the quarter ended June 30, 2013.

Social Choice Account

Best quarter: 12.36%, for the quarter ended June 30, 2009. Worst quarter: -13.37%, for the quarter ended December 31, 2008.

Money Market Account*

Best quarter: 0.87%, for the quarter ended March 31, 2008. Worst quarter: 0.00%, for the quarter ended June 30, 2009.

* Between July 16, 2009 and March 7, 2017, TIAA withheld (“waived”) a portion of the 12b-1 distribution and/or administrative expenses for each class of the CREF Money Market Account when a class’s yield was less than zero. Without this waiver, the effective yields and total returns of the Money Market Account would have been lower. TIAA may, for a period of three years after the date an amount was waived, recover from the Money Market Account a portion of the amounts waived at such time as the class’s daily yield would be positive absent the effect of the waiver, and in such event the amount of recovery on any day will be approximately 25% of the class’s yield (net of all other expenses) on that day. As a result of the share class conversion on April 24, 2015, previously recoverable amounts have been allocated to the various classes.

College Retirement Equities Fund  ■  Prospectus     59

AVERAGE ANNUAL TOTAL RETURNS FOR THE ACCOUNTS

For the periods ended December 31, 2017

	Inception date	One year	Five years		Ten years
Stock Account
Class R1	7/31/1952	23.01%	12.47%		6.34%
Class R2	4/24/2015	23.33	12.64	*	6.42	*
Class R3	4/24/2015	23.43	12.69	*	6.44	*
Morningstar Aggressive Target Risk Index
(reflects no deductions for fees, expenses or taxes)		21.95	11.61		6.50
CREF Stock Account Composite Index†
(reflects no deductions for fees, expenses or taxes)		23.13	13.07		6.71
Russell 3000 Index
(reflects no deductions for fees, expenses or taxes)		21.13	15.58		8.60
MSCI ACWI ex USA IMI
(reflects no deductions for fees, expenses or taxes)		27.81	7.22		2.20

Global Equities Account
Class R1	5/1/1992	24.38	11.41		4.91
Class R2	4/24/2015	24.71	11.57	*	4.99	*
Class R3	4/24/2015	24.81	11.63	*	5.01	*
MSCI ACWI Index
(reflects no deductions for fees, expenses or taxes)		23.97	10.80		4.65
MSCI World Index
(reflects no deductions for fees, expenses or taxes)		22.40	11.64		5.03

Growth Account
Class R1	4/29/1994	31.38	17.03		9.30
Class R2	4/24/2015	31.73	17.20	*	9.38	*
Class R3	4/24/2015	31.83	17.26	*	9.41	*
Russell 1000 Growth Index
(reflects no deductions for fees, expenses or taxes)		30.21	17.33		10.00

Equity Index Account
Class R1	4/29/1994	20.43	15.02		8.14
Class R2	4/24/2015	20.74	15.19	*	8.22	*
Class R3	4/24/2015	20.84	15.24	*	8.25	*
Russell 3000 Index
(reflects no deductions for fees, expenses or taxes)		21.13	15.58		8.60

Bond Market Account
Class R1	3/1/1990	3.77	2.09		3.74
Class R2	4/24/2015	4.04	2.23	*	3.82	*
Class R3	4/24/2015	4.12	2.29	*	3.84	*
Bloomberg Barclays U.S. Aggregate Bond Index
(reflects no deductions for fees, expenses or taxes)		3.54	2.10		4.01

60     Prospectus  ■  College Retirement Equities Fund

	Inception date	One year	Five years		Ten years
Inflation-Linked Bond Account
Class R1	5/1/1997	1.51%	–0.57%		2.92%
Class R2	4/24/2015	1.77	–0.43	*	3.00	*
Class R3	4/24/2015	1.85	–0.38	*	3.02	*
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) 1-10 Year Index
(reflects no deductions for fees, expenses or taxes)		1.90	0.09		2.83

Social Choice Account
Class R1	3/1/1990	13.88	8.47		5.94
Class R2	4/24/2015	14.18	8.63	*	6.01	*
Class R3	4/24/2015	14.27	8.68	*	6.04	*
Morningstar Moderate Target Risk Index
(reflects no deductions for fees, expenses or taxes)		14.66	7.95		5.81
CREF Social Choice Account Composite Index‡
(reflects no deductions for fees, expenses or taxes)		14.34	8.99		6.15
Russell 3000 Index
(reflects no deductions for fees, expenses or taxes)		21.13	15.58		8.60

Money Market Account§
Class R1	4/1/1988	0.25	0.05		0.28
Class R2	4/24/2015	0.44	0.10	*	0.30	*
Class R3	4/24/2015	0.50	0.13	*	0.32	*
iMoneyNet Money Fund Averages™—All Government		0.47	0.12		0.23

Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your accumulation units.
*

The performance shown for classes R2 and R3 that is prior to their inception date is based on performance of the Accounts’ Class R1. The performance for these periods has not been restated to reflect the lower expenses of classes R2 and R3.

†

The CREF Stock Account’s benchmark currently is a composite index that is a weighted average of two unmanaged indices. As of December 31, 2017 the CREF Stock Account composite index consisted of: 70.0% Russell 3000® Index (domestic equities) and 30.0% MSCI ACWI ex USA IMI (foreign equities). The weights in the composite index approximately reflect the relative sizes of the domestic and foreign equity segments of the Stock Account. The Account’s benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time. See “More about benchmarks and other indices” below for additional information about benchmarks.

‡

The CREF Social Choice Account’s benchmark is a composite index that is a weighted average of three unmanaged benchmarks. As of December 31, 2017 the CREF Social Choice Account composite index consisted of: 42.0% Russell 3000® Index, 40.0% Bloomberg Barclays U.S. Aggregate Bond Index and 18.0% MSCI EAFE + Canada Index. The weights in the composite index approximately reflect the relative sizes of the domestic, domestic investment-grade bond and developed foreign market segments of the Social Choice Account. The Account’s benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time. See “More about benchmarks and other indices” below for additional information about benchmarks.

§

Between July 16, 2009 and March 7, 2017, TIAA withheld (“waived”) a portion of the 12b-1 distribution and/or administrative expenses for each class of the CREF Money Market Account when a class’s yield was less than zero. Without this waiver, the effective yields and total returns of the Money Market Account would have been lower. TIAA may, for a period of three years after the date an amount was waived, recover from the Money Market Account a portion of the amounts waived at such time as the class’s daily

College Retirement Equities Fund  ■  Prospectus     61

yield would be positive absent the effect of the waiver, and in such event the amount of recovery on any day will be approximately 25% of the class’s yield (net of all other expenses) on that day. As a result of the share class conversion on April 24, 2015, previously recoverable amounts have been allocated to the various classes.

After-tax returns have not been shown, since they are not relevant to investors in the Accounts who hold their accumulation units through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or IRAs. The benchmark indices reflect no deductions for fees, expenses or taxes. For the Money Market Account’s most current 7-day yield and for the Bond Market and Inflation-Linked Bond Accounts’ most current 30-day yields, please call 800-842-2252.

A	A

The Morningstar Aggressive Target Risk Index was added as a broad-based securities market index for the Stock Account to the chart above effective December 15, 2017. The returns of the Morningstar Aggressive Target Risk Index are appropriate for performance comparison purposes for the Stock Account because they reflect a multi-asset class exposure that is similar to the Stock Account.

The Morningstar Moderate Target Risk Index was added as a broad-based securities market index for the Social Choice Account to the chart above effective May 1, 2018. The returns of the Morningstar Moderate Target Risk Index are appropriate for performance comparison purposes for the Social Choice Account because they reflect a multi-asset class exposure that is similar to the Social Choice Account.

Additional information about investment strategies and risks

At times, the Accounts may use certain investment tools in seeking to enhance returns or hedge risk. This section summarizes these tools and their risks. For more information on the tools described and their risks, please see the SAI.

Foreign investments

TCIM has extensive experience managing foreign investments, including those not registered or traded in the United States. An Account’s foreign portfolio may be divided into segments—some designed to track foreign markets as a whole, and others with stocks selected individually for their investment potential. TCIM invests in a wide range of foreign securities in an effort to reduce the risks and increase the opportunity for returns for the Accounts. The percentages of foreign assets in each Account change daily as a result of new transactions, market value fluctuations and changes in foreign currency exchange rates.

Investing in foreign securities, especially those not issued by foreign governments, involves risks beyond those of domestic investments. These include:

• Changes in currency exchange rates;

• Possible imposition of market controls or currency exchange controls;

• Possible imposition of withholding of taxes on dividends and interest;

• Possible seizure, expropriation, or nationalization of assets;

• More limited foreign financial information or difficulty in interpretation due to foreign regulations and accounting standards;

• Lower liquidity and higher volatility in some foreign markets;

62     Prospectus  ■  College Retirement Equities Fund

• The impact of political, social, or diplomatic events;

• The difficulty of evaluating some foreign economic trends;

• The possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country; and

• Difficulty in using foreign legal systems to enforce financial or legal obligations.

Also, brokerage commissions and transaction costs are often higher for foreign investments.

The Accounts may also invest in countries with emerging markets. The risks just listed often increase in emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Prices of securities from emerging market countries may be volatile and difficult to determine. In addition, foreign investors are subject to a variety of special restrictions in many emerging market countries.

The Accounts (other than the Money Market Account) may use currency transactions to help protect against future exchange rate uncertainties and to take advantage of differences in exchange rates. Changes in exchange rates and exchange control regulations may increase or reduce the value of a security. Currency transactions involve special risks and may limit potential gains due to increases in a currency’s value. The Accounts do not intend to speculate in foreign currency exchange transactions or forward currency contracts.

Accounts with foreign investments may also be subject to market timing risk due to “stale price arbitrage” in which an investor takes advantage of the perceived difference in price from a foreign market closing price. If not mitigated through effective policies, market timing can interfere with efficient portfolio management and cause dilution. The Accounts have in place policies and procedures that are designed to reduce the risk of market timing.

Even considering the risks, foreign investing offers the chance to improve an Account’s diversification and long-term performance. Foreign investments let the Accounts take part in the growth of other countries’ economies and financial markets, which sometimes offer better prospects than in the United States. Moreover, periods of rising or falling values often come at different times in foreign markets than in U.S. markets, and price trends can move in different directions. When this happens, foreign investments may reduce an Account’s volatility, compared with that of the U.S. market as a whole, and may enhance long-term returns.

Fixed-income investments

The Bond Market Account, as well as other fixed-income Accounts, may from time to time purchase senior loans. Senior loans (also referred to as senior bank loans) are a form of borrowing or financing under which the bank or lender holds a legal claim to the borrower’s assets that is superior or senior to all other debt obligations of the borrower. Many senior loans, despite their collateral

College Retirement Equities Fund  ■  Prospectus     63

protections, present credit risk comparable to high-yield securities. The liquidation of the collateral backing a senior loan may not satisfy the borrower’s obligation to the Account in the event of nonpayment of scheduled interest or principal. Senior loans also expose the Account to call risk and illiquid investments risk. The secondary market for senior loans can be limited. Trades can be infrequent and the values for senior loans may experience volatility. In some cases, negotiations for the sale or settlement of senior loans may require weeks to complete, which may impair the Account’s ability to raise cash to satisfy redemptions, pay dividends, pay expenses or to take advantage of other investment opportunities in a timely manner. If an issuer of a senior loan prepays or redeems the loan prior to maturity, the Account will have to reinvest the proceeds in other senior loans or instruments that may pay lower interest rates.

Options, futures and other derivatives

The Equity Accounts may write (sell) call options, including covered call options, and purchase call and put options, to try to enhance income, reduce portfolio volatility or protect gains in the Account’s portfolio. Such options may include put and call options on securities of the types in which the Account may invest and on securities indices composed of such securities. In writing (selling) call options, the Account may give up the opportunity to profit on a security if the market price of the security rises and the option is exercised and, conversely, the premiums received from call options sold may not reduce the extent of account losses during periods of market decline. In purchasing call and put options, the Account may purchase a call or put option that expires with no value due to the market price of the security remaining below or above, as applicable, the strike price of the option. In such an event, the Account would lose the value of the premium paid for the call or put option but would also receive no economic benefit from the purchase or sale, as applicable, of the security. The Account can also write (sell) put options. In writing put options, the Account may experience losses on a security if the market price of the security declines and the option is exercised and, conversely, the premiums received from put options sold may not reduce the extent of Account losses during periods of market decline.

In addition, the Equity Accounts may buy and sell futures contracts on securities indices composed of securities of the types in which it may invest, and put and call options on such futures contracts. The Account may use such futures contracts and options on futures contracts for hedging or cash management purposes, or to seek increased total return. Futures contracts permit an Account to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

The Equity Accounts can invest in other derivatives and similar financial instruments, such as equity swaps and contracts for difference (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial

64     Prospectus  ■  College Retirement Equities Fund

instruments are consistent with the Account’s investment objective and restrictions, policies and current regulations, except that such instruments will not be subject to the Social Choice Account’s ESG criteria.

The Fixed-Income Accounts can also invest in derivatives and other similar financial instruments, such as swaps and options on swaps, so long as these derivatives and financial instruments are consistent with the Account’s investment objective and restrictions, policies and current regulations, except that such instruments will not be subject to the Social Choice Account’s ESG criteria. For example, these Accounts can invest in credit default swaps (a derivative in which the buyer of the swap makes a series of payments to the seller and, in exchange, receives a payment if the underlying credit instrument (e.g., a bond) goes into default) and interest rate swaps (a derivative in which one party exchanges a stream of interest payments for another party’s stream of cash flows).

Both the Equity and Fixed-Income Accounts may also use swaps in seeking to hedge or manage the risks associated with the assets held in an Account or to facilitate implementation of portfolio strategies for purchasing and selling assets.

The risks associated with investing in derivatives by any of the Accounts may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. Derivatives such as swaps are subject to risks such as liquidity risk, interest rate risk, market risk and credit risk. These derivatives involve the risk of mispricing or improper valuation and the risk that the prices of certain options, futures, swaps and other types of derivative instruments, and their prices, may not correlate perfectly with the prices or performance of the underlying security, currency, rate, index or other asset. Certain derivatives present the risk of default by the other party to the contract, and some derivatives are, or may suddenly become, illiquid. Some of these risks exist for futures and options which may trade on established markets. Unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance of the Account than if it had not entered into derivatives transactions. The potential for loss as a result of investing in derivatives, and the speed at which such losses can be realized, are greater than investing directly in the underlying security or other instrument. Changes in regulation relating to a mutual fund’s use of derivatives could potentially limit or impact the Accounts’ ability to invest in derivatives and adversely affect the value or performance of derivatives and the Accounts.

In seeking to manage currency risk, these Accounts also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies. Unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance of an Account than if it had not entered into any derivative transactions.

College Retirement Equities Fund  ■  Prospectus     65

Illiquid securities

Each of the Money Market and Stock Accounts may invest up to 10% of its total assets, and each other Account may invest up to 15% of its total assets, measured at the time of investment, in investments that may not be readily marketable, making it difficult to sell the securities quickly at fair market value.

Temporary defensive measures

Although each Account is not required to do so in order to achieve its investment objective, an Account may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, an Account may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

Firm commitment agreements and “when issued” securities

Each Account can enter “firm commitment” agreements to buy securities at a fixed price or yield on a specified date. An Account would do this if TCIM expects a decline in interest rates, believing it may be better to commit now with a later issue or delivery date. The Accounts may also purchase securities on a “when issued” basis, with the valuation terms set at the time of the transaction or with such terms set sometime prior to the settlement date.

Securities lending

Each Account may lend its securities to brokers and dealers that are not affiliated with TIAA and to certain other financial institutions. All loans will be fully collateralized by cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities) or other collateral permitted by applicable law.

Cash collateral received by an Account will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. During the term of the loan, an Account will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and an Account may lose money as a result of a decline in the value of the investment of such collateral.

As with any extension of credit, however, there are risks of delay in recovering the loaned securities, or in liquidating the collateral, should the borrower of securities default, become the subject of bankruptcy proceedings or otherwise be unable to fulfill its obligations or fail financially. For more information, see the SAI.

Borrowing

As a temporary measure for extraordinary or emergency purposes, the Stock, Global Equities, Bond Market, Social Choice and Money Market Accounts can borrow money from banks, not exceeding 10% of the value of any of the

66     Prospectus  ■  College Retirement Equities Fund

Accounts’ total assets taken at market value at the time of borrowing. These Accounts can also borrow up to 5% of their assets’ value to buy securities. Each Account can pledge or otherwise encumber up to 10% of its total assets taken at market value at the time of borrowing as collateral.

The Growth, Equity Index and Inflation-Linked Bond Accounts can also borrow money from banks, not exceeding 33 ¹/3% of each of the Accounts’ total assets taken at market value at the time of borrowing. These Accounts can borrow from other sources temporarily, but in an amount that is no more than 5% of the Accounts’ total assets taken at market value at the time of borrowing.

If an Account borrows money, it could leverage its portfolio by keeping securities that it might otherwise have sold had it not borrowed money. The risks of leverage include a greater possibility that an Account’s accumulation unit value may change during market fluctuations.

Each Account typically will pay transfer or withdrawal proceeds using holdings of cash (including cash flows into the Accounts) in the Account’s portfolio, or using the proceeds from sales of portfolio securities. Certain Accounts also may meet transfer or withdrawal requests through overdrafts at the Accounts’ custodian, by borrowing under a credit agreement to which certain Accounts are parties or by borrowing from certain other registered investment companies advised by TCIM or Advisors under an inter-fund lending program maintained by the Accounts and such other registered investment companies pursuant to exemptive relief granted by the SEC. These methods listed in the foregoing sentence are more likely to be used to meet large transfer or withdrawal requests or in times of stressed market conditions.

Investment companies

Each Account (other than the Money Market Account) may invest up to 10% of the value of its assets in non-affiliated investment companies, including mutual funds and ETFs. The Accounts may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When an Account invests in another investment company, like an ETF, the Account bears a proportionate share of expenses charged by the investment company in which it invests.

Repurchase agreements

The Accounts can use repurchase agreements to help manage cash balances.

Portfolio holdings

A description of the Accounts’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the SAI.

Portfolio turnover

An Account that engages in active and frequent trading of portfolio securities will have a correspondingly higher “portfolio turnover rate.” A high portfolio

College Retirement Equities Fund  ■  Prospectus     67

turnover rate generally will result in greater transaction costs, including greater brokerage commissions or bid-ask spreads, borne by an Account and, ultimately, by participants. None of the Accounts is subject to a specific limitation on portfolio turnover, and securities of each Account may be sold at any time such sale is deemed advisable for investment or operational reasons. In general, an actively managed Account will have higher portfolio turnover rates than an index Account. Also, certain trading strategies utilized by the fixed-income Accounts may increase portfolio turnover. The portfolio turnover rates of the Accounts during recent fiscal periods are included under “Condensed financial information.”

More about benchmarks and other indices

The benchmarks and indices described below are unmanaged, and you cannot invest directly in an index.

Use of any of the following indices, including use of a composite index, by an Account is not a fundamental policy of the Account, so CREF can substitute one or more other indices without participant approval. CREF will notify Account participants when such a change is made.

Russell 3000 Index

This is the benchmark index for the Equity Index Account and a component of the benchmark index for the Stock Account and the Social Choice Account. The Russell 3000 Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization (according to the Russell Investment Group). Russell 3000 Index companies represent about 98% of the total market capitalization of the publicly traded U.S. equity market. As of March 31, 2018, the Russell 3000 Index had a mean market capitalization of $165.9 billion and a median market capitalization of $1.7 billion. The largest market capitalization of companies in the Russell 3000 Index was $852.6 billion. The Russell Investment Group determines the composition of the index based only on market capitalization and can change its composition at any time.

MSCI EAFE + Canada Index

This is a component of the benchmark index for the Social Choice Account. MSCI EAFE + Canada Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets outside of the United States—in Europe, Australasia and the Far East, as well as in Canada. The MSCI EAFE + Canada Index constructs indices country by country, and then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE + Canada Index analyzes each stock in that country’s market based on its market capitalization, trading volume and significant owners. The stocks are sorted by free float adjusted market capitalization, and the largest stocks (meeting liquidity and trading volume

68     Prospectus  ■  College Retirement Equities Fund

requirements) are selected until approximately 85% of the free float-adjusted market capitalization of each country’s market is reached. When combined as the MSCI EAFE + Canada Index, the regional index captures approximately 85% of the free float-adjusted market capitalization of certain developed countries around the world.

MSCI All Country World ex USA Investable Market Index

This is a component of the benchmark index for the Stock Account. The MSCI ACWI (All Country World Index) ex USA Investable Market Index (IMI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance by capturing large and mid-capitalization representation of developed and emerging markets. The MSCI ACWI ex USA Investable Market Index consists of certain country indices comprising developed and emerging markets country indices.

MSCI World Index

This was the benchmark index for the Global Equities Account prior to May 1, 2018. The MSCI World Index is designed to measure global developed market equity performance. The MSCI World Index consists of certain developed markets country indices.

MSCI All Country World Index (ACWI)

This is the new benchmark index for the Global Equities Account effective May 1, 2018. The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance by capturing large and mid-capitalization representation of stocks in both developed and emerging markets. TCIM believes the MSCI ACWI is a more appropriate benchmark in light of the Global Equities Account’s investment strategies.

Russell 1000 Growth Index

This is the benchmark index for the Growth Account. The Russell 1000 Growth Index is a subset of the Russell 1000 Index, which represents the top 1,000 U.S. equity securities in market capitalization (according to the Russell Investment Group). The Russell 1000 Growth Index represents those Russell 1000 Index securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000 Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and higher growth rates, including sectors such as technology and health care. As of March 31, 2018, the Russell 1000 Growth Index had a mean market capitalization of $234.3 billion and a median market capitalization of $12.1 billion. The largest market capitalization of companies in the Russell 1000 Growth Index was $852.6 billion. The Russell Investment Group determines the composition of the index based on certain factors and can change its composition at any time.

College Retirement Equities Fund  ■  Prospectus     69

Bloomberg Barclays U.S. Aggregate Bond Index

This is the benchmark index for the Bond Market Account and a component of the benchmark index for the Social Choice Account. The Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and corporate securities, agency mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities. As of March 31, 2018, this index contained approximately 9,826 issuers. The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar-denominated. To be selected for inclusion in the Bloomberg Barclays U.S. Aggregate Bond Index, the securities must have a minimum maturity of one year. Securities must be rated investment-grade or higher using the middle rating of Moody’s, S&P and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used to determine index eligibility.

Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS)
1–10 Year Index

This is the benchmark for the Inflation-Linked Bond Account. The Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the CPI-U. To be selected for inclusion in the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index, the securities must have a minimum maturity of 1 year and a maximum maturity of 9.9999 years, with a minimum par amount outstanding of $250 million.

Composite Index for the Stock Account

The Stock Account’s benchmark index is a composite index that is made up of two unmanaged benchmark indices: the Russell 3000® Index (domestic equities) and the MSCI ACWI ex-USA IMI (foreign equities). The composite index is created by calculating a weighted average of the performance of the two indices using the target weights of the domestic and foreign segments of the Account. These weights change to reflect a combination of the relative market movements of each sector and target allocations to each sector.

The Account’s benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

Additional broad-based securities market index for the Stock Account

The Morningstar Aggressive Target Risk Index is a broad-based securities market index used to compare the Stock Account’s average annual returns with a broad measure of market performance. The Morningstar Aggressive Target Risk Index is one of the indices in the Morningstar Target Index Series. The index

70     Prospectus  ■  College Retirement Equities Fund

series is made up of constituent Morningstar indices and reflects global equity market exposures of 20%, 40%, 60%, 80% or 95% based on an asset allocation methodology from Ibbotson Associates, a Morningstar company. The Morningstar Aggressive Target Risk Index has the highest global equity market exposure in the index series, and has a multi-asset class exposure that is similar to the Stock Account. Accordingly, the returns of the Morningstar Aggressive Target Risk Index are appropriate for the performance comparison purposes for the Stock Account.

Composite Index for the Social Choice Account

The Social Choice Account’s benchmark index is a composite index that is made up of three unmanaged benchmark indices. Each of these unmanaged benchmark indices represents the three types of market sectors in which the Account invests, i.e., domestic equity, developed foreign market equity and domestic investment-grade bond. The domestic equity market sector is represented by the Russell 3000® Index, the developed foreign market sector is represented by the MSCI EAFE + Canada Index and the domestic investment-grade bond sector is represented by the Bloomberg Barclays U.S. Aggregate Bond Index. The composite index is created by calculating a weighted average of the performance of these three indices using the target weights of the domestic, developed foreign markets equity, and domestic investment-grade bond segments of the Account. The Account’s benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

Additional broad-based securities market index for the Social Choice Account

The Morningstar Moderate Target Risk Index is a broad-based securities market index used to compare the Social Choice Account’s average annual returns with a broad measure of market performance. The Morningstar Moderate Target Risk Index is one of the indices in the Morningstar Target Index Series. The index series is made up of constituent Morningstar indices and reflects global equity market exposures of 20%, 40%, 60%, 80% or 95% based on an asset allocation methodology from Ibbotson Associates, a Morningstar company. The Morningstar Moderate Target Risk Index has a multi-asset class exposure that is similar to the Social Choice Account. Accordingly, the returns of the Morningstar Moderate Target Risk Index are appropriate for the performance comparison purposes for the Social Choice Account.

Management of the Accounts

The Accounts’ investment adviser

The CREF Board of Trustees oversees CREF’s administration and investments, reviews service contracts and evaluates each Account’s performance. TCIM manages the assets of CREF under the supervision of the Board of Trustees.

College Retirement Equities Fund  ■  Prospectus     71

TCIM is a subsidiary of TIAA and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. TCIM shares investment personnel with other affiliates of TIAA, including Teachers Advisors, LLC (“Advisors”). As of December 31, 2017, TCIM and Advisors together had approximately $371 billion of registered investment company assets under management. TIAA, which provides administrative services to CREF, and TCIM are located at 730 Third Avenue, New York, NY 10017-3206.

Under its investment management services agreement with CREF, TCIM’s duties include managing the assets of the Accounts, subject to the supervision of the Board of Trustees. TCIM also arranges for the provision by State Street Bank and Trust Company of portfolio accounting, custodial and related services for each Account. TCIM supervises and acts as liaison among various other service providers to the Accounts. All services provided by TCIM to the Accounts are provided by TCIM at cost.

A discussion regarding the basis for the Board of Trustees’ approval of each Account’s investment management agreement is available in CREF’s most recent semiannual report to participants for the six-month period ended June 30. For a free copy of CREF’s participant reports, please call 877-518-9161, visit CREF’s website at www.tiaa.org or visit the SEC’s website at www.sec.gov.

Portfolio management teams

Each Account is managed by a team of managers, whose members are responsible for the day-to-day management of the Account, with expertise in the area(s) applicable to the Account’s investments. Certain team members are, for example, principally responsible for selecting appropriate investments for the Account and others are principally responsible for asset allocation. The following is a list of members of the management teams primarily responsible for managing each Account’s investments, along with their relevant experience. The members of each team may change from time to time.

72     Prospectus  ■  College Retirement Equities Fund

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Team
STOCK ACCOUNT
Thomas Franks, CFA Senior Managing Director	Lead Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2009 to 2014 (Head of Global Equity Portfolio Management); and 2014 to Present (CIO of Global Equity)	2001	1997	2010
Hans Erickson, CFA Managing Director	Investment Selection	Advisors, TCIM and other advisory affiliates of TIAA—1996 to Present (oversight and management responsibility for all asset allocation funds; oversight for quantitative equity strategies and equity index funds prior to 2011)	1996	1988	1996
Saira Malik, CFA Managing Director	Investment Selection	Advisors, TCIM and other advisory affiliates of TIAA—2009 to 2014 (Head of Global Equity Research); and 2014 to Present (Head of Global Equity Portfolio Management)	2003	1995	2008
John Tribolet Managing Director	Investment Selection	TIAA and its advisory affiliates—2005 to 2014 (portfolio management of global equity portfolios); and 2014 to Present (Head of Global Equity Research)	2005	1992	2015

GLOBAL EQUITIES ACCOUNT
Thomas Franks, CFA Senior Managing Director	Lead Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2009 to 2014 (Head of Global Equity Portfolio Management); and 2014 to Present (CIO of Global Equity)	2001	1997	2007
Saira Malik, CFA Managing Director	Investment Selection	Advisors, TCIM and other advisory affiliates of TIAA—2009 to 2014 (Head of Global Equity Research); and 2014 to Present (Head of Global Equity Portfolio Management)	2003	1995	2010
Andrea Mitroff Managing Director	Investment Selection	TIAA and its advisory affiliates—2006 to Present (portfolio management of domestic large-cap growth portfolios)	2006	1988	2011
John Tribolet Managing Director	Investment Selection	TIAA and its advisory affiliates—2005 to 2014 (portfolio management of global equity portfolios); and 2014 to Present (Head of Global Equity Research)	2005	1992	2006

College Retirement Equities Fund  ■  Prospectus     73

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Team
GROWTH ACCOUNT
Thomas Franks, CFA Senior Managing Director	Lead Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2009 to 2014 (Head of Global Equity Portfolio Management); and 2014 to Present (CIO of Global Equity)	2001	1997	2017
Susan Hirsch Managing Director	Investment Selection	Advisors, TCIM and other advisory affiliates of TIAA—2005 to Present (portfolio management of domestic large-cap portfolios)	2005	1975	2005
Terrence Kontos, CFA Managing Director	Investment Selection	Advisors, TCIM and other advisory affiliates of TIAA—2012 to Present (research of growth portfolios)	2012	2005	2014
Andrea Mitroff Managing Director	Investment Selection	TIAA and its advisory affiliates—2006 to Present (portfolio management of domestic large-cap growth portfolios)	2006	1988	2007

EQUITY INDEX ACCOUNT
Philip James (Jim) Campagna, CFA Managing Director	Quantitative Portfolio Management	Advisors, TCIM and other advisory affiliates of TIAA—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios)	2005	1991	2005
Lei Liao, CFA Managing Director	Quantitative Portfolio Management	Advisors, TCIM and other advisory affiliates of TIAA—2012 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios)	2012	2005	2014

BOND MARKET ACCOUNT
Joseph Higgins, CFA Managing Director	Lead Portfolio Manager and Asset Allocation	Advisors, TCIM and other advisory affiliates of TIAA—1995 to Present (fixed-income portfolio management)	1995	1995	2011
John Cerra Managing Director	Investment Selection - Government Sector	Advisors, TCIM and other advisory affiliates of TIAA—1985 to Present (fixed-income portfolio management)	1985	1985	2003

INFLATION-LINKED BOND ACCOUNT
John Cerra Managing Director	Lead Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—1985 to Present (fixed-income portfolio management)	1985	1985	2003
Nicholas Travaglino Managing Director	Investment Selection	Advisors, TCIM and other advisory affiliates of TIAA—2014 to Present (fixed-income portfolio management), Royal Bank of Canada Capital Markets—2008 to 2014 (fixed-income portfolio management)	2014	1997	2016

74     Prospectus  ■  College Retirement Equities Fund

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Team
SOCIAL CHOICE ACCOUNT
Stephen Liberatore, CFA Managing Director	Fixed-Income Lead Manager and Asset Allocation	Advisors, TCIM and other advisory affiliates of TIAA—2004 to Present (fixed-income credit research and portfolio management)	2004	1994	2004
Philip James (Jim) Campagna, CFA Managing Director	Equity Quantitative Portfolio Management	Advisors, TCIM and other advisory affiliates of TIAA—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios)	2005	1991	2005
Lei Liao, CFA Managing Director	Equity Quantitative Portfolio Management	Advisors, TCIM and other advisory affiliates of TIAA—2012 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios)	2012	2005	2014

MONEY MARKET ACCOUNT
Michael Ferraro, CFA Senior Director	Lead Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—1998 to Present (fixed-income credit research and portfolio management)	1998	1974	1998
Joseph Rolston Senior Director	Investment Selection	Advisors, TCIM and other advisory affiliates of TIAA—1998 to Present (portfolio management and research)	1984	1979	2011

The Accounts’ SAI provides additional disclosure about the compensation structure for each of the Accounts’ portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of accumulation units in each of the Accounts they manage.

Adding, closing or substituting Accounts

CREF can add or close Accounts, combine Accounts, discontinue Accounts and suspend the acceptance of premiums and/or transfers into an Account. In addition, some employers may substitute one or more Accounts for another Account as investment options under their retirement plans. Depending on the terms of an employer’s retirement plan or your contract, CREF can also restrict whether and how we offer an Account. If an Account is closed or we stop accepting premiums into that Account, we will notify participants and request that they allocate premiums and/or transfer accumulations to another Account. If you’re notified of such a change and do not respond, we will place any premiums, accumulations or annuity income affected by the change in the default option designated under your employer’s plan or, if there is no such option or under an

College Retirement Equities Fund  ■  Prospectus     75

IRA or ATRA contract, in the Money Market Account. Unless required by law, CREF will not close, substitute for or stop accepting premiums and transfers to the Stock and Money Market Accounts. (However, please see the terms of your employer’s plan for availability of these and other Accounts.)

The annuity contracts

CREF offers contracts for the following types of variable annuities:

RA (Retirement Annuity) and GRA (Group Retirement Annuity): RA and GRA contracts are used mainly for employer sponsored retirement plans. RA contracts are issued directly to you. GRA contracts, which are group contracts, are issued through an agreement between your employer and CREF.

Depending on the terms of your employer’s plan, RA premiums can be paid by your employer, you or both. GRA premiums can only be paid by your employer (though some premiums may be paid by your employer pursuant to a salary reduction agreement with you). If you are paying some or all of the periodic premiums, your contributions can be in either pre-tax dollars by salary reduction, or after-tax dollars by payroll deduction. Your employer may offer you the option of making contributions in the form of after-tax Roth IRA-style contributions, though you won’t be able to take tax deductions for these contributions. You can also transfer accumulations from another investment choice under your employer’s plan to your contract. Your GRA premiums can be from pre-tax or after-tax contributions. As with RAs, you can transfer your accumulations from another investment choice under your employer’s plan to your GRA contract.

SRA (Supplemental Retirement Annuity) and GSRA (Group Supplemental Retirement Annuity): These are generally limited to supplemental voluntary tax-deferred annuity (TDA) plans and supplemental 401(k) plans. SRA contracts are issued directly to you. GSRA contracts, which are group contracts, are issued through an agreement between your employer and CREF. Generally, your employer pays premiums in pre-tax dollars through salary reduction. Your employer may offer you the option of making contributions in the form of after-tax Roth IRA-style contributions, though you won’t be able to take tax deductions for these contributions. Although you cannot pay premiums directly, you can transfer amounts from other TDA plans subject to the terms of the plan.

Retirement Choice/Retirement Choice Plus Annuities: These are very similar in operation to the GRAs and GSRAs, respectively, except that they are issued directly to your employer or your plan’s trustee. Among other rights, the employer retains the right to transfer accumulations under these contracts to alternate funding vehicles.

GA (Group Annuity) and Institutionally Owned GSRA: These contracts are used exclusively for employer retirement plans and are issued directly to your employer or your plan’s trustee. Your employer pays premiums directly to CREF (you can’t pay the premiums directly to CREF) and your employer or the plan’s trustee may control the allocation of contributions and transfers to and from

76     Prospectus  ■  College Retirement Equities Fund

these contracts including withdrawing completely from CREF. If a GA or Institutionally Owned GSRA contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments may be different, and are determined by your plan. Ask your employer or plan administrator for more information.

Traditional and Roth IRAs: You and your spouse can each open a Traditional IRA with an annual contribution of up to $5,500 each or by rolling over funds from another IRA or an eligible retirement plan, if you meet CREF’s eligibility requirements. If you are age 50 or older, you may contribute up to $6,500. The combined limit for your contributions to a Traditional IRA and a Roth IRA for a single year is $5,500, or $6,500 if you are age 50 or older, excluding rollovers. (The dollar limits listed are for 2018; different dollar limits may apply in future years.)

You or your spouse can each open a Roth IRA with an annual contribution of up to $5,500 or with a rollover from another IRA or a Traditional IRA issued by CREF, if you meet CREF’s eligibility requirements, subject to rules applicable to Roth IRA conversions. If you are age 50 or older, you may contribute up to $6,500. The combined limit for your contributions to a Traditional IRA and a Roth IRA for a single year is $5,500, or $6,500 if you are age 50 or older, excluding rollovers. (The dollar limits listed are for 2018; different dollar limits may apply in future years.)

Both Traditional and Roth IRAs are issued directly to you. Joint accounts are not permissible.

Traditional and Roth IRAs may together be referred to as “IRAs” in this Prospectus.

Your employer may offer SEP IRAs (Simplified Employee Pension Plans), which are subject to different rules.

Keogh Contracts: If you are a self-employed individual who owns an unincorporated business you could, prior to 2013, use CREF’s Keogh contracts for a Keogh plan and cover common law employees subject to CREF’s eligibility requirements. Note, however, that while CREF will offer new contracts for new entrants into Keogh plans established prior to 2013, it will no longer offer contracts for Keogh plans that CREF is not currently funding.

ATRA (After-Tax Retirement Annuity): The after-tax retirement annuities (ATRA) are individual non-qualified deferred annuity contracts, issued to participants who are eligible and would like to remit personal premiums under the contractual provisions of their RA contract. To be eligible, you must have an active and premium-paying or paid up RA contract. Note that the tax rules governing these non-qualified contracts differ significantly from the treatment of qualified contracts. Please see the section entitled “Taxes” for more information.

Eligibility for IRAs and Keogh Contracts: Each of you and your spouse can open a Traditional or Roth IRA or use a Keogh, subject to the limitations described above, if you are a current or retired employee or a trustee of an Eligible Institution, or if you own a TIAA or CREF annuity contract or a TIAA

College Retirement Equities Fund  ■  Prospectus     77

individual insurance contract. To be considered a retired employee for this purpose, an individual must be at least 55 years old and have completed at least three years of service at an Eligible Institution. In the case of partnerships, at least half the partners must be eligible individuals and the partnership itself must be primarily engaged in education or research. Eligibility may be restricted by certain income limits on opening Roth IRA contracts.

State Regulatory Approval: State regulatory approval may be pending for certain of these contracts and they may not currently be available in your state.

Your CREF contract and account

Starting out

Generally, we will issue a contract when we receive a completed application or enrollment form in good order. “Good order” means actual receipt of the transaction request along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your complete application (or complete request for redemptions, transfers, withdrawals, or payment of death or other benefits) and any other information or supporting documentation we may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request (including, among others, a purchase, redemption, or withdrawal request or request to pay benefits) is in good order and reserve the right to change or waive any good order requirement at any time either in general or with respect to a particular plan, contract or transaction.

If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time. In addition, it is also possible that if we are unable to reach you to obtain additional or missing information relating to incomplete applications, or transaction requests that are not in good order, the transaction may be cancelled.

If we receive premiums from your employer and (where applicable) a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. We consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option. Further, to the extent you hold an IRA contract, the default option will be that Fund or Account specified in your IRA forms.

When we receive complete allocation instructions from you in good order, we will follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on

78     Prospectus  ■  College Retirement Equities Fund

them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

Currently, CREF does not restrict the amount or frequency of premiums to your contract, although it reserves the right to impose restrictions. Your employer’s retirement plan may limit your premium amounts. There may also be restrictions on remitting premiums to an IRA. In addition, the Internal Revenue Code (IRC) limits the total annual premiums to plans qualified for favorable tax treatment. If you want to directly contribute personal premiums under the contractual provisions of your RA contract, you will be issued an ATRA contract. Premiums and any earnings on the ATRA contract will not be subject to your employer’s retirement plan. The only restrictions relating to these premiums are in the contract itself, or to any contract used to fund a non-qualified deferred compensation arrangement. The Inflation-Linked Bond Account is not available as an investment choice in the ATRA contract, and this restriction applies to premiums and also to transfers between Accounts under the contract.

In most cases, CREF accepts premiums to a contract during your accumulation period. Once your first premium has been paid, your CREF contract cannot lapse or be forfeited for nonpayment of premiums. CREF can stop accepting premiums to GRA, Retirement Choice/Retirement Choice Plus, GSRA, GA, Keogh and Institutional GSRA contracts at any time.

Note that we cannot accept credit cards, money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the Account owner cannot be identified from the face of the check.

For locations where a third party administers the receipt of mail, we will not be deemed to have received any premiums sent to the addresses designated for remitting premiums until the third-party service that administers the receipt of mail through those addresses has administered the payment on our behalf.

Financial intermediaries may have their own requirements for considering transactions to be in “good order.” If you hold your units through an intermediary, please contact the intermediary for their specific “good order” requirements.

If you need to cancel

Generally, you may cancel any RA, SRA, GSRA, Traditional IRA, Roth IRA, ATRA or Keogh contract in accordance with the contract’s Right to Examine provision (unless we have begun making annuity, or any other periodic payments from it) subject to the time period regulated by the state in which the contract is issued. To cancel a contract, mail or deliver the contract with a signed Notice of Cancellation (available by contacting CREF) to our home office. We will cancel the contract, then send all of the current accumulation or premiums, depending on the state in which your contract was issued, to whoever originally submitted the premiums. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period. Cancellation of a contract may have adverse tax consequences.

College Retirement Equities Fund  ■  Prospectus     79

Important information about procedures for opening a new account

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, street address (not a post office box), date of birth, Social Security number and other information that will allow us to identify you, such as your home telephone number and driver’s license or certain other identifying documents. Until you provide us with the information needed, we may not be able to open an account or effect any transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed that potentially criminal activity has been identified, we reserve the right to take such action as deemed appropriate, which may include closing your account.

Class eligibility

Each Account currently issues three classes of units under the contracts: Class R1, Class R2 and Class R3. Each Account’s investments are held by the Account as a whole, not by a particular class of units, so an investor’s money will be invested the same way no matter which class is held. However, there are differences among the expenses associated with each class, such as different administrative and distribution expenses. Certain classes have higher expenses than other classes, which will lower the return on your investment when compared to a less expensive class. Eligibility for each class is generally based either upon the amount of aggregate retirement plan assets a participant’s institution has invested in all CREF Accounts or, for participant assets not associated with a retirement plan, the type of product through which the CREF assets are held. For purposes of allocation of income, gains, appreciation/depreciation, and expenses, all annuity units will be aggregated with Class R3, the least expensive class.

Generally, CREF class eligibility is as follows:

CREF class eligibility
	Institutional clients	Individual and annuity products

Class R1	• Institutions with CREF assets under management below $20 million	• Individual Retirement Account (IRA) • Keogh contract

Class R2	• Institutions with CREF assets under management of $20 million or more, but less than $400 million	• After-Tax Retirement Annuity (ATRA)

Class R3	• Institutions with CREF assets under management of $400 million or more.	• Immediate annuity • Accumulation Unit Deposit Option (AUDO)

80     Prospectus  ■  College Retirement Equities Fund

Please contact us if you have questions or would like assistance in determining your class eligibility. CREF reserves the right to change or suspend these eligibility requirements. CREF may add, delete, or modify one or more Classes or may stop providing annuity units from one or more Classes.

Choosing an Account

After you receive your contract, you can allocate your premiums among the Accounts unless your employer’s plan blocks some Accounts. With RAs, GRAs, GSRAs or Keoghs, your employer cannot block the Stock or Money Market Accounts. Allocations you make to an ATRA, SRA or IRA are not subject to your employer’s plan. You can change your allocation for future premiums by:

• writing to our office at P.O. Box 1259, Charlotte, NC 28201;

• using the TIAA Web Center’s Account access feature at
www.tiaa.org; or

• calling our Automated Telephone Service (24 hours a day) at 800-842-2252.

Determining the value of your contract—accumulation units

To determine the amount of money in your account, we use a measure called an accumulation unit. The accumulation unit value (“AUV”) for each class of each Account depends on the Account’s investment performance and the expenses of that class. We calculate AUV at the end of each Valuation Day. Your accumulation equals the number of accumulation units you own in a class of an Account multiplied by the AUV for that class.

How we value assets

TCIM oversees the calculation of the value of the assets in each Account as of the close of every Valuation Day. For Accounts other than the Money Market Account, we generally use market quotations or values obtained from independent pricing services to value securities and other instruments held by the Accounts. If market quotations or values from independent pricing services are not readily available or are not considered reliable, we will value the securities using “fair value,” as determined in good faith using procedures approved by the Board of Trustees. For fixed-income instruments, we generally utilize matrix pricing, which is also considered to be fair value pricing. We will also use “fair value” if events that have an effect on the value of an investment (as determined in TCIM’s discretion) occur between the time when its price is determined and the time the AUV is calculated. For example, we will use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the AUV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the AUV. Although we fair value portfolio securities on a security-by-security basis, Accounts that

College Retirement Equities Fund  ■  Prospectus     81

hold foreign portfolio securities will see their portfolio securities fair valued more frequently than other Accounts that do not hold foreign securities.

Fair value pricing most commonly occurs with securities that are primarily traded outside of the United States. Fair value pricing occurs, for instance, when there are market movements in the United States after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the United States when their markets open the next day. In these cases, we will fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at the end of any valuation day (generally 4:00 p.m. Eastern Time). This will have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of an affected Account to the detriment of longer-term investors, it will reduce some of the certainty in pricing obtained by using actual market close prices.

The Accounts’ fair value pricing procedures provide, among other things, for each Account to examine whether to fair value foreign securities when there is a movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE Exchanges. For these securities, the Accounts use a fair value pricing service approved by the Accounts’ Board of Trustees. This pricing service employs quantitative models to value foreign equity investments in order to adjust for stale pricing, which occurs between the close of certain foreign exchanges and the close of the NYSE Exchanges. Fair value pricing is subjective in nature and the use of fair value pricing by an Account may cause the AUV of units within a class of an Account to differ significantly from the AUV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded. TCIM also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE Exchanges based on market movements. Additionally, we may fair value any security when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

Money market instruments (other than those in the Money Market Account) are valued using market quotations, independent pricing sources or values derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

The Money Market Account’s portfolio securities are valued using their amortized cost. This valuation method does not factor in unrealized gains or losses on the Account’s portfolio securities. Amortized cost valuation involves first valuing a security at its cost, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security’s market value. While this method provides certainty in valuation,

82     Prospectus  ■  College Retirement Equities Fund

there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Account would receive if it sold the security. See the SAI for more information.

Information about transactions in your Account

This section explains how you may make payments to, or withdraw money from, your contract. This section also explains how you may transfer assets among Accounts or to or from other investment options available in your plan. In addition, this section describes how a participant’s investment in one class of an Account may be converted into another class of the same Account. Generally, each of these transactions will involve purchasing or selling CREF accumulation units. If you hold your units through an intermediary, please contact the intermediary for any additional requirements that may apply to these transactions.

Each payment to an Account buys a number of accumulation units. Similarly, any withdrawal from an Account results in the redemption of a number of accumulation units. Transfers within CREF are effected through the redemption of accumulation units in one Account and the purchase of accumulation units in another Account. The price you pay for accumulation units, and the price you receive for accumulation units when you redeem accumulation units, is the value of the accumulation units calculated for the effective date of your transaction. This date is the Business Day on which we receive your purchase, redemption or transfer request in good order (as defined above). Therefore, if we receive your purchase, redemption or transfer request in good order before the NYSE Exchanges close, that Business Day will be considered the effective date of your order. If we receive your request in good order after the NYSE Exchanges close, the next Business Day will be considered the effective date of your order.

Payments and orders to redeem accumulation units may be processed after the effective date. “Processed” means when amounts are credited or debited to you in the Account. In the event there are market fluctuations between the effective date and the processing date and the price of accumulation units on the processing date is higher or lower than your price on the effective date, that difference will be paid or retained by TIAA, the Accounts’ administrator or by Services, the Accounts’ distributor. This amount, which may be positive or negative, together with similar amounts paid or retained by TIAA or Services in connection with transactions involving other investment products offered under pension plans administered by TIAA or its affiliates and the amount of interest, if any, paid by TIAA or Services to participants in CREF and other pension products in connection with certain delayed payments, is apportioned to CREF pursuant to two agreements: (i) an administrative services agreement with TIAA and (ii) a principal underwriting and distribution services agreement with Services. Under these two agreements, CREF reimburses TIAA and Services for certain administrative and distribution services, respectively, which each entity provides to the Accounts.

College Retirement Equities Fund  ■  Prospectus     83

How to transfer and withdraw your money

Generally, depending on the terms of your plan, contracts, tax law and applicable governing documents, CREF allows you to move your money to and from the CREF Accounts in the following ways:

• From a class of an Account to the same class of another Account;

• From the Accounts to the TIAA Real Estate Account, other TIAA separate accounts or the TIAA Traditional Annuity;

• To the Accounts from the TIAA Real Estate Account, other TIAA separate accounts or the TIAA Traditional Annuity (subject to certain restrictions under the terms of those contracts);

• From the Accounts to other companies;

• To the Accounts from other companies/plans;

• By withdrawing cash; or

• By setting up a program of systematic withdrawals and transfers.

These options may be limited by the terms of your employer’s plan, by current tax law by eligibility requirements of the product to which you transfer or by the terms of your contract, as set forth below. Currently, transfers from an Account to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan do not require a minimum transaction amount; however, in the future CREF reserves the right, in its sole discretion, to impose minimum transaction levels, which levels will generally be in the amount of at least $1,000 (except for systematic transfers, which must generally be at least $100) or your entire accumulation, if less. Cash withdrawals, transfers to TIAA to immediately begin annuity income and transfers to other companies are not subject to a minimum amount. Transfers from the TIAA Real Estate Account to the CREF Accounts are limited to once per calendar quarter and cash withdrawals are currently free (although no such limit applies to transfers from TIAA Access). Because excessive transfer activity can hurt performance and other participants, CREF may in the future, subject to applicable state law and the terms of our contract, limit how often you transfer or otherwise modify the transfer privilege, including, among other things, placing restrictions on transfers or charging fees for transfers and/or withdrawals. Transfers and cash withdrawals have an effective date of the business day we receive your request in good order. You can also choose to have transfers and withdrawals take effect at the end of any future business day. Any transfers to the TIAA Traditional Annuity or to any TIAA separate account will be subject to TIAA’s rules. If you hold your units through an intermediary, please contact the intermediary for any additional requirements that may apply to the transfers and withdrawals described in this section.

If you’re married, you may be required by law or by your employer’s plan to show us advance written consent from your spouse before we make certain transactions on your behalf.

84     Prospectus  ■  College Retirement Equities Fund

Systematic withdrawals and transfers

If your employer’s plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer from an Account accumulation any fixed number of accumulation units, dollar amount or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that internal transfers must be at least $100. In the future, we may eliminate this minimum transfer amount.

Transfers to and from CREF Accounts and other TIAA Accounts and Funds

Subject to your employer’s plan, current tax law, the terms of your contract or the conditions below, you can transfer some or all of your accumulation from a class of one Account to the same class of another Account, to TIAA’s Traditional Annuity, to the TIAA Real Estate Account (subject to certain limitations) or to another TIAA separate account or to mutual funds that may be offered under the terms of your plan. Currently these transfers do not require a minimum transaction amount; however, in the future, CREF reserves the right, in its sole discretion, to impose minimum transaction levels, which levels will generally be in the amount of at least $1,000 (except for systematic transfers, which must generally be at least $100). You can also transfer from the TIAA Traditional Annuity, the TIAA Real Estate Account, another TIAA separate account or mutual funds offered under your employer’s plan to CREF contracts. Because excessive transfer activity can hurt performance and other participants, CREF may in the future, subject to applicable state law and the terms of your contract, limit how often you transfer or otherwise modify the transfer privilege, including, among other things, placing restrictions of transfers or charging fees for transfers and/or withdrawals. CREF also reserves the right to stop accepting or to limit internal transfers to any Account at any time.

Under RA, SRA, GSRA, GRA, Retirement Choice, Retirement Choice Plus and Keogh contracts, your employer’s plan may restrict transfers to any Account, except, for some contracts, the Stock and Money Market Accounts. Under IRA contracts, you can transfer funds without employer restrictions among the Accounts and to TIAA’s Traditional Annuity. If your institution offers a plan funded with GSRA contracts, you can also transfer CREF funds between SRA and GSRA contracts. Amounts held under an ATRA contract cannot be transferred to or from any retirement plan contract. Transfers from the TIAA Real Estate Account to an Account are limited to once every calendar quarter. Transfers to an Account from the TIAA Traditional Annuity under RA, GRA or Retirement Choice contracts can only be effected over a period of time (up to 10 years), and may be subject to other limitations, as specified in your contract.

College Retirement Equities Fund  ■  Prospectus     85

Transfers from other companies/plans

Subject to your employer’s plan, federal tax law and CREF’s class eligibility requirements, you can usually transfer or roll over money from another 403(b), 401(a)/403(a) or governmental 457(b) retirement plan to your CREF contract. You may also roll over before-tax amounts in a Traditional IRA to 403(b) plans, 401(a)/403(a) plans or eligible governmental 457(b) plans, provided such employer plans agree to accept the rollover. You can transfer money to CREF from other 401(a) and 403(a) plans. Amounts transferred to CREF may be subject to the provisions of your original employer’s plan.

Similarly, subject to your employer’s plan and CREF’s class eligibility requirements, you may be able to roll over funds from 401(a), 403(a), and 403(b) and governmental 457(b) plans to a CREF Traditional IRA or, subject to applicable income limits, from an IRA containing funds originally contributed to such plans, to either a CREF Traditional or Roth IRA. IRA to IRA rollover rules have recently changed. See the “Taxes” section for more information on these developments. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth 403(b) or 401(a) account or to a Roth IRA, as permitted by applicable law and the terms of the plans. Funds in a private 457(b) plan can be transferred to another private 457(b) plan only. Accumulations in private 457(b) plans may not be rolled over to a qualified plan (e.g., a 401(a) plan), a 403(b) plan, a governmental 457(b) plan or an IRA.

Transfers to other companies

If you have an RA, GRA, GSRA, Retirement Choice, Retirement Choice Plus or Keogh contract, your right to transfer your money to a company other than CREF may depend on your employer’s retirement plan. If your employer participates in our special transfer services program, we can make automatic monthly transfers from your RA or GRA contract to another company. You may also be able to transfer accumulations in SRA, GSRA, IRA or Keogh contracts to another company subject to certain tax restrictions. IRA to IRA rollover rules have changed. See the “Taxes” section for more information on these developments. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth 403(b) or 401(a) account or to a Roth IRA, as permitted by applicable law and the terms of the plans. Under the Retirement Choice and Retirement Choice Plus contracts, your employer could transfer monies from an Account and apply such monies to another Account or investment option, subject to the terms of your plan, and without your consent.

Class conversions

CREF will periodically review each institutional client and/or individual and annuity product and assess whether such client or product continues to remain eligible for the class in which it is invested. If CREF determines that a particular participant contract no longer meets the eligibility requirements for a particular class, or that it meets the eligibility requirements of another class and is entitled

86     Prospectus  ■  College Retirement Equities Fund

to receive services consistent with that class, CREF may automatically convert the contract’s value to a different class of the same Account. Any such conversion will be preceded by written notice to participants. CREF reserves the right to decline to convert a CREF contract even if it no longer meets the eligibility requirements of its current class.

Withdrawals

You can withdraw some or all of your RA, GRA, GSRA, Retirement Choice, Retirement Choice Plus or Keogh accumulations subject to your employer’s plan and certain tax restrictions. You can also withdraw some or all of your SRA or IRA accumulations subject to certain tax restrictions. You cannot withdraw money from a contract if you have already applied that money to begin receiving lifetime annuity income from that contract. If you have a small account value (under $4,000) when you leave your employer or retire, your employer’s plan may allow you to have CREF cash out some or all of your RA. In addition, if you are married, you may be required by law or your employer’s plan to show us advance written consent from your spouse before CREF makes certain transactions on your behalf.

Under current federal tax law, salary reduction money (and the income on that money) cannot be withdrawn under certain retirement plans (including, without limitation, 403(b) plans) that are held in your CREF contracts unless you are age 59½, leave your job, become disabled, die or satisfy requirements related to qualified reservist distributions. If the money is in a 403(b) annuity, these restrictions apply to premiums and earnings credited after December 31, 1988. The restrictions apply to all salary reduction amounts under a 401(k) plan and funds transferred to CREF from a 403(b)(7) custodial account. If your employer’s plan permits, you may also be able to withdraw salary reduction money for certain hardships as defined under the IRC, but in that case you can withdraw only premiums, not earnings.

Under current federal tax law, withdrawals from 457(b) plans are not permitted earlier than the calendar year in which you reach age 70½, leave your job or are faced with an unforeseeable emergency (as defined by law). In addition, there are generally no early withdrawal tax penalties (i.e., no 10% excise tax on distributions prior to age 59½).

Special rules and restrictions apply to IRAs.

Withdrawals to pay advisory fees

You can set up a program to have monies withdrawn directly from your retirement plan (if your employer’s plan allows) or IRA accumulations to pay your financial adviser. You will be required to complete and return certain forms to effect these withdrawals, including how and from which Accounts you want these monies to be withdrawn. Before you set up this program, make sure you understand the possible tax consequences of these withdrawals. See the discussion under “Taxes” below.

College Retirement Equities Fund  ■  Prospectus     87

How to make transfers or withdrawals

To request a transfer or withdrawal, you can do one of the following:

• write to CREF’s office at P.O. Box 1259, Charlotte, NC 28201;

• call us at its Automated Telephone Service at 800-842-2252; or

• use the TIAA Web Center’s Account access feature at www.tiaa.org.

You may be required to complete and return certain forms to effect these transactions. We can suspend or terminate your ability to transact by telephone, fax or over the Internet at any time, for any reason, including to prevent market timing. There may be tax law restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences.

Confirmations

Subject to certain exceptions for use of quarterly confirmations for which CREF has received exemptive relief from the SEC, you will generally receive a confirmation statement each time you remit premiums, make a transfer, take a cash withdrawal from an Account or among the Accounts, if an administrative adjustment is made to your account or your investment in one class is converted to a different class. The confirmation statement will show the date and amount of each transaction. However, if you’re using an automatic investment plan, you’ll receive a statement confirming those transactions following the end of each calendar quarter.

If you have any accumulations in an Account, you will be sent a statement each quarter which sets forth the following information: premiums paid during the quarter, the number and dollar value of accumulation units in the Accounts credited to the participant during the quarter and the balance of units in each Account, cash withdrawals and administrative adjustments if any, from each Account during the quarter and any transfers during the quarter. The Accounts are not responsible for any losses due to unauthorized or fraudulent instructions so long as the Accounts follow reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

You will also receive, at least semi-annually, reports containing the financial statements of the Accounts and a schedule of investments held by the Accounts in which you have accumulations.

Market timing/excessive trading policy

There are participants who may try to profit from making transactions back and forth among the Accounts, the TIAA Real Estate Account and the mutual funds or other investment options available under the terms of your plan in an effort to “time” the market. As money is shifted in and out of the Accounts, the Accounts may incur transaction costs, including, among other things, expenses

88     Prospectus  ■  College Retirement Equities Fund

for buying and selling securities. These costs are borne by all participants, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution if timers are able to take advantage of pricing inefficiencies. Consequently, the Accounts are not appropriate for such market timing and you should not invest in the Accounts if you want to engage in market timing activity.

The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a participant redeems or exchanges any monies out of an Account, subsequently purchases or exchanges any monies back into that same Account and then redeems or exchanges any monies out of that same Account, the participant will not be permitted to make electronic transfers (i.e., transfers over the Internet, by telephone or by fax) back into that same Account through a purchase or exchange for 90 calendar days.

The Accounts’ market timing policies and procedures will not be applied to the Money Market Account or to certain types of transactions like systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and employer-initiated transactions, and other types of transactions specified by the Accounts’ management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Accounts’ management. The Accounts’ management may also waive the market timing policies and procedures when it is believed that such waiver is in an Account’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Account from the effects of short-term trading.

The Accounts also reserve the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to an Account’s efficient portfolio management. The Accounts also may suspend or terminate your ability to transact by telephone, fax or over the Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the participant. Because the Accounts have discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

The Accounts’ portfolio securities are fair valued, as necessary (most frequently with respect to foreign holdings), to help ensure that a portfolio security’s true value is reflected in the Accounts’ AUV, thereby minimizing any potential stale price arbitrage.

The Accounts seek to apply their specifically defined market timing policies and procedures uniformly to all Account participants, and not to make exceptions

College Retirement Equities Fund  ■  Prospectus     89

with respect to these policies and procedures (beyond the exemptions noted above). The Accounts make reasonable efforts to apply these policies and procedures to participants who own units through omnibus accounts. These efforts may include requesting transaction data from intermediaries from time to time to verify whether an Account’s policies are being followed and/or to instruct intermediaries to take action against participants who have violated an Account’s market timing policies. At times, the Accounts may agree to defer to an intermediary’s market timing policy if the Account’s management believes that the intermediary’s policy provides comparable protection of Account participants’ interests. The Accounts have the right to modify their market timing policies and procedures at any time without advance notice.

The Accounts are not appropriate for market timing. You should not invest in the Accounts if you want to engage in market timing activity.

Participants seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite the Accounts’ efforts to discourage market timing, there is no guarantee that CREF or its agents will be able to identify such participants or curtail their trading practices.

If you invest in an Account through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or employer for more details.

Timing of payments to you

In general, we will make the following types of payments within seven calendar days after we have received your request in good order:

• cash withdrawals;

• transfers to TIAA or to other companies;

• payments under a fixed-period annuity; and

• death benefits.

Each of these types of payments is described further below. The seven-day period may be extended in certain circumstances, such as an SEC-recognized emergency. There may also be delays in making payments for other reasons (e.g., payments in connection with loans, or if you have requested a transfer to another company and we have not received information we need from that company, or if there is missing or incorrect information in forms required for income tax withholding and reporting purposes). If you request that withdrawal proceeds from an Account be transferred to another investment vehicle and there is a delay in the investment of those proceeds, you will not experience the investment performance of that investment vehicle during such a delay.

90     Prospectus  ■  College Retirement Equities Fund

When you are ready to receive your annuity income

The annuity period in general

You can receive an income stream from all or part of an accumulation in any Account. Generally, once distributions are permitted to begin under your plan or contract, you may begin to receive annuity income. You should be at least age 59½ to begin receiving annuity income other than from a one-life or two-life annuity. Otherwise, you may have to pay a 10% penalty tax on the taxable amount, except under certain circumstances. In addition, you cannot begin receiving income later than permitted under the minimum distribution rules of the Internal Revenue Code (or “IRC”). See the section entitled “Taxes” below for more information.

Also, under the terms of the contract, you cannot begin a one-life annuity after age 90 or a two-life annuity after either you or your annuity partner reaches age 90.

Your income payments may be paid out from the Accounts through a variety of income options. You can pick a different income option for different portions of your accumulation, but once you’ve started one-life or two- life annuity payments you cannot change your income option or annuity partner for that payment stream.

Usually income payments are monthly. You can choose quarterly, semiannual and annual payments as well. (CREF has the right to not make payments at any interval that would cause the initial payment to be less than $100.) We will send your payments by electronic funds transfer to your bank or, on your request, by mail to your home address or to your bank.

For one-life annuities, two-life annuities, annuities for a fixed-period, and Income Test Drive, your initial income payments are based on the value of your accumulation on the last valuation day before the annuity starting date. We calculate initial income based on:

• the amount of money you have accumulated in an Account;

• the income option or options you choose; and

• an assumed annual investment return of 4% and, for one-life annuities, two-life annuities and Income Test Drive, mortality assumptions for you and your annuity partner, if you have one.

On your annuity starting date, all of your accumulation units allocated to one-life annuities, two-life annuities, or annuities for a fixed period will be converted to annuity units of the same Account(s) automatically. The annuity units will be aggregated with Class R3 units for allocating income and expenses, regardless of which class(es) you owned prior to that date. Class R3 has the lowest administrative and distribution expenses of each Account’s classes. Your payments change after the initial payment primarily based on net investment results and expenses for Class R3 units of an Account and the mortality experience for the income change method in Class R3 of that Account.

For one-life annuities, two-life annuities, annuities for a fixed-period and Income Test Drive, there are two income change methods for annuity payments:

College Retirement Equities Fund  ■  Prospectus     91

annual and monthly. Under the annual income change method, payments change each May 1, based on the net investment results of an Account during the prior year (from the day following the last Valuation Day in March of the prior year through the last Valuation Day in March of the current year). Under the monthly income change method, payments change every month, based on the net investment results during the previous valuation period. Under this method, we value annuity units on the 20th of each month or on the preceding Business Day if the 20th is not a Business Day. The total value of your annuity payments may be more or less than your total premiums. For more information on the Income Test Drive feature, please see the section below entitled “Annuity income options—Income Test Drive.”

Impact of mortality experience on annuity payments

For one-life annuities, two-life annuities and annuities for a fixed-period, how much you or your beneficiary receive in annuity payments from any Account will depend in part on the mortality experience of the annuity fund (annually revalued or monthly revalued) from which the payments are made. For example, if the people receiving income from an Account’s annually revalued annuity fund live longer, as a group, than expected, the amount payable to each will be less than if they as a group die sooner than expected. So the “mortality risk” of each Account’s annuity fund falls on those who receive income from it and is not guaranteed by either CREF or TIAA.

Annuity starting date

Ordinarily, annuity payments begin on the date you designate as your annuity starting date, provided we have received all documentation necessary for the income option you have picked. If something is missing, we will defer your annuity starting date until we receive the missing information. Your first annuity payment may be delayed while we process your choice of income options and calculate the amount of your initial payment. You may designate any future date for your annuitization request, in accordance with our procedures and as long as it is one on which we process annuitizations.

Any premiums received within 70 days after payments begin may be used to provide additional annuity income. Premiums received after 70 days will remain in your accumulating annuity contract until you have given further instructions. Ordinarily, your first annuity payment can be made on any business day between the first and twentieth of any month.

Annuity income options

Both the number of annuity units you purchase and the amount of your income payments will depend on which income option(s) you pick. Your employer’s plan, tax law and ERISA may limit which income options you can use to receive income. Ordinarily, you will choose your income options shortly before you want

92     Prospectus  ■  College Retirement Equities Fund

payments to begin, but you can make or change your choice any time before your annuity starting date.

All of the income options provide variable payments, and the amount of income you receive depends in part on the investment experience of the investment accounts selected by you. The current options are:

• One-Life Annuity with or without Guaranteed Period: Pays income as long as you live. If you opt for a guaranteed period (10, 15 or 20 years) and you die before it’s over, income payments will continue to your beneficiary until the end of the period. If you don’t opt for a guaranteed period, all payments end at your death—so, it’s possible for you to receive only one payment if you die less than a month after payments start. (The 15-year guaranteed period is not available under all contracts).

• Annuity for a Fixed Period: Pays income for any period you choose from five to 30 years (two to 30 years for RAs, GRAs, and SRAs). This option is not available under all contracts.

• Two-Life Annuities: Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner. There are four types of two-life annuity options, all available with or without a guaranteed period—Full Benefit to Survivor, Two-Thirds Benefit to Survivor, 75% Benefit to Annuity Partner and a Half-Benefit to Annuity Partner. Under the Two-Thirds Benefit to Survivor option, payments to you will be reduced upon the death of your annuity partner.

• Minimum Distribution Option (“MDO”): Generally available only if you must begin annuity payments under the IRC minimum distribution requirements. (Some employer plans allow you to elect this option earlier—contact CREF for more information.) The option, if elected, automatically pays an amount designed to fulfill the distribution requirements under federal tax law. (The option is not available under all contracts.) You must apply your entire accumulation under a contract if you want to use the MDO. It is possible that income under the MDO will cease during your lifetime. Prior to age 90, and subject to applicable plan and legal restrictions, you can apply any remaining part of an accumulation applied to the MDO to any other income option for which you’re eligible. Using the MDO will not affect your right to take a cash withdrawal of any accumulation not yet distributed (to the extent that a cash withdrawal was available to you under your contract and under the terms of your employer’s plan). This automatic payout option is not available under all contracts. Instead, for some contracts, required minimum distributions will be paid directly from those contracts pursuant to the terms of your employer’s plan.

• Income Test Drive: Income Test Drive is an optional feature that lets you try variable income payments for a 2-year period without making an irrevocable decision. You retain your accumulation units during the Income Test Drive, and payments made during the Income Test Drive are withdrawals from your accumulation units. Payments are calculated to approximate the amount you

College Retirement Equities Fund  ■  Prospectus     93

would receive under a One-Life or Two-Life Annuity for the income option and income change method you select, adjusted to reflect the Income Test Drive. You can change your mind during the Income Test Drive, and future payments will stop when you notify us of your decision prior to expiration of the 2-year period. If you die during the Income Test Drive, payments will stop, and the beneficiary named in your contract will be entitled to the remaining accumulation. At the end of the Income Test Drive, if payments have not been stopped, your remaining accumulation applied to the Income Test Drive feature will be converted to annuity units payable under the income option you chose when you started this feature. Once the conversion to annuity units takes place, it is irrevocable. If you decide before the end of the Income Test Drive that you want to begin annuity income payments immediately, you may do so subject to certain election procedures. The conversion of accumulation units to annuity units may result in annuity payments that are greater or lesser than the amount of the last payment during the Income Test Drive. State regulatory approval may be pending for the Income Test Drive and it may not currently be available in your state. We may stop providing the Income Test Drive feature at any time. The Income Test Drive feature may not be available under the terms of your employer’s plan. For information about withdrawals from your contract, see “How to transfer and withdraw your money.”

For any of the income options described above, current federal tax law provides that your guaranteed period can’t exceed the joint life expectancy of you and your beneficiary or annuity partner, and other IRC stipulations may make some income options unavailable to you. If you are married at your annuity start date, you may be required by law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives the right.

Receiving Lump-Sum Payments (Retirement Transition Benefit): If your employer’s plan allows, you may be able to receive a single-sum payment of up to 10% of the value of any part of an accumulation being converted to a one-life or two-life annuity on the annuity starting date. Such employer plan and 10% limitations do not apply to IRAs. Of course, if your employer’s plan allows cash withdrawals, you can take a larger amount (up to 100%) of your accumulation in any Account as a cash payment. The retirement transition benefit will be subject to current federal income tax requirements and possible early distribution penalties. See “Taxes.”

Other income options may become available in the future, subject to the terms of your retirement plan and relevant federal and state laws. CREF may stop offering certain income options in the future. For more information about any annuity options, please contact CREF.

Transfers during the annuity period

After you begin receiving annuity income from a one-life annuity, two-life annuity, or annuity for a fixed period, once each calendar quarter, you can

94     Prospectus  ■  College Retirement Equities Fund

transfer income payable from one Account to a comparable annuity providing for payments from another Account, the TIAA Traditional Annuity, another TIAA separate account annuity or the TIAA Real Estate Account. A comparable annuity is an annuity that is payable under the same income option and has the same annuitant(s) and remaining guaranteed period, if any.

Annuitants receiving income from TIAA Traditional one-life or two-life annuities may transfer some or all of their income to comparable one-life or two-life annuities funded through the Stock, Global Equities, Growth, Equity Index or Social Choice Accounts. Such transfers are limited to 20% of annuity income in any year. A program transferring all income in installments annually over a five-year period may also be chosen. Once income has been transferred from TIAA Traditional, subsequent transfers may be made only among the Stock, Global Equities, Growth, Equity Index and Social Choice Accounts. Transfers to other Accounts or back to TIAA will not be permitted. CREF will process the transfer on the Business Day it receives your request unless you’ve asked that the transfer take effect on another future Business Day.

Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the last Valuation Day in March that is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into the TIAA Traditional Annuity will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. Under this method, we value annuity units on the 20th of each month or on the preceding business day if the 20th is not a Business Day. You can switch between the annual and monthly income change methods, and the switch will go into effect on the last Valuation Day in March.

Illustrations of annuity payments

Investment performance during the accumulation period affects the amount you are accumulating for retirement. Once you are no longer accumulating and you begin to receive income payments under your CREF contract, investment performance (based on Class R1 through April 24, 2015 and on Class R3 thereafter) affects the amount of your income payments. The following line graphs show how the performance of each of the Accounts has affected the income payments of an individual participant over the last 10 years. Because expenses vary across unit classes, the performance of classes R1, R2, and R3 will vary from each other. The line graphs are based on the actual investment performance and mortality experience of Class R1 (through April 24, 2015) and Class R3 (thereafter) of each Account for the period that is presented through March 31, 2018, and do not take into account the impact of any TIAA plan pricing where one or more CREF Accounts are investment options in an employer retirement plan. Income shown for each plot point on the line graphs for the stated year is for the payment period May 1 of the stated year through April 1 of the

College Retirement Equities Fund  ■  Prospectus     95

following year. The line graphs assume that the annuitant received an initial annuity payment of $1,000 on May 1 of the first year presented in the line graph under the annual income change method. Note that after April 24, 2015, annuity payments are based on Class R3, which has lower administrative and distribution expenses than Class R1.

Each plot point on the line graphs for the stated year represents the amount of the 12 monthly annuity payments made in that fiscal year under a CREF contract based on the above assumptions. Each line graph shows how income payments would have changed over time if all of the participant’s money under the contract were initially invested in the Account shown in the line graph.

The changes in income payments shown in the line graphs primarily reflect the investment performance of Class R1 (through April 24, 2015) and Class R3 (thereafter) of the particular Account. Mortality experience within each Account and other factors can also impact changes in payments, but these factors have not historically had a significant impact. To understand the effect of investment performance, keep in mind that income payments reflect an assumed investment return of 4%. If the investment performance of a given class of units of an Account is constantly equal to the assumed investment return of 4% in a given year (and assuming mortality experience and other factors do not change), a participant’s income payment in the following year would not change. If investment performance is 10% or 3% in a given year and mortality experience (and other factors) do not change, income payments in the following year would increase by approximately 6% or decrease by approximately 1%, respectively.

The line graphs show the effect on income payments of past investment performance and mortality experience of Class R1 (through April 24, 2015) and Class R3 (thereafter) of each Account. There can be no assurance that future investment performance or mortality experience will be the same as in the past, and income payments under your contract may change more or less than those shown in the line graphs below. The investment return of an Account will fluctuate over time, and the mortality experience of the participants in an Account may change over time. Both could cause income payments under your contract to vary. The amount of your initial income payment will depend upon several factors, including the size of your account balance, which annuity income option you select (such as options on one or two lives and options with or without a guaranteed period), your payment frequency (monthly, quarterly, etc.) and on your age (and the age of your annuity partner, if any).

96     Prospectus  ■  College Retirement Equities Fund

Stock Account Global Equities Account	Growth Account Equity Index Account

College Retirement Equities Fund  ■  Prospectus     97

Bond Market Account Inflation-Linked Bond Account	Social Choice Account Money Market Account

Death benefits

Choosing beneficiaries

Subject to the terms of your employer’s plan, death benefits under CREF contracts are payable to the beneficiaries you name. When you purchase your annuity contract, you name one or more beneficiaries to receive the death benefit if you die. You can generally change your beneficiaries any time before you die, and, unless you instruct otherwise, your annuity partner can do the same after your death.

Amount of death benefit

If you die during the accumulation period, the death benefit is the amount of your accumulation. If you and your annuity partner die during the annuity period while payments are still due under a fixed-period annuity or for the remainder of a

98     Prospectus  ■  College Retirement Equities Fund

guaranteed period, the death benefit is the present value, based on a specified effective annual interest rate, of the unit annuity payments due for the remainder of the period.

Payment of death benefit

To authorize payment and pay a death benefit, we must have received all necessary forms and documentation (in good order), including proof of death and the selection of the method of payment.

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on participants, insureds, beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Participants are urged to keep their own, as well as their insureds’, beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and Social Security numbers. Such updates should be communicated in writing to TIAA at P.O. Box 1259, Charlotte, NC 28201, by calling our Automated Telephone Service (24 hours a day) at 800-842-2252, or via www.tiaa.org.

Methods of payment of death benefits

Generally, you can choose for your beneficiary the method we will use to pay the death benefit, but few participants do this. If you choose a payment method, you can also prevent your beneficiaries from changing it. Most people leave the choice to their beneficiaries. We can prevent any choice if its initial payment is less than $25. If your beneficiary does not specifically instruct us to start paying death benefits within a year of your death, we may start making payments to them over five years using the fixed-period annuity method of payment.

Payments during accumulation period

Currently, the available methods of payment for death benefits from funds in the accumulation period are:

• Single-Sum Payment, in which the entire death benefit is paid to your beneficiary at once;

• One-Life Annuity With or Without Guaranteed Period, in which the death benefit is paid for the life of the beneficiary or through the guaranteed period;

• Annuity for a Fixed Period of 5 to 30 years (not available under Retirement Choice and Retirement Choice Plus contracts or IRA contracts that are issued or opened on or after October 11, 2010), in which the death benefit is paid for a fixed period;

• Accumulation-Unit Deposit Option, which pays a lump sum at the end of a fixed period, ordinarily two to five years, during which period the value of the

College Retirement Equities Fund  ■  Prospectus     99

accumulation units deposited may vary based on the performance of the relevant Accounts (generally $5,000 minimum death benefit value) (this option is not available under all contracts); and

• Minimum Distribution Payments, in which the beneficiary can elect to have payments made automatically in the amounts necessary to satisfy the Internal Revenue Code’s minimum distribution requirements. It is possible under this method that your beneficiary will not receive income for life.

Death benefits are usually paid monthly (unless you chose a single-sum method of payment), but your beneficiary can switch them to quarterly, semiannual or annual payments. Note that for Retirement Choice and Retirement Choice Plus contracts, and for IRA contracts that are issued or opened on or after October 11, 2010, beneficiaries may only receive either a single-sum payment or a one-life annuity (with or without a guaranteed benefit in the plan).

Payments during annuity period

If you and your annuity partner die during the annuity period, your beneficiary can choose to receive any remaining guaranteed periodic payments due under your contract. Alternatively, your beneficiary can choose to receive the commuted value of those payments in a single sum unless you have indicated otherwise. The amount of the commuted value will be different from the total of the periodic payments that would otherwise be paid.

Ordinarily, death benefits are subject to federal tax. If taken as a lump sum, death benefits would be taxed like complete withdrawals. If taken as annuity benefits, the death benefit would be taxed like annuity payments. For more information, see the discussion under “Taxes” below, and the SAI.

Your spouse’s rights to death benefits

In general, your choice of beneficiary for death benefits may, in some cases, be subject to the consent of your spouse. Similarly, if you are married at the time of your death, federal law may generally require a portion of the death benefit be paid to your spouse even if you have named someone else as beneficiary. If you die without having named any beneficiary, any portion of your death benefit not payable to your spouse will generally go to your estate unless your employer’s plan provides otherwise.

If you are married, and all or part of your accumulation is attributable to contributions made under:

A) an employer plan subject to ERISA; or

B) an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your rights to choose certain benefits are restricted by the rights of your spouse to benefits as follows:

100     Prospectus  ■  College Retirement Equities Fund

• Spouse’s survivor retirement benefit. If you are married on your annuity starting date, your income benefit must be paid under a two-life annuity with your spouse as second annuitant.

• Spouse’s survivor death benefit. If you die before your annuity starting date and your spouse survives you, the payment of the death benefit to your named beneficiary may be subject to your spouse’s right to receive a death benefit. Under an employer plan subject to ERISA, your spouse has the right to a death benefit of at least 50% of any part of your accumulation attributable to contributions made under such a plan. Under an employer plan not subject to ERISA, your spouse may have the right to a death benefit in the amount stipulated in the plan.

Your spouse may consent to a waiver of his or her rights to these benefits.

Waiver of spouse’s rights to death benefits

If you are married, and all or part of your accumulation is attributable to contributions made under:

A) an employer plan subject to ERISA; or

B) an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your spouse must consent to a waiver of his or her rights to survivor benefits before you can choose:

• an income option other than a two-life annuity with your spouse as second annuitant; or

• beneficiaries who are not your spouse for more than the percentage of the death benefit allowed by the employer plan; or

• a lump-sum benefit.

In order to waive the rights to spousal survivor benefits, we must receive, in a form satisfactory to us, your spouse’s consent, or a satisfactory verification that your spouse cannot be located. A waiver of rights with respect to an income option or a lump-sum benefit or withdrawal must be made in accordance with the IRC and ERISA, or the applicable provisions of your employer plan. A waiver of the survivor death benefit may not be effective if it is made prior to the earlier of the plan year in which you reach age 35 or your severance from employment of your employer.

Verification of your marital status may be required, in a form satisfactory to us, for purposes of establishing your spouse’s rights to benefits or a waiver of these rights. (For more information about the definition of a “spouse,” see “Taxes—Definition of Spouse under Federal Law.”) You may revoke a waiver of your spouse’s rights to benefits at any time during your lifetime and before the annuity starting date. Your spouse may not revoke a consent to a waiver after the consent has been given.

College Retirement Equities Fund  ■  Prospectus     101

Information from TIAA: TIAA plan pricing and employer plan fees

TIAA provides recordkeeping and other plan-related services for many retirement plans and their participants investing in the CREF Accounts. An employer that sponsors a retirement plan typically agrees with TIAA on the services to be provided and a total price for providing these services to the plan and its participants. TIAA plan pricing arrangements can affect the overall costs of retirement investing for employers and participants. TIAA plan pricing arrangements are not reflected in the CREF Account expenses described in this Prospectus, and may result in compensation to TIAA that is more or less than TIAA’s cost associated with services for any plan. The details of TIAA plan pricing arrangements are the sole responsibility of TIAA and the employer and are not reflected in this Prospectus. For additional information, call TIAA at 800-842-2252.

Your employer may, in accordance with the terms of your plan, instruct TIAA to withdraw amounts from your accumulations under your Retirement Choice or Retirement Choice Plus contract, and, if your certificate so provides, on your GRA, GSRA, or GA contract, to, among other things, meet the total plan price agreed to by TIAA and your employer for recordkeeping and other plan-related services. TIAA also reserves, in accordance with its procedures, the right to suspend or reinstate the employer’s instruction for a plan to make such withdrawals. The amount and the effective date of an employer plan fee withdrawal will be in accordance with the terms of your plan. Withdrawals are effected by TIAA solely at the instruction of the employer sponsoring the retirement plan, and a withdrawal cannot be revoked after its effective date under the plan.

Taxes

The following discussion is based on current federal income tax laws under the IRC, and the relevant regulations issued by the Department of the Treasury. This section is for general informational purposes only, and it does not cover every situation. You should consult a qualified tax professional for advice before executing any transaction involving a contract.

During the accumulation period, premiums paid in before-tax dollars, employer contributions and earnings attributable to these amounts are not taxed until they are withdrawn. Annuity payments, single-sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. When withdrawn, premiums paid in after-tax dollars are not taxable, but earnings attributable to these amounts are taxable unless those amounts are contributed as Roth IRA contributions or Roth after-tax contributions to a 401(a), 403(b) or governmental 457(b) plan and certain criteria are met before the amounts (and income on the amounts) are withdrawn. Death benefits are usually also subject to federal estate and state estate or inheritance taxation.

Generally, transfers between qualified retirement plans and between 403(b) plans are not taxed. Transfers among the Accounts also are not taxed.

102     Prospectus  ■  College Retirement Equities Fund

Federal tax law permits only one tax-deferred rollover between IRAs of distributions taken in a 12 month period. The IRS had previously interpreted that restriction to apply separately to each IRA owned by an individual. However, Announcements 2014-15 and 2014-32 provide that the 12 month restriction period applies to all of the taxpayer’s IRAs, regardless of type. Please consult your qualified tax advisor for more information before making any IRA rollover.

Generally, contributions you can make under an employer’s plan are limited by federal tax laws. Employee voluntary salary reduction contributions and Roth after-tax contributions to 403(b) and 401(k) plans are limited, collectively, to $18,500 per year ($24,500 per year if you are age 50 or older). Certain long-term employees may be able to defer additional amounts in a 403(b) plan. Contributions to Traditional IRAs and Roth IRAs, other than rollover contributions, cannot generally exceed $5,500 per year ($6,500 per year if you are age 50 or older). Please contact your qualified tax advisor for more information on contribution limits based on your individual tax situation.

The maximum contribution limit to a 457(b) non-qualified deferred compensation plan for employees of state and local governments is the lesser of $18,500 ($24,500 if you are age 50 or older) or 100% of “includable compensation” (as defined by law) reduced by the amount of other elective deferrals that the participant made for that year. Special catch-up rules may permit a higher contribution in one or more of the last three years prior to an individual’s normal retirement age under the plan.

Note that the dollar amounts listed above are for 2018; different dollar limits may apply in future years. For more information on your specific maximum contribution limit, you should consult your qualified tax advisor.

Early Distributions: If you want to withdraw funds or begin receiving income from any 401(a), 403(a) or 403(b) retirement plan or an IRA before you reach age 59½, you may have to pay an additional 10% early distribution tax on the taxable amount in addition to applicable federal and state income taxes. In general, however, there is no early distribution penalty on distributions from 401(a), 403(a) or 403(b) retirement plans or an IRA (1) made on or after the taxpayer reaches age 59½; (2) made on or after the death of the contract owner; (3) attributable to the taxpayer’s becoming disabled; or (4) made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.

Roth IRA distributions that do not meet the definition of a “qualified distribution” under the Code are includible in gross income, and may be subject to the 10% early distribution tax. The rules concerning Roth IRA distributions are complex; you should consult with your qualified tax advisor for more information.

Minimum Distribution Requirements: In most cases, payments from qualified contracts (RMD) must begin by April 1 of the year after the year you reach age 70½, or retirement, if later. Other minimum distribution requirements apply to

College Retirement Equities Fund  ■  Prospectus     103

beneficiaries of deceased participants. For CREF Traditional IRAs, and with respect to 5% or more owners of the business covered by a Keogh plan, RMD must begin by April 1 of the year after you reach age 70½. Under the terms of certain retirement plans, the plan administrator may direct CREF to make the RMD required by law even if you do not elect to receive them. In addition, if you do not begin RMD on time, you may be subject to a 50% excise tax on the amount you should have received but did not. You may avoid paying tax on RMD amounts taken after you reach age 70½ and on any additional IRA distributions (up to a combined limit of $100,000) by instructing CREF to pay that money directly to a qualifying charity and claiming a qualified charitable distribution on your federal income tax return. Roth IRAs are generally not subject to RMD during your lifetime. You are responsible for requesting distributions that comply with the minimum distribution rules. Please consult your tax advisor for more information.

Withholding on Distributions: If CREF pays an “eligible rollover” distribution directly to you, federal law requires CREF to withhold 20% from the taxable portion. On the other hand, if CREF rolls over such a distribution directly to an IRA or employer plan, CREF does not withhold any federal income tax. The 20% mandatory withholding also does not apply to certain types of distributions that are not considered eligible rollovers, such as payments from IRAs, lifetime annuity payments or minimum distribution payments.

For the taxable portion of non-eligible rollover distributions, CREF will usually withhold federal income taxes unless you instruct CREF not to do so, and you are eligible to opt out of withholding. However, if you tell CREF not to withhold but it does not have the appropriate withholding election certificate on file, then CREF is still required to withhold taxes on the distribution. These rules also apply to distributions from governmental 457(b) plans. In general, all amounts received under a private 457(b) plan are taxable and are subject to federal income tax withholding as wages. Nonresident aliens who pay U.S. taxes are subject to different withholding rules.

Premium Taxes: Some states, Puerto Rico and the District of Columbia assess premium taxes on the premiums paid under the contract. We will deduct the total amount of premium taxes, if any, from your accumulation based on current state insurance laws, subject to the provisions of your contract, and our status in the state. Generally, where charged the premium taxes on qualified contracts range from 0.5% to 1.0% depending on the state (2% for Puerto Rico).

Special rules for After-Tax Retirement Annuities

If you paid premiums directly to an RA and the premiums are not subject to your employer’s retirement plan, or if you have been issued an ATRA contract, then the following general discussion describes CREF’s understanding of current federal income tax law that applies to these accumulations. This discussion does not apply to premiums paid on your behalf under the terms of your employer’s retirement

104     Prospectus  ■  College Retirement Equities Fund

plan. It also does not cover every situation and does not address all possible circumstances.

In General: These annuities are generally not taxed until distributions occur. When distributions occur, they are taxed as follows:

• Withdrawals, including withdrawals of the entire accumulation under the contract, are generally taxed as ordinary income to the extent that the contract’s value is more than your investment in the contract (i.e., what you have paid into it).

• Annuity payments are generally treated in part as taxable ordinary income and in part as non-taxable recovery of your investment in the contract until you recover all of your investment in the contract. After that, annuity payments are taxable in full as ordinary income.

Required Distributions: In general, if you die after you start your annuity payments but before the entire interest in the annuity contract has been distributed, the remaining portion must be distributed at least as quickly as under the method in effect on the date of your death. If you die before your annuity payments begin, the entire interest in your annuity contract generally must be distributed within five years after your death, or be used to provide payments that begin within one year of your death and that will be made for the life of your designated beneficiary or for a period not extending beyond the life expectancy of your designated beneficiary. CREF has issued an endorsement to your contract that clarifies the wording in provisions concerning required distributions. The “designated beneficiary” refers to a natural person you designate and to whom ownership of the contract passes because of your death. However, if the designated beneficiary is your surviving spouse, your surviving spouse can continue the annuity contract as the new owner.

Death Benefit Proceeds: Death benefit proceeds are taxed like withdrawals of the entire accumulation in the contract if distributed in a single sum and are taxed like annuity payments if distributed as annuity payments. Your beneficiary may be required to take death benefit proceeds within a certain time period.

Penalty Tax on Certain Distributions: You may have to pay a penalty tax (10% of the amount treated as taxable income) on distributions you take prior to age 59½. In general, however, there is no penalty on distributions (1) made on or after the taxpayer reaches age 59½, (2) made on or after the death of the contract owner, (3) attributable to the taxpayer’s becoming disabled, or (4) made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You should consult a tax advisor for information about those exceptions.

Medicare Tax. Distributions from after-tax contracts (such as ATRA contracts) may be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (i.e., earnings) to individuals

College Retirement Equities Fund  ■  Prospectus     105

whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

Withholding: Annuity distributions are generally subject to federal income tax withholding but most recipients can usually elect not to have the tax withheld. Unnecessary withholdings, delays in payment while we attempt to verify information and other adverse tax and financial consequences may result if you or your beneficiary do not provide us with a valid Social Security number or other taxpayer identification number, or if the taxpayer fails to properly complete and execute tax-related forms and certifications required for us to process distributions and administer your contract.

Certain Designations or Exchanges: Designating an annuitant, payee or other beneficiary, or exchanging a contract may have tax consequences that should be discussed with a tax advisor before you engage in any of these transactions.

Multiple Contracts: All non-qualified deferred annuity contracts issued by CREF and certain of its affiliates to the same owner during a calendar year must generally be treated as a single contract in determining when and how much income is taxable and how much income is subject to the 10% penalty tax (see above).

Diversification Requirements: The investments of each Account must be “adequately diversified” in order for the ATRA Contracts to be treated as annuity contracts for federal income tax purposes. It is intended that each Account (other than the Inflation-Linked Bond Account) will satisfy these diversification requirements. We believe that the CREF Money Market Account is exempt from otherwise applicable diversification testing under the safe harbor for “government money market funds,” as provided in IRS Notice 2016-32. There are restrictions on the investment choices of contracts in the Inflation-Linked Bond Account; see the discussion below under “Tax consequences of allocating to the CREF Inflation-Linked Bond Account under a CREF annuity for self-remitted non-qualified funds.”

Owner Control: In certain circumstances, owners of non-qualified variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. While CREF believes that the ATRA Contracts do not give you investment control over assets in the Accounts or any other separate account underlying your ATRA Contract, CREF reserves the right to modify the ATRA Contracts as necessary to prevent you from being treated as an owner of the assets in an Account.

Premium Taxes: Some states assess premium taxes on the premiums paid under the contract. We will deduct the total amount of premium taxes, if any, from your accumulation based on current state insurance laws, subject to the provisions of your contract, and our status in the state. Generally, where charged the premium taxes range from 1% to 3.5% depending on the state.

106     Prospectus  ■  College Retirement Equities Fund

Federal estate, gift and generation-skipping transfer taxes

While no attempt is being made to discuss the federal estate tax implications of any contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump-sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS. For 2018, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $11.2 million and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Special rules for withdrawals to pay advisory fees

If you have arranged for us to pay advisory fees to your financial adviser from your accumulations, those partial withdrawals generally will not be treated as taxable distributions as long as:

• the payment is for expenses that are ordinary and necessary;

• the payment is made from a Section 401 or 403 retirement plan or an IRA;

• your financial adviser’s payment is only made from the accumulations in your retirement plan or IRA, as applicable, and not directly by you or anyone else, under the agreement with your financial adviser; and

• once advisory fees begin to be paid from your retirement plan, you continue to pay those fees solely from your plan or IRA, as applicable, and not from any other source.

However, withdrawals to pay advisory fees to your financial adviser from your accumulations under an ATRA Contract will be treated as taxable distributions.

Residents of Puerto Rico

The IRS has announced that income received by residents of Puerto Rico is U.S.-source income that is generally subject to United States federal income tax.

Annuity purchases by non-resident aliens and foreign corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers who are U.S. citizens or

College Retirement Equities Fund  ■  Prospectus     107

residents. Purchasers who are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S., state and foreign taxation with respect to an annuity contract purchase.

Foreign tax credits

CREF may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

Tax consequences of allocating to the CREF Inflation-Linked Bond Account under a CREF annuity for self-remitted non-qualified funds

If you have a CREF contract which was set up only to receive self-remitted non-qualified funds (i.e., money that is not part of a pension plan that you remit to CREF directly) and you allocate any such funds to the CREF Inflation-Linked Bond Account, then earnings, if any, on your total accumulation under the contract are not eligible for tax deferral. Therefore, you may be required to pay taxes on such earnings when you allocate funds under the contract to the Inflation-Linked Bond Account.

Other tax consequences

Definition of Spouse under Federal Law. A person who meets the definition of “spouse” under federal law, may avail themselves to certain rights and benefits under the contract. Any right of a spouse that is made available to continue the contract and all contract provisions relating to spouses and spousal continuation are available only to a person who meets the definition of “spouse” under federal law. IRS guidance provides that civil unions and domestic partnerships that may be recognized under state law are not marriages unless denominated as such. Consult a qualified tax advisor for more information on this subject.

Enacted tax legislation. On December 22, 2017, H.R. 1 was enacted into law as P.L. 115-77 (popularly known as the “Tax Cuts and Jobs Act”), permanently cutting the corporate tax rate from 35% to 21%, temporarily reducing individual tax rates and providing a partial deduction for certain income earned by pass-through entities until 2026, while making fundamental changes to the taxation of foreign persons and income. To broaden the income tax base to pay for the rate cuts and pass-through income deduction, many corporate deductions have been eliminated or modified and many individual deductions suspended until 2026. With most provisions effective on January 1, 2018 the Joint Committee on Taxation (JCT) estimates that the Act will increase the federal deficit by approximately $1.5 trillion over 10 years. The JCT also estimates that the Act will result in some economic growth over the same period. While the Act is expected

108     Prospectus  ■  College Retirement Equities Fund

to have effects on the economy that will impact interest rates and investment performance, we cannot predict those effects. You should discuss the possibility of such impacts with your financial adviser.

The individual provisions of the Act may impact your personal tax situation, including the benefit of tax-deferral. However, we have not identified any provisions of the Act that would diminish the favorable tax treatment that annuity contract owners currently receive. You should discuss the impact of the Act on your personal tax situation with your tax adviser.

Possible Tax Law Changes. There is always the possibility that the tax treatment of your contract could change by legislation or otherwise. However, the timing and nature of legislative changes is uncertain. Consult a tax advisor with respect to legislative developments and their effect on your contract. We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

Important transaction information

Customer Complaints: Customer complaints may be directed to TIAA Customer Care, P.O. Box 1259, Charlotte, NC 28201-1259, telephone 800-842-2252.

Choices and Changes: You may have to make certain choices or changes (e.g., changing your income option, making a cash withdrawal) by written notice in good order satisfactory to us and received at our home office or at some other location that has been specifically designated for that purpose. When we receive a notice of a change in beneficiary or other person named to receive payments, we will execute the change as of the date it was signed, even if the signer has died in the meantime. We will execute all other changes as of the date received in good order.

Telephone and Internet Transactions: You can use our Automated Telephone Service (ATS) or the TIAA Web Center’s account access feature to check your account balances, transfer between Accounts or to TIAA, and allocate future premiums among the Accounts and funds available to you through TIAA and CREF. For the ATS, you will be asked to enter your Social Security number and password. For the Web Center, you will be asked to enter your user identification, password and the answer to your security question. (You can establish a PIN by calling us.) Both will lead you through the transaction process and we will use reasonable procedures to confirm that instructions given are genuine. If we use such procedures, we are not responsible for incorrect or fraudulent transactions. All transactions made over the ATS and Internet are electronically recorded.

To use the ATS, you need a touch-tone telephone. The toll-free number for the ATS is 800-842-2252. To use the Internet, go to the account access feature of the TIAA Web Center at www.tiaa.org.

College Retirement Equities Fund  ■  Prospectus     109

We can suspend or terminate your ability to transact by Internet or telephone at any time, for any reason.

Your Voting Rights: Generally, as a participant in an Account, you can vote to elect CREF Trustees, on any change in investment objective and fundamental investment policies and on any other matter requiring a participant vote. You will have the right to vote based on the value of accumulation units credited to your account on the record date for the vote in question. With respect to matters that affect only one or more particular class(es) of CREF, only participants holding units of such class(es) have the right to vote on such matters.

Electronic Prospectuses: If you received this Prospectus electronically and would like a paper copy, please call 877-518-9161 and one will be sent to you.

Assigning Your Contract: Generally, neither you nor your beneficiaries can assign ownership of a CREF contract to someone else.

Errors or Omissions: We reserve the right to correct any errors or omissions on any form, report or statement that is sent to you.

GA (Group Annuity) Contracts: If a GA contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits and the timing of payments may be different, and are determined by your plan. Contact your employer or plan administrator for more information.

Texas Optional Retirement Program Participants: If you’re in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or all of your accumulation only if you retire, die or leave your job in the state’s public institutions of higher education.

Householding: To lower expenses and eliminate duplicate documents sent to your home, CREF will mail only one copy of this Prospectus and other required documents to your household, even if more than one participant lives there. If you would prefer to continue to receive your own copy of any document, write or call CREF at 877-518-9161.

Distribution: The distributor of CREF contracts is Services, which is registered with the SEC and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Teachers Personal Investors Services, Inc. (“TPIS”), also registered with the SEC and a member of FINRA, may also distribute CREF contracts on a limited basis. Services and TPIS are subsidiaries of TIAA. Their address is 730 Third Avenue, New York, NY 10017-3206. No commissions are paid for distribution of CREF contracts.

Additional information about index providers

Russell Indexes

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its

110     Prospectus  ■  College Retirement Equities Fund

licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

MSCI Indexes

The Accounts are not sponsored, endorsed, sold or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI index (collectively, the “MSCI parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by TCIM. None of the MSCI parties makes any representation or warranty, express or implied, to the issuer or owners of an account or any other person or entity regarding the advisability of investing in accounts generally or in the Accounts particularly or the ability of any MSCI index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI indexes which are determined, composed and calculated by MSCI without regard to the Accounts or the issuer or owners of the Accounts or any other person or entity. None of the MSCI parties has any obligation to take the needs of the issuer or owners of the Accounts or any other person or entity into consideration in determining, composing or calculating the MSCI indexes. None of the MSCI parties is responsible for or has participated in the determination of the timing of, prices at, or quantities of the Accounts to be issued or in the determination or calculation of the equation by or the consideration into which an account is redeemable. Further, none of the MSCI parties has any obligation or liability to the issuer or owners of the Accounts or any other person or entity in connection with the administration, marketing or offering of the Accounts.

although msci shall obtain information for inclusion in or for use in the calculation of the msci indexes from sources that msci considers reliable, none of the msci parties warrants or guarantees the originality, accuracy and/or the completeness of any msci index or any data included therein. none of the msci parties makes any warranty, express or implied, as to results to be obtained by the issuer of the fund, owners of the fund, or any other person or entity, from the use of any msci index or any data included therein. none of the msci parties shall have any liability for any errors, omissions or interruptions of or in connection with any msci index or any data included therein. further, none of the msci parties makes any express or implied warranties of any kind, and the msci parties hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each msci index and any data included therein. without limiting any of the foregoing, in no event shall any of the msci parties have any liability for any direct, indirect,

College Retirement Equities Fund  ■  Prospectus     111

special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

No purchaser, seller or holder of this security, product or Fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

Bloomberg Barclays Indexes

Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Morningstar Indexes

©2018 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

112     Prospectus  ■  College Retirement Equities Fund

Additional information about CREF and the Board of Trustees

A member of the Board of Trustees of CREF (each, a “Trustee, and collectively, the “Trustees”) who is not an “interested person” of CREF for purposes of the 1940 Act is deemed to be independent and disinterested when taking action as a Trustee. The Trustees oversee the management of CREF and each of the Accounts on behalf of CREF, and not on behalf of individual participants in CREF. The Trustees, on behalf of CREF, approve service agreements with TCIM and certain other service providers in order to procure necessary or desirable services on behalf of CREF and the Accounts. Participants are not third-party beneficiaries of such service agreements. Neither this Prospectus nor any other communication from or on behalf of CREF creates a contract between a participant of an Account and CREF, the Accounts and/or the Trustees. The Trustees and CREF management may amend this Prospectus and interpret the investment objective, policies and restrictions applicable to any Account without participant input or approval, except as otherwise provided by law or as disclosed by CREF.

College Retirement Equities Fund  ■  Prospectus     113

Table of contents for the
Statement of Additional Information

CREF and its operations 2

Investment restrictions 2

Investment policies and
risk considerations 4

Portfolio turnover 26

Valuation of assets 27

Disclosure of portfolio holdings 29

Management of CREF 31

Proxy voting policies 39

Investment advisory and
related services 39

Personal trading policy 42

Information about the Accounts’
portfolio management 42

Brokerage allocation 46

Accumulation unit values 49

Periodic reports 50

Voting rights 50

General matters 51

State regulation 51

Legal matters 52

Experts 52

Federal income taxes 52

Additional information 54

Financial statements 54

Appendix A: TIAA-CREF policy
statement on corporate governance
as of February 2012 56

114     Prospectus  ■  College Retirement Equities Fund

[This page intentionally left blank.]

[This page intentionally left blank.]

[This page intentionally left blank.]

[This page intentionally left blank.]

[This page intentionally left blank.]

How to reach us

By mail

Send all notices, forms, requests or payments to:

TIAA
P.O. Box 1259
Charlotte, NC 28201

TIAA website

Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

TIAA.org
24 hours a day, 7 days a week

Automated telephone service

Check account performance and accumulation balances, change allocations, transfer funds and verify credited premiums

800-842-2252
24 hours a day, 7 days a week

National Contact Center

Retirement saving and planning, income options and payments, beneficiary services and tax reporting

800-842-2252
8 a.m. to 10 p.m. (ET), Monday–Friday
9 a.m. to 6 p.m. (ET), Saturday

Planning and service center

TIAA-CREF mutual funds

800-223-1200
8 a.m. to 10 p.m. (ET), Monday–Friday

Insurance planning center

After-tax annuities and life insurance

For an existing policy or contract

800-223-1200

To apply for a new policy or contract

877-825-0411
8 a.m. to 8 p.m. (ET), Monday–Friday

For the hearing- or speech-impaired

800-842-2755
8 a.m. to 10 p.m. (ET), Monday–Friday
9 a.m. to 6 p.m. (ET), Saturday

TIAA Brokerage Services

Self-directed brokerage accounts for investing in stocks, bonds and mutual funds

800-927-3059
8 a.m. to 7 p.m. (ET), Monday–Friday

TIAA-CREF Tuition Financing, Inc.

Tuition financing programs

888-381-8283
8 a.m. to 8 p.m. (ET), Monday–Friday

Advisor services

888-842-0318
8 a.m. to 7:30 p.m. (ET), Monday–Friday

©2018 Teachers Insurance and Annuity Association of America–College Retirement
Equities Fund, 730 Third Avenue, New York, NY 10017-3206

Printed on paper containing recycled fiber	A10849 (5/18)

Statement of Additional Information

Individual, Group and Tax-Deferred Variable Annuities

Issued by

College Retirement Equities Fund

MAY 1, 2018

Tickers by Class
Account Name	Class R1	Class R2	Class R3
Stock Account	QCSTRX	QCSTPX	QCSTIX
Global Equities Account	QCGLRX	QCGLPX	QCGLIX
Growth Account	QCGRRX	QCGRPX	QCGRIX
Equity Index Account	QCEQRX	QCEQPX	QCEQIX
Bond Market Account	QCBMRX	QCBMPX	QCBMIX
Inflation-Linked Bond Account	QCILRX	QCILPX	QCILIX
Social Choice Account	QCSCRX	QCSCPX	QCSCIX
Money Market Account	QCMMRX	QCMMPX	QCMMIX

This Statement of Additional Information (“SAI”) contains additional information that you should consider before investing in any of the variable annuity contracts or certificates (the “contracts”) of the College Retirement Equities Fund (“CREF”). The current prospectus dated May 1, 2018 with respect to the contracts (the “Prospectus”) is available without charge upon written or oral request to College Retirement Equities Fund, 730 Third Avenue, New York, NY 10017-3206, Attention: Imaging Services; Telephone 877-518-9161. Capitalized or defined terms used in the Prospectus are incorporated into this SAI.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS DATED MAY 1, 2018.

Table of contents

CREF and its operations 2

Investment restrictions 2

Investment policies and risk considerations 4

Portfolio turnover 26

Valuation of assets 27

Disclosure of portfolio holdings 29

Management of CREF 31

Proxy voting policies 39

Investment advisory and related services 39

Personal trading policy 42

Information about the Accounts’ portfolio management 42

Brokerage allocation 46

Accumulation unit values 49

Periodic reports 50

Voting rights 50

General matters 51

State regulation 51

Legal matters 52

Experts 52

Federal income taxes 52

Additional information 54

Financial statements 54

Appendix A: TIAA-CREF policy statement on corporate governance as of February 2012 56

CREF and its operations

CREF is unlike most other companies that offer variable annuities. Usually variable annuities are issued by insurance companies through segregated asset accounts called “separate accounts.” The insurance company performs administration and other services for the separate account and, for a fee, assumes certain mortality and expense risks. In contrast, CREF is legally independent from any insurance company, including Teachers Insurance and Annuity Association (“TIAA”), its companion organization. Investment advisory, distribution and administrative services are provided for CREF under agreements with TIAA or its affiliates.

CREF is a diversified, open-end management investment company that issues variable annuity contracts to residents of all 50 states, the District of Columbia, Puerto Rico, U.S. territories and foreign countries. CREF is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). CREF is also subject to the Not-For-Profit Corporation Law of New York and to regulation by the New York Department of Financial Services (“NYDFS”) and insurance departments (as an insurance company) in several other jurisdictions.

Among the expenses which CREF deducts from the net assets of each Account each valuation day are expenses for investment management, administration and distribution services. TIAA or subsidiaries of TIAA provide or arrange for the provision of these services for CREF on an “at cost” basis by TIAA and its affiliates. Each Account currently issues three classes of units: Class R1, Class R2 and Class R3. There are differences among the fees and expenses associated with each class such as different administrative and distribution expenses. Prior to April 24, 2015, CREF offered only one class, which became Class R1 on that date. Consequently, historical information in this SAI that refers to Class R1 of an Account reflects information about the entire Account.

CREF’s estimated annual expenses, which appear in its Prospectus, reflect estimates of the amounts that we currently expect to deduct to approximate the costs that CREF will incur from May 1, 2018 through April 30, 2019. Actual expenses may be higher or lower. After the end of every quarter, CREF reconciles the amount deducted from each class of an Account with the expenses the class of the Account actually incurred and, if there is a difference, it is added to or deducted from the class of the Account in equal daily installments over the remaining days of the quarter, provided that material differences may be repaid in the current calendar quarter, in accordance with accounting principles generally accepted in the United States of America (GAAP). CREF’s at cost deductions are based on projections of overall expenses and the assets of each class of an Account, and the size of any adjusting payments will be directly affected by how different the projections are from a class of an Account’s actual assets or expenses.

Investment restrictions

Pursuant to CREF’s Charter (the “Charter”), none of the investment funds (the “Accounts”) will invest in any common stocks or shares of any corporation, joint stock association or business trust in an amount in excess of a specified percentage, not to exceed 10% (except with the approval of the NYDFS) of voting shares of such entity, that would cause such entity to be controlled by, or become a subsidiary of, CREF as defined in New York insurance law, although this restriction will not apply to investment in an entity formed or acquired by CREF for a lawful business purpose. This restriction cannot be changed without an amendment to the Charter. (The Charter may be amended only by the action of CREF’s Overseers and only if the NYDFS certifies the amendment as lawful and equitable.)

2     Statement of Additional Information  ■  College Retirement Equities Fund

The following restrictions, not set forth in CREF’s Charter, are fundamental policies with respect to the Accounts and may not be changed without the approval of a majority of the outstanding voting securities, as that term is defined under the 1940 Act, in the affected Account:

1. None of the Accounts will issue senior securities (the issuance and sales of options and futures not being considered the issuance of senior securities);

2. Neither the Stock nor the Money Market Account will make short sales, except when the Account has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as the Account is in a short position;

3. The Stock, Global Equities, Bond Market, Social Choice and Money Market Accounts will not borrow money, except: (a) they may purchase securities on margin, as described in restriction 12 below; and (b) from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not in excess of 10% of the value of the Account’s total assets, taken at market value at the time of borrowing. The Growth, Equity Index and Inflation-Linked Bond Accounts will not borrow money, except: (a) they may purchase securities on margin, as described in restriction 12 below; and (b) (i) from banks only in amounts not in excess of 33¹/3% of the Account’s total assets taken at market value at the time of borrowing, or (ii) for temporary purposes in an amount not exceeding 5% of the Account’s total assets taken at market value at the time of borrowing. Money may be temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for an Account; nevertheless, any bank borrowings by an Account may, depending on market conditions, affect investment returns;

4. None of the Accounts will underwrite the securities of other companies, except as it may be deemed to do so in a sale of restricted portfolio securities;

5. None of the Accounts will, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer (including repurchase agreements with any one primary dealer) other than securities issued or guaranteed by the United States Government, or its agencies or instrumentalities;

6. None of the Accounts will, with respect to at least 75% of the value of its total assets, purchase more than 10% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

7. None of the Accounts will make an investment in an industry if after giving effect to that investment the Account’s holding in that industry would exceed 25% of the Account’s total assets—this restriction, however, does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, and, with respect to the Money Market Account, to certificates of deposit, or securities issued or guaranteed by domestic banks and branches of domestic banks and savings and loan associations and savings banks; utilities will be divided according to their services (so that, for example, gas distribution and transmission, electric and telephone each will be considered a separate industry);

8. The Stock, Global Equities, Growth, Equity Index and Money Market Accounts will not purchase real estate or mortgages directly, although the Bond Market, Inflation-Linked Bond and Social Choice Accounts may purchase or hold real estate or mortgages directly, subject to investment restriction 14 below (relating to illiquid investments); the Stock, Global Equities, Growth and Social Choice Accounts may, however, buy shares of real estate investment trusts listed on stock exchanges or reported on the NASDAQ system, and the Accounts may buy pass-through mortgage securities and securities collateralized by mortgages;

9. None of the Accounts will purchase commodities or commodities contracts, except to the extent futures are purchased as described herein;

10. None of the Accounts will invest more than 5% of its total assets in the securities of any one investment company; an Account may not own more than 3% of an investment company’s outstanding voting securities, and total holdings of investment company securities may not exceed 10% of the value of an Account’s total assets (the SEC staff takes the position that although certain issuers of collateralized mortgage obligations may be investment companies, an Account’s ability to acquire collateralized mortgage obligations of such issuers would not be subject to these restrictions);

11. None of the Accounts will make loans, except: (a) that the Stock and Money Market Accounts may make loans of portfolio securities (not exceeding 20% of the value of their total assets), and the Global Equities, Growth, Equity Index, Bond Market, Inflation-Linked Bond and Social Choice Accounts may make loans of portfolio securities not exceeding 33⅓% of the value of their total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least 102% of the market value of the loaned securities, or such lesser percentage as may be permitted by the NYDFS (not to fall below 100% of the market value of the loaned securities), as reviewed daily; (b) loans through entry into repurchase agreements (the purchase of publicly traded debt obligations not being considered the making of a loan); (c) to the extent authorized under the contracts, loans to Participants in amounts not greater than

College Retirement Equities Fund  ■  Statement of Additional Information     3

the value of their accumulations, to the extent permitted by law; (d) privately placed debt securities may be purchased; or (e) participation interests in loans, and similar investments, may be purchased;

12. None of the Accounts will purchase any security on margin (except that an Account may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities);

13. Neither the Stock nor the Money Market Account will purchase or sell options or futures except those listed on a domestic or foreign securities, options or commodities exchange; however, the Global Equities, Growth, Equity Index, Bond Market, Inflation-Linked Bond and Social Choice Accounts may purchase or sell options or futures that are not listed on an exchange; and

14. None of the Accounts will invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, and other illiquid investments, except that the Global Equities, Growth, Equity Index, Bond Market, Inflation-Linked Bond or Social Choice Accounts may invest to a greater extent in such investments if, and to the extent, permitted by law.

With the exception of percentage restrictions relating to borrowings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values in portfolio securities will not be considered a violation.

Each Account is considered to be diversified under the 1940 Act unless otherwise specified herein.

Investment policies and risk considerations

Credit facility

Borrowing and Lending Among Affiliates. Certain Accounts participate in an unsecured revolving credit facility for temporary or emergency purposes, including, without limitation, funding of participant redemptions that otherwise might require the untimely disposition of securities. Certain accounts or series of the TIAA-CREF Funds (“TCF”), TIAA-CREF Life Funds (“TCLF”) and TIAA Separate Account VA-1 (“VA-1”), each of which is managed by Teachers Advisors, LLC (“Advisors”), an affiliate of CREF’s investment adviser, TIAA-CREF Investment Management, LLC (“TCIM”), also participate in this credit facility. An annual commitment fee for the credit facility is borne by the participating funds and Accounts. Interest associated with any borrowing under the facility will be charged to the borrowing Accounts at rates that are based on a specified rate of interest.

If an Account borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes an Account to special risks, including greater fluctuations in accumulation unit value (“AUV”) in response to market changes.

Additionally, the SEC has granted an exemptive order (the “Order”) permitting the Accounts to participate in an inter-fund lending facility whereby the participating Accounts may directly lend to and borrow money from each other and certain other registered investment companies, as described below, for temporary purposes (e.g., to satisfy transfer or withdrawal requests or to cover unanticipated cash shortfalls) (the “Inter-Fund Program”). Certain accounts or series of TCF, TCLF and VA-1, each of which is managed by Advisors, an affiliate of TCIM, or an affiliate of Advisors, may also participate in the Inter-Fund Program, and each such account or series, as well as each Account, is considered to be a “Fund” for the purpose of the description of the Inter-Fund Program in this section.

The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that: (i) no Fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is available from a bank or other financial institution for a comparable transaction; (ii) no Fund may borrow on an unsecured basis through the Inter-Fund Program unless the Fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing Fund has a secured borrowing outstanding from any other lender, including but not limited to another Fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (iii) if a Fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the Fund may borrow through the inter-fund loan on a secured basis only; (iv) no Fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its current net assets at the time of the loan; (v) a Fund’s inter-fund loans to any one Fund shall not exceed 5% of the lending Fund’s net assets; (vi) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (vii) each inter-fund loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund. In addition, a Fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the Fund’s investment objective and investment policies, including the fundamental investment policies on borrowing and lending set forth above, and authorized by its portfolio manager(s).

Due to the Accounts’ fundamental investment policies, under the Inter-Fund Program, only certain Accounts are permitted to be borrowers (and only to a lesser extent than is permitted by the Order), and no Accounts are permitted to be lenders. The Board of Trustees has approved the Accounts’ participation in the Inter-Fund Program and is responsible for ongoing oversight of the Inter-Fund Program, as required by the Order.

4     Statement of Additional Information  ■  College Retirement Equities Fund

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with the Inter-Fund Program for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at a higher rate or take other actions to pay off such loan if an inter-fund loan is not available from another Fund. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs.

Temporary defensive positions

During periods when TCIM believes there are unstable market, economic, political or currency conditions domestically or abroad, TCIM may assume, on behalf of an Account, a temporary defensive posture and (1) without limitation, hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the Account’s assets will be invested by investing those assets in securities markets deemed by TCIM to be conservative in light of the Account’s investment objective and policies. Under normal circumstances, each Account may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the Account’s investment objective and policies and to meet operating expenses. To the extent that an Account holds cash or invests in money market instruments, it may not achieve its investment objective. Cash assets are generally not income-generating and would impact an Account’s performance.

Additional risks resulting from market events and government intervention in financial markets

During and after the 2008–2009 worldwide economic downturn the U.S. Government took a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Most significantly, the U.S. Government has enacted a broad-reaching new regulatory framework over the financial services industry and consumer credit markets, the potential impact of which on the value of portfolio holdings of an Account, CREF or TIAA (or their affiliates) is unknown. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations took and may continue to take actions that affect the regulation of certain portfolio holdings of an Account, the issuers thereof, CREF or TIAA (or their affiliates) in ways that are unforeseeable. Legislation or regulation may also change the way in which an Account itself is regulated. Such legislation or regulation could limit or preclude an Account’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of an Account’s portfolio holdings. Furthermore, volatile financial markets can expose an Account to greater market and liquidity risk and potential difficulty in valuing portfolio holdings. TCIM will monitor developments and seek to manage each Account in a manner consistent with achieving its investment objective, but there can be no assurance that TCIM will be successful in doing so.

The value of an Account’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which an Account invests. In the event of such a disturbance, issuers of securities held by an Account may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Illiquid Investments. The Board of Trustees has delegated certain responsibilities to TCIM for determining the value and liquidity of investments held by each Account. The Accounts may invest up to 15% of their total assets (10% of total assets in the case of the Money Market and Stock Accounts) (taken at current value) in investments that are not readily marketable or that may be deemed illiquid. Illiquid investments are those that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which an Account has valued the investment. Investments may be illiquid because of, among other factors, the absence of a trading market or distress in a trading market, making it difficult to value the investments or dispose of them promptly at the value at which they are carried. Investments in illiquid securities or holding securities that have become illiquid pose risks of potential delays in resale. Limitations on or delays in resale may have an adverse effect on the marketability of portfolio securities, and it may be difficult for the Accounts to dispose of illiquid securities promptly or to sell such securities for the value at which they are carried, if at all, or at any price within the desired time frame. The Accounts may receive distressed prices and incur higher transaction costs when selling illiquid securities. There is also a risk that unusually high redemption requests, including redemption requests from certain large shareholders (such as institutional investors), asset allocation changes, or other unusual market conditions may make it difficult for an Account to sell investments in sufficient time to allow it to meet redemptions. Redemption requests could require an Account to sell illiquid

College Retirement Equities Fund  ■  Statement of Additional Information     5

investments at reduced prices or under unfavorable conditions, which may negatively impact Account performance. In October 2016, the SEC adopted new regulations that may limit an Account’s ability to invest in illiquid and less liquid investments. These limitations may adversely affect an Account’s performance and ability to achieve its investment objective.

Restricted Securities. The Accounts may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”). From time to time, restricted securities can be considered illiquid. For example, they may be considered illiquid if they are not eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act. However, purchases by an Account of securities of foreign issuers offered and sold outside the United States may be considered liquid even though they are restricted.

Preferred Stock. The Accounts (other than the Money Market Account) can invest in preferred stock consistent with their investment objectives. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

Options and futures

The Accounts (other than the Money Market Account) may engage in options (puts and calls) and futures strategies to the extent permitted by the NYDFS and subject to SEC and Commodity Futures Trading Commission (“CFTC”) requirements. It is not the intention of the Accounts to use options and futures strategies in a speculative manner, but rather primarily as hedging techniques, for cash management purposes or to seek to increase total return. Options and futures transactions may increase an Account’s transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objective. None of the Accounts is required to hedge any investments.

Options. Options-related activities could include: (1) the sale of covered call option contracts and the purchase of call option contracts, including for the purpose of closing a purchase transaction; (2) buying covered put option contracts and selling put option contracts, including to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities, and buying similar call option contracts or selling put option contracts, including to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the Accounts may engage in other types of options transactions consistent with their investment objectives and policies and applicable law.

A call option is a short-term contract (generally for nine months or less) that gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the Account if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the Account risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

The Account may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that they had previously sold on that security. Depending on the premium for the call option purchased by an Account, the Account will realize a profit or loss on the transaction on that security.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, an Account, as the purchaser, pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case, the option would expire worthless and the entire premium would be lost.

The Account may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that they had previously bought on the security. Depending on the premium for the put option purchased by the Account, the Account would realize a profit or loss on the transaction.

6     Statement of Additional Information  ■  College Retirement Equities Fund

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor’s 500 Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of an Account’s portfolio of securities. To the extent that an Account’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration of TCIM before it deals in any option on behalf of an Account.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

Futures. To the extent permitted by applicable regulatory authorities, the Accounts (other than the Money Market Account) may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of the Account against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment which, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract.

By purchasing a futures contract—assuming a “long” position—TCIM will legally obligate an Account to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract—assuming a “short” position—TCIM will legally obligate an Account to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by an Account usually will be liquidated in this manner, an Account may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to an Account to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of the Stock, Global Equities, Growth, Equity Index, or Social Choice Accounts with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, TCIM may seek to protect the value of portfolio securities held by the Stock, Global Equities, Growth, Equity Index and Social Choice Accounts against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, TCIM can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the Account will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by an Account upon the purchase or sale of a futures contract. Initially, an Account will be required to deposit in a segregated account with the broker (futures commission merchant) carrying the futures account on behalf of the Account an amount of cash, U.S. Treasury securities, or other permissible assets equal to a percentage of the contract amount as determined by the clearinghouse. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to an Account upon termination of

College Retirement Equities Fund  ■  Statement of Additional Information     7

the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”

For example, when the Stock Account has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Account will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Stock Account has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Stock Account would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Account may elect to close the position by taking an opposite position that will operate to terminate the Account’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Stock Account, and the Account realizes a loss or a gain. The risks inherent in the purchase or sale of stock index futures are, in a general sense, similar to the risks inherent in the purchase or sale of bond index futures. A bond index assigns relative values to the bonds included in the index. The index fluctuates with changes in the market values of those bonds included, and the parties to the bond index futures contract agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. No physical delivery of the underlying bonds in the index is made.

There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. TCIM, on behalf of an Account, will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in TCIM’s judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the Account’s portfolio securities or instruments sought to be hedged.

Successful use of futures contracts for hedging purposes also is subject to TCIM’s ability to correctly predict movements in the direction of the market. For example, it is possible that where an Account has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Account’s portfolio may decline. If this occurred, the Account would lose money on the futures and also experience a decline in value in its portfolio investments. However, TCIM believes that over time the value of an Account’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged.

It also is possible that, for example, if an Account has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Account will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if an Account has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Account may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by TCIM still may not result in a successful hedging transaction over a very short time period.

The Accounts (other than the Money Market Account) may also use futures contracts, options on futures contracts and swaps to manage their cash flow more effectively. The Accounts have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder and, therefore, are not currently subject to registration or regulation as a commodity pool operator with regard to the Accounts. If the exclusion becomes unavailable, an Account may incur additional expenses.

Firm commitment agreements and purchase of “when-issued” securities

The Accounts can enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, an Account may purchase, for example, issues of fixed-income instruments on a “when-issued” basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the Accounts may invest in asset-backed securities on a delayed delivery basis. This reduces an Account’s risk of early repayment of principal, but exposes the Accounts to some additional risk that the transaction will not be consummated.

8     Statement of Additional Information  ■  College Retirement Equities Fund

When an Account enters into a firm commitment agreement, liability for the purchase price—and the rights and risks of ownership of the securities—accrues to the Account at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Account to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Account is obligated to purchase such securities, it will be required to segregate assets. See “Segregated accounts” below.

Debt instruments generally

A debt instrument held by an Account will be affected by general changes in interest rates that will, in turn, result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in an Account’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of an Account holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Account’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such an Account from the continuous issuance of its units will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Account’s current yield. In periods of rising interest rates, the opposite result can be expected to occur. Interest rate risk is generally heightened during periods when prevailing interest rates are low or negative and during such periods, an Account may not be able to maintain a positive yield or yields on par with historical levels.

The market for fixed-income instruments has consistently grown over the past three decades while the growth of capacity for traditional dealers to engage in fixed-income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of certain types of fixed-income instruments, and the ability of dealers to “make markets” in such instruments, are at or near historic lows in relation to market size. Because dealers acting as market makers provide stability to a market, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed-income markets. Such issues may be exacerbated during periods of economic uncertainty or market volatility.

Ratings as Investment Criteria. Nationally Recognized Statistical Ratings Organization (“NRSRO”) ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by TCIM as one of many criteria for the selection of portfolio securities on behalf of the Accounts, TCIM also relies upon its own analysis to evaluate potential investments.

Subsequent to its purchase by an Account, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Account. These events will not require the sale of the securities by an Account. However, TCIM will consider the event in its determination of whether the Account should continue to hold the securities. To the extent that a NRSRO’s rating changes as a result of a change in the NRSRO or its rating system, TCIM will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

Certain Investment-Grade Debt Obligations. Although obligations rated Baa by Moody’s or BBB by S&P are considered investment-grade, they may be viewed as being subject to greater risks than other investment-grade obligations. Obligations rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well, while obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest.

U.S. Government Debt Securities. The Accounts may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, any of the various institutions that previously were, or currently are, part of the Farm Credit System, including the National Bank for Cooperatives, the Farm Credit Banks and the Banks for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and District of Columbia Armory Board. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States. These U.S. Government securities present limited credit risk compared to other types of debt securities but are not free of risk. Other U.S. Government securities are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality, which are thus subject to a greater amount of credit risk than those supported by the full faith and credit of the United States. Still other U.S. Government securities are only supported by the credit of the issuing agency or instrumentality, which are subject to greater credit risk as compared to other U.S. Government securities. The maximum potential liability of the issuers of some U.S. Government securities may exceed then current resources, including any legal right to support from the U.S. Treasury. Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, or such agency’s or

College Retirement Equities Fund  ■  Statement of Additional Information     9

instrumentality’s securities, an Account only invests in U.S. Government securities when TCIM determines that the credit risk associated with the obligation is suitable for the Account.

It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee.

Uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling may increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, including those held by the Accounts. On one occasion, the long-term credit rating of the United States was downgraded by at least one leading rating agency as a result of disagreements within the U.S. Government over raising the debt ceiling to repay outstanding obligations. Similar situations in the future could result in higher interest rates, lower prices of U.S. Treasury securities and could increase the costs of various kinds of debt, which may adversely affect the Accounts.

Risks of Lower-Rated, Lower-Quality Debt Instruments. Lower-rated debt securities (i.e., those rated Ba or lower by Moody’s or BB or lower by S&P) are sometimes referred to as “high-yield” or “junk” bonds. Each of the Accounts (except for the Money Market Account) may invest in lower-rated debt securities. These securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities, and TCIM’s success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent an Account invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Account’s AUV. In addition, an Account may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

An Account may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and TCIM anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Accounts to obtain accurate market quotations for purposes of valuing their assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be fair valued using procedures approved by the Board of Trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there are less reliable objective data available.

Any debt instrument, no matter its initial rating, may, after purchase by an Account, have its rating lowered due to the deterioration of the issuer’s financial position. TCIM may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which TCIM compares them.

Lower-rated debt securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

It is possible that a major economic recession could adversely affect the market for lower-rated securities. Any such recession might severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

10     Statement of Additional Information  ■  College Retirement Equities Fund

The Accounts (other than the Money Market Account) may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. The Accounts may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities.

The Accounts may also acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. The Accounts have no arrangement with any person concerning the acquisition of such securities, and TCIM will carefully review the credit and other characteristics pertinent to such new issues. An Account may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Account. Such participation may subject the Account to expenses such as legal fees and may make the Account an “insider” of the issuer for purposes of the federal securities laws, and, therefore, may restrict the Account’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by an Account on such committees also may expose the Account to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Account would participate on such committees only when TCIM believes that such participation is necessary or desirable to enforce the Account’s rights as a creditor or to protect the value of securities held by the Account.

Corporate Debt Securities. An Account may invest in corporate debt securities of U.S. and foreign issuers and/or hold its assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Zero Coupon Obligations. Some of the Accounts may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although an Account will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends to shareholders each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Account, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Account otherwise would not have done so. To the extent an Account is required to liquidate thinly traded securities, the Account may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by an Account to pay distributions, the Account will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

Floating and Variable Rate Instruments. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every 1–3 months. Some of the Accounts may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of the interest rate of securities indexed, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed-rate securities to interest rate changes and to have higher yields when interest rates increase. However, during rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates. The amount by which the rates are paid on an income security may increase or decrease and may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed-rate securities in response to extreme movements in interest rates.

An Account (other than the Money Market Account) may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality redemption provisions and maturity.

College Retirement Equities Fund  ■  Statement of Additional Information     11

Foreign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. An Account may buy securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (more commonly known as the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

Structured or Indexed Securities (including Exchange-Traded Notes, Equity-Linked Notes and Inflation-Indexed Bonds). Some of the Accounts may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is based on a reference such as a specific currency, interest rate, commodity, index or other financial indicator (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of an Account’s investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities. Structured and indexed securities are generally subject to the same risks as other fixed-income securities in addition to the special risks associated with linking the payment of principal and/or interest payments (or other payable amounts) to the performance of a Reference.

An Account may also invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a U.S. Treasury inflation-indexed bond, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. An Account may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonally adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Negative Interest Rates. As of the date of this SAI, certain European countries and Japan have recently pursued largely unprecedented negative interest rate policies, the consequences of which are uncertain. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. If a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. As a result, debt instruments

12     Statement of Additional Information  ■  College Retirement Equities Fund

have traded at negative yields. Negative interest rates may become more prevalent among foreign (non-U.S.) issuers, and potentially within the U.S. These market conditions may increase an Account’s exposures to the risks associated with rising interest rates. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current economic conditions because interest rates in the United States and in certain foreign markets are at or near historic lows. Thus, an Account currently faces a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. To the extent an Account has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Account would generate a negative return on that investment. A number of factors may contribute to debt instruments trading at a negative yield. While negative yields can be expected to reduce demand for fixed-income investments trading at a negative interest rate, investors may be willing to continue to purchase such investments for a number of reasons including, but not limited to, price insensitivity, arbitrage opportunities across fixed-income markets or rules-based investment strategies. If negative interest rates become more prevalent in the market, it is expected that investors will seek to reallocate assets to other income-producing assets such as investment-grade and high-yield debt instruments, or equity investments that pay a dividend. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time. In addition, a move to higher yielding investments may cause investors, including an Account, to seek fixed-income investments with longer duration and/or potentially reduced credit quality in order to seek the desired level of yield. These considerations may limit an Account’s ability to locate fixed-income instruments containing the desired risk/return profile. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility and potential illiquidity.

Conversion of the Money Market Account. The Money Market Account converted to a “government money market fund” effective October 14, 2016. This conversion was based on SEC changes to the rules that govern money market funds. These changes: (1) permit, subject to the discretion of the Board of Trustees, money market funds to impose a “liquidity fee” (up to 2%) and/or “gates” that temporarily restrict redemptions from the money market fund, if weekly liquidity levels fall below the required regulatory threshold; and (2) require “institutional” money market funds to operate with a floating NAV rounded to the fourth decimal place. “Government money market funds,” which are money market funds that invest at least 99.5% of their assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized fully, are exempt from these requirements. The conversion of the Money Market Account to a “government money market fund” means that the Account will not be subject to investor limitations or liquidity fees and gates. However, the Money Market Account’s investment portfolio has changed to meet the 99.5% requirement, which may alter the risk profile and return potential of the Account. In addition, although the Money Market Account does not currently intend to impose liquidity fees or gates, the Account’s Board of Trustees could elect to subject the Account to such fees and/or gates in the future.

Contingent Capital Securities. Contingent capital securities (sometimes referred to as “CoCos”) are issued primarily by non-U.S. financial institutions, which have loss absorption mechanisms benefitting the issuer built into their terms. CoCos generally provide for mandatory conversion into the common stock of the issuer or a write-down of the principal amount or value of the CoCos upon the occurrence of certain “triggers.” These triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going concern. Equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements and, unlike traditional convertible securities, conversions are not voluntary.

A trigger event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by an Account will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Account’s net asset value. Further, the issuer’s common stock would be subordinate to the issuer’s other classes of securities and therefore would worsen an Account’s standing in a bankruptcy proceeding. In addition, because the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero. In view of the foregoing, CoCos are often rated below investment grade and are subject to the risks of high yield securities.

CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in an Account losing a portion or all of its investment in such securities. In addition, an Account may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.

College Retirement Equities Fund  ■  Statement of Additional Information     13

In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. The prices of CoCos may be volatile. There is no guarantee that an Account will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have a material adverse effect on the market price of CoCos.

Mortgage-backed and asset-backed securities

Mortgage-Backed and Asset-Backed Securities Generally. Some of the Accounts may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage-related securities such as government stripped mortgage-related securities, adjustable-rate mortgage-related securities and collateralized mortgage obligations. Some of the Accounts may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. These assets are typically pooled and securitized by governmental, government-related or private organizations through the use of trusts and special purpose entities established specifically to hold assets and to issue debt obligations backed by those assets. Asset-backed or mortgage-backed securities are normally created or “sponsored” by banks or other financial institutions or by certain government-sponsored enterprises such as FNMA or FHLMC.

Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution non-affiliated with the trust or corporation. Other credit enhancements also may exist.

With respect to the Social Choice Account, TCIM does not take into consideration whether the sponsor of an asset-backed security in which the Account invests meets the Account’s screening criteria. That is because asset-backed securities represent interests in pools of loans, and not of the ongoing business enterprise of the sponsor. It is therefore possible that the Account could invest in an asset-backed or mortgage-backed security sponsored by a bank or other financial institution in which the Account could not invest directly.

Mortgage Pass-Through Securities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets an Account’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. An Account may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, TCIM determines that the securities meet the Account’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable, especially in the current financial environment. In addition, recent developments in the fixed-income and credit markets may have an adverse impact on the liquidity of mortgage-related securities.

Collateralized Mortgage Obligations (“CMOs”). CMOs are structured into multiple classes, each bearing a different stated maturity. Similar to a bond, interest and prepaid principal are paid, in most cases, on a monthly basis. Actual maturity and

14     Statement of Additional Information  ■  College Retirement Equities Fund

average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds.

Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The average maturity of pass-through pools of mortgage-related securities in which some of the Accounts may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, location of the mortgaged property and age of the mortgage. For example, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than originally expected. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Account, the maturity of each of these securities will be the average life of such securities based on the most recent estimated annual prepayment rate.

Asset-Backed Securities Unrelated to Mortgage Loans. Some of the Accounts may invest in asset-backed securities that are unrelated to mortgage loans. These include, but are not limited to, credit card securitizations, auto and equipment lease and loan securitizations and rate reduction bonds. In the case of credit card securitizations, it is typical to have a revolving master trust issue “soft bullet” maturities representing a fractional interest in trusts whose assets consist of revolving credit card receivables. Auto and equipment lease and loan securitizations reference specific static asset pools whereby monthly payments of principal and interest are passed through directly to certificate holders typically in order of seniority. The ultimate performance of these securities is a function of both the creditworthiness of the borrowers as well as recovery obtained on collateral foreclosed upon by the respective trust(s). Rate reduction bonds represent a secured interest in future rate recovery on stranded utility assets that may result from, for example, storm damages or environmental costs. Typically these costs are recouped over time from a broad rate payer base. The performance of these securities would depend primarily upon a continuance of sufficient rate base to repay the notes in the specified time frame and a stable regulatory environment.

Mortgage Dollar Rolls. Some of the Accounts may enter into mortgage “dollar rolls” in which the Account sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase either similar or substantially identical securities on a specified future date. To be considered “substantially identical,” the securities returned to an Account generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have the same original stated maturity; (4) have identical net coupon rates; (5) have identical form and type so as to provide the same risks and rights; and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered. The Account loses the right to receive principal and interest paid on the securities sold. However, the Account would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. Unless such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Account compared with what such performance would have been without the use of mortgage dollar rolls. The Account will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon TCIM’s ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In connection with mortgage dollar roll transactions, an Account could receive securities with investment characteristics that are different than those originally sold by the Account, which may adversely affect the sensitivity of the Account to changes in interest rates.

College Retirement Equities Fund  ■  Statement of Additional Information     15

Securities lending

Subject to the Accounts’ investment restrictions relating to loans of portfolio securities set forth above, certain Accounts may lend their securities to brokers and dealers that are not affiliated with TIAA, are registered with the SEC and are members of the Financial Industry Regulatory Authority (“FINRA”), and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, an Account will receive as collateral cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the outstanding loaned securities for U.S. equities and fixed-income assets and 105% for non-U.S. equities, or such lesser percentage as may be permitted by the NYDFS and SEC interpretations (not to fall below 100% of the market value of the loaned securities not including a decline in the value of the collateral), as reviewed daily. Cash collateral received by an Account will generally be invested in high-quality short-term instruments, or in one or more Accounts maintained by the securities lending agent for the purpose of investing cash collateral, including a fund that qualifies as a “government money market fund” under the SEC rules governing money market funds. Investment of cash collateral in a fund that qualifies as a “government money market fund” will not be subject to any applicable environmental, social and governance criteria of an Account. During the term of the loan, an Account will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and an Account may lose money as a result of the investment of such collateral. In addition, an Account could suffer a loss if the loan terminates and the Account is forced to liquidate investments at a loss in order to return the cash collateral to the borrower.

By lending its securities, an Account will receive amounts equal to the interest or dividends paid on the securities loaned and, in addition, will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or letter of credit are used as collateral, a lending fee paid directly to the Account by the borrower of the securities. Under certain circumstances, a portion of the lending fee may be paid or rebated to the borrower by the Account. Such loans will be terminable by the Account at any time and will not be made to affiliates of CREF. The Account may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including, but not necessarily limited to, voting or subscription rights or certain tax benefits, and TCIM may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The Account may pay reasonable fees to persons non-affiliated with the Account for services, for arranging such loans, or for acting as securities lending agent (each an “Agent”). Loans of securities will be made only to firms deemed creditworthy. In lending its securities, an Account bears the market risk with respect to the investment of collateral and the risk the Agent may default on its contractual obligations to the Account. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Account if at the time of a default by a borrower some or all of the loaned securities have not been returned. Substitute payments for dividends received by an Account for securities loaned out by the Account will not be considered as qualified dividend income or as eligible for the corporate dividend received deduction.

During the fiscal year ended December 31, 2017, the Agent for each applicable Account provided various services to the Account, including locating borrowers, monitoring daily the value of the loaned securities and collateral, requiring additional collateral from borrowers as necessary, cash collateral management, qualified dividend management, negotiation of loan terms, selection of securities to be loaned, recordkeeping and account servicing, monitoring dividend activity and material proxy votes relating to loaned securities, and arranging for return of loaned securities to the Account at loan termination.

For the fiscal year ended December 31, 2017 for the following Accounts, the table below reflects the dollar amounts of income received and the compensation paid to an Agent, including any share of revenue generated by the securities lending program paid to an Agent (“revenue split”), related to the securities lending activities of each such Account in existence during the period:

			Fees and/or compensation for securities lending activities and related services

	Account	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Fees paid for any cash collateral management service that are not included in the revenue split	*	Administrative fees not included in revenue split	Indemnification fees not included in revenue split	Rebates (paid to borrowers)	Other fees not included in revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
	Stock Account	$60,750,915	$4,070,135	$—		$—	$—	$9,874,225	$—	$13,944,360	$46,806,555
	Global Equities Account	7,919,604	534,212	—		—	—	1,241,956	—	1,776,168	6,143,436
	Growth Account	2,461,203	148,622	46,788		—	—	556,637	—	752,047	1,709,156
	Equity Index Account	5,583,121	368,419	77,888		—	—	899,998	—	1,346,305	4,236,816
	Social Choice Account	3,219,916	196,811	16,343		—	—	743,440	—	956,594	2,263,322

*	Including fees deducted from a pooled cash collateral reinvestment vehicle.

16     Statement of Additional Information  ■  College Retirement Equities Fund

Repurchase agreements

Repurchase agreements are one of several short-term vehicles the Accounts can use to manage cash balances effectively. In a repurchase agreement, the Account buys an underlying debt instrument on the condition that the seller agrees to buy it back at a fixed price and time (usually no more than a week and never more than a year). Repurchase agreements have the characteristics of loans by an Account, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Account entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Account’s seller to deposit with the Account additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each Account will enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary dealers in U.S. Government securities or their wholly owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by TCIM and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, in which the Account entering into the agreement may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Account entering into the agreement would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Account. In such event, the Account might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Currency transactions

The value of an Account’s assets (other than the Money Market Account) as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Account may incur costs in connection with conversions between various currencies. To manage the impact of such factors on AUVs, the Accounts (other than the Money Market Account) may engage in foreign currency transactions in connection with their investments in foreign securities. These transactions may also let TCIM “lock in” exchange rates when buying or selling foreign securities on behalf of the Accounts. The Accounts will not speculate in foreign currency, and will enter into foreign currency transactions only to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

The Accounts will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders that are participants in the interbank market.

By entering into a forward contract for the purchase or sale of foreign currency involved in an underlying security transaction, an Account is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, an Account may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, an Account may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

The Accounts (other than the Money Market Account) may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and “cross-hedge” transactions. In “cross-hedge” transactions, an Account holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect an Account against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

The Accounts (other than the Money Market Account) may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supra-national entities such as

College Retirement Equities Fund  ■  Statement of Additional Information     17

the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to correctly forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, an Account may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if TCIM’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave an Account in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Account will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

Swap transactions

Each Account (other than the Money Market Account) may, to the extent permitted by the applicable state and federal regulatory authorities, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets (generally known as an over-the-counter, “OTC” or “uncleared” swap). In general, these transactions involve “swapping” a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into a swap transaction, an Account may be able to protect the value of a portion of its portfolio against declines in market value. Each Account (other than the Money Market Account) may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. The Account may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Account. However, there can be no assurance that the return an Account receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. An Account may act as either the buyer or the seller of a credit default swap. An Account may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, an Account buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow an Account to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the Account, the Account must be prepared to make such payments when due. If the Account is the credit default protection seller, the Account will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the Account is the credit default protection buyer, the Account will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which the Account is the protection seller, the Account must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the Account by the credit default protection buyer. Any loss would be offset by the premium payments the Account receives as the seller of credit default protection.

While the Accounts will only enter into swap transactions with counterparties TCIM considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. In times of general market turmoil, the creditworthiness of even large, well-established counterparties may decline rapidly. If the other party to a swap transaction defaults on its obligations, the Account entering into the agreement would be limited to the agreement’s contractual remedies. There can be no assurance that an Account will succeed when pursuing its contractual remedies. To minimize an Account’s exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When an Account enters into swap transactions on a net basis, the net amount of the excess, if any, of the Account’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Account’s custodian. To the extent an Account enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Account’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See “Segregated accounts” below.

18     Statement of Additional Information  ■  College Retirement Equities Fund

Additionally, certain standardized swaps that were historically traded OTC must now be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty (generally known as a “cleared” swap). Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, but it does not make cleared swap transactions risk-free. Depending on the size of an Account and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Account to support its obligations under a similar uncleared swap. However, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in an Account and its counterparties posting higher amounts for uncleared swaps.

Swap agreements may be considered illiquid by the SEC staff and, in such circumstances, could be subject to the limitations on illiquid investments. See “Illiquid Investments” above.

To the extent that there is an imperfect correlation between the return on an Account’s obligation to its counterparty under the swap and the return on related assets in its portfolio, the swap transaction may increase the Account’s financial risk. No Account will enter into a swap transaction that is inconsistent with its investment objective, policies and strategies. It is not the intention of any Account to engage in swap transactions in a speculative manner, but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the Account.

Segregated accounts

In connection with when-issued securities, firm commitments, swap transactions and certain other transactions in which an Account incurs an obligation to make payments in the future, the Account involved may be required to segregate assets with its custodian bank or within its portfolio in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid assets, including equity or other securities, or other instruments such as cash, U.S. Government securities or other obligations as may be permitted by law.

Investment companies

Investment Companies. Subject to certain exceptions under the 1940 Act, an Account may invest up to 5% of its assets in any single non-affiliated investment company and up to 10% of its assets in all other non-affiliated investment companies in the aggregate. However, no Account can hold more than 3% of the total outstanding voting stock of any single investment company. When an Account invests in another investment company, it bears a proportionate share of expenses charged by the investment company in which it invests. Additionally, an Account may invest in other non-affiliated investment companies such as exchange-traded funds (“ETFs”), for cash management and other purposes, subject to the limitations set forth above. An Account may also use ETFs to gain exposure to certain sectors or securities that are represented by ownership in ETFs.

Exchange-Traded Funds. Additionally, certain Accounts may invest in other types of investment companies, which may include ETFs for cash management, investment exposure or defensive purposes. ETFs generally seek to track the performance of an equity, fixed-income or balanced index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Some ETFs, however, select securities consistent with the ETF’s investment objectives and policies without reference to the composition of an index. Typically, an Account would purchase ETF shares to obtain exposure to all or a portion of the stock or bond market. An investment in an ETF generally presents the same primary risks as an investment in a conventional stock, bond or balanced mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and an Account could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount or premium to their AUV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Most ETFs are investment companies. Therefore, an Account’s purchases of ETF shares generally are subject to the limitations on an Account’s investments in other investment companies, which are described above under the heading “Investment Companies.” As with other investment companies, when an Account invests in an ETF, it will bear certain investor expenses charged by the ETF. Generally, an Account will treat an investment in an ETF as an investment in the type of security or index to which the ETF is attempting to provide investment exposure. For example, an investment in an ETF that attempts to provide the return of the equity securities represented in the Russell 3000® Index will be considered as an equity investment by the Account.

Exchange-Traded Notes (“ETNs”) and Equity-Linked Notes (“ELNs”). An Account may purchase shares of ETNs or ELNs. ETNs and ELNs are fixed-income securities with principal and/or interest payments (or other payments) linked to the performance of referenced currencies, interest rates, commodities, indices or other financial indicators (each, a “Reference”), or linked to the performance of a specified investment strategy (such as an options or currency trading program). ETNs are traded on an exchange, while ELNs are not. Often, ETNs and ELNs are structured as uncollateralized medium-term notes.

College Retirement Equities Fund  ■  Statement of Additional Information     19

Typically, an Account would purchase ETNs or ELNs to obtain exposure to all or a portion of the financial markets or specific investment strategies. Because ETNs and ELNs are structured as fixed-income securities, they are generally subject to the risks of fixed-income securities, including (among other risks) the risk of default by the issuer of the ETN or ELN. The price of an ETN or ELN can fluctuate within a wide range, and an Account could lose money investing in an ETN or ELN if the value of the Reference or the performance of the specified investment strategy goes down. In addition, ETNs and ELNs are subject to the following risks that do not apply to most fixed-income securities: (1) the market price of the ETNs or ELNs may trade at a discount to the market price of the Reference or the performance of the specified investment strategy; (2) an active trading market for ETNs or ELNs may not develop or be maintained; or (3) trading of ETNs may be halted if the listing exchange’s officials deem such action appropriate, the ETNs are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

When an Account invests in an ETN or ELN, it will bear certain investor expenses charged by these products. While ETNs and ELNs are structured as fixed-income obligations, rather than as investment companies, they generally provide exposure to a specified market sector or index like ETFs, but are also subject to the general risks of fixed-income securities, including risk of default by their issuers.

Generally, an Account will treat an investment in an ETN or ELN as an investment in the type of security or index to which the ETN or ELN is attempting to provide investment exposure. For example, an investment in an ELN that attempts to provide the return of the equity securities represented in the Russell 3000® Index will be considered as an equity investment by an Account, and not a fixed-income investment.

Foreign investments

As described more fully in the Prospectus, certain of the Accounts may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectus and below, there are a number of country or region-specific risks and other considerations that may adversely affect these investments. Many of the risks are more pronounced for investments in emerging market countries, as described below.

On December 31, 2017, foreign investments (including securities held as collateral for securities lending) represented the following percentages of market value for each Account:

Stock Account	30.5%

Global Equities Account	38.2

Growth Account	3.9

Equity Index Account	0.5

Bond Market Account	14.7

Inflation-Linked Bond Account	0.1

Social Choice Account	26.9

Money Market Account	0.0

To meet an Account’s investment objective, the Board of Trustees or its Investment Committee can change the percentage of the portfolio devoted to foreign investments, subject to the limits in CREF’s charter.

General. Since foreign companies may not be subject to accounting, auditing or financial reporting practices, disclosure and other requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company, and it may be difficult to interpret the information that is available. There may be difficulties in obtaining or enforcing judgments against foreign issuers and it also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. Volume and liquidity in most foreign markets are less than in the United States, and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Notwithstanding the fact that each Account generally intends to acquire the securities of foreign issuers only where there are public trading markets, investments by an Account in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Account’s portfolio and the Account’s ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which the Account has a substantial portion of its assets invested or should relations between the United States and foreign countries deteriorate markedly. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Fixed commissions on some foreign securities exchanges are higher than negotiated commissions on U.S. exchanges, although TCIM endeavors to achieve the most favorable net results on the Accounts’ portfolio transactions.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Settlement practices for transactions in foreign markets may differ from those in the U.S. markets. Such

20     Statement of Additional Information  ■  College Retirement Equities Fund

differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of “failed settlement.” The inability of an Account to make intended security purchases due to settlement problems could cause the Account to miss attractive investment opportunities. Losses to the Account due to subsequent declines in the value of portfolio securities, or liabilities arising out of the Account’s inability to fulfill a contract to sell these securities, could result from failed settlements. In addition, evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that an Account’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the Account.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Account’s investments in those countries. The economies of some countries differ unfavorably from the U.S. economy in such respects as growth of national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, the internal politics of some foreign countries are not as stable as in the United States. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Investment and repatriation restrictions

Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and, at times, preclude investment in certain of such countries (especially emerging markets countries) and increase the cost and expenses of Accounts investing in them. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Accounts invest. In addition, the repatriation (i.e., remitting back to the United States) of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. The Accounts could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Taxes

The dividends and interest payable on certain of the Accounts’ foreign portfolio securities may be subject to foreign withholding and, in some other cases, other taxes, thus reducing the net amount of income available for distribution to the Account’s participants.

Emerging market securities

TCIM considers an “emerging market security” to be a security that is principally traded on a securities exchange of an emerging market or that is issued by an issuer that is located or has primary operations in an emerging market.

Emerging markets

Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in companies in developed countries. The term “emerging market” describes any country or market that is generally considered to be emerging or developing by major organizations in the international financial community, such as the World Bank and the International Finance Corporation, or by financial industry analysts like MSCI, Inc., which compiles the MSCI Emerging Markets Index, and J.P. Morgan Chase & Co., which compiles several fixed-income emerging markets benchmarks; or other countries or markets with similar emerging characteristics. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Notwithstanding the foregoing, the fixed-income portfolio management team generally views Israel as an emerging market.

Risks of investing in emerging markets and emerging market securities include: (i) less social, political and economic stability; (ii) the smaller size of the markets for these securities and the currently low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; (iv) certain national policies that may restrict an Account’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) local taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) the absence until recently, in certain countries, of a capital structure or market-oriented economy; (viii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by

College Retirement Equities Fund  ■  Statement of Additional Information     21

unanticipated political or social events in these countries; (ix) restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; (x) the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; (xi) possible losses through the holding of securities in domestic and foreign custodial banks and depositories; (xii) heightened opportunities for governmental corruption; (xiii) large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and (xiv) heavy reliance on exports that may be severely affected by global economic downturns.

In addition, some countries in which the Accounts may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

The risks outlined above are often more pronounced in “frontier markets” in which an Account may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets. This magnification of risks is the result of a number of factors, including: government ownership or control of parts of the private sector and of certain companies; trade barriers; exchange controls; managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; less uniformity in accounting and reporting requirements; unreliable securities valuation; greater risk associated with custody of securities; and the relatively new and unsettled securities laws in many frontier market countries. In addition, the markets of frontier countries typically have low trading volumes, leading to a greater potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few large investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, the AUV of an Account. All of these factors may make investing in frontier market countries significantly riskier than investing in other countries, including more developed and traditional emerging market countries, and any one of them could cause the AUV of an Account to decline.

Investment in Canada. The United States is Canada’s largest trading partner, and developments in economic policy do have a significant impact on the Canadian economy. The expanding economic and financial integration of the United States, Canada, and Mexico through the NAFTA Agreement has made, and will likely continue to make, the Canadian economy and securities market more sensitive to North American trade patterns. Growth in developing nations overseas will likely change the composition of Canada’s trade and foreign investment composition in the near future. The Canadian economy suffered from a recession due to the 2008–2009 worldwide economic downturn. The Canadian economy has shown signs of recovery from this recession, but there can be no assurance that such recovery will be sustained. The relative strength of the Canadian dollar against the U.S. dollar from time to time may negatively affect Canada’s exporting industries. Decreasing imports from Asian and European Union producers, new or changing trade regulations, changes in exchange rates or a recession of the Chinese or European Union economies may have an adverse impact on the economy of Canada.

Canada’s parliamentary system of government is, in general, stable. However, one of the provinces, Quebec, does have a separatist party whose objective is to achieve sovereignty and increased self-governing legal and financial powers. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of such commodity resources, both domestically and internationally, can have a significant effect on Canadian market performance.

Investment in Europe. The European Union (“EU”) is an intergovernmental and supra-national union of certain European countries, known as member states. A key activity of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. The most widely used currency in the EU (and the unit of currency of the European Economic and Monetary Union (“EMU”)) is the euro, which is in use in many of the member states. In addition to adopting a single currency, EMU member states generally no longer control their own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank.

While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Many disparate economies continue to adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. Europe’s economies are diverse, its governments are decentralized, and its cultures differ widely. As member states unify their economic and monetary policies, movements in European markets will lose the benefit of diversification within the region. High unemployment could pose political risk. One or more member states might exit the union, placing the currency and banking system in jeopardy. Major issues currently facing the EU relate to its membership, structure, procedures and policies; they include the adoption, abandonment or adjustment of the constitutional treaty, the EU’s enlargement to the south and east, and resolving the EU’s problematic fiscal and democratic accountability. Any or all of these challenges may affect the value of an Account’s investments economically tied to the EU.

22     Statement of Additional Information  ■  College Retirement Equities Fund

The EU has been extending its influence to the south and east. For former Iron Curtain member states, membership serves as a strong political impetus to employ tight fiscal and monetary policies. Nevertheless, several entrants in recent years are former Soviet satellites that remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to that which existed under the old Soviet Union.

In addition, certain member states in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund and the European Financial Stability Facility. The European Central Bank has also intervened to purchase eurozone debt in order to seek to stabilize markets and reduce borrowing costs. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The EU has the largest economy in the world according to data compiled by the International Monetary Fund, and is expected to grow further over the next decade as more countries join. However, the EU’s economic growth has been below that of the United States most years since 1990, and the economic performance of certain of its key members is a matter of serious concern to policy makers. Although economic conditions vary among EU member states, there is continued concern about national level support for the euro and the accompanying coordination of fiscal and wage policy of EU member states. In addition, most EU members suffered severe economic declines during and after the 2008–2009 worldwide economic downturn. These declines led to fiscal crises for the governments of certain members including Portugal, Ireland, Italy, Greece and Spain. Some EU member states required external assistance to meet their obligations, and all of these member states run the risk of default on their debt, possible bail-out by the rest of the EU or debt restructuring, which may require creditors to bear losses. These events adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. In addition, it is possible that the euro could be abandoned in the future by EU member states that have already adopted its use, and the effects of such an abandonment or a member state’s forced expulsion from the euro on that member state, on the EMU, and on global markets are impossible to predict and could be negative. The exit of any member state out of the euro would likely have a significant destabilizing effect on all eurozone countries and their economies and a negative effect on the global economy as a whole. In addition, under these circumstances, it may be difficult to value investments denominated in euros or in a replacement currency.

In a June 2016 referendum, citizens of the United Kingdom (“UK”) voted to leave the EU. In March 2017, the UK gave its formal notice of withdrawal from the EU to the European Commission, which begins a two-year process of formal withdrawal from the EU. There is a significant degree of uncertainty about how negotiations relating to the UK’s withdrawal will be conducted, as well as the potential consequences and precise time frame. During this period and beyond, the impact on the UK and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, potentially lower economic growth and decreased asset valuations. The UK vote to leave the EU may have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. It may also have a negative impact on the economy and currency of the UK as a result of anticipated, perceived or actual changes to the UK’s economic and political relations with the EU. Any or all of these challenges may affect the value of an Account’s investments economically tied to the UK or EU and may have an adverse effect on the Accounts’ performance.

Investment in Eastern Europe. Investing in the securities of Eastern European issuers involves risks not usually associated with investing in the more developed markets of Western Europe. Changes occurring in Eastern Europe today could have long-term potential consequences. These changes could result in rising standards of living, lower manufacturing costs, growing consumer spending and substantial economic growth.

Recent political and economic reforms do not eliminate the possibility of a return to centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. In many of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of Western market economies, little or no experience in trading in securities, no accounting or financial reporting standards, a lack of a banking and securities infrastructure to handle such trading and a legal tradition which does not recognize rights in private property. In addition, Eastern European markets are particularly sensitive to social, political, economic, and currency events in Russia and may suffer heavy losses as a result of their trading and investment links to the Russian economy and currency. Russia also may attempt to assert its influence in the region through economic or even military measures, as it did with Georgia in the summer of 2008. As a result of recent events involving Ukraine and Russia, the United States and other countries have imposed economic sanctions on certain Russian individuals and financial institutions.

Investment in Russia. Russia has experienced political, social and economic turbulence as a result of decades of Communist rule. In addition, there is a heightened risk of political corruption and weak and variable government oversight. To date, many of the country’s economic reform initiatives have not yet been implemented or successful. In addition, there is always the risk that the nation’s government will abandon the current program of economic reform and replace it with drastically different political and economic policies. Along with the general risks of investing in emerging markets, investing in the Russian

College Retirement Equities Fund  ■  Statement of Additional Information     23

market is subject to significant risks due to the less developed state of Russia’s banking system and its settlement, clearing and securities registration processes as compared to more developed markets. With the implementation of the National Settlement Depository in Russia (“NSD”) as a recognized central securities depository, title to Russian equities is now based on the records of the NSD and not the local registrars.

As a result of events involving Ukraine and the Russian Federation, the United States and the EU imposed economic sanctions on certain Russian individuals and Russian financial institutions. The United States recently enacted a law that codified and expanded existing sanctions against Russia and also authorized new sanctions. The EU could also broaden, strengthen and/or otherwise change existing sanctions. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, or impair the market for depositary receipts tied to such securities. Sanctions could also result in Russia taking countermeasures or retaliatory actions which may further impair the value and liquidity of Russian securities or depositary receipts tied to Russian securities.

Investment in Latin America. The history of certain Latin American countries has been characterized by political, economic and social instability, intervention by the military in civilian and economic spheres, and political corruption. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalizations, hyperinflation, debt crises, sudden and large currency devaluation, and military intervention. However, there have been changes in this regard, particularly in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated, privatization of state-owned companies has progressed, and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above that increase the risk of investment in this region continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. Economies of most Latin American countries are highly dependent on commodity exports and, for certain countries, oil exports. Fluctuations in commodity and oil prices and currency rates can therefore have a pronounced effect on Latin American countries’ economies. The 2008–2009 worldwide economic downturn weakened demand for commodities and oil, which has led to recession or economic difficulties in these countries. Certain Latin American countries recently have shown signs of recovery and have entered into regional trade agreements, but there can be no assurance that such recovery will be sustained.

Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is only a small but growing foreign exchange market for many currencies and it would, as a result, be difficult for the Accounts to engage in foreign currency transactions designed to protect the value of the Accounts’ interests in securities denominated in such currencies.

Almost all of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Government plans for modernization have exhausted these resources with little benefit accruing to the economy and most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect the market for Latin American securities. Latin American economies that depend on foreign credit and loans could fall into recession in the event of a financial crisis because of tighter international credit supplies.

Investment in Japan. Government-industry cooperation, a strong work ethic, mastery of high technology, emphasis on education, and a comparatively small defense allocation helped Japan advance with extraordinary speed to become one of the largest economic powers along with the United States and the EU. Despite its impressive history, investors face special risks when investing in Japan.

The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed countries. Since the early 2000s, Japan’s economic growth rate has remained relatively low and may remain low in the future. The Japanese economy is heavily reliant on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners. Japan is also heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the Japanese economy. Although Japan has recently worked to reduce its dependence on oil by encouraging energy conservation and the use of alternative fuels, there is no guarantee that this trend will continue. The yen has had a history of unpredictable and volatile movements against the U.S. dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. The Japanese stock market has also experienced wild swings in value over time and has often been considered significantly overvalued.

24     Statement of Additional Information  ■  College Retirement Equities Fund

Beginning in the late 1990s, the nation’s financial institutions were successfully overhauled under the strong leadership of the government. The successful financial sector reform coincided with a Japanese economic recovery, which had set the stage for a comparatively brighter outlook for Japanese companies. However, Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may affect Japan’s economic competitiveness.

Japan is more susceptible to natural disasters such as earthquakes and tsunamis, and an Account’s investment in Japan may be more likely to be affected by such events than its investments in other geographic regions.

Investment in Asia Other Than Japan. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the EU. The 2008–2009 worldwide economic downturn spread to the region, significantly lowering its exports and inflows of foreign investment, which are driving forces of its economic growth. In addition, the 2008–2009 worldwide economic downturn also significantly affected consumer confidence and local stock markets. The economies of many countries in the region have recently shown signs of recovery from the crisis, but there can be no assurance that such recovery will be sustained.

Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Accounts to engage in foreign currency transactions designed to protect the value of the Accounts’ interests in securities denominated in such currencies.

By investing in securities or instruments that are economically tied to the People’s Republic of China (“PRC”) or other developing market Asian countries, an Account is subject to certain risks in addition to those generally applicable to investment in foreign and emerging markets. In many Asian securities markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region. Brokers in developing market Asian countries typically are fewer in number and less well capitalized than brokers in the United States. These factors may result in fewer investment opportunities for an Account and may have an adverse impact on the investment performance of an Account.

An Account’s investment in or exposure to the PRC is also subject to risks associated with (a) inefficiencies resulting from erratic growth; (b) the relatively small size and absence of operating history of many Chinese companies; (c) the potential for extensive government intervention in the economy as a whole or with respect to specific issuers; and (d) uncertainty with respect to the government’s commitment to economic reforms. In addition, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to an Account’s investment in either the PRC or Taiwan.

A number of Asian companies are highly dependent on foreign loans for their operation, which could impose strict repayment term schedules and require significant economic and financial restructuring.

Natural disasters, such as droughts, floods, and tsunamis have affected Asian countries in the past, and the region’s economies may be affected by such environmental events in the future. An Account’s investment in or exposure to Asian countries is, therefore, subject to the risk of such events.

Depositary receipts

Certain Accounts can invest in American, European and Global Depositary Receipts (“ADRs,” “EDRs” and “GDRs,” respectively). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they do not eliminate all the risks of foreign investing.

ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that an Account acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Account would not become aware of, and be able to respond to, corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, an Account will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the national market system, including the NASDAQ Stock Market, Inc. (“NASDAQ”). The information available for ADRs is subject to the accounting, auditing and financial reporting standards of

College Retirement Equities Fund  ■  Statement of Additional Information     25

the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Other investment techniques and opportunities

CREF has been an industry leader in devising investment strategies for retirement investing, including developing sophisticated research methods and dividing a portfolio into segments, some designed to track the U.S. markets as a whole and others that are actively managed and selected for their investment potential.

TCIM may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing an Account’s overall return, irrespective of how these actions may affect the weight of the particular securities in the Account’s portfolio.

Each of the Accounts may invest up to 15% of its total assets in repurchase agreements of more than seven days and other illiquid securities that may not be readily marketable except for the Stock Account and Money Market Account, each of which has a 10% limit on such investments. Investment in illiquid securities poses risks of potential delays in resale. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and it may be difficult for the Account to dispose of illiquid securities promptly or to sell such securities for their fair market value.

Special Risks Related to Cyber Security. With the increased use of technologies such as the Internet to conduct business, the Accounts and their service providers (including, but not limited to, the Accounts’ custodian, transfer agent and financial intermediaries) are susceptible to cyber security risks. In general, cyber security attacks can result from infection by computer viruses or other malicious software or from deliberate actions or unintentional events, including gaining unauthorized access through hacking or other means to digital systems, networks, or devices that are used to service the Accounts’ operations in order to misappropriate assets or sensitive information, corrupt data, or cause operational disruption. Cyber security attacks can also be carried out in a manner that does not require gaining unauthorized access, including by carrying out a “denial-of-service” attack on an Account or its service providers’ websites. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on CREF’s or an Account’s systems.

Cyber security failures by TCIM, other service providers, or the issuers of the portfolio securities in which an Account invests have the ability to result in disruptions to and impacts on business operations. Such disruptions or impacts may result in financial losses, including a reduction in AUV, interference with the Accounts’ ability to calculate their AUVs, barriers to trading, Account participants’ inability to transact business with an Account, violations of applicable federal and state privacy or other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. The Accounts and their service providers may also maintain sensitive information (including relating to personally identifiable information of investors) and a cyber security breach may cause such information to be lost, improperly accessed, used or disclosed. The Accounts may incur additional, incremental costs to prevent and mitigate the risks of cyber security attacks or incidents in the future. The Accounts and their participants could be negatively impacted by such attacks or incidents. Although TCIM has established business continuity plans and risk-based processes and controls to address such cyber security risks, there are inherent limitations in such plans and systems in part due to the evolving nature of technology and cyber security attack tactics. As a result, it is possible that the Accounts, TCIM or an Account’s service providers will not be able to adequately identify or prepare for all cyber security attacks. In addition, the Accounts cannot directly control the cyber security plans or systems implemented by its service providers.

Portfolio turnover

The transactions an Account engages in are reflected in its portfolio turnover rate. The rate of portfolio turnover for each Account is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Account’s portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Account and ultimately by the Account’s participants. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time if investment judgment or Account operations make a sale advisable. The Accounts have no fixed policy with respect to portfolio turnover.

For the year ended December 31, 2017, the portfolio turnover rate of two of the Accounts changed significantly from portfolio turnover rates in 2016.

The CREF Global Equities Account’s portfolio turnover decreased to 36% for the twelve--month period ended December 31, 2017 as compared to 78% for the twelve-month period ended December 31, 2016. This decrease in portfolio turnover was primarily attributable to a normalization of trading activity as compared to the previous period’s unusually high levels due to the reallocation of assets within the Account’s various investment sleeves resulting from changes to the investment staff in 2016.

26     Statement of Additional Information  ■  College Retirement Equities Fund

The CREF Bond Market Account’s portfolio turnover decreased to 140% for the twelve-month period ended December 31, 2017 as compared to 240% for the twelve-month period ended December 31, 2016. The decrease in portfolio turnover was primarily attributable to fewer mortgage dollar roll transactions, less tactical trading in U.S. Treasuries given reduced rate volatility, and lower turnover in the Account’s asset-backed securities positions.

No portfolio turnover rate is calculated for the Money Market Account due to the short maturities of the instruments purchased.

Because a higher portfolio turnover rate will increase brokerage costs to the Accounts, each Account will carefully weigh the added costs of short-term investment against the gains anticipated from such transactions.

Valuation of assets

The assets of the Accounts are valued as of the close of each valuation day in the following manner:

Investments for which market quotations are readily available

Account investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

Equity securities

Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (generally 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. For securities traded on NASDAQ, the official closing price quoted by NASDAQ for that security is used. Equity securities that are traded on neither a national securities exchange nor on NASDAQ are valued at the last sale price at the close of business on the New York Stock Exchange (“NYSE”), NYSE Arca Equities or NYSE MKT (collectively, the “NYSE Exchanges”) (normally 4:00 p.m. Eastern time or such earlier time that is the latest close of a regular (or core) trading session of any of the NYSE Exchanges), if a last sale price is available, or otherwise at the mean of the closing bid and ask prices. Such an equity security may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time the Account’s AUV is calculated.

Foreign investments

Investments traded on a foreign exchange or in foreign markets are valued at the last sale price or official closing price reported on the local exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the Account for purposes of calculating the AUV. Because events affecting the value of foreign investments occur between the time their share price is determined and the time when the Account’s AUV is calculated, such investments will be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. For these securities, the Account uses a fair value pricing service approved by the Board of Trustees. This pricing service employs quantitative models to value foreign equity securities in order to adjust for stale pricing, which occurs between the close of certain foreign exchanges and the close of the NYSE Exchanges. Fair value pricing is subjective in nature and the use of fair value pricing by the Account may cause the AUV of the Account’s units to differ significantly from the AUV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded.

Debt securities

Debt securities for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing an independent pricing service except when it is believed that the prices do not accurately reflect the security’s fair value.

Values for debt securities, including money market instruments (other than those in the Money Market Account), may also be derived from a pricing matrix that has various types of debt securities along one axis and various maturities along the other.

All debt securities may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. The use of a price derived from a pricing matrix is a method of fair value pricing.

Special valuation procedures for the Money Market Account

The Money Market Account’s portfolio securities are valued on an amortized cost basis. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase and thereafter a constant proportionate amortization in

College Retirement Equities Fund  ■  Statement of Additional Information     27

value until maturity of the discount or premium is assumed. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Account would receive if it sold the security.

The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Money Market Account’s investment objective, to stabilize the AUV for purposes of sales and redemptions. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the AUV calculated by using available market quotations deviates by more than ¼ of one percent from the amortized cost price. In the event such deviation should exceed ¼ of one percent, the Board of Trustees will promptly consider initiating corrective action. If the Board of Trustees believes that the extent of any deviation from the amortized cost price per unit may result in material dilution or other unfair results to new or existing participants, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the Account; (3) withholding or reducing dividends; or (4) utilizing an AUV determined from available market values. Even if these steps were taken, the Money Market Account’s AUV might still decline.

Options and futures

Portfolio investments underlying options are valued as described above. Stock options written by an Account are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of the Account’s net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when the Account writes a call option, the amount of the premium is included in the Account’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Account enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Account realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale are increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from the Account’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

Investments for which market quotations are not readily available

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith using procedures approved by the Board of Trustees (except for the Money Market Account, which uses amortized cost). For more information about the Accounts’ fair value pricing procedures, see “How We Value Assets” in the Prospectus.

28     Statement of Additional Information  ■  College Retirement Equities Fund

Disclosure of portfolio holdings

The Board has adopted policies and procedures reasonably designed to prevent selective disclosure of each Account’s portfolio holdings to third parties, other than disclosures of Accounts’ portfolio holdings that are consistent with the best interests of Account participants. Account portfolio holdings disclosure refers to sharing of positional information at the security or investment level either in dollars, shares, or as a percentage of the Account’s market value. As a general rule, except as described below, the Accounts and TCIM will not disclose each Account’s portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than the 20th day following month-end. The Accounts and TCIM may disclose Account portfolio holdings to all third parties who request it after that period.

With respect to the Money Market Account, in compliance with SEC regulations, the Account posts on its website (www.tiaa.org) the Account’s portfolio holdings as of the last business day of each calendar month within five business days after the end of such month. Such postings will remain accessible on the Account’s website for at least six calendar months.

CREF and TCIM may disclose each Account’s portfolio holdings to third parties outside the time restrictions described above as follows:

• The ten largest portfolio holdings of any Account may be disclosed to third parties ten days after the end of the calendar month. Individual securities outside of the top ten that were materially positive or negative contributors to Account performance may also be distributed in broadly disseminated portfolio commentaries beginning ten days after the end of the calendar month.

• Account portfolio holdings in any particular security can be made available to stock exchanges, regulators or issuers, in each case subject to approval of CREF’s Chief Compliance Officer, a Director in Fund Compliance, or an individual employed by TCIM holding the title of Vice President and Associate General Counsel or above.

• Account portfolio holdings can be made available to rating and ranking organizations (e.g., Morningstar) subject to a written confidentiality agreement between the recipient and TCIM that includes provisions restricting trading on the information provided.

• Account portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of Accounts’ portfolio holdings information to that third party is:

• approved by an individual holding the title of Funds Treasurer, Chief Investment Officer, TIAA Investments, a Managing Director who is a direct report to the Chief Investment Officer, or above; and

• approved by an individual holding the title of Managing Director and Associate General Counsel or above; and

• reported to the Account’s and TCIM’s Chief Compliance Officer; and

• subject to a written confidentiality agreement between the recipient and TCIM under which the third party agrees not to trade on the information provided.

• As may be required by law or by the rules or regulations of the SEC or by the laws or regulations of a foreign jurisdiction in which the Account invests.

On an annual basis, compliance with these portfolio holdings disclosure procedures will be reviewed as part of the Chief Compliance Officers’ annual compliance reviews with the Board and of TCIM, and the Board will receive a current copy of the procedures for its review and approval.

Currently, the Accounts have ongoing arrangements to disclose, in accordance with the time restrictions and other provisions of the Accounts’ portfolio holdings disclosure policy, their portfolio holdings to the following recipients: Lipper, Inc., a Reuters Company; Morningstar, Inc.; Mellon Analytical Solutions; S&P; The Thomson Corporation; Command Financial Press; the Investment Company Institute; R.R. Donnelley; Bloomberg Finance, L.P.; Data Explorers Limited; eA Data Automation Services LLC; Markit on Demand; Objectiva Software (d/b/a Nu:Pitch); CoreOne Technologies; Cabot Research, LLC; Glass, Lewis & Co., LLC; Brown Brothers Harriman & Co.; Fidelity Information Services, LLC; EquiLend Holdings LLC; FactSet Research Systems Inc. and the lenders under the Accounts’ credit facility (Deutsche Bank AG, New York Branch; JPMorgan Chase Bank, N.A.; Citibank, N.A.; State Street and Trust Company; Bank of America, N.A.; Barclays Bank PLC; Credit Suisse AG, Cayman Islands Branch; Goldman Sachs Bank USA; Morgan Stanley Bank, N.A.; HSBC Bank USA, National Association; The Royal Bank of Scotland plc; The Bank of New York Mellon; U.S. Bank National Association; BMO Harris Financing, Inc.; and Wells Fargo Bank, N.A.). The Accounts’ portfolio holdings are also disclosed on TIAA’s corporate website at www.tiaa.org. Certain of these entities receive portfolio holdings information prior to 20 days after the end of the most recent calendar month. No compensation was received by the Accounts, TCIM or their affiliates as part of these arrangements to disclose portfolio holdings of the Accounts.

In addition, occasionally CREF and TCIM disclose to certain broker-dealers each Account’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the Accounts’ portfolio management and trading strategies. These disclosures are done in accordance with the Accounts’ portfolio holdings disclosure policy and are covered by confidentiality agreements. Disclosures of portfolio holdings information will be made to the Accounts’ independent registered public accounting firm in connection with the preparation of public filings. Disclosure of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Accounts or counsel to the Accounts’ independent

College Retirement Equities Fund  ■  Statement of Additional Information     29

trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Accounts’ operations. Also, State Street Bank and Trust Company, as the Accounts’ custodian, fund accounting agent and securities lending agent, receives a variety of confidential information (including portfolio holdings) in order to process, account for and safekeep the Accounts’ assets.

The entities to which the Accounts voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Accounts, to maintain the confidentiality of the information disclosed. There can be no assurance that the Accounts’ policies and procedures regarding selective disclosure of the Accounts’ holdings will protect the Accounts from potential misuse of that information by individuals or entities to which it is disclosed.

The Accounts send summaries of their portfolio holdings to participants semiannually as part of the Accounts’ annual and semiannual reports. Full portfolio holdings are also filed with the SEC and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q) and five business days after the end of each month for the Money Market Account (through Form N-MFP), the latter of which is made publicly available 60 days after the end of the month to which the information pertains. In addition, the Money Market Account posts on its website, no later than the fifth business day of the month, a schedule of its portfolio investments as of the last business day of the previous month. You can request more frequent portfolio holdings information, subject to the Accounts’ policy as stated above, by writing to CREF at P.O. Box 4674, New York, NY 10164.

In addition, TCIM has adopted a policy regarding distribution of portfolio attribution analyses and related data and commentary (“Portfolio Data”). This policy permits TCIM and/or TIAA-CREF Individual & Institutional Services LLC (“Services”) to provide oral or written information about the Accounts, including, but not limited to, how each Account’s investments are divided among: various sectors; industries; countries; value and growth stocks; small-, mid- and large-cap stocks; and various asset classes such as stocks, bonds, currencies and cash; as well as types of bonds, bond maturities, bond coupons and bond credit quality ratings. Portfolio Data may also include information on how these various weightings and factors contributed to Account performance including the attribution of each Account’s return by asset class, sector, industry and country. Portfolio Data may also include various financial characteristics of each Account or its underlying portfolio securities, including, but not limited to, alpha, beta, R-squared, duration, maturity, information ratio, Sharpe ratio, earnings growth, pay-out ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

Portfolio Data may be based on each Account’s most recent quarter-end portfolio, month-end portfolio or some other interim period. Portfolio Data may be provided to members of the press, participants in the Account, persons considering investing in the Account, or representatives of such participants or potential participants, such as consultants, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. While TCIM and/or Services will provide Portfolio Data to persons upon appropriate request, the content and nature of the information provided to any person or category of persons may differ. Please contact CREF for information about obtaining Portfolio Data. TCIM and/or Services may restrict access to any or all Portfolio Data in its sole discretion, including, but not limited to, if TCIM and/or Services believes the release of such Portfolio Data may be harmful to the Account.

Advisors, an affiliate of TCIM, serves as investment adviser to various other funds and accounts that may have investment objectives, strategies and portfolio holdings that are substantially similar to or overlap with those of the Accounts, and in some cases, these funds may publicly disclose portfolio holdings on a more frequent basis than is required for the Accounts. As a result, it is possible that other market participants may use such information for their own benefit, which could negatively impact the Accounts’ execution of purchase and sale transactions.

30     Statement of Additional Information  ■  College Retirement Equities Fund

Management of CREF

The Board of Trustees

CREF is governed by its Board, which oversees CREF’s business and affairs. The Board delegates the day-to-day management of the Accounts to TCIM and the officers of CREF (see below).

Board leadership structure and related matters

The Board is composed of ten trustees (the “Trustees”), all of whom are independent or disinterested, which means that they are not “interested persons” of the Accounts as defined in Section 2(a)(19) of the 1940 Act (independent Trustees). One of the independent Trustees serves as the Chairman of the Board. The Chairman’s responsibilities include: coordinating with management in the preparation of the agenda for each meeting of the Board; presiding at all meetings of the Board; and serving as a liaison with other Trustees, CREF’s officers and other management personnel, and counsel to the independent Trustees. The Chairman performs such other duties as the Board may from time to time determine. The Principal Executive Officer of CREF does not serve on the Board.

The Board meets periodically to review, among other matters, the Accounts’ activities, contractual arrangements with companies that provide services to the Accounts and the performance of the Accounts’ investment portfolios. The Board holds regularly scheduled in-person meetings and regularly scheduled meetings by telephone each year and may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each regularly scheduled in-person meeting and, as the Board may determine, at its other meetings, the Board meets without management present.

The Board has established a committee structure that includes (i) six standing committees, each composed solely of independent Trustees and chaired by an independent Trustee, and (ii) one non-standing committee (which, when constituted, shall be composed solely of independent Trustees and chaired by an independent Trustee), both as described below. The Board, with the assistance of its Nominating and Governance Committee, periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership and operating structure, which includes its committees and having an independent Trustee in the position of Chairman of the Board and of each committee, provides for independent oversight of management and is appropriate for CREF in light of, among other factors, the asset size and nature of CREF and the Accounts, the number of Accounts overseen by the Board, the number of other funds overseen by the Trustees as the trustees of other investment companies in the TIAA-CREF Fund Complex, the arrangements for the conduct of the Accounts’ operations, the number of Trustees, and the Board’s responsibilities.

CREF is part of the TIAA-CREF Fund Complex, which includes the 8 Accounts within CREF, the 67 funds within TCF, the 11 series of TCLF and the single portfolio within VA-1. The same persons who constitute the Board also constitute, and the same person serves as the Chairman of, the respective Boards of Trustees of TCF and TCLF and the Management Committee of VA-1.

Qualifications of Trustees

The Board believes that each of the Trustees is qualified to serve as a Trustee of CREF based on a review of the experience, qualifications, attributes or skills of each Trustee. The Board bases this view on its consideration of a variety of criteria, no single one of which is controlling. Generally, the Board looks for: character and integrity; ability to review critically, evaluate, question and discuss information provided and exercise effective business judgment in protecting participant interests; and willingness and ability to commit the time necessary to perform the duties of Trustee. Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her experience in one or more of the following fields: management, consulting, and/or board experience in the investment management industry; academic positions in relevant fields; management, consulting, and/or board experience with public companies in other fields, non-profit entities or other organizations; educational background and professional training; and experience as a Trustee of CREF and other funds in the TIAA-CREF Fund Complex.

Information indicating certain of the specific experience and relevant qualifications, attributes and skills of each Trustee relevant to the Board’s belief that the Trustee should serve in this capacity is provided in the “Disinterested Trustees” table included herein. The table includes, for each Trustee, positions held with CREF, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each Trustee and certain directorships held by each of them in the last five years.

Risk oversight

Day-to-day management of the various risks relating to the administration and operation of CREF and the Accounts is the responsibility of management, which includes professional risk management staff. The Board oversees this risk management function consistent with and as part of its oversight responsibility. The Board performs this risk management oversight directly and, as to certain matters, through its standing committees (which are described below) and, at times, through its use of ad hoc committees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for CREF and the Accounts. The Board recognizes that it is not possible to identify all of the risks that may affect

College Retirement Equities Fund  ■  Statement of Additional Information     31

CREF and the Accounts or to develop procedures or controls that eliminate CREF’s and the Accounts’ exposure to all of these risks.

In general, an Account’s risks include, among others, market risk, credit risk, liquidity risk, valuation risk, operational risk, reputational risk, regulatory compliance risk and cyber security risk. The Board has adopted, and periodically reviews, policies and procedures designed to address certain (but not all) of these and other risks to CREF and the Accounts. In addition, under the general oversight of the Board, TCIM, the investment manager and administrator for each Account, and other service providers to the Accounts have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Accounts. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for CREF and the Accounts through receipt and review by the Board or its committee(s) of regular and special reports, presentations and other information from officers of CREF and other persons, including from the Chief Risk Officer or other senior risk management personnel for Advisors and its affiliates. Senior officers of CREF, senior officers of TCIM and its affiliates (collectively, “TIAA”), and the Accounts’ Chief Compliance Officer (“CCO”) regularly report to the Board and/or one or more of the Board’s standing committees on a range of matters, including those relating to risk management. The Board also regularly receives reports, presentations and other information from TCIM with respect to the investments and securities trading of the Accounts. At least annually, the Board receives a report from the Accounts’ CCO regarding the effectiveness of the Accounts’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from management in connection with the Board’s consideration of the renewal of CREF’s investment management agreement with TCIM and CREF’s distribution plan under Rule 12b-1 under the 1940 Act.

Officers of CREF and officers of TIAA and its affiliates also report to the Audit and Compliance Committee on CREF’s internal controls over financial reporting and accounting and financial reporting policies and practices. The Accounts’ CCO reports regularly to the Audit and Compliance Committee on compliance matters, and the TIAA Chief Auditor reports regularly to the Audit and Compliance Committee regarding internal audit matters. In addition, the Audit and Compliance Committee receives regular reports from CREF’s independent registered public accounting firm on internal control and financial reporting matters.

The Operations Committee receives regular reports, presentations and other information from CREF officers and from account management personnel regarding valuation and other operational matters. In addition to regular reports, presentations and other information from TCIM and other TIAA personnel, the Operations Committee receives reports, presentations and other information regarding other service providers to CREF, either directly or through CREF’s officers, other management personnel or the Accounts’ CCO, on a periodic or regular basis.

The Investment Committee regularly receives reports, presentations and other information from TCIM with respect to the investments, securities trading and other portfolio management aspects of the Accounts.

The Corporate Governance and Social Responsibility Committee regularly receives reports, presentations and other information from TCIM regarding the voting of proxies of the Accounts’ portfolio companies.

The Nominating and Governance Committee routinely monitors various aspects of the Board’s structure and oversight activities, including reviewing matters such as the workload of the Board, the balance of responsibilities delegated among the standing committees and the relevant skill sets of Board members. On an annual basis, the Nominating and Governance Committee reviews the independent status of each Trustee under the 1940 Act and the independent status of counsel to the independent Trustees.

32     Statement of Additional Information  ■  College Retirement Equities Fund

Disinterested Trustees

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen	Other directorships held

Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Four-year term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management), and member of asset allocation portfolio management team, GMO (2003–2005). Mr. Berkley has particular experience in investment management, global operations and finance, as well as experience with non-profit organizations and foundations.	87

Investment Committee Member, Maine Community Foundation, and the Elmina B. Sewall Foundation; Former Trustee, Maine Chapter of The Nature Conservancy; Former Director and member of the Investment Committee of the Boston Athenaeum; Former Director of GMO, Maine Coast Heritage Trust, and the Appalachian Mountain Club.

Janice C. Eberly c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Term ending July 2018. Trustee since 2018.	John L. and Helen Kellogg Professor of Finance at the Kellogg School of Management at Northwestern University (2002–2011; since 2013), Chair of the Finance Department (2005–2007). Assistant Secretary for Economic Policy at the United States Department of the Treasury (2011–2013). Prof. Eberly has particular experience in education, finance, and public economic policy.	87	Board Member, Office of Finance of the Federal Home Loan Banks.

Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Four-year term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc. and of certain funds advised by American Beacon Advisors, Inc. Ms. Eckl has particular experience in investment management, mutual funds, pension plan management, finance, accounting and operations. Ms. Eckl is designated as an audit committee financial expert and is licensed as a certified public accountant in the State of Texas.	87

Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc.; Former Independent Trustee, Lazard Alternative Emerging Markets 1099 Fund.

Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Four-year term. Trustee since 2007.	Chief Executive Officer (since 2014), Chief Operating Officer, Copper Rock Capital Partners, LLC (2007–2014). Chief Operating Officer, DDJ Capital Management (2003–2006). Mr. Forrester has particular experience in investment management, institutional marketing and product development, operations management, alternative investments and experience with non-profit organizations.	87	Director, Copper Rock Capital Partners, LLC (investment adviser).

Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Four-year term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006), and on the faculty (since 1989) of Harvard Law School. Prof. Jackson has particular experience in law, including the federal securities laws, consumer protection, finance, pensions and Social Security, and organizational management and education.	87	Director, Commonwealth.

Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Four-year term. Chairman for term ending July 1, 2021. Trustee since 2011. Chairman since September 13, 2017.	Partner (2004–2010) and Managing Director (1999–2010), Goldman Sachs Asset Management. Mr. Kenny has particular experience in investment management of mutual funds and alternative investments, finance, and operations management, as well as experience on non-profit boards.	87

Director, Aflac Incorporated; Director and investment committee member, Sansum Clinic; Investment committee member, Cottage Health System; Member, University of California at Santa Barbara Arts and Lectures Advisory Council; Trustee and Chairman, Crane Country Day School. Former Investment committee member, College of Mount Saint Vincent.

College Retirement Equities Fund  ■  Statement of Additional Information     33

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen	Other directorships held

Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1948	Trustee	Four-year term. Trustee since 2003.	Chairman, First Eagle Holdings (since 2016). Chief Executive Officer (2010–2016), President (2009–2016) and Chief Operating Officer (2009–2010) of First Eagle Investment Management, LLC. Principal, BAM Consulting, LLC (2003–2009). Independent Consultant for Merrill Lynch (2003–2009). Ms. Macaskill has particular experience in investment management, finance, marketing, global operations management and organizational development, as well as experience on educational and other non-profit boards.	87

Director, First Eagle Holdings; Jones Lang LaSalle Incorporated; Close Brothers Group plc; Jupiter Fund Management, plc; Regent, University of Edinburgh; Trustee, North Shore Land Alliance and Prep for Prep; Former Director, Prudential plc; J Sainsbury plc; British-American Business Council; Scottish and Newcastle plc (brewer); Governor’s Committee on Scholastic Achievement; William T. Grant Foundation; and Federal National Mortgage Association (Fannie Mae).

James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Four-year term. Trustee since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (“NBER”) (since 2008); Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996); Affiliated Faculty Member of the Finance Group, Alfred P. Sloan School of Management (since 2014); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT; and Program Director, NBER (1990–2008). Prof. Poterba has particular experience in education, economics, finance, tax, and organizational development.	87	Director, The Alfred P. Sloan Foundation and National Bureau of Economic Research; Member, Congressional Budget Office Panel of Economic Advisers.

Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Four-year term. Trustee since 1999.

Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (1991–2016); Chairman, Chief Executive Officer (1991–2016), Chief Investment Officer (1991–2013) and Chief Compliance Officer (2015–2016), NCM Capital Management Group, Inc.; Chairman, Chief Executive Officer (2003–2016), Chief Investment Officer (2003–2013) and Chief Compliance Officer (2015–2016) NCM Capital Advisers, Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).

Mr. Sloan has particular experience in investment management, finance and organizational development.

				87

Director, SCANA Corporation (energy holding company). Former Director, M&F Bancorp, Inc. and NCM Capital Investment Trust. Former Member, Duke Children’s Hospital and Health Center National Board of Advisors.

Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Trustee	Four-year term. Trustee since 2006.	Associate Dean for Research (since 2011), McCombs School of Business, University of Texas at Austin (“McCombs”), and Director, AIM Investment Center at McCombs (since 2000). The Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002) and Professor, University of Texas at Austin (since 1987). Chairman, Department of Finance, University of Texas at Austin (2002–2011). Prof. Starks has particular experience in education, finance, mutual funds and retirement systems.	87

Member of the Board of Governors of the Investment Company Institute, the Governing Council of Independent Directors Council (an association for mutual fund directors), and Investment Advisory Committee, Employees Retirement System of Texas. Former Director/Trustee, USAA Mutual Funds.

Officers

The table below includes certain information about the officers of CREF, including positions held with CREF, length of office and time served, and principal occupations in the last five years.

34     Statement of Additional Information  ■  College Retirement Equities Fund

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years

Vijay Advani TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1960	Executive Vice President	One-year term. Executive Vice President since 2018.

Chief Executive Officer, Nuveen. Executive Vice President of the College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex.”) Prior to joining Nuveen, Mr. Advani served as Co-President of Franklin Resources, Inc.-Franklin Templeton Investments.

Mona Bhalla TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1969	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director and Corporate Secretary since 2017.

Senior Managing Director, Corporate Secretary of Teachers Insurance and Annuity Association of America (“TIAA”) and the TIAA-CREF Fund Complex. Prior to joining TIAA, Ms. Bhalla served as Senior Vice President, Counsel and Corporate Secretary of AllianceBernstein L.P.

Richard S. Biegen TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Managing Director, Senior Compliance Officer of TIAA. Chief Compliance Officer of the TIAA-CREF Fund Complex.

Glenn E. Brightman TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1972	Executive Vice President, Chief Financial Officer and Principal Accounting Officer	One-year term. Executive Vice President, Chief Financial Officer and Principal Accounting Officer since 2017.	Executive Vice President, Chief Financial Officer of Nuveen. Executive Vice President, Chief Financial Officer and Principal Accounting Officer of CREF.

Carol W. Deckbar TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President	One-year term. Executive Vice President since 2013.	Executive Vice President, Institutional Investment & Endowment Services, of TIAA. Executive Vice President of CREF and TIAA Separate Account VA-1.

Roger W. Ferguson, Jr. TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1951	President and Chief Executive Officer	One-year term. President and Chief Executive Officer since 2008.	President and Chief Executive Officer of TIAA, CREF, and TIAA Separate Account VA-1.

Stephen B. Gruppo TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1959	Executive Vice President	One-year term. Executive Vice President since 2009.	Senior Executive Vice President, Chief Risk Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex.

Jose Minaya TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1971	Executive Vice President	One-year term. Executive Vice President since 2018.	Executive Vice President, Chief Investment Officer and President, Nuveen Global Investments. Executive Vice President of the TIAA-CREF Fund Complex.

J. Keith Morgan TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1951	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President since 2015.

Senior Executive Vice President and Chief Legal Officer of TIAA and Executive Vice President and Chief Legal Officer of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Morgan served as Founder and Chief Executive Officer of Morris Lane Capital LLC (consultant), and as Senior Vice President and General Counsel of General Electric Capital Corporation.

Ronald R. Pressman TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Executive Vice President	One-year term. Executive Vice President since 2012.

Senior Executive Vice President, Institutional Financial Services Chief Executive Officer of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Pressman served as President and Chief Executive Officer of General Electric Capital Real Estate.

Christopher A. Van Buren TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President	One-year term. Executive Vice President since 2018.

Executive Vice President, Deputy Chief Risk Officer, TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Van Buren served as Managing Director, Group Risk Control, UBS.

College Retirement Equities Fund  ■  Statement of Additional Information     35

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years

E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Treasurer	One-year term. Treasurer since 2017.

Managing Director, Funds Treasurer, Nuveen. Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1, and Treasurer of CREF.

Sean N. Woodroffe TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Executive Vice President	One-year term. Executive Vice President since 2018.

Senior Executive Vice President, Chief Human Resources Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Woodroffe served as Chief People Officer at National Life Group.

Equity ownership of Trustees

The following chart includes information relating to equity securities that are beneficially owned by CREF trustees in CREF and in all registered investment companies in the same “family of investment companies” as CREF as of December 31, 2017. At that time, CREF’s family of investment companies included CREF, TCF, TCLF and VA-1 (the “TIAA-CREF Fund Complex”).

	Name	Dollar range of equity securities in the registrant	Aggregate dollar range of equity securities in all registered investment companies overseen in family of investment companies

	Forrest Berkley	Growth Account: Over $100,000	Over $100,000
Money Market Account: Over $100,000

	Janice C. Eberly[1]	N/A	N/A
1

	Nancy A. Eckl	Global Equities Account: Over $100,000	Over $100,000
Growth Account: $50,001–100,000
Stock Account: Over $100,000

	Michael A. Forrester	None	Over $100,000

	Howell E. Jackson	Social Choice Account: Over $100,000	Over $100,000
Stock Account: Over $100,000

	Thomas J. Kenny	Growth Account: $50,001–100,000	Over $100,000
Stock Account: Over $100,000

	Bridget A. Macaskill	Bond Market Account: $10,001–50,000	Over $100,000
Money Market Account: $50,001–100,000

	James M. Poterba	Equity Index Account: Over $100,000	Over $100,000
Global Equities Account: Over $100,000
Social Choice Account: Over $100,000
Stock Account: Over $100,000

	Maceo K. Sloan	Equity Index Account: Over $100,000	Over $100,000
Global Equities Account: Over $100,000
Growth Account: $50,001–100,000
Social Choice Account: Over $100,000
Stock Account: Over $100,000

	Laura T. Starks	Bond Market Account: $10,001–50,000	Over $100,000
Equity Index Account: $10,001–50,000
Global Equities Account: $50,001–100,000
Social Choice Account: $10,001–50,000
Stock Account: Over $100,000

[1]	As of December 31, 2017, Prof. Eberly was not yet a Trustee.

36     Statement of Additional Information  ■  College Retirement Equities Fund

Trustee and officer compensation

The following table shows the compensation received from CREF and the TIAA-CREF Fund Complex by each non-officer Trustee for the year ended December 31, 2017. CREF’s officers receive no direct compensation from any fund in the TIAA-CREF Fund Complex. For purposes of this chart, the TIAA-CREF Fund Complex consists of CREF, TCF, TCLF and VA-1, each a registered investment company.

	Name	Aggregate compensation from the registrant[1]	Long-term compensation accrued as part of registrant expenses[2]	Total compensation paid from TIAA-CREF Fund Complex[1]

	Forrest Berkley[3]	$178,302.24	$47,538.02	$300,000.00
	Janice C. Eberly[4]	—	—	—
	Nancy A. Eckl	200,591.60	47,538.02	337,500.00
	Michael A. Forrester[3]	209,507.34	47,538.02	352,500.00
	Howell E. Jackson	231,796.70	47,538.02	390,000.00
	Thomas J. Kenny[3]	202,077.56	47,538.02	340,000.00
	Bridget A. Macaskill	197,916.88	47,538.02	333,000.00
	James M. Poterba[3]	205,346.66	47,538.02	345,500.00
	Maceo K. Sloan	203,860.70	47,538.02	343,000.00
	Laura T. Starks	213,965.21	47,538.02	360,000.00

[1]	Compensation figures include cash and amounts deferred under both the long-term compensation plan and optional deferred compensation plan described below.
[2]	Amounts deferred under the long-term compensation plan described below.
[3]

A portion of this compensation was not actually paid based on the prior election of the Trustee to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer Trustees described below. For the fiscal year ended December 31, 2017, Mr. Berkley elected to defer $220,000, Mr. Forrester elected to defer $272,500, Mr. Kenny elected to defer $260,000 and Prof. Poterba elected to defer $265,500 of total compensation from the TIAA-CREF Fund Complex.

[4]	Prof. Eberly received no compensation during the fiscal year ended December 31, 2017 as she was not yet a Trustee.

Prior to January 1, 2018, the Board had approved Trustee compensation at the following rates, effective since January 1, 2015: an annual retainer of $175,000; an annual long-term compensation contribution of $80,000; an annual committee chair fee of $20,000 ($30,000 for the chairs of the Operations Committee and Audit and Compliance Committee); an annual Board chair fee of $80,000; and an annual committee retainer of $20,000 ($25,000 for the Operations Committee and Audit and Compliance Committee). The chair and members of the Executive Committee and the members of the Special Emergency Valuation Committee do not normally receive fees for service on those committees. The Trustees may also receive special or ad hoc committee fees, or related chair fees, as determined by the Board. Trustee compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is pro-rated to those companies based upon assets under management.

The Board has subsequently approved Trustee compensation at the following rates, effective January 1, 2018: an annual retainer of $180,000; an annual long-term compensation contribution of $90,000; an annual committee chair fee of $20,000 ($30,000 for the chairs of the Operations Committee and Audit and Compliance Committee); an annual Board chair fee of $90,000; and an annual committee retainer of $20,000 ($25,000 for the Operations Committee and Audit and Compliance Committee). The chair and members of the Executive Committee and the members of the Special Emergency Valuation Committee continue to not receive fees for service on those committees. The Trustees may also continue to receive special or ad hoc committee fees, or related chair fees, as determined by the Board. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the Trustees, and the need to attract and retain well-qualified Board members.

The TIAA-CREF Fund Complex has a long-term compensation plan for non-officer Trustees. Currently, under this unfunded deferred compensation plan, annual contributions equal to $90,000 are allocated to notional investments in TIAA or CREF products (such as certain CREF annuities and/or certain Funds) selected by each Trustee. After the Trustee leaves the Board, benefits will be paid in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the Trustee. The Board may waive the mandatory retirement policy for the Trustees, which would delay the commencement of benefit payments until after the Trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, non-officer Trustees also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional investments in TIAA or CREF products (such as certain CREF annuities and/or certain Funds) selected by each Trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the Trustee. The compensation table above does not reflect any payments under the long-term compensation plan.

CREF has adopted a mandatory retirement policy for its Board of Trustees. Under this policy, CREF’s Trustees shall cease to be members of the Board and resign their positions effective no later than the completion of the last scheduled in-person meeting of the Board while such persons are 72 years of age. Such requirement may be waived with respect to one or more

College Retirement Equities Fund  ■  Statement of Additional Information     37

Trustees for reasonable time periods upon the unanimous approval and at the sole discretion of the Board of Trustees, and the Trustees eligible for the waiver are not permitted to vote on such proposal regarding their waiver.

Board committees

The Board has appointed the following standing committees, each with specific responsibilities for aspects of CREF’s operations and whose charters are available upon request:

(1)  An Audit and Compliance Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities relating to financial reporting, internal controls over financial reporting and certain compliance matters. The Audit and Compliance Committee is charged with approving and/or recommending for Board approval the appointment, compensation and retention (or termination) of the Accounts’ independent registered public accounting firm. During the fiscal year ended December 31, 2017, the Audit and Compliance Committee held five meetings. The current members of the Audit and Compliance Committee are Prof. Poterba (chair), Prof. Eberly, Ms. Eckl, Mr. Sloan and Prof. Starks. Ms. Eckl has been designated as an “audit committee financial expert” as defined by the rules of the SEC.

(2)  An Investment Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for the Accounts’ investments. During the fiscal year ended December 31, 2017, the Investment Committee held six meetings. The current members of the Investment Committee are Mr. Sloan (chair), Mr. Berkley, Prof. Eberly, Ms. Eckl, Mr. Forrester, Prof. Jackson, Mr. Kenny, Ms. Macaskill, Prof. Poterba and Prof. Starks.

(3) A Corporate Governance and Social Responsibility Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the Accounts. During the fiscal year ended December 31, 2017, the Corporate Governance and Social Responsibility Committee held four meetings. The current members of the Corporate Governance and Social Responsibility Committee are Prof. Starks (chair), Prof. Eberly, Ms. Eckl, Prof. Poterba and Mr. Sloan.

(4) An Executive Committee, consisting solely of independent Trustees, which generally is vested with full Board powers for matters that arise between Board meetings. During the fiscal year ended December 31, 2017, the Executive Committee held no meetings. The current members of the Executive Committee are Mr. Kenny (chair), Mr. Forrester, Prof. Jackson, Ms. Macaskill and Prof. Poterba.

(5) A Nominating and Governance Committee, consisting solely of independent Trustees, which assists the Board in addressing internal governance matters of CREF, including nominating certain Accounts officers and the members of the standing committees of the Board, recommending candidates for election as Trustees, reviewing the qualification and independence of Trustees, conducting evaluations of the Trustees and of the Board and its committees and reviewing proposed changes to CREF’s governing documents. During the fiscal year ended December 31, 2017, the Nominating and Governance Committee held thirteen meetings. The current members of the Nominating and Governance Committee are Mr. Forrester (chair), Prof. Jackson, Mr. Kenny and Prof. Starks.

(6) An Operations Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for operational matters of the Accounts, including oversight of contracts with third-party service providers and certain legal, compliance, finance, sales and marketing matters. During the fiscal year ended December 31, 2017, the Operations Committee held five meetings. The current members of the Operations Committee are Ms. Macaskill (chair), Mr. Berkley, Mr. Forrester, Prof. Jackson and Mr. Kenny.

(7) A Special Emergency Valuation Committee (the “Special Valuation Committee”), which considers one or more fair value determinations or methodologies to be used for fair valuation of portfolio securities in the event that a meeting is requested by TCIM due to extraordinary circumstances. During the fiscal year ended December 31, 2017, the Special Valuation Committee held no meetings. At least three members of the Board shall be needed to constitute the Special Valuation Committee, and the chair shall be the member of the Special Valuation Committee who is the longest serving Trustee on the Board.

Participants can recommend, and the Nominating and Governance Committee will consider, nominees for election as Trustees by providing potential nominee names and background information to the Secretary of CREF. The Secretary’s address is: Office of the Corporate Secretary, 730 Third Avenue, New York, NY 10017-3206 or trustees@tiaa.org.

38     Statement of Additional Information  ■  College Retirement Equities Fund

Proxy voting policies

CREF has adopted policies and procedures to govern its voting of proxies of portfolio companies. CREF seeks to use proxy voting as a tool to promote positive returns for long-term participants. CREF believes that sound corporate governance practices and responsible corporate behavior create the framework from which public companies can be managed in the long-term interests of participants.

As a general matter, the Board has delegated to TCIM responsibility for voting proxies of the portfolio companies in accordance with the Board approved guidelines developed and established by the Corporate Governance and Social Responsibility Committee. Guidelines for voting proxy proposals are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as an Appendix to this SAI.

TCIM has a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include research from third party proxy advisory firms and other consultants, various corporate governance-focused organizations, related publications and TIAA investment professionals. Based on their analysis of proposals and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the best interests of the participants. Occasionally, when a proposal relates to issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, TCIM may seek guidance from the Corporate Governance and Social Responsibility Committee.

CREF and TCIM believe that they have implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include (i) oversight by the Corporate Governance and Social Responsibility Committee; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing CREF’s proxy voting (e.g., TCIM’s proxy voting professionals, or trustees or senior executives of CREF, TCIM or TCIM’s affiliates) by TCIM’s legal and compliance professionals.

There could be rare instances in which an individual who has a direct role in executing or influencing the proxy voting (e.g., TCIM’s proxy voting professionals, or a Trustee or senior executive of CREF, TCIM or TCIM’s affiliates) is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

A record of all proxy votes cast for the 12-month period ended June 30 can be obtained, free of charge, at www.tiaa.org, and on the SEC’s website at www.sec.gov.

Investment advisory and related services

Investment advisory services and related services for the Accounts are provided on an at-cost basis by personnel of TCIM. TCIM is a subsidiary of TIAA, CREF’s companion organization, and is registered as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”). TCIM manages the investment and reinvestment of the assets of each Account, subject to the oversight of the Board. The advisory personnel of TCIM perform all research, make recommendations, and place orders for the purchase and sale of securities. TCIM also provides or arranges for the provision of all portfolio accounting, custodial and related services for the assets of each Account. Under TCIM’s Investment Management Services Agreement, the Accounts reimburse TCIM for its expenses in rendering services to the Accounts absent TCIM’s willful misfeasance, bad faith or gross negligence. TCIM shares employees and other resources with other affiliates of TIAA, and the expenses of these employees and resources are allocated under a process that is described to and reviewed by the Board.

The table below reflects the total dollar amount of expenses attributable to investment advisory services for each Account for the last three fiscal years:

Account	December 31, 2017	December 31, 2016	December 31, 2015
Stock Account	$126,378,619	$151,951,882	$172,443,527
Global Equities Account	27,353,837	26,042,554	28,025,629
Growth Account	11,811,394	13,326,453	16,066,255
Equity Index Account	3,344,088	3,689,189	5,412,200
Bond Market Account	11,890,868	13,256,468	17,691,458
Inflation-Linked Bond Account	1,892,343	2,353,100	4,409,679
Social Choice Account	7,449,366	9,395,124	11,826,127
Money Market Account	2,087,235	3,361,272	6,925,046

College Retirement Equities Fund  ■  Statement of Additional Information     39

Administrative services

Administrative services have been provided pursuant to an Administrative Services Agreement with TIAA. The Administrative Services Agreement covers all administrative services in relation with the operation of CREF and each Account and the administration of any annuity contracts or certificates issued by CREF. Prior to January 1, 2009 these administrative services were provided by Services, a subsidiary of TIAA. The table below reflects the total dollar amount of expenses attributable to administrative services for Class R1 of each Account for the last three fiscal years:

CLASS R1
	Account	December 31, 2017	December 31, 2016	December 31, 2015	*
	Stock Account	$58,754,730	$60,320,600	$148,772,470
	Global Equities Account	13,465,355	13,925,917	26,462,908
	Growth Account	17,255,823	17,316,475	30,715,913
	Equity Index Account	14,452,786	14,303,051	24,324,050
	Bond Market Account	8,535,731	9,700,055	17,908,072
	Inflation-Linked Bond Account	4,206,376	4,968,841	9,713,198
	Social Choice Account	9,200,190	9,941,375	19,158,327
	Money Market Account	7,554,385	9,631,088	15,935,154

*

The aggregate amount of administrative services paid by Class R1 for the calendar year 2015 is comprised of (i) the amount of administrative services paid by the entire Account for the period January 1–April 23, 2015, which was prior to the inception of Class R2 and Class R3, and (ii) the amount of administrative services paid by Class R1 for the period April 24–December 31, 2015.

CLASS R2
	Account	December 31, 2017	December 31, 2016	December 31, 2015	†
	Stock Account	$75,349,678	$81,448,807	$58,638,408
	Global Equities Account	13,886,802	15,191,066	10,850,376
	Growth Account	16,749,049	17,804,550	12,403,497
	Equity Index Account	13,260,009	13,921,272	9,494,107
	Bond Market Account	9,867,229	11,725,142	7,590,684
	Inflation-Linked Bond Account	4,418,171	5,308,658	3,620,475
	Social Choice Account	10,280,834	11,652,138	8,006,301
	Money Market Account	6,188,737	8,511,213	5,738,078

†

The aggregate amount of administrative services paid by Class R2 for the calendar year 2015 is for the period April 24–December 31, 2015. Each Account’s administrative services expense for the period January 1–April 23, 2015, which was prior to the launch of Class R2, is reflected in the Class R1 table above.

CLASS R3
	Account	December 31, 2017	December 31, 2016	December 31, 2015	‡
	Stock Account	$101,764,168	$103,989,918	$77,597,043
	Global Equities Account	13,667,069	14,082,730	10,362,072
	Growth Account	16,067,706	16,199,585	11,637,998
	Equity Index Account	12,389,745	12,206,667	8,525,505
	Bond Market Account	9,925,859	11,170,244	7,430,238
	Inflation-Linked Bond Account	5,108,690	5,809,372	4,064,339
	Social Choice Account	9,839,389	10,459,029	7,359,004
	Money Market Account	7,239,248	9,288,264	6,461,794

‡

The aggregate amount of administrative services paid by Class R3 for the calendar year 2015 is for the period April 24–December 31, 2015. Each Account’s administrative services expense for the period January 1–April 23, 2015, which was prior to the launch of Class R3, is reflected in the Class R1 table above.

12b-1 fees

The Board of Trustees of CREF has adopted a distribution plan with respect to Class R1, R2 and R3 units held by participants (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plan, each Account compensates Services for certain services that Services provides in connection with the promotion, distribution and/or shareholder servicing of Class R1, R2 and R3 units. An Account may pay Services under the Distribution Plan for services that

40     Statement of Additional Information  ■  College Retirement Equities Fund

include, but are not limited to, compensation of dealers and others for their various activities primarily intended to promote the sale of CREF’s variable annuity contracts as well as for shareholder servicing expenses. Payments by an Account under the Distribution Plan are calculated daily and paid monthly at the annual rate of (i) 0.160% of the average daily accumulation unit value of the Account for Class R1, (ii) 0.080% of the average daily accumulation unit value of the Account for Class R2, and (iii) 0.550% of the average daily accumulation unit value of the Account for Class R3.

For the fiscal year ended December 31, 2017 for the following Accounts, the table below reflects the net amount of 12b-1 fees paid by Class R1 units of such Accounts in existence during the period under the Distribution Plan:

CLASS R1
Account	Advertising	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses paid for the period ended December 31, 2017
Stock Account	$2,653,639	$—	$—	$15,675,474	$4,931,350	$23,260,463
Global Equities Account	611,536	—	—	3,619,834	1,098,399	5,329,769
Growth Account	782,521	—	—	4,625,491	1,416,541	6,824,553
Equity Index Account	655,278	—	—	3,882,308	1,182,641	5,720,227
Bond Market Account	389,280	—	—	2,306,447	689,547	3,385,274
Inflation-Linked Bond Account	193,316	—	—	1,137,673	338,925	1,669,914
Social Choice Account	419,014	—	—	2,481,119	745,338	3,645,471
Money Market Account	343,234	—	—	2,043,516	615,425	3,002,175

For the fiscal year ended December 31, 2017 for the following Accounts, the table below reflects the net amount of 12b-1 fees paid by Class R2 units of such Accounts in existence during the period under the Distribution Plan:

CLASS R2
Account	Advertising	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses paid for the period ended December 31, 2017
Stock Account	$2,479,781	$—	$—	$19,157,401	$5,703,069	$27,340,251
Global Equities Account	464,473	—	—	3,548,264	1,025,590	5,038,327
Growth Account	560,678	—	—	4,275,363	1,242,129	6,078,170
Equity Index Account	438,289	—	—	3,393,832	980,174	4,812,295
Bond Market Account	325,829	—	—	2,533,773	716,572	3,576,174
Inflation-Linked Bond Account	147,096	—	—	1,138,827	316,092	1,602,015
Social Choice Account	340,252	—	—	2,642,681	746,096	3,729,029
Money Market Account	202,914	—	—	1,588,095	445,542	2,236,551

For the fiscal year ended December 31, 2017 for the following Accounts, the table below reflects the net amount of 12b-1 fees paid by Class R3 units of such Accounts in existence during the period under the Distribution Plan:

CLASS R3
Account	Advertising	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses paid for the period ended December 31, 2017
Stock Account	$3,178,261	$—	$—	$28,111,454	$9,316,938	$40,606,653
Global Equities Account	434,659	—	—	3,795,519	1,218,017	5,448,195
Growth Account	510,032	—	—	4,455,164	1,431,712	6,396,908
Equity Index Account	387,912	—	—	3,449,684	1,102,673	4,940,269
Bond Market Account	311,734	—	—	2,776,313	877,906	3,965,953
Inflation-Linked Bond Account	159,706	—	—	1,433,043	450,644	2,043,393
Social Choice Account	309,479	—	—	2,747,071	870,492	3,927,042
Money Market Account	225,219	—	—	2,029,233	649,902	2,904,354

College Retirement Equities Fund  ■  Statement of Additional Information     41

Personal trading policy

CREF and Services have each adopted Codes of Ethics (each, a “code”) under applicable SEC rules. These codes govern the personal trading activities and related conduct of certain employees, or “access persons” of CREF and Services, as well as members of their households. While access persons are generally permitted to invest in securities that may also be purchased or held by CREF, they are also generally required to preclear and/or report all transactions involving reportable securities covered under the codes. In addition, access persons are required to maintain their accounts at approved brokers so that their reportable accounts, transactions and holdings information can be monitored by the TIAA Ethics Office. Such reportable accounts, transactions and holdings are regularly reviewed, and certified to, by each access person.

These codes of ethics have been filed with the SEC and may be obtained: (1) through the SEC’s Public Reference Room, call 202-551-8090 for more information; (2) through the EDGAR Database at www.sec.gov; (3) upon request at publicinfo@sec.gov; or (4) by writing the SEC’s Public Reference Section, Washington, DC 20549.

Information about the Accounts’ portfolio management

Structure of compensation for portfolio managers

Equity portfolio managers

Equity portfolio managers are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are determined using three variables: investment performance using Investment Ratio (60%), ranking versus Morningstar peers (30%) and management/peer reviews (10%).

The variable component of a portfolio manager’s compensation is remunerated as: (1) a current year cash bonus; and (2) a long-term performance award, which is on a 3-year cliff vesting cycle. Fifty percent (50%) of the long-term award is based on the Account(s) managed by the portfolio manager during the 3-year vesting period, while the value of the remainder of the long-term award is based on the performance of the TIAA organization as a whole.

Risk-adjusted investment performance is calculated, where records are available, over five and three years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. Please see the Accounts’ Prospectus for more information regarding their benchmark indices. An Information Ratio is then calculated utilizing the gross excess return in the numerator and the greater of the 52-week realized Active Risk (tracking error) or a minimum targeted risk level (typically 300 basis points), in the denominator to generate risk adjusted investment performance. This 5- and 3-year investment performance is averaged. This effectively results in a weight of 26.7% for the most recent year, 26.7% for the second year, 26.7% for the third year and 10% for the fourth and fifth years.

Performance relative to peers is evaluated using Morningstar percentile rankings with a 50% weighting on the 3-year ranking and 50% on the 5-year ranking. For managers with less than a 5-year track record, a 0.25 Investment Ratio and a peer ranking at the middle of the Morningstar grouping is used.

Utilizing the three variables discussed above (investment performance, peer ratings and manager assessment), total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the equity group as a unit and the relative success of the TIAA organization in achieving its financial and operational objectives.

Fixed-income portfolio managers

Fixed-income portfolio managers are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are determined by investment performance ratings, which reflect investment performance using risk-adjusted returns and Morningstar ranking (60%), manager-subjective ratings (25%), and internal peer review (15%).

The variable component of a portfolio manager’s compensation is remunerated as: (1) a current year cash bonus; and (2) a long-term performance award, which is on a 3-year cliff vesting cycle. Fifty percent (50%) of the long-term award is based on the Account(s) managed by the portfolio manager during the 3-year vesting period, while the value of the remainder of the long-term award is based on the performance of the TIAA organization as a whole.

Risk-adjusted investment performance is calculated, where records are available, over one, three, and five years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. For managers with less than a 5-year track record, there is a 40% weighting for the 1-year return and a 60% weighting for the 3-year return. Please see the Accounts’ Prospectus for more information regarding their benchmark indices. An Information Ratio is then calculated utilizing the gross excess return in the numerator and the 52-week realized Active Risk (tracking error) in the denominator to generate risk adjusted investment

42     Statement of Additional Information  ■  College Retirement Equities Fund

performance. Investment performance relative to industry peers is evaluated using Morningstar percentile rankings with equal weighting to each of the 1-, 3-, and 5-year rankings.

Utilizing the three variables discussed above (investment performance, manager assessment and internal peer ratings), total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the fixed-income group as a unit and the relative success of the TIAA organization in achieving its financial and operational objectives.

Additional information regarding portfolio managers

The following chart includes information relating to the portfolio managers listed in the Prospectus, such as other accounts (including registered investment companies and registered and unregistered pooled investment vehicles) managed by them, total assets in those accounts, and the dollar range of equity securities owned in each of the Accounts they manage, as of December 31, 2017.

	Number of other accounts managed			Total assets in other accounts managed (millions)
Name of portfolio manager	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts	Dollar range of equity securities owned in Account
Stock Account
Thomas Franks	2	0	0	$46,364	$0	$0	Over $1,000,000
Hans Erickson	31	0	0	$45,348	$0	$0	Over $1,000,000
Saira Malik	1	0	0	$20,780	$0	$0	Over $1,000,000
John Tribolet	1	0	0	$20,780	$0	$0	Over $1,000,000

Global Equities Account
Thomas Franks	2	0	0	$152,606	$0	$0	Over $1,000,000
Saira Malik	1	0	0	$127,022	$0	$0	$500,001–$1,000,000
Andrea Mitroff	1	0	0	$25,584	$0	$0	Over $1,000,000
John Tribolet	1	0	0	$127,022	$0	$0	Over $1,000,000

Growth Account
Thomas Franks	2	0	0	$147,802	$0	$0	$100,001–$500,000
Susan Hirsch	3	0	0	$6,621	$0	$0	$100,001–$500,000
Terrence Kontos	2	1	0	$5,014	$1	$0	$100,001–$500,000
Andrea Mitroff	1	0	0	$20,780	$0	$0	$500,001–$1,000,000

Equity Index Account
Philip James (Jim) Campagna	22	1	0	$69,930	$26	$0	$1–$10,000
Lei Liao	22	1	0	$69,930	$26	$0	$0

Bond Market Account
Joseph Higgins	3	1	0	$6,535	$24	$0	$1–$10,000
John Cerra	6	0	0	$19,978	$0	$0	$50,001–$100,000

Inflation-Linked Bond Account
John Cerra	6	0	0	$27,270	$0	$0	$1–$10,000
Nicholas Travaglino	1	0	0	$2,763	$0	$0	$0

Social Choice Account
Stephen Liberatore	1	1	3	$1,715	$24	$337	$100,001–$500,000
Philip James (Jim) Campagna	22	1	0	$75,035	$26	$0	$0
Lei Liao	22	1	0	$75,035	$26	$0	$0

Money Market Account
Michael Ferraro	2	0	0	$969	$0	$0	$10,001–$50,000
Joseph Rolston	2	0	0	$969	$0	$0	$0

Potential conflicts of interest of TCIM and portfolio managers

Portfolio managers of the Accounts may also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA, its affiliated investment advisers, or other client or proprietary accounts (collectively “Portfolios”), which may raise potential conflicts of interest. TCIM has put in place policies and procedures designed to mitigate any such conflicts. Additionally, TIAA or its affiliates may be involved in certain investment opportunities that have the effect of restricting or limiting Account participation in such investment opportunities. Such conflicts and mitigating policies and procedures include the following:

TIAA. TIAA or its affiliates sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, an Account may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to a Portfolio’s investments and/or the internal policies of TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when TCIM will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

College Retirement Equities Fund  ■  Statement of Additional Information     43

The investment activities of TIAA or its affiliates may also limit the investment strategies and rights of the Accounts. For example, in certain circumstances where the Accounts invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by TIAA or its affiliates for the Accounts and Portfolios that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of TCIM, on behalf of the Accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, TCIM, on behalf of the Accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when TCIM, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

Conflicting Positions. Investment decisions made by TCIM portfolio managers for one or more of the Accounts may differ from, and may conflict with, investment decisions made by TCIM portfolio managers or any of TCIM’s affiliated investment advisers for the Portfolios due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if a Portfolio were to sell a significant position in a security while an Account maintained its position in that security, the market price of such security could decrease and adversely impact an Account’s performance. In the case of a short sale, the selling Portfolio would benefit from any decrease in price.

Conflicts may also arise in cases where one or more Accounts or Portfolios are invested in different parts of an issuer’s capital structure. For example, an Account (or Portfolio) could acquire debt obligations of a company while a Portfolio (or an Account) acquires an equity investment in the same company. In negotiating the terms and conditions of any such investments, TCIM (or, in the case of a Portfolio, an affiliated investment adviser) may find that the interests of the debt-holding Account (or Portfolio) and the equity-holding Portfolio (or Account) may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding Accounts (or Portfolios) may be better served by a liquidation of an issuer in which they could be paid in full, while equity holding Portfolios (or Accounts) might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be an Account (or Portfolio). Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis pursuant to policies and procedures designed to mitigate any such conflicts. Any such discussions will factor in the interests of the relevant parties and applicable laws and regulations. TCIM may seek to avoid such conflicts, and as a result, TCIM may choose not to make such investments on behalf of the Accounts, which may adversely affect the Accounts’ performance if similarly attractive opportunities are not available or identified.

Allocation of Investment Opportunities. Even where Portfolios have similar investment mandates as an Account, TCIM portfolio managers may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more Portfolios, but not for the Account, or are appropriate for the Account but in different amounts, terms or timing than is appropriate for a Portfolio. As a result, the amount, terms or timing of an investment by an Account may differ from, and performance may be lower than, investments and performance of a Portfolio.

Aggregation and Allocation of Orders. TCIM and its affiliated investment advisers may aggregate orders of one or more Accounts and Portfolios, in each case consistent with the applicable adviser’s policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating Accounts and Portfolios, TCIM may be perceived as causing one Account to participate in an aggregated transaction in order to increase TCIM’s overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for TCIM to disproportionately allocate securities expected to increase in value to certain Accounts at the expense of other Accounts or Portfolios. In addition, an Account may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

TCIM and its affiliated investment advisers have adopted procedures designed to mitigate the foregoing conflicts of interest by treating each Account and Portfolio fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, TCIM’s trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that Accounts and Portfolios are being treated fairly and equitably over time.

For example, in allocating investment opportunities, a portfolio manager considers an Account’s or Portfolio’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregated orders are fully executed, each participating Account or Portfolio is allocated its pro rata share on an average price and trading cost basis. In the event the order is only partially filled, each participating Account or Portfolio receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single

44     Statement of Additional Information  ■  College Retirement Equities Fund

securities, although a portfolio manager may sell a single security short if the security is included in an A Portfolio’s or Account’s benchmark and the portfolio manager is underweight in that security relative to the applicable Account’s or Portfolio’s benchmark. Moreover, the procedures set forth guidelines under which trading for long sales of single securities over short sales of the same or closely related securities are monitored to ensure that the trades are treated fairly and equitably. Additionally, the Accounts’ portfolio managers’ decisions for executing those trades are also monitored.

TCIM’s procedures also address basket trades (trades in a wide variety of securities—on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single-security trades because basket trades are tailored to a particular index or model portfolio based on the risk profile of a particular Account or Portfolio pursuing a particular quantitative strategy. In addition, basket trades are not subject to the same monitoring as single-security trades because an automated and systematic process is used to execute trades; however, the Accounts’ portfolio managers’ decisions for executing those trades are monitored.

Research. TCIM allocates brokerage commissions to brokers who provide execution and research services for one or more Accounts and some or all of TCIM’s affiliates’ clients. Such research services may not always be utilized in connection with the Accounts or Portfolios that may have provided the commission or a portion of the commission paid to the broker providing the services. TCIM is authorized to pay, on behalf of the Accounts, higher brokerage fees than another broker might have charged in recognition of the value of brokerage or research services provided by the broker. TCIM has adopted procedures with respect to these so-called “soft dollar” arrangements, including the use of brokerage commissions to pay for brokers’ in-house and non-proprietary research, the process for allocating brokerage, and TCIM’s practices regarding the use of third-party soft dollars.

IPO Allocation. TCIM has adopted procedures designed to ensure that it allocates initial public offerings to and among the Accounts in a fair and equitable manner, consistent with its fiduciary obligations to the Accounts.

Compensation. The compensation paid to TCIM for managing the Accounts is determined on an at-cost basis. However, no client currently pays TCIM a performance-based fee. Nevertheless, TCIM may be perceived as having an incentive to allocate securities that are expected to increase in value to the Accounts in which TCIM has a proprietary interest (if any) or to certain other Accounts in which TCIM receives a larger asset-based fee.

Custodian and fund account agent

State Street Bank and Trust Company (“State Street”), 2 Avenue de Lafayette, Boston, MA 02111, acts as custodian for CREF. As custodian, State Street is responsible for the safekeeping of CREF’s portfolio securities. State Street also acts as fund accounting agent and securities lending agent for CREF.

Independent registered public accounting firm

PricewaterhouseCoopers LLP (“PwC”), 100 East Pratt Street, Suite 1900, Baltimore, MD 21202, serves as CREF’s independent registered public accounting firm and has audited CREF’s financial statements for the fiscal year ended December 31, 2017.

College Retirement Equities Fund  ■  Statement of Additional Information     45

Brokerage allocation

TCIM is responsible for decisions to buy and sell securities for the Accounts as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of TCIM to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. TCIM may consider other factors, including, among others, the broker’s reputation, specialized expertise, special capabilities or efficiency. When purchasing or selling securities traded on the over-the-counter market, TCIM generally will execute the transactions with a broker engaged in making a market for such securities. When TCIM deems the purchase or sale of a security to be in the best interests of more than one Account, it may, consistent with its fiduciary obligations, aggregate the securities to be sold or purchased. When TCIM deems the purchase or sale of a security to be in the best interests of an Account, its personnel also may, consistent with its fiduciary obligations, decide either to buy or to sell a particular security for the Accounts at the same time as for Advisors’ client or proprietary accounts, including (i) TIAA Separate Account VA-1, TCLF or TCF, which they may also be managing on behalf of Advisors, or (ii) any other investment company or account whose assets TCIM or Advisors may be managing. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by TCIM to the quality of execution provided and to the use and value of the research. The valuation of such research may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the Accounts or portfolio or the portfolios of other clients. Currently, some foreign brokerage commissions are fixed under local law and practice. There is, however, an ongoing trend in many countries to adopt a new system of negotiated commissions.

Transactions in fixed-income instruments with dealers generally involve spreads rather than commissions. That is, the dealer generally functions as a principal, generating income from the spread between the dealer’s purchase and sale prices, rather than as a broker charging a proportional or fixed fee.

Consistent with best execution, TCIM may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. With respect to equity securities, TCIM has adopted a policy embodying the concepts of Section 28(e) under the Securities Exchange Act of 1934, which provides a safe harbor allowing an investment adviser to cause a client to pay a higher commission to a broker that also provides research services than the commission another broker would charge (generally referred to as the use of “soft dollars”). To utilize soft dollars, the adviser must determine in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and that, over time, each client paying soft dollars receives some benefit from the research obtained through the use of soft dollars. An adviser may make such a determination based upon either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Therefore, specific research may not necessarily benefit all accounts paying commissions to such broker. Research obtained through soft dollars may be developed by the broker or a third party, where the obligation to pay is between the broker and the third party. In such cases the research will be paid for through a Commission Sharing Arrangement (CSA) or similar arrangement.

With respect to the Accounts, TCIM may only use soft dollars to pay for research with intellectual content. Such research includes, but is not limited to, investment or market-related reports (including analyses and reports that relate to issuers, industries, securities, economic factors and trends, and portfolio strategies), access to investment or market-related conferences, meetings with company management, access to a broker’s research staff and the use of investment or market-related consulting services. It does not include market data services or trading software or tools.

Fixed-income trades on behalf of the Accounts in which the broker is acting as principal may not be allocated in order to generate soft dollar credits, but at times, a broker may send TCIM unsolicited proprietary research that may be based in part on fixed-income trading volume directed to that broker. Similarly, trades on behalf of the Accounts that follow an index or quantitative strategy, or execution-only trades, may not generate soft dollars, but at times a broker may send TCIM unsolicited proprietary research that is based in part on such trades.

Additionally, TCIM will report to the Board, or a designated Committee of the Board, at least annually regarding soft dollar usage by the Accounts, including soft dollars attributable to each Account.

Research or services obtained for one Account may be used by TCIM in managing another Account. The research or services obtained may also be used by Advisors in managing its investment company clients.

For the Accounts that utilized soft dollars during the fiscal year ended December 31, 2017, the table below shows the total amount of soft dollars paid by each Account in dollars and in basis points for that year.

46     Statement of Additional Information  ■  College Retirement Equities Fund

Account	Soft dollars paid	Soft dollars as a percent of average net assets
Stock Account	$21,475,544	0.02%

Global Equities Account	4,730,387	0.02

Growth Account	4,885,571	0.02

The aggregate amount of brokerage commissions paid by the following Accounts for the prior fiscal years ended December 31, 2017, December 31, 2016 and December 31, 2015, was as follows:

Account	December 31, 2017	December 31, 2016	December 31, 2015
Stock Account	$54,690,239	$58,610,386	$62,207,123

Global Equities Account	9,608,759	13,590,167	11,217,239

Growth Account	7,949,513	7,276,906	6,350,109

Equity Index Account	101,093	62,799	44,638

Inflation-Linked Bond Account	753	—	234

Social Choice Account	402,870	603,216	685,143

The increase in brokerage commissions from 2015 to 2017 for the Equity Index Account was primarily due to participant subscription and redemption activity.

The decrease in brokerage commissions from 2015 to 2017 for the Social Choice Account was due to reduced levels of trading activities for account rebalancing and portfolio rebalancing.

During the fiscal year ended December 31, 2017, the Accounts acquired securities of certain of their regular brokers or dealers or their parents, where the parent derived more than 15% of its total revenue from securities related activities. These entities and the value of the securities of these entities held by the Accounts as of December 31, 2017, are set forth below:

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

Account	Broker	Holdings (US$)
Stock Account	JPMORGAN CHASE & CO	1,384,962,830
	BANK OF AMERICA CORP	1,253,512,070
	WELLS FARGO & CO	712,189,538
	CITIGROUP INC	569,845,397
	GOLDMAN SACHS GROUP INC	441,413,735
	MORGAN STANLEY	332,216,429
	ROYAL BANK OF CANADA	153,487,964
	BANCO SANTANDER SA	147,599,798
	STATE STREET CORP	143,058,875
	SUMITOMO MITSUI FINANCIAL GROUP	135,107,240
	BNP PARIBAS	111,221,550
	HSBC HOLDINGS PLC	94,365,014
	BB&T CORP	50,393,159
	CHARLES SCHWAB CORP	43,699,021
	LAZARD LTD (CLASS A)	41,714,978
	SOCIETE GENERALE SA	40,643,036
	RAYMOND JAMES FINANCIAL INC	25,638,209
	MACQUARIE GROUP LTD	25,273,979
	NOMURA HOLDINGS INC	17,895,571
	FIFTH THIRD BANCORP	16,081,535
	SKANDINAVISKA ENSKILDA BANKEN AB (CLASS A)	15,043,583
	STIFEL FINANCIAL CORP	13,501,716
	JULIUS BAER GROUP LTD	12,541,983
	ROYAL BANK OF SCOTLAND GROUP	9,189,243
	PIPER JAFFRAY COS	7,087,853
	TD AMERITRADE HOLDING CORP	6,795,484
	BANCO SANTANDER CHILE	4,350,336
	INVESTMENT TECHNOLOGY GROUP	1,609,242
	UOB-KAY HIAN HOLDINGS LTD	1,119,648
	COWEN GROUP, INC	593,843
	OPPENHEIMER HOLDINGS, INC	500,812

College Retirement Equities Fund  ■  Statement of Additional Information     47

Account	Broker	Holdings (US$)
Global Equities Account	BANK OF AMERICA CORP	239,539,804
	JPMORGAN CHASE & CO	239,509,133
	CITIGROUP INC	86,596,721
	WELLS FARGO & CO	75,568,793
	GOLDMAN SACHS GROUP INC	75,552,899
	MORGAN STANLEY	57,285,067
	SUMITOMO MITSUI FINANCIAL GROUP	46,660,182
	BNP PARIBAS	46,161,827
	ROYAL BANK OF CANADA	35,769,156
	STATE STREET CORP	17,433,439
	NOMURA HOLDINGS INC	16,813,732
	SOCIETE GENERALE SA	16,702,994
	HSBC HOLDINGS PLC	13,722,119
	BANCO SANTANDER SA	12,257,562
	CHARLES SCHWAB CORP	8,571,855
	BB&T CORP	7,454,818
	LAZARD LTD (CLASS A)	6,116,250
	MACQUARIE GROUP LTD	4,133,851
	SKANDINAVISKA ENSKILDA BANKEN AB (CLASS A)	3,836,038
	FIFTH THIRD BANCORP	3,439,737
	TD AMERITRADE HOLDING CORP	2,175,070
	RAYMOND JAMES FINANCIAL INC	2,118,732
	JULIUS BAER GROUP LTD	773,757
	ROYAL BANK OF SCOTLAND GROUP	741,783

Growth Account	BANK OF AMERICA CORP	139,716,684
	GOLDMAN SACHS GROUP INC	63,908,329
	LAZARD LTD (CLASS A)	36,728,213
	STATE STREET CORP	36,245,717
	WELLS FARGO & CO	33,368,500
	CHARLES SCHWAB CORP	9,670,094
	TD AMERITRADE HOLDING CORP	1,212,037
	RAYMOND JAMES FINANCIAL INC	373,006

Equity Index Account	JPMORGAN CHASE & CO	262,077,644
	BANK OF AMERICA CORP	203,079,357
	WELLS FARGO & CO	190,538,079
	CITIGROUP INC	139,629,249
	GOLDMAN SACHS GROUP INC	63,532,558
	MORGAN STANLEY	47,969,910
	CHARLES SCHWAB CORP	42,818,282
	BB&T CORP	27,721,684
	STATE STREET CORP	25,864,991
	FIFTH THIRD BANCORP	15,130,801
	TD AMERITRADE HOLDING CORP	9,302,899
	RAYMOND JAMES FINANCIAL INC	8,326,153
	LAZARD LTD (CLASS A)	4,038,825
	STIFEL FINANCIAL CORP	2,853,460
	PIPER JAFFRAY COS	885,960
	INVESTMENT TECHNOLOGY GROUP	476,611
	COWEN GROUP, INC	247,434
	OPPENHEIMER HOLDINGS, INC	197,328

Social Choice Account	CHARLES SCHWAB CORP	40,827,386
	BB&T CORP	37,024,346
	STATE STREET CORP	36,588,035
	MACQUARIE GROUP LTD	11,534,671
	SKANDINAVISKA ENSKILDA BANKEN AB (CLASS A)	3,063,507
	FIFTH THIRD BANCORP	940,176
	INVESTMENT TECHNOLOGY GROUP	649,322
	TD AMERITRADE HOLDING CORP	334,697
	RAYMOND JAMES FINANCIAL INC	108,053

REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPALS

Account	Broker	Holdings (US$)
Stock Account	JPMORGAN CHASE & CO	1,384,962,830
	MORGAN STANLEY	332,216,429
	NOMURA HOLDINGS INC	17,895,571

Global Equities Account	JPMORGAN CHASE & CO	239,509,133
	NOMURA HOLDINGS INC	16,813,732

Equity Index Account	MORGAN STANLEY	47,969,910

48     Statement of Additional Information  ■  College Retirement Equities Fund

Directed brokerage

In accordance with the 1940 Act, the Accounts have adopted a policy prohibiting the Accounts from compensating brokers or dealers for the sale or promotion of contracts by the direction of portfolio securities transactions for the Accounts to such brokers or dealers. In addition, TCIM has instituted policies and procedures so that TCIM’s personnel do not violate this policy of the Accounts.

Accumulation unit values

For each Account, AUVs are calculated for each class at the end of each Valuation Day as A divided by B, where A and B are defined as:

A. The value of the Account’s accumulation fund attributable to such class as of the end of the Valuation Day.

B. The total number of accumulation units held by all participants in that class of the Account as of the end of the Valuation Day.

The value of the Account’s accumulation fund attributable to such class and the total number of accumulation units does not include the impact of funds or units added or subtracted as a result of transactions effective as of that Valuation Day.

Value of annuity units

Upon annuitization, all units will be converted to annuity units of each Account regardless of which class you owned prior to that date. Annuity units will be aggregated with Class R3 units, which is the least expensive CREF class, for allocating income and expenses.

A. The value of an annuity unit is defined in terms of a “basic annuity unit” which is established each year, as of the last Valuation Day in March, for each income change method in Class R3 of each Account then providing annuity payments.

B. The value of the basic annuity unit is determined for each income change method in Class R3 of each Account as 1 divided by 2, where 1 and 2 are defined as follows:

1. The Account’s annuity fund for the income change method (i.e., annual or monthly) as of such last Valuation Day in March, reduced by the present value of the benefits payable under that income change method on April 1 under payout contracts in Class R3 of the Account as of such last Valuation Day in March.

2. The discounted actuarial present value, expressed in units, of all future payments due on or after the next following May 1 under the income change method under pay-out contracts in Class R3 of the Account as of the last valuation date in March. This liability is calculated on the basis of interest at an effective annual rate of 4% and a mortality table designed to approximate the expected mortality rates of CREF annuitants.

For participants beginning annuity income, the initial value of the annuity unit is the interim annuity unit value as of the annuity starting date. A separate interim annuity unit value is calculated daily for each annuity fund in Class R3 of each Account as of each Valuation Day. The change in the interim annuity unit value reflects the actual investment and payment experience of the annuity fund to the current date, relative to the 4% assumed investment return. The interim annuity unit value also includes any changes expected to occur in the future because payments are revalued once a year or once a month, assuming the annuity fund earns the 4% assumed investment return in the future. At the end of each calendar quarter, the interim annuity unit value is also adjusted for mortality experience during the prior quarter.

For participants under the annual income change method, the value of the annuity unit will remain the same until the following April 1 payment. The value of the annuity unit for payments due on and after each May 1 is equal to the basic annuity unit value determined as of the last Valuation Day in March for those who have already begun receiving annuity income as of the preceding April 1 and is equal to the interim annuity unit value as of the date income begins for income that begins after April 1.

For participants under the monthly income change method, the value of the annuity unit is redetermined each month on the payment valuation date for the payment due on the first of the following month.

When a participant or beneficiary receiving annuity income transfers annuity units under a particular income change method from one Account to another, the number of annuity units added to Class R3 of an Account(s) to which units are being transferred will be determined by multiplying the number of annuity units to be transferred by the interim annuity unit value for that income change method for Class R3 of the Account from which the annuity units are being transferred, and dividing by the interim annuity unit value for that income change method for Class R3 of the Account to which the annuity units are being transferred. For transfers on days other than the last Valuation Day of March, under the annual payment income change method, the total amount of annuity payments from all CREF and TIAA variable accounts will not change following a transfer, until the first payment valued on the basic annuity unit values that are redetermined on the following last Valuation Day in March. Under the monthly income change method and for all transfers to or from the TIAA Traditional Annuity, your payments will change with the payment due after the first payment valuation date following the transfer date. Switches between the monthly and the annual income change methods will be effective only on the last Valuation Day in March.

College Retirement Equities Fund  ■  Statement of Additional Information     49

The value of annuity payments transferred from Class R3 of an Account under the annual income change method to TIAA is equal to A plus B, where A and B are defined as follows:

A. The present value of the payments due after the first payment valuation date for the monthly income change method following the transfer date continuing to the following April 1, but not longer than such annuity units are payable.

B. The present value of one interim annuity unit under the annual income change method multiplied by the number of annuity units, payable beginning on the following May 1 (or the May 1 of the following calendar year if the transfer is effective in April) continuing for as long as such annuity units are payable.

The value of annuity payments transferred from Class R3 of an Account under the monthly income change method to TIAA will be equal to the number of annuity units multiplied by the present value of one interim annuity unit under the monthly income change method payable beginning with the payment due after the first payment valuation date following the transfer date continuing for as long as such annuity units are payable.

The present values will be calculated assuming interest at an effective annual rate of 4%, and the same mortality assumptions then in use for participants or beneficiaries converting an accumulation to an income option or method of payment at the age(s) as of the transfer date of the person(s) on whose life (lives) the annuity payments are based.

Modification

CREF reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future. Any such modification, however, must be approved by the Superintendent of Financial Services of the NYDFS.

Periodic reports

Prior to the time an entire accumulation has been applied to provide annuity payments, participants will be sent a statement each quarter that sets forth the following:

(1) Premiums paid during the quarter; (2) the number and dollar value of accumulation units credited to the participant during the quarter and in total in each Account; (3) cash withdrawals from each Account during the quarter; (4) any transfer to a funding vehicle other than TIAA or CREF during the quarter, if an amount remains in the participant’s accumulation after those transactions; (5) any transfers between Accounts or between CREF and TIAA during the quarter; and (6) any conversions from one class of an Account to a different class of the same Account during the quarter; and (7) the amount from each Account applied to begin annuity payments during the quarter.

CREF also will transmit to participants, at least semiannually, reports containing the financial statements of the Accounts and a schedule of investments held in each Account in which they have accumulations.

Voting rights

How many votes a participant can cast on matters that require a vote of participants will be determined separately for each Account. You will have one vote per dollar of your assets in each Account’s accumulation fund, and/or one vote per dollar of the assets underlying your annuity in each Account’s annuity fund on the record date.

Issues that affect all the Accounts in substantially the same way will be voted on by all participants, without regard to the individual Accounts. Issues that do not affect an Account will not be voted on by the Account. Issues that affect all Accounts, but in which their interests are not substantially the same, will be voted on separately by each Account. Each class will have exclusive voting rights on any matter submitted to participants that relates solely to such class. Each class will also have separate voting rights on any matter submitted to participants in which the interests of one class differ from the interests of any other class.

When the phrase “majority of outstanding voting securities” is used in the Prospectus and in this SAI, the phrase means the lesser of (a) 67% of the voting securities present, as long as the holders of at least half the voting securities are present or represented by proxy; or (b) 50% of the outstanding voting securities. Depending on what’s being decided, the percentages may apply to CREF as a whole or to any Account(s). If a majority of outstanding voting securities isn’t required to decide a question, we will generally require a quorum of 10% of those securities, with a simple majority required to decide the issue. If laws, regulations, or legal interpretations make it unnecessary to submit any issue to a vote, or otherwise restrict participant voting rights, we reserve the right to act as permitted.

50     Statement of Additional Information  ■  College Retirement Equities Fund

General matters

No assignment of contracts

No assignment, pledge, or transfer of a contract, or of any of the rights or benefits conferred thereunder, may be made and any such action will be void and of no effect, except that spousal transfers on separation or divorce, and the transfer of rights and benefits under an RA contract to a participant by an employer under a delayed vesting arrangement, may be permitted.

Payment to an estate, guardian, trustee, etc.

CREF reserves the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. CREF will not be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

Dissolved institutions

If your present or past employer dissolves or ceases operation, special rules will apply to your accumulation. For more information, contact us directly (see below).

Contacting CREF

CREF will not consider any notice, form, request or payment to have been received until it reaches our home office: College Retirement Equities Fund, 730 Third Avenue, New York, NY 10017-3206. You can ask questions by calling toll-free 800-842-2252 Monday through Friday, 8 a.m. through 10 p.m. ET.

Signature requirements

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank.

Overpayment of premiums

If your employer mistakenly sends more premiums on your behalf than you’re entitled to under your retirement plan or the IRC, we will refund them to your employer as long as we’re requested to do so (in writing) before you start receiving annuity income. Anytime there is a question about premium refunds, CREF will rely on information from your employer.

If you’ve withdrawn or transferred the amounts involved from your accumulation, we will not refund them.

Claims of creditors

Pursuant to CREF’s Charter as enacted by the New York State Legislature, the rights and benefits accruing to participants or other persons under the contracts generally are exempt from the claims of creditors, subject to any contrary requirements of law.

Benefits based on incorrect information

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by CREF appropriate adjustments will be made.

Proof of survival

CREF reserves the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, CREF will have the right to make reduced payments or to withhold payments entirely until such proof is received. CREF maintains audit procedures designed to assure that annuity benefits will be paid to living persons entitled to receive those benefits. If, however, under a survivor annuity option CREF has overpaid benefits because of a death of which it was not notified, subsequent payments will be reduced or withheld until the overpayment has been recovered. CREF reserves the right to pursue any other remedies available to it.

Legal proceedings

CREF is not a party to any legal actions that are considered by CREF to be material.

State regulation

CREF is subject to regulation by the NYDFS as well as by the insurance regulatory authorities of certain other states and jurisdictions.

CREF must file with the NYDFS both quarterly and annual statements on forms promulgated by the NYDFS. CREF’s books and assets are subject to review and examination by NYDFS and its agents at all times, and a full examination into the affairs

College Retirement Equities Fund  ■  Statement of Additional Information     51

of CREF is made at least every five years. In addition, a full examination of CREF’s operations is usually conducted periodically by some other states.

CREF is also subject to the requirements of the New York State Not-For-Profit Corporation Law.

Legal matters

All matters of applicable state law pertaining to the contracts, including CREF’s right to issue the contracts thereunder, have been passed upon by Rachael M. Zufall, Managing Director, Associate General Counsel, of CREF. Dechert LLP serves as legal counsel to CREF and has provided advice to CREF related to certain matters under the federal securities laws.

Experts

The financial statements incorporated in this SAI by reference to the report on Form N-CSR of CREF for the year ended December 31, 2017 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Federal income taxes

Tax advice

The following discussion on federal and other taxes is for general informational purposes only—it is not meant to be used, and cannot be used, by individuals to avoid federal, state or local tax penalties. Taxation varies depending on an individual’s circumstances, tax status and transactional type; in addition, foreign, state and local taxes may be assessed upon distribution. The general information provided below does not cover every situation—for comprehensive advice on your personal tax situation, check with a qualified tax advisor.

403(b) plans

CREF contracts may be used as funding vehicles for retirement plans set up under section 403(b) of the IRC, under which total annual contributions to section 403(b) annuities for 2018 cannot exceed the lesser of (a) $55,000; or (b) 100% of your compensation reduced by the amount of other employer contributions for that year. For 2018, salary reduction contributions of up to $18,500 can be made to your 403(b) retirement plan ($24,500 if you are age 50 or older) reduced by the amount of other elective deferrals that the participant made for that year. Certain long-term employees may be able to defer additional amounts to a 403(b) plan. Contact your tax advisor for more information.

401(a), 403(a) and 401(k) plans

CREF RA and GRA contracts are also used as funding vehicles for 401(a) (including Keogh plans) and 403(a) retirement plans. CREF GRA and GSRA contracts are available for 401(k) plans. Generally, for 2018 total annual contributions cannot exceed the lesser of (a) $55,000; or (b) 100% of your compensation reduced by the amount of other employer contributions for that year. For 2018, salary reduction contributions of up to $18,500 can be made to your 401(a), 403(a) and 401(k) retirement plans ($24,500 if you are age 50 or older) reduced by the amount of other elective deferrals that the participant made for that year. Contact your tax advisor for more information.

457 (b) plans

The maximum contribution limit to a 457(b) non-qualified deferred compensation plan for employees of state and local governments for 2018 is the lesser of $18,500 or 100% of “includable compensation” (as defined by law) reduced by the amount of other elective deferrals that the participant made under all 457(b) plans for that year. Catch-up rules allow participants in governmental 457(b) plans, age 50 or older, to contribute the lesser of $24,500 or 100% of compensation reduced by the amount of other elective deferrals that the participant made for that year. Under the “Special Section 457 catch-up” rule, if you have under-contributed to your 457(b) plan in the past, and you are within three calendar years of your normal retirement age, you may have the potential to contribute up to an additional $18,500 in 2018. For non-governmental employers, all investments in a 457(b) plan are owned by the employer and are subject to the claims of the general creditors of the sponsoring employer. Contact your qualified tax advisor for more information.

Individual retirement annuities

IRC sections 408 and 408A permit eligible individuals to make direct contributions to Traditional and Roth IRAs, respectively. The amount you can contribute to an IRA is currently limited to $5,500 ($6,500 if you are age 50 or older) per year. If you contribute to both a Traditional IRA and a Roth IRA in the same year, your aggregate limit is $5,500 ($6,500 if you are age 50

52     Statement of Additional Information  ■  College Retirement Equities Fund

or older) for the year. The IRC generally does not limit the amount you can roll over to the Traditional or the Roth IRA. IRC section 408 permits funds from certain qualified retirement plans or IRAs to be rolled over to the Traditional IRA without losing their tax-deferred status.

In order to move funds held in a qualified retirement plan to a Roth IRA, the rollover must be a “qualified rollover contribution.” Although funds rolled over to a Roth IRA from another IRA or qualified plan are subject to taxation, they may grow on a federal tax favored basis. CREF IRAs can accept only cash transfers. All noncash assets must therefore be liquidated prior to being transferred to us.

You also must meet certain income level requirements to make contributions to the Roth IRA or if you or your spouse is an active participant in an employer sponsored retirement plan, to make tax-deductible contributions to the Traditional IRA, up to the dollar limits stated above. If you are married and file a joint tax return with your spouse and make a combined adjusted gross income of less than $196,000 a year you can make annual contributions to a Roth IRA. If you are single and make an adjusted gross income of less than $120,000 a year you are also eligible to make contributions to a Roth IRA. You can contribute less than the maximum contribution amount if you are married and file jointly and your combined adjusted gross income is between $189,000 and $199,000 a year or if you are single and your adjusted gross income is between $120,000 and $135,000 a year. If you are married filing separately and lived with your spouse at any time during the tax year, you cannot make a Roth IRA contribution if your adjusted gross income exceeds $10,000 per year.

For 2018, if you are an active participant in an employer-sponsored retirement plan and you are married and file a joint tax return with your spouse and make a combined adjusted gross income of less than $121,000 a year, or you are single and make an adjusted gross income of less than $63,000 a year, you can make tax-deductible contributions to a Traditional IRA. Your tax-deductible amount is less than the maximum contribution amount if your adjusted gross income is between $101,000 and $121,000 if you are married and file jointly or if your adjusted gross income is between $63,000 and $73,000 if you are single. Different income-based eligibility rules apply if you are not an active participant in an employer-sponsored retirement plan but you have a spouse who is an active participant in an employer-sponsored retirement plan.

You can revoke an IRA up to 7 days after you establish it. Contact your qualified tax advisor for more tax information on IRAs.

Taxation of annuity benefits

Once you take a cash withdrawal or begin annuity payments, the amount you receive is usually included in your gross income for the year and taxed at the rate for ordinary income. You can exclude from your gross income any part of your payment(s) that represents the return of premiums that were paid in after-tax dollars, but not the part that comes from the tax-deferred earnings of after-tax premiums unless those earnings are part of a qualified distribution from a Roth IRA or are on amounts contributed as Roth contributions to a 401(a) or 403(b) plan and certain criteria are met before the amounts (and income on the amounts) are withdrawn.

Withholding on distributions

We must withhold federal tax at the rate of 20% from the taxable part of “eligible rollover distributions” paid directly to you. If, however, you tell us to roll over the distribution directly to an IRA or to a 401(a)/403(a), 403(b) or governmental 457(b) employer plan (i.e., we send a check directly to the other investment company and not to you), we will not withhold any federal tax. The required 20% withholding does not apply to payments from IRAs, hardship withdrawals, lifetime annuity payments, substantially equal periodic payments over your life expectancy or over 10 or more years, distributions of after-tax contributions or minimum distribution payments (“non-eligible rollover distributions”).

For the taxable portion of non-eligible rollover distributions, CREF will usually withhold federal income taxes unless you instruct CREF not to do so, and you are eligible to opt out of withholding. However, if you tell CREF not to withhold but we do not have the appropriate withholding election certificate with your taxpayer identification number on file, then CREF is still required to withhold taxes on the distribution. Nonresident aliens who pay U.S. taxes are subject to different withholding rules. Contact CREF for more information.

Early distributions

If you want to withdraw funds or begin income from any 401(a), 403(a), or 403(b) retirement plan or an IRA before you reach age 59½, you may have to pay an extra 10% “early distribution” tax on the taxable amount. Distributions that are not taxable such as distributions that you roll over to another qualified retirement plan, or a qualified distribution of your designated Roth contributions are not subject to this 10% tax.

There are certain exceptions to this penalty; you should consult with your qualified tax advisor for more information.

Minimum distribution requirements and taxes

In most cases, payments must begin from 401(a), 403(a), 403(b) and 457(b) plans by April 1 of the calendar year after the calendar year when you reach age 70½ or, if later, by retirement. Payments from an IRA (other than a Roth IRA) must begin by

College Retirement Equities Fund  ■  Statement of Additional Information     53

April 1 of the calendar year after you reach age 70½. Subject to certain limitations, you may ask us to deliver minimum distribution payments on your behalf as a qualified charitable contribution. See the “Taxes” section of the Prospectus for more information. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law to you even if you do not elect to receive them. In addition, if you do not begin distributions on time, you will be subject to a 50% excise tax on the amount you should have received but did not. Other special distribution and tax rules may apply to 457(b) plans. Consult your qualified tax advisor for more information.

Deferred compensation plans

RA and GSRA contracts are also available for deferred compensation plans. Special tax rules apply. Contact your qualified tax advisor for more information.

Diversification requirements

Section 817(h) of the IRC and the regulations under it provide that investments underlying a contract must be “adequately diversified” for it to qualify as an annuity contract under IRC section 72. CREF intends to comply with the diversification requirements under section 817(h) (currently except with respect to the Inflation-Linked Bond Account). This will affect how we make investments.

Additional information

A Registration Statement has been filed with the SEC under the 1933 Act with respect to the contracts discussed in the Prospectus and in this SAI. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this SAI. Statements contained herein concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

Financial statements

The audited financial statements for all of the Accounts are incorporated by reference from CREF’s report on Form N-CSR, for the year ended December 31, 2017, which contains the Annual Report to Participants. CREF will furnish you, without charge, a copy of the Annual Report on request. Write to College Retirement Equities Fund, 730 Third Avenue, New York, NY 10017-3206, Attention: Imaging Services, or call 877-518-9161.

The following disclosure relates to the independence of PricewaterhouseCoopers LLP (“PwC”), the independent registered public accounting firm for CREF, with respect to SEC Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”). CREF is providing this disclosure to explain PwC’s conclusions concerning its independence and its objectivity and impartiality with respect to the audits of the CREF Accounts.

The Loan Rule prohibits an independent accounting firm from having certain financial relationships with its audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm is not independent if it receives a loan from a lender or an affiliate of a lender that is a “record or beneficial owner of more than ten percent” of the audit client’s or audit client’s affiliate’s equity securities. PwC notified the TIAA-CREF Fund Complex that certain of its lenders, together with their affiliates, each owns of record in excess of ten percent of the shares of certain open-end funds in a related complex to the TIAA-CREF Fund Complex. Also, PwC has notified the TIAA-CREF Fund Complex that certain of its engagement team members and other personnel covered by the Rule have lending relationships with lenders owning more than ten percent of shares of certain funds of the TIAA-CREF Fund Complex and its affiliates.

On a periodic basis, PwC has affirmed to the Audit and Compliance Committee (“Committee”) of CREF’s Board of Trustees that PwC is an independent accountant with respect to the TIAA-CREF Fund Complex, within the meaning of PCAOB Rule 3520, Auditor Independence. PwC has advised the Committee that, after evaluating the facts and circumstances related to the matter described above, it has concluded that its financial relationship described above did not and will not impair PwC’s application of objective and impartial judgment on any issues encompassed within its audits of the financial statements of the CREF Accounts. PwC has also reported, that besides the lending relationships that involve engagement team members and other personnel, the financial relationship described above did not arise from ownership by any of its lenders or their affiliates of any shares of CREF or the other Funds in the TIAA-CREF Fund Complex, or from any action by any of the CREF Accounts or in connection with management of the TIAA-CREF Fund Complex Accounts. In addition, with respect to open-end fund shares in the TIAA-CREF Fund Complex and the related complex held by PwC’s lenders or their affiliates, PwC has stated that it believes there are several features of the holdings that demonstrate that their ownership does not call into question PwC’s objectivity and impartiality. PwC has also stated, with respect to the borrowing relationship at issue, that the debt is in good standing and the debt balance is immaterial to PwC and the lender. In addition, PwC has stated that the borrowing relationships of the key engagement partners and other engagement team members of the TIAA-CREF Fund Complex are in good standing. PwC has

54     Statement of Additional Information  ■  College Retirement Equities Fund

stated that, based on the foregoing, it believes that a reasonable investor possessing all the facts regarding PwC’s borrowing and audit relationships would conclude that PwC is able to exhibit the requisite objectivity to report on CREF’s financial statements.

In June 2016, the SEC staff issued a no-action letter that addresses a number of issues with respect to the application of the Loan Rule to registered funds and fund complexes. The letter stated that the staff would not recommend enforcement action if funds in a complex continued to use audit services performed by an audit firm that has certain lending and ownership relationships that would cause non-compliance with the Loan Rule, as long as the conditions described in the letter are met. The applicability of the assurances provided in the letter was extended indefinitely by the SEC Staff in September 2017. It is possible that the CREF Accounts may be able to rely on the assurances in the letter with respect to the relationships described above if the conditions in the letter are met. However, if the CREF Accounts were unable to rely on the letter, and it were ultimately determined that PwC was not independent with respect to CREF, that could have certain adverse consequences for CREF, including that the CREF Accounts may be required to have independent audits conducted by another independent registered public accounting firm for certain periods, and that the time involved to conduct such independent audits could impair the ability of the CREF Accounts to issue new securities under CREF’s current registration statement.

College Retirement Equities Fund  ■  Statement of Additional Information     55

Appendix A: TIAA-CREF policy statement on corporate governance as of February 2012

I. Introduction

Purpose and applicability of policy statement

The purpose of this document, including the proxy voting guidelines in Appendix A (the “Policy Statement”), is for Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF) to inform our clients, participants and shareholders, portfolio companies, stakeholders and other institutional investors about the corporate governance and social responsibility practices we expect of our portfolio companies. The principles and guidelines herein disclose how we generally vote proxies of portfolio companies. Additionally, this Policy Statement is intended to serve as a basis for dialogue with boards of directors and senior managers.

The policies and principles herein apply to publicly traded operating companies and may not be directly applicable to open-end investment companies or privately held entities. Although many of the specific policies relate primarily to companies incorporated in the United States, the underlying principles apply to all public companies in which TIAA-CREF invests throughout the world. Although TIAA is not a publicly traded company, to the extent practicable, TIAA’s internal governance practices are guided by the policies and principles articulated herein.

Why we focus on corporate governance

TIAA-CREF is an institutional investor whose mission is to help those in the academic, medical, cultural, research and government fields plan to and through retirement. We do this with a full array of financial products and services to help our participants and shareholders achieve lifetime financial security. Our clients expect us to be stewards of their savings and to help provide for their financial security.

We believe that good governance practices and responsible corporate behavior contribute to the long-term performance of public companies and are critical to well-functioning securities markets. We also believe that strong corporate governance helps reduce investment risk and ensures that shareholder capital is used effectively.

Institutional investors are the constituency whose interests are best aligned with stable and growing markets because of their long-term orientation. Furthermore, long-term investors are among the most to lose if markets deteriorate and asset prices fall.

Accordingly, we believe it is in our participants’ and shareholders’ economic interest to promote good corporate governance and to monitor and engage with portfolio companies on issues that may affect their long-term, sustainable profits.

For over forty years TIAA-CREF has advocated the merits of involved owners working to improve corporate governance. In the 1970s and 1980s, TIAA-CREF took a leadership role in opposing abusive antitakeover provisions and management entrenchment devices such as dead-hand poison pills. We were also one of the first institutional investors to engage in dialogue with portfolio companies on social responsibility issues such as automotive safety in the United States and apartheid policies in South Africa.

In the 1990s and 2000s, TIAA-CREF continued to strengthen its commitment to responsible investing and good corporate citizenship, including the establishment of the CREF Social Choice Account and other socially screened investment products that give special consideration to social concerns. Additionally, TIAA-CREF focused on influencing companies to adopt best-in-class governance practices and disclosures related to director elections, board structure and compensation.

The repeated corporate crises of the last decade (such as options backdating and other accounting-related fraud, instances of egregious compensation practices connected with poor performance, and most recently, the meltdown of the global financial sector) have highlighted the need for market participants and shareholders to re-commit to practices and behaviors that promote the long-term, sustainable health of our economy. We believe it is important that issuers and shareholders act responsibly to restore and maintain public trust and confidence in the governance of our public corporations.

In this light, we have revised this sixth edition of the Policy Statement to reflect current developments in corporate governance, social and environmental policies, the convergence of best practices across global markets, and enhanced shareholder rights and responsibilities recently granted by the U.S. Securities and Exchange Commission, Congress, and other foreign governments and regulators. Our policies continue to respect the province of boards and management to run the company while safeguarding our rights as shareholders.

The Policy Statement is reviewed periodically and is subject to amendment. The latest edition of the Policy Statement incorporating any amendments is posted on our website (www.tiaa.org).

56     Statement of Additional Information  ■  College Retirement Equities Fund

II. TIAA-CREF’s corporate governance program

A. Introduction

The TIAA and TIAA-CREF Funds Boards have delegated oversight of TIAA-CREF’s corporate governance program, including oversight of management’s development and establishment of portfolio company governance policies, to the TIAA and TIAA-CREF Funds Committees on Corporate Governance and Social Responsibility (separate committees of the TIAA board and the boards of TIAA-CREF affiliated investment companies that meet jointly and are composed entirely of independent trustees, but that vote separately on matters presented to them for approval).

TIAA-CREF’s corporate governance program is administered by a staff of professionals within the Corporate Governance Group who work collaboratively with the Asset Management Group and other internal stakeholders.

B. Governance activities

1. Proxy voting

Proxy voting is a key component of TIAA-CREF’s oversight and engagement program. It is one of our primary methods for exercising our shareholder rights and influencing the behavior of portfolio companies. TIAA-CREF commits substantial resources to making informed voting decisions in furtherance of our mission. All of our voting decisions are made in the best interest of our participants and shareholders.

TIAA-CREF’s voting policies, as described in this Policy Statement, are implemented on a case-by-case basis by the staff of our Corporate Governance Group. The staff relies on its professional judgment informed by proprietary research, reports provided by a variety of third-party research providers, consultation with our Asset Management Group and our trustees or a committee thereof. Annual disclosure of our proxy votes is available on our website and on the website of the Securities and Exchange Commission.

2. Engagement

Our preference is to engage privately with portfolio companies when we perceive shortcomings in their governance or environmental and social policies and practices that we believe impact their performance. This strategy of “quiet diplomacy” reflects our belief and past experience that informed dialogue with board members and senior executives, rather than public confrontation, will most likely lead to a mutually productive outcome.

We target portfolio companies for engagement based on research and evaluation of their governance and performance. Governance reviews are supplemented by an analysis of each company’s financial condition and risk profile conducted in conjunction with our Asset Management Group.

In prioritizing issues for engagement, we take into account their materiality, their potential impact on TIAA-CREF’s investment performance, their relevance to the marketplace, the level of public interest, the applicability of our policies and the views of TIAA-CREF’s participants and shareholders and institutional clients.

As noted, our preference is for constructive engagement strategies that can utilize private communication, minimize confrontation and attain a negotiated settlement. While quiet diplomacy remains our core strategy, particularly for domestic companies, TIAA-CREF’s engagement program involves many different activities and initiatives. Engagement may include the following activities:

• submitting shareholder resolutions

• withholding or voting against one or more directors

• requesting other investors to support our initiatives

• engaging in collaborative action with other investors

• engaging in public dialogue and commentary

• supporting an election contest or change of control transaction

• conducting a proxy solicitation

• seeking regulatory or legislative relief

• commencing or supporting litigation

• pursuing other enforcement or compliance remedies

TIAA-CREF is committed to engagement with companies and will only consider divesting from a security in the rarest of circumstances. As a matter of general investment policy, we may consider divesting or underweighting a company’s stock from our accounts in cases where we conclude that the financial or reputational risks from a company’s policies or activities are so great that continued ownership of its stock is no longer prudent.

Our policy of engagement over divestment is a matter of principle that is based on several considerations: (i) divestment would eliminate our standing and rights as a shareholder and foreclose further engagement; (ii) divestment would be likely to have negligible impact on portfolio companies or the market; (iii) divestment could result in increased costs and short-term

College Retirement Equities Fund  ■  Statement of Additional Information     57

losses; and (iv) divestment could compromise our investment strategies and negatively affect our performance. For these reasons, we believe that divestment does not offer TIAA-CREF an optimal strategy for changing the policies and practices of portfolio companies, nor is it the best means to produce long-term value for our participants and shareholders.

3. Thought leadership

In addition to proxy voting and engagement, which are actions targeted at specific companies, TIAA-CREF believes that it is important to participate in the creation, development and implementation of ideas and practices surrounding corporate governance and social responsibility in order to influence the broadest constituency possible. While the following list of activities is not necessarily exhaustive, it provides an overview of the variety of ways we participate in the corporate governance and social responsibility community.

1.  TIAA-CREF periodically publishes its policies on corporate governance, shareholder rights, social responsibility and related issues. These policies inform portfolio companies and provide the basis for our engagement activities.

2.  TIAA-CREF participates in the public debate over issues of corporate governance and responsible corporate behavior in domestic and international markets.

3.  TIAA-CREF participates in membership organizations and professional associations that seek to promote good corporate governance, protect shareholder rights and advance social responsibility. We also participate in related conferences and symposia in order to actively contribute to the development of the emerging corporate governance and social responsibility best practices.

4. TIAA-CREF sponsors research, hosts conferences and works with regulators, legislators, self-regulatory organizations, and other institutional investors to educate the business community and the investing public about governance, shareholder rights and social responsibility.

5. TIAA-CREF submits written comments on regulatory proposals and testifies before various governmental bodies, administrative agencies and self-regulatory organizations.

6.  TIAA-CREF routinely engages with professional service providers (e.g., law, executive recruiting, executive compensation and accounting firms) in order to share knowledge and influence the professionals who advise our portfolio companies on important issues.

4. International corporate governance

With a substantial share of our assets invested in equities of companies listed on foreign markets and with international holdings in over 50 countries, TIAA-CREF is recognized as one of the most influential investors in the world. We have a long history of acting on behalf of our participants and shareholders to improve corporate governance standards globally. Our international governance activities, like our domestic program, are designed to protect our investments, reduce risk and increase shareholder value. We focus our governance efforts in those foreign markets where we currently have, or expect to have in the future, significant levels of capital at risk.

Our international corporate governance program consists of: (i) selective direct engagement with foreign portfolio companies; (ii) selective collaborative engagement with other institutional investors based in foreign markets; (iii) engagement and dialogue with foreign regulators, legislators and industry groups, and (iv) active participation in global corporate governance organizations.

In addition to maintaining a leadership role as an advocate for shareholder rights and good governance globally, TIAA-CREF is committed to using our best efforts to vote our shares in international companies. Our staff is familiar with voting procedures in every country where we invest and we stay abreast of new developments occurring in those markets. Additionally, we promote reforms needed to eliminate cross-border voting inefficiencies and to improve the mechanics of proxy voting globally.

TIAA-CREF has endorsed many of the governance standards of international associations and shareholder organizations. We agree with the widely held view that the harmonization of international governance principles and standards of best practice is essential to achieve efficiency in the global capital markets. Accordingly, our governance initiatives in many non-U.S. markets with less developed corporate governance practices seek to deal with the following problems:

• Robust shareholder rights, basic governance standards of board accountability and independence, full and timely disclosure and financial transparency are in many cases still only aspirational.

• Legal and regulatory systems are still underdeveloped and means of enforcement can often be lacking.

• Listed companies dominated by controlling shareholders often blend characteristics of private and public companies, giving management and insiders too much power and minority shareholders too little.

• Foreign governments retain ownership in many local listed companies and exercise special powers that interfere with capital market efficiency.

• Foreign banks often hold large blocks of shares within the companies they do business that can create conflicts of interest.

58     Statement of Additional Information  ■  College Retirement Equities Fund

• Ambivalence about shareholder engagement, control contests and takeover bids undermines management accountability and market vitality.

• Policies and internal systems designed to avoid bribery and corruption are underdeveloped or nonexistent.

III. Shareholders rights and responsibilities

A. Introduction

TIAA-CREF recognizes that the laws, practices and customs governing company and shareholder interactions continue to vary across the globe despite recent harmonization efforts. However, we believe there are certain shareholder rights that should be respected by all publicly traded operating companies regardless of their domicile. Similarly, shareholders also have a duty to exercise their rights responsibly.

Below we outline TIAA-CREF’s basic expectations for both companies and shareholders. While in some cases the full adoption of these rights and responsibilities may still be aspirational, we believe these principles should be pursued in the interest of maintaining well-functioning markets.

B. Generally applicable shareholder rights

As owners of equity securities, shareholders rely primarily on a corporation’s board of directors to protect their interests. Unlike other groups that do business with the corporation (e.g., customers, suppliers and lenders), holders of common stock have no clear contractual protection of their interests. Instead, they place their trust in the directors, whom they elect, and use their right to vote at shareholder meetings to ensure the accountability of the board. We believe that the basic rights and principles set forth below should be guaranteed and should govern the conduct of every publicly traded company.

1.  Each Director Should Represent All Shareholders. Shareholders should have the right to expect that each director (including directors who are affiliated with either the company or a particular shareholder) is acting in the interest of all shareholders and not that of a particular constituent, special interest group or dominant shareholder.

2.  One Share, One Vote. Generally, shareholders should have the right to vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights that reduce the proportional representation of larger shareholdings. Companies that do not have a one-share-one-vote structure should periodically assess the efficacy of such a structure and provide shareholders with a rationale for maintaining such a structure.

3. Financial Equality. All shareholders should receive fair and equal financial treatment. We support measures designed to avoid preferential treatment of any shareholder.

4. Confidential Voting. Shareholders should be able to cast proxy votes in a confidential manner. Tabulation should be conducted by an Inspector of Election who is independent of management. In a contest for control, it may be appropriate to modify confidentiality provisions in order to ensure the accuracy and fairness of the voting results.

5. Vote Requirements. The board should not impose super-majority vote requirements, except in unusual cases where necessary to protect the interests of minority shareholders. Abstentions should not be included in the vote tabulation, except for purposes of determining whether a quorum is present. Shareholder votes cast “for” or “against” a proposal should be the only votes counted. The board should not combine or “bundle” disparate issues and present them for a single vote. Shareholders should have the right to vote on each separate and distinct issue.

6. Authorization and Issuance of Stock. Shareholders should have the right to approve the authorization of shares of common stock and the issuance of shares for corporate purposes in order to ensure that such actions serve a valid purpose and are consistent with shareholder interests.

7. Antitakeover Provisions. Shareholders should have the right to approve any provisions that alter fundamental shareholder rights and powers. This includes poison pills and other antitakeover devices. We strongly oppose antitakeover plans that contain “continuing director” or “deferred redemption” provisions limiting the discretion of a future board to redeem the plan. We believe that antitakeover measures should be limited by reasonable expiration periods.

8. Board Communication. Shareholders should have the ability to communicate with the board of directors. Companies should adopt and disclose procedures for shareholders to communicate their views and concerns directly to board members. Applicable regulations aimed at preventing selective disclosure of material non-public information should not be used by boards and management as a shield to meaningful dialogue with shareholders.

9. Common Language. Annual meeting agendas and disclosure documents should be published in English, the generally accepted language of international business, whenever a company has accessed global capital. Shareholders should not be disenfranchised as a result of language barriers.

College Retirement Equities Fund  ■  Statement of Additional Information     59

10. Impediments to Voting. Shareholders should be able to vote all their shares without impediments such as share blocking, beneficial owner registration, voting by show of hands, late notification of agenda items or other unreasonable requests. This is particularly problematic in many foreign markets.

11. Vote Confirmation. Shareholders should have the ability to confirm that their votes have been received and tabulated. The proxy voting process involves an extensive network of participants creating a risk that votes submitted by shareholders do not ultimately reach the corporation. Shareholders are devoting an increasing amount of resources to making their voting decisions and should be able to know that they are not being lost in the system.

12. Robust Disclosure. Shareholders should expect robust disclosure on any item on which they are voting. In order to make informed decisions, shareholders should not be reliant on a third party to gather information from multiple sources. Companies should provide information on director qualifications, independence, affiliations, related party transactions, executive compensation, conflicts of interest and other relevant governance information. Additionally, companies should provide audited financial statements that are acceptable under international governance and accounting standards.

C. Shareholder responsibilities

As providers of capital, long-term shareholders have among the most to lose if markets deteriorate and asset prices fall. This is especially true for those institutions that invest on behalf of individuals, such as TIAA-CREF, whose losses can have a broad impact on the general public’s long-term financial security. Therefore, it is critical for such investors to participate as active owners of the companies in which they invest. By acting as responsible investors, long-term shareholders help to protect not only their clients but the capital markets as a whole. We believe that the following principles provide a framework for being a responsible investor.

1. Exercise Rights Responsibly. Investors should exercise their rights responsibly to ensure companies are well-managed and positioned to drive long-term value. They should vote their shares diligently, recognizing that they are a valuable asset, and an important means to communicate with the company and other shareholders. Investors should not blindly support management, and should dedicate appropriate resources, including senior management, to proxy decisions. Further, investors should carefully and thoughtfully use the shareholder rights granted to them through regulation or the company’s bylaws. Boards and management should not have to continuously expend corporate resources responding to shareholder demands that the average prudent and responsible shareholder would deem frivolous, unreasonable or immaterial to the long-term health of the company.

2. Hold Boards Accountable. Investors should be willing to take action when they believe the board has not adequately represented their interests. Shareholders should be willing and able to remove directors when they have performed badly or have been unresponsive to less aggressive overtures.

3. Monitor Performance. Once they have made an investment decision, investors should be prepared to monitor companies and they should develop skills to do so. Monitoring includes discussions with both the board and management in differing ways, and engagement with companies on issues of concern. Shareholders should consider many factors in monitoring companies, including long-term performance, board performance, governance and other policies, strategic direction and leadership. Shareholders also should consider factors of risk, both from a perspective of whether appropriate risks are encouraged, but also monitoring performance in the context of the risk taken to achieve desired returns.

4. Promote Aligned Compensation. Shareholders should ensure that compensation policies are performance-based, appropriately tailored to meet the company’s circumstances, integrated into and consistent with the business strategy and have a long-term orientation. There are a variety of ways to achieve these objectives. Nevertheless, these strategies should be based on realistic accounting of profits as well as encompass a measurement of risk. Compensation decisions provide one of the better windows into the boardroom, and clearly reflect on the quality of the board, its priorities, its ability to balance competing interests and its independence from management. Shareholders should strive to provide thoughtful feedback to companies through engagement, proxy votes, investor policy statements and advisory votes on compensation.

5. Defend Integrity of Accounting Standards. Shareholders should take a more active position in defending the integrity of accounting standards. Accounting standards play an important role in our governance system, as the quality of reported information is effectively the lifeblood of financial markets. The purpose of financial statements should be to transparently represent the true condition of the reporting entity. If a company or industry is volatile or risky, the financial statements should represent this. Investors are otherwise unable to effectively judge risk and allocate capital appropriately.

6. Increase Communication. Shareholders and boards should work together to develop constructive solutions to the risks posed by governance problems. Communication can be structured or unstructured or formal or informal, but whatever method is used, it should take place as necessary to ensure alignment and understanding of goals.

7. Encourage Long-Term Orientation. The adoption of a long-term perspective should encourage boards and management to generate policies for sustainable growth and earnings, and discourage excessive short-term risk taking. Investors should have discipline in ensuring that they themselves are acting in the long-term interests of their beneficiaries, ranging from

60     Statement of Additional Information  ■  College Retirement Equities Fund

dedicating the proper resources to governance and monitoring to ensuring their own reward system is consistent with a long-term strategy.

8. Strengthen Investors’ Own Governance. Large mutual funds and pension funds hold significant stakes in corporate America and, therefore, have the greatest potential ability to influence corporate policies. However, in order to be credible advocates, they should hold themselves to high standards of governance appropriate for their own operations. Fund governance practices, which understandably differ from governance practices for publicly traded operating companies in certain respects, still should be examined to ensure that any potential conflicts of interests are properly managed and that fiduciary obligations are met.

9. Ensure Responsible Securities Lending. Institutional investors must balance their responsibility to be active owners with their duty to generate optimal financial returns for their beneficiaries. Securities lending practices can create a conflict with respect to whether to recall loaned securities in order to vote, or not to recall in order to preserve lending fee revenue. In the U.S., the lack of advance notice of agenda items prior to the record date can further complicate an investor’s securities recall decision. To address these issues, institutional investors should develop new policies or enhance existing ones governing their securities lending and proxy voting practices. The policies should require the investor to conduct an analysis of the relative value of lending fees versus voting rights in any given situation and require a recall of securities when the investor believes the exercise of voting rights may be necessary to maximize the long-term value of its investments despite the loss of lending fee revenue. Further, to the extent practicable and consistent with applicable regulations and existing contractual obligations, the policy should require the investor to monitor its securities lending program.

IV. Corporate governance principles

A. Introduction

TIAA-CREF believes that no matter where a company is located, once it elects to access capital from the public it becomes subject to basic principles of corporate governance. Corporate governance standards must balance two goals—protecting the interests of shareholders while respecting the duty of boards and managers to direct and manage the affairs of the corporation. The corporate governance policies set forth in this Policy Statement seek to ensure board and management accountability, sustain a culture of integrity, contribute to the strength and continuity of corporate leadership and promote the long-term growth and profitability of the business enterprise. At the same time, these policies are designed to safeguard our rights as shareholders and provide an active and vigilant line of defense against fraud, breaches of integrity and abuses of authority.

Below we present our basic expectations of portfolio companies. While we recognize that companies outside the United States are subject to different laws, standards and customs and are mindful that cultural differences need to be respected, we do not believe this should result in companies failing to comply with the principles presented. Furthermore, we are also mindful that companies face unique situations and that a one size fits all approach to corporate governance is not practical. However, when a company chooses to not to adopt a generally accepted governance practice, we expect disclosure explaining why such a decision was appropriate.

B. Expectations of portfolio companies

1. The board of directors

The board of directors in their representation of the long-term interest of shareholders is responsible for, among other things: (i) overseeing the development of the corporation’s long-term business strategy and monitoring its implementation; (ii) assuring the corporation’s financial integrity; (iii) developing compensation and succession planning policies; (iv) setting the ethical tone for the company; and (v) ensuring management accountability.

To fulfill these responsibilities, the board must establish good governance policies and practices. Good governance is essential to the board’s fulfillment of its duties of care and loyalty. Shareholders in turn are obligated to monitor the board’s activities and hold directors accountable for the fulfillment of their duties.

TIAA-CREF has adopted the following principles for board structure and process:

Board membership

1. Director Independence. The board should be composed of a substantial majority of independent directors. A periodic examination of all relevant information should be conducted to ensure compliance with this policy. TIAA-CREF has long advocated for director independence, which is now widely accepted as the keystone of good corporate governance. The definition of independence should not be limited to stock exchange listing standards. At a minimum, we believe that to be independent a director and his or her immediate family members should have neither present or recent employment with the company, nor any substantial connection of a personal or financial nature other than ownership of equity in the company. Boards should be mindful that personal or business relationships, even without a financial component, can compromise independence. Any director who a disinterested observer would reasonably consider to have a “substantial” relationship with the company should not be considered independent. Independence requirements should be interpreted

College Retirement Equities Fund  ■  Statement of Additional Information     61

broadly to ensure there is no conflict of interest, in fact or in appearance, that might compromise a director’s objectivity and loyalty to shareholders.

2. Director Election. As discussed in more detail below, TIAA-CREF believes that a company’s charter or bylaws should dictate that directors be elected annually by a majority of votes cast.

3. Director Compensation. Directors should have a direct, personal and meaningful investment in the common stock of the company. We believe that stock ownership helps align board members’ interests with those of shareholders. Director compensation programs should include a balanced mix of cash and equity and be structured to encourage a long-term perspective.

4. Disclosure of Monetary Arrangements. Any monetary arrangements between the company and directors outside normal board activities should be approved by the board and disclosed to shareholders. Such monetary arrangements are generally discouraged, as they may compromise a director’s independence.

5. Other Commitments. Prior to nominating directors, the nominating and governance committee should ensure that directors are able to devote the necessary time and energy to fulfill their board responsibilities. Considerations should include current employment responsibilities, other board and committee commitments and the travel required to attend board meetings in person.

6. Director Education. Companies should encourage directors to attend education programs offered by the company as well as those offered externally. After an orientation program to acclimate new directors to the company’s operations and culture, directors should also receive continued training to increase their knowledge and understanding of the company’s businesses and operations. They should enroll in education programs to improve their industry-specific knowledge and understanding of their responsibilities.

Director elections

TIAA-CREF has adopted the following policy on director elections:

1. Directors should be elected annually by a majority rather than a plurality of votes cast.*

2. In the election of directors, shareholders should have the right to vote “for,” “against,” or “abstain.”

3. In any election where there are more candidates on the proxy than seats to be filled, directors should be elected by a plurality of votes cast.*

4. Any incumbent candidate in an uncontested election who fails to receive a majority of votes cast should be required to tender an irrevocable letter of resignation to the board. The board should decide promptly whether to accept the resignation or to seat the incumbent candidate and should disclose the reasons for its decision.

5. Amendments to a company’s director election standards should be subject to a majority vote of shareholders.

* Votes cast should include “withholds.” Votes cast should not include “abstains,” except that “abstains” should be counted as present for quorum.

Director nomination

1. Director Retirement Policy. Although TIAA-CREF does not support arbitrary limits on the length of director service, we believe boards should establish a formal director retirement policy. A director retirement policy can contribute to board stability, vitality and renewal.

2. Director Qualifications. The board should be composed of individuals who can contribute expertise and judgment, based on their professional qualifications and business experience. The board should reflect a diversity of background and experience. All directors serving on the audit committee should be financially literate and at least one director should qualify as a financial expert. All directors should be prepared to devote substantial time and effort to board duties, taking into account their other professional responsibilities and board memberships.

3. Shareholder Nominations. Boards should establish and disclose the process by which shareholders can submit nominations to be considered by the board. If the nomination is not accepted, the board should communicate to that shareholder a reason for not accepting the nomination.

4. Proxy Access. TIAA-CREF believes that shareholders should have the right to place their director nominees on the company’s proxy and ballot in accordance with applicable law, or absent such law if reasonable conditions are met. The board should not take actions designed to prevent the full execution of this right.

Board responsibilities

1. Monitoring and Oversight. In fulfilling its duty to monitor the management of the corporate enterprise, the board should: (i) be a model of integrity and inspire a culture of responsible behavior and high ethical standards; (ii) ensure that corporate resources are used only for appropriate business purposes; (iii) mandate strong internal controls, avoid conflicts of interest, promote fiscal accountability and ensure compliance with applicable laws and regulations; (iv) implement procedures to ensure that the board is promptly informed of any violations of corporate standards; (v) through the Audit

62     Statement of Additional Information  ■  College Retirement Equities Fund

Committee, engage directly in the selection and oversight of the corporation’s external audit firm; and (vi) develop, disclose and enforce a clear and meaningful set of corporate governance principles.

2. Strategic Business Planning. The board should participate with management in the development of the company’s strategic business plan and should engage in a comprehensive review of strategy with management at least annually. The board should monitor the company’s performance and strategic direction, while holding management responsible for implementing the strategic plan.

3. CEO Selection, Evaluation and Succession Planning. One of the board’s most important responsibilities is the selection, development and evaluation of executive leadership. Strong, stable leadership with proper values is critical to the success of the corporate enterprise. The board should continuously monitor and evaluate the performance of the CEO and senior executives, and should oversee a succession plan for executive management. The board should disclose the succession planning process generally.

4. Equity Policy. The board should develop an equity policy that determines the proportion of the company’s stock to be made available for compensation and other purposes. The policy should establish clear limits on the number of shares to be used for options and other forms of equity grants. The policy should set forth the goals of equity compensation and their links to performance.

Board operation

1. Board Size. The board should be large enough to provide expertise and diversity and allow key committees to be staffed with independent directors, but small enough to encourage collegial deliberation with the active participation of all members.

2. Executive Sessions. The full board and each board committee should hold regular executive sessions at which only independent directors are present. Executive sessions foster a culture of independence and provide opportunities for directors to engage in open discussion of issues that might be inhibited by the presence of management. Executive sessions can be used to evaluate CEO performance, discuss executive compensation and deal with internal board matters.

3. Board Evaluation. The board should conduct an annual evaluation of its performance and that of its key committees. Evaluation criteria linked to board and committee responsibilities and goals should be set forth in the charter and governance policies. In addition to providing director orientation and education, the board should consider other ways to strengthen director performance, including individual director evaluations.

4. Indemnification and Liability. It is appropriate for companies to indemnify directors for liability and legal expenses that arise in connection with their board service to the extent provided by law. However, when a court, regulator or other authoritative body has made a final determination that serious misconduct (e.g., fraud, gross negligence and breach of duty or loyalty) has occurred, then directors should not be indemnified.

5. Role of the Chairman. In recent years public confidence in board independence has been undermined by an array of scandals, fraud, accounting restatements, options backdating, abuses in CEO compensation, perquisites and special privileges. These issues have highlighted the need for boards to be (and to be perceived as) fully independent, cost conscious, free of conflicts, protective of shareholder interests and capable of objectivity, toughness and independence in their oversight of executive management.

In order to ensure independent oversight, TIAA-CREF believes that the separation of CEO and chair or appointment of a lead independent director is appropriate. In addition to disclosing why a specific structure has been selected, when the CEO and chair roles are combined, a company should disclose how the lead independent director’s role is structured to ensure they provide an appropriate counterbalance to the CEO/chair.

Board organization

Boards should establish at least three standing committees—an audit committee, a compensation committee and a nominating and governance committee—all composed exclusively of independent directors. The credibility of the board will depend in large part on the vigorous demonstration of independence by these standing committees.

While the responsibilities of the three primary standing committees are generally established through laws and listing standards, TIAA-CREF believes that specific attention should be given to the following:

Compensation Committee

The Compensation Committee is responsible for oversight of the company’s compensation and benefit programs, including performance-based plans and policies that attract, motivate, retain and incentivize executive leadership to create long-term shareholder value. Committee members should have an understanding of competitive compensation and be able to critically compare the company’s plans and practices to those offered by the company’s peers. Committee members should be independent-minded, well informed, capable of dealing with sensitive decisions and scrupulous about avoiding conflicts of interest. Committee members should understand the relationship of individual components of compensation to total

College Retirement Equities Fund  ■  Statement of Additional Information     63

compensation. The committee, in conjunction with the full board, should confirm that the Compensation Discussion and Analysis (CD&A) accurately reflects the compensation decisions made. Since compensation practices receive such great scrutiny, below we provide principles that we believe should guide the committee’s compensation decisions.

Audit Committee

The Audit Committee oversees the company’s accounting, compliance and in most cases risk management practices. It is responsible for ensuring the full and fair disclosure of the company’s financial condition. The Audit Committee operates at the intersection of the board, management, independent auditors and internal auditors. It has sole authority to hire and fire the corporation’s independent auditors and to set and approve their compensation. The Audit Committee is also responsible for overseeing the adequacy and effectiveness of the company’s internal controls. The internal audit team should report directly to the Audit Committee.

Nominating and Governance Committee

The Nominating and Governance Committee oversees the company’s corporate governance practices and the selection and evaluation of directors. The committee is responsible for establishing board structure and governance policies that conform to regulatory and exchange listing requirements and ensuring the appropriate and effective board oversight of the company’s business. When the company’s board structure and/or governance policies are not consistent with generally accepted best practices, the committee should ensure that shareholders are provided with a reasonable explanation why the selected structure and policies are appropriate.

In addition to the three primary standing committees established through laws and listing standards, boards should also establish additional committees as needed to fulfill their duties. These may include executive, corporate governance, finance, technology, investment, customers and product, operations, human resources, public affairs, sustainability and risk committees.

TIAA-CREF has adopted the following principles for committees of the board:

1. Each committee charter should specifically identify the role the committee plays in the overall risk management structure of the board. When a company faces numerous or acute risks, financially or operationally, the board should disclose why the current risk management structure is appropriate.

2. Each committee should have the power to hire independent experts and advisors.

3. Each committee should report to the full board on the issues and decisions for which it is responsible.

4. Whenever a company is the subject of a shareholder engagement initiative or resolution, the appropriate committee should review the matter and the proposed management response.

2. Executive compensation

Recently, there has been an intensive focus on executive compensation by shareholders, legislators, regulators and other observers. TIAA-CREF does not believe in prescribing specific compensation programs or practices for our portfolio companies. We are mindful that each company’s situation is unique and encourage the board to craft a compensation program that is appropriately customized. As long-term investors, we support compensation policies that promote and reward the creation of long-term sustainable shareholder value.

We appreciate that boards of directors, not shareholders, are in the best position to take all of the relevant factors into consideration in establishing an executive compensation program that will attract, retain and appropriately incentivize executive management to strengthen performance and create long-term sustainable value for shareholders.

However, shareholders do have an important role in assessing the board’s stewardship of executive compensation and should engage in discussions when they believe compensation programs are not aligned in the best interests of shareholders. To that end, the board, through its Compensation Committee, along with executive management, is responsible for providing shareholders with a detailed explanation of the company’s compensation philosophy, including explanations of all components of the program, through disclosure in the CD&A and the board Compensation Committee Report.

Although we do not prescribe specifics, below we outline the general principles that should guide the establishment of compensation plans and CD&A disclosures.

General principles

Executive compensation should be based on the following principles:

1. Compensation should be objectively linked to appropriate company-specific metrics that drive long-term sustainable value and reflect operational parameters that are affected by the decisions of the executives being compensated.

2. Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.

3. Compensation should include a mixture of cash and equity that is appropriate based on the company’s compensation philosophy without incentivising excessive risk.

64     Statement of Additional Information  ■  College Retirement Equities Fund

4. Compensation should consider the overall performance of the company as well as be based on each executive’s responsibilities and criteria that are actually within each executive’s control or influence.

5. Compensation should be reasonable by prevailing industry standards, appropriate to the company’s size and complexity, and fair relative to pay practices throughout the company.

6. The board should not unduly rely on comparative industry data and other outside surveys to make compensation determinations, especially if such information is inconsistent with the company’s compensation philosophy.

7. Compensation Committees should work only with consultants who are independent of management.

8. Companies should use peer groups that are consistent with their industry, size, scope and market for executive talent.

9. Executive performance evaluations should include a balance between formulaic and subjective analysis without being overly reliant on either.

10. If employment contracts are in place for named executive officers, such contracts should balance the need to attract and retain the services of the executive with the obligation to avoid exposing the company to liability, unintended costs and excessive transfers of corporate treasury; especially in the event of terminations for misconduct, gross mismanagement or other reasons constituting a “for cause” termination.

Principles specific to equity-based compensation plans

While equity-based compensation can offer great incentives to management, it can also have great impact on shareholder value. The need for directors to monitor and control the use of equity in executive compensation has increased in recent years. It is the board of directors that is responsible for oversight of the company’s equity compensation programs and for the adequacy of their disclosure.

In general, equity-based compensation should be based upon the following principles:

1. The use of equity in compensation programs should be determined by the board’s equity policy. Dilution of shareholder equity should be carefully considered and managed, not simply an unintended consequence.

2. All plans that provide for the distribution of stock or stock options should be submitted to shareholders for approval.

3. Equity-based plans should take a balanced approach to the types of equity used. Equity that is not linked to performance metrics runs the risk of rewarding or punishing executives for market movements beyond their control.

4. Equity-based plans should be judicious in the use of stock options. When used inappropriately, option grants can provide incentives for management to focus on the company’s short-term stock price rather than long-term performance.

5. Equity-based plans should specifically prohibit “mega grants,” defined as grants to executives of stock options whose value at the time of the grant exceeds a reasonable multiple of the recipient’s total cash compensation.

6. Equity-based plans should establish minimum vesting requirements and avoid accelerated vesting.

7. Equity-based plans should specifically prohibit any direct or indirect change to the strike price or value of options without the approval of shareholders.

8. Companies should support requirements for stock obtained through exercise of options to be held by executives for substantial periods of time, apart from partial sales permitted to meet tax liabilities caused by such exercise. Companies should establish holding periods commensurate with pay level and seniority.

9. Companies should require and specify minimum stock ownership requirements for directors and company executives to ensure their interests are aligned with shareholders.

10. Backdating of option grants should be prohibited. Issuance of stock or stock options timed to take advantage of nonpublic information with short-term implications for the stock price should also be prohibited.

11. Equity plans should prohibit recipients from hedging or otherwise reducing their exposure to changes in the company’s stock price as this can result in their interests no longer being aligned with shareholders.

12. Generally, dividends (or equivalents) associated with unvested shares should be accrued, payable after the shares have vested and such amounts should be disclosed. However, if dividends are paid on unvested shares then such payment amounts should be disclosed along with a reasonable rationale.

Compensation discussion and analysis

A company’s compensation disclosure should be based on the following principles:

1. The disclosure should be clear, concise and generally able to be understood by any reasonably informed shareholder.

2. The disclosure should explain how the program seeks to identify and reward the value added by management.

3. The disclosure should identify how compensation is linked to long-term sustainable value creation.

4. Performance metrics, weights and targets should be disclosed, including why they are appropriate given the company’s business objectives and how they drive long-term sustainable value.

5. When possible, charts should be used in conjunction with narratives to enhance comprehension.

College Retirement Equities Fund  ■  Statement of Additional Information     65

6. When compensation decisions are inconsistent with generally accepted practices, care should be given to provide shareholders with a reasonable explanation as to why such actions were deemed appropriate.

7. Significant changes to the compensation program from year to year and accompanying rationale should be prominently identified.

8. Companies should explain their rationale for the peer group selected, including reasons for (a) changes to the group from year to year and (b) any differences in the peer group of companies used for strategic and business purposes and the peer group used for compensation decisions.

9. Non-GAAP financial performance measures should be presented alongside their GAAP counterparts with an explanation of why each adjustment was made.

10. Tax gross-ups, if not generally available to all employees, should be accompanied by disclosure explaining why they are reasonable and necessary.

11. If employment contracts are in place for named executive officers, such contracts should be disclosed in detail with an explanation of how such contracts are in the best interest of the company and its shareholders.

V. Environmental and social issues

A. Introduction

As a matter of good corporate governance, boards should carefully consider the strategic impact of environmental and social responsibility on long-term shareholder value. Over the last several years, numerous innovative best practices have emerged within corporations that promote risk management (including reputational risk) and sustainable competitiveness. TIAA-CREF believes that companies and boards should exercise diligence in their consideration of environmental and social issues, analyze the strategic and economic questions they raise and disclose their environmental and social policies and practices. To ensure companies have the best possible information about their relationship with their stakeholders, directors should encourage dialogue between the company and its investors, employees, customers, suppliers and the larger community.

We believe that investors should encourage a long-term perspective regarding sustainability and social responsibility, which may impact the long-term performance of both individual companies and the market as a whole. We communicate directly with companies to encourage careful consideration of sustainable practices and disclosure. TIAA-CREF may support reasonable shareholder resolutions on social and environmental topics that raise relevant economic issues for companies. In casting our votes, we consider whether the resolution respects the proper role of shareholders and boards in overseeing company policy, as well as any steps that the company may have taken to address concerns.

B. Issues of concern

While our policies are not intended to be prescriptive, we believe that the following issues merit board and investor attention:

1. Environment and health

We believe that changes in the natural environment, associated human health concerns, and growing national and international efforts to mitigate these concerns will pose risks and opportunities for companies. In particular:

• A company’s greenhouse gas emissions and its vulnerability to climate change may represent both short-term and long-term potential risks;

• Hazards related to safety or toxic emissions at business facilities may expose companies to such risks as regulatory penalties, legal liability, diminished reputation, increased cost and loss of market share;

• Expectations of growing resource scarcity, especially with regard to energy, biodiversity, water and forest resources present long-term challenges and uncertainties for businesses; and

• Significant public health impacts may result from company operations and products, and global health pandemics may disrupt company operations and long-term growth.

Conversely, strategic management of health and environmental challenges may provide opportunities for enhanced efficiency, reputation, product innovation and competitive advantage. We believe that boards and managers should integrate health and environmental considerations into strategic deliberations. Consistent with long-term business strategic goals, companies should develop and implement policies designed both to mitigate and adapt to these challenges, and to make reasonable disclosures about efforts to manage these concerns.

2. Human rights

Adoption and enforcement of human rights codes and fair labor standards, including supply and distribution chains where appropriate, can help a company protect its reputation, increase worker productivity, reduce liability, improve customer loyalty and gain competitive advantage.

Companies may face legal or reputational risks relating to perceived violations, or complicity in violations, of internationally recognized human rights. While it is the duty of states to protect labor and human rights through the enforcement of national

66     Statement of Additional Information  ■  College Retirement Equities Fund

and local laws, companies should strive to respect these rights by developing policies and practices to avoid infringing on the rights of workers, communities and other stakeholders throughout their global operations.

The international community has established numerous conventions, covenants and declarations which together form a generally accepted framework for universal human rights. Though most of these instruments are intended to define state duties, the principles underlying these standards form the basis for public judgments about corporate human rights performance. Companies should determine which of these rights may be impacted by company operations and relationships and adopt labor and human rights policies that are consistent with the fundamental attributes of these norms. Examples include freedom of expression, personal security, indigenous rights and labor standards related to child and forced labor, discrimination, and freedom of association and collective bargaining.

Companies should be transparent about their policies and develop monitoring systems to ensure compliance by employees, and, where appropriate, business partners. Companies should pay heightened attention to human rights in regions characterized by conflict or weak governance, while it may be more appropriate to emphasize legal compliance in stable countries with well-functioning governments and regulatory systems in place.

In the experience of TIAA-CREF, long-term shareholder engagement with companies is the most effective and appropriate means of promoting corporate respect for human rights. However, in the rarest of circumstances and consistent with Section II of this document, we may, as a last resort, consider divesting from companies we judge to be complicit in genocide and crimes against humanity, the most serious human rights violations, after sustained efforts at dialogue have failed and divestment can be undertaken in a manner consistent with our fiduciary duties.

3. Diversity and non-discrimination

Promoting diversity and maintaining inclusive workplace standards can help companies improve decision making, attract and retain a talented and diverse workforce and compete more effectively. Boards and management should strive to create a culture of inclusiveness and acceptance of differences at all levels of the corporation. Companies should be aware of any potential failures to provide equal opportunities and develop policies and initiatives to address any concerns.

Boards of directors can also benefit from a diversity of perspective and demographics. Though we do not believe in quotas, we believe that nominating committees should develop appropriate diversity criteria for director searches to ensure that candidates are drawn from the broadest possible pool of talent. Companies should disclose how diversity policies support corporate efforts to strengthen the effectiveness of their boards.

Given changing cultural norms, companies should reference sexual orientation and gender identity in corporate non-discrimination policies, even when not specifically required by law.

4. Philanthropy and corporate political influence

Without effective oversight, excessive or poorly managed corporate political spending may pose risks to shareholders, including the risk that corporate political spending may benefit political insiders at the expense of shareholder interests. Given increased public scrutiny of corporate political activities, we believe it is the responsibility of company boards to review and disclose the use of corporate assets to influence the outcomes of elections. Companies involved in political activities should disclose information about contributions as well as the board and management oversight procedures designed to ensure that political expenditures are made in compliance with all laws and in the best interests of shareholders.

Boards should also oversee charitable contributions to ensure that these are consistent with the values and strategy of the corporation. Companies should disclose their corporate charitable contributions, and boards should adopt policies that prohibit corporate contributions that would pose any actual or perceived risk to director independence.

5. Product responsibility

Failure to manage the potential hazards created by their products and services can create long-term risks for companies and undermine public faith in the market. Companies that demonstrate ethical behavior and diligence with regard to product safety and suitability can avoid reputational and liability risks and strengthen their competitive position.

Companies should carefully analyze the potential risks related to the use of their products, develop policies to manage any potential concerns, and disclose results to shareholders.

Appendix A: Proxy voting guidelines

A. Introduction

TIAA-CREF’s voting practices are guided by our mission and obligations to our participants and shareholders. As indicated in this Policy Statement, we monitor portfolio companies’ governance, social and environmental practices to ensure that boards consider these factors in the context of their strategic deliberations.

The following guidelines are intended to assist portfolio companies, participants and shareholders and other interested parties in understanding how TIAA-CREF is likely to vote on governance, compensation, social and environmental issues. The list is not exhaustive and does not necessarily represent how TIAA-CREF will vote on any particular proposal. We vote proxies in

College Retirement Equities Fund  ■  Statement of Additional Information     67

accordance to what we believe is in the best interest of our participants and shareholders. In making those decisions the Corporate Governance staff takes into account many factors, including input from our Asset Management Group and third-party research. We consider specific company context, including governance practices and financial performance. It is our belief that a one size fits all approach to proxy voting is not appropriate.

We establish voting policies with respect to both management proposals and shareholder resolutions. Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes good corporate governance and is related to economic performance and shareholder value; and (iii) whether the information and actions recommended by the resolution are reasonable and practical. In instances where we agree with the concerns raised by proponents but do not believe that the policies or actions requested are appropriate, TIAA-CREF will generally abstain on the resolution.

Where appropriate, we will accompany our vote with a letter of explanation.

B. Guidelines for board-related issues

Policy governing votes on directors:

General Policy: TIAA-CREF will generally vote in favor of the board’s nominees. However, we will consider withholding or voting against some or all directors in the following circumstances:

• When we conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include: issuance of backdated or spring loaded options, excessively dilutive equity grants, egregious compensation practices, unequal treatment of shareholders, adoption of inappropriate antitakeover devices, and unjustified dismissal of auditors.

• When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions.

• When less than a majority of the company’s directors are independent, by TIAA-CREF standards of independence.

• When a director has consistently failed to attend board and committee meetings without an appropriate rationale being provided.

In cases where TIAA-CREF decides to withhold or vote against the entire board of directors, we will also abstain or vote against a provision on the proxy granting discretionary power to vote on “other business” arising at the shareholders’ meeting.

Contested elections:

General Policy: TIAA-CREF will generally vote for the candidates we believe will best represent the interests of long-term shareholders.

Majority vote for the election of directors:

General Policy: As indicated in Section IV of this Policy Statement, TIAA-CREF will generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

Reimbursement of expenses for dissident shareholder nominees:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that the company reimburse certain expenses related to the cost of dissident short-slate director campaigns or election contests.

Establish specific board committees:

General Policy: TIAA-CREF will generally vote against shareholder resolutions asking the company to establish specific board committees unless we believe specific circumstances dictate otherwise.

Annual election of directors:

General Policy: TIAA-CREF will generally support shareholder resolutions asking that each member of the board stand for reelection annually.

Cumulative voting:

General Policy: TIAA-CREF will generally not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of “special interest” directors.

C. Guidelines for other governance issues

Separation of Chairman and Chief Executive Officer:

General Policy: TIAA-CREF will generally not support shareholder resolutions asking that the roles of Chairman and CEO be separated. However we may support such resolutions where we believe that there is not a bona fide lead independent director and the company’s corporate governance practices or business performance are materially deficient.

68     Statement of Additional Information  ■  College Retirement Equities Fund

Ratification of auditor:

General Policy: TIAA-CREF will generally support the board’s choice of auditor and believe we should be able to do so annually. However, TIAA-CREF will consider voting against the ratification of an audit firm where non-audit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, or where the auditors’ independence is questionable.

Supermajority vote requirements:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

Dual-class common stock and unequal voting rights:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of dual classes of common stock with unequal voting rights or special privileges.

Right to call a special meeting:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the right to call a special meeting. However, we believe a 25% ownership level is reasonable and generally would not be supportive of proposals to lower the threshold if it is already at that level.

Right to act by written consent:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that they be granted the ability to act by written consent.

Antitakeover devices (Poison Pills):

General Policy: TIAA-CREF will consider on a case-by-case basis proposals relating to the adoption or rescission of anti-takeover devices with attention to the following criteria:

• Whether the company has demonstrated a need for antitakeover protection;

• Whether the provisions of the device are in line with generally accepted governance principles;

• Whether the company has submitted the device for shareholder approval; and

• Whether the proposal arises in the context of a takeover bid or contest for control.

TIAA-CREF will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

Reincorporation:

General Policy: TIAA-CREF will evaluate on a case-by-case basis proposals for reincorporation taking into account the intention of the proposal, established laws of the new domicile and jurisprudence of the target domicile. We will not support the proposal if we believe the intention is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

D. Guidelines for compensation issues

Equity-based compensation plans:

General Policy: TIAA-CREF will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where total potential dilution from equity compensation exceeds 10%. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

We generally note the following red flags when evaluating executive compensation:

• Excessive Equity Grants: TIAA-CREF will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

• Lack of Minimum Vesting Requirements: TIAA-CREF believes that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

• Undisclosed or Inadequate Performance Metrics: TIAA-CREF believes that performance goals for equity grants should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the equity plan will drive long-term value creation.

• Misalignment of Interests: TIAA-CREF supports equity ownership requirements for senior executives and directors to align their interests with those of shareholders.

College Retirement Equities Fund  ■  Statement of Additional Information     69

• Reload Options: TIAA-CREF will generally not support “reload” options that are automatically replaced at market price following exercise of initial grants. Reload options can lead to excessive dilution and overgenerous benefits and allow recipients to lock in increases in stock price that occur over the duration of the option plan with no attendant risk.

• Mega Grants: TIAA-CREF will generally not support mega grants. A company’s history of such excessive grant practices may prompt TIAA-CREF to vote against the stock plans and the directors who approve them. Mega grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance.

• Undisclosed or Inappropriate Option Pricing: TIAA-CREF will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

• Repricing Options: TIAA-CREF will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are more likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

• Excess Discretion: TIAA-CREF will generally not support plans where significant terms of awards—such as coverage, option price, or type of awards—are unspecified, or where the board has too much discretion to override minimum vesting and/or performance requirements.

• Evergreen Features: TIAA-CREF will generally not support option plans that contain evergreen features which reserve a specified percentage of outstanding shares for award each year and lack a termination date. Evergreen features can undermine control of stock issuance and lead to excessive dilution.

Shareholder resolutions on executive compensation:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions related to specific compensation practices. Generally, we believe specific practices are the purview of the board.

Advisory vote on compensation disclosure:

General Policy: TIAA-CREF prefers that companies offer an annual non-binding vote on executive compensation (“say on pay”). In absence of an annual vote, companies should clearly articulate the rationale behind offering the vote less frequently. We will consider on a case-by-case basis advisory votes on executive compensation proposals with reference to our compensation disclosure principles noted in Section IV of this Policy Statement.

Golden parachutes:

General Policy: TIAA-CREF will vote on a case-by-case basis on golden parachute proposals taking into account the structure of the agreement and the circumstances of the situation. However, we would prefer to see a double trigger on all change of control agreements.

E. Guidelines for environmental and social issues

As indicated in Section V, TIAA-CREF will generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors have the responsibility to determine the strategic impact of environmental and social issues and that they should disclose to shareholders how they are dealing with these issues.

Global climate change:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions, the impact of climate change on a company’s business activities and products and strategies designed to reduce the company’s long-term impact on the global climate.

Use of natural resources:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve the efficiency of its use of natural resources.

Impact on ecosystems:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful impacts or other hazards that result from its operations or activities to local, regional or global ecosystems.

70     Statement of Additional Information  ■  College Retirement Equities Fund

Global labor standards:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s labor standards and enforcement practices, as well as the establishment of global labor policies based upon internationally recognized standards.

Diversity and non-discrimination:

General Policies:

• TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s non-discrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

• TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce and board diversity policies and practices.

Global human rights codes of conduct:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s human rights standards and the establishment of global human rights policies, especially regarding company operations in conflict zones or weak governance.

Corporate response to global health risks:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to significant public health impacts resulting from company operations and products, as well as the impact of global health pandemics on the company’s operations and long-term growth.

Corporate political influence:

General Policies:

• TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s political expenditures, including board oversight procedures, direct political expenditures, and contributions to third parties for the purpose of influencing election results.

• TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities.

• TIAA-CREF may consider not supporting shareholder resolutions that appear to promote a political agenda that is contrary to the mission or values of TIAA-CREF or the long-term health of the corporation.

Animal welfare:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions asking for reports on the company’s impact on animal welfare.

Product responsibility:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure relating to the safety and impact of a company’s products on the customers and communities it serves.

Predatory lending:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions asking companies for disclosure about the impact of lending activities on borrowers and policies designed to prevent predatory lending practices.

Tobacco:

General Policies:

• TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to risks associated with tobacco use and efforts by a company to reduce exposure to tobacco products among the young or other vulnerable populations.

• TIAA-CREF will generally not support shareholder resolutions seeking to alter the investment policies of financial institutions or to require divestment of tobacco company stocks.

Proxy access:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder proposals asking that the company implement a form of proxy access. We firmly believe that proxy access is an important shareholder right that should be implemented with sensible standards and used responsibly. In making our voting decision, we will consider several factors including but not limited to: current performance of the company, minimum filing thresholds, existing governance issues and board/management responsiveness to material shareholder concerns.

College Retirement Equities Fund  ■  Statement of Additional Information     71

TIAA

730 Third Avenue

New York, NY 10017

a

Printed on paper containing recycled fiber	A10894 (5/18)

PART C

OTHER INFORMATION

Item 29.	Financial Statements and Exhibits

(a)	Financial statements.

All required financial statements for each of the Accounts of the College Retirement Equities Fund (“CREF”) are incorporated into Part B of this Registration Statement by reference to the Annual Report to Participants dated December 31, 2017 and Statement of Investments as filed with the Commission as part of the Form N-CSR on March 1, 2018.

(b)	Exhibits:

	(1)	Not Applicable

	(2)	(a)	Charter of CREF (as amended)(6)

		(b)	Constitution of CREF (as amended) (7)

		(c)	Bylaws of CREF (as amended) (8)

		(d)	Amended By-Laws December 3, 2013 *

	(3)	(a)	Custodial Services Agreement with The Chase Manhattan Bank, N.A.(4)

		(b)	Custodian Services Agreement with Bankers Trust Company (as amended) (4)

		(c)	Indenture Agreement between CREF and Canada Permanent Trust Company (1)

		(d)	Custodial Services Agreement between CREF and Morgan Guaranty Trust Company (as assigned to Bank of New York)(4)

		(e)	Custodial Services Agreement between CREF and Morgan Guaranty Trust Company (as assigned to Bank of New York) (Bond Market Account)(4)

		(f)	Custodial Services Agreement between CREF and Morgan Guaranty Trust Company (as assigned to Bank of New York) (Social Choice Account)(4)

		(g)	Custodial Services Agreement between CREF and Bank of New York (Inflation-Linked Bond Account)(3)

		(h)	Master Custodian Agreement dated November 20, 2007 between CREF, State Street Bank and Trust Company (“State Street”) and certain other parties thereto(11)

		(i)	Custody Termination Notice dated December 3, 2007 to Bank of New York Mellon Co. (11)

		(j)	Custody Termination Notice dated December 12, 2007 to JP Morgan Chase Bank(11)

		(k)	Form of Custodial Undertaking In Connection with Master Repurchase Agreement dated March 8, 2010 between TIAA-CREF Investment Management, LLC, Goldman, Sachs & Co. and The Bank of NY Mellon(14)

	(4)	Not applicable
2

(5)	(a)	Principal Underwriting and Administrative Services Agreement between CREF and TIAA-CREF Individual & Institutional Services, Inc. (as amended October 19, 2004)(8)

	(b)	Principal Underwriting and Administrative Services Agreement between CREF and TIAA-CREF Individual & Institutional Services, Inc. (as amended May 1, 2005)(8)

	(c)	Principal Underwriting and Administrative Services Agreement between CREF and TIAA-CREF Individual & Institutional Services, Inc. (as amended May 1, 2006)(9)

	(d)	Form of Amendment to the Principal Underwriting and Administrative Services Agreement between CREF and TIAA-CREF Individual & Institutional Services, Inc. (as amended May 1, 2007) (10)

	(e)	Termination Agreement dated January 1, 2009, by and among CREF and TIAA-CREF Individual & Institutional Services, LLC(13)

	(f)	Administrative Services Agreement, dated January 1, 2009, by and between CREF and Teachers Insurance and Annuity Association of America(13)

	(g)	Principal Underwriting and Distribution Services Agreement, dated January 1, 2009, by and between CREF and TIAA-CREF Individual & Institutional Services, LLC(13)

	(h)	Schedule C (2010 Reimbursement Rates), effective May 1, 2010, to the Administrative Services Agreement between CREF and Teachers Insurance and Annuity Association of America(11)

	(i)	Schedule B (2010 Reimbursement Rates), effective May 1, 2010, to the Principal Underwriting and Distribution Services Agreement between CREF and TIAA-CREF Individual & Institutional Services LLC(14)

	(j)	Form of Schedule B (2011 Reimbursement Rates), effective May 1, 2011 to the Principal Underwriting and Administrative Services Agreement between CREF and TIAA-CREF Individual & Institutional Services, Inc. (15)

	(k)	Form of Schedule C (2011 Reimbursement Rates), effective May 1, 2011 to the Administrative Services Agreement between CREF and Teachers Insurance and Annuity Association of America(15)

	(l)	Form of Schedule B (2012 Reimbursement Rates), effective May 1, 2012 to the Principal Underwriting and Administrative Services Agreement between CREF and TIAA-CREF Individual & Institutional Services, Inc. (16)

	(m)	Form of Schedule C (2012 Reimbursement Rates), effective May 1, 2012 to the Administrative Services Agreement between CREF and Teachers Insurance and Annuity Association of America (16)

	(n)	Form of Schedule B (2013 Reimbursement Rates), effective May 1, 2013 to the Principal Underwriting and Administrative Services Agreement between CREF and TIAA-CREF Individual & Institutional Services, Inc. (17)

	(o)	Form of Schedule C (2013 Reimbursement Rates), effective May 1, 2013 to the Administrative Services Agreement between CREF and Teachers Insurance and Annuity Association of America. (17)

	(p)	Form of Schedule B (2014 Reimbursement Rates) effective May 1, 2014 to the Principal Underwriting and Distribution Services Agreement between CREF and TIAA-CREF Individual & Institutional Services, Inc. (18)

	(q)	Form of Schedule C (2014 Reimbursement Rates) effective May 1, 2014 to the Administrative Services Agreement between CREF and Teachers Insurance and Annuity Association of America(18)

	(r)	Form of Schedule B (2015 Reimbursement Rates) effective April 24, 2015 to the Principal Underwriting and Distribution Services Agreement between CREF and TIAA-CREF Individual & Institutional Services, Inc. (19)
3

	(s)	Form of Schedule C (2015 Reimbursement Rates) effective April 24, 2015 to the Administrative Services Agreement between CREF and Teachers Insurance and Annuity Association of America(19)

	(t)	Form of Schedule B (2016 Reimbursement Rates) effective May 1, 2016 to the Principal Underwriting and Distribution Services Agreement between CREF and TIAA-CREF Individual & Institutional Services, Inc. (20)

	(u)	Form of Schedule C (2016 Reimbursement Rates) effective May 1, 2016 to the Administrative Services Agreement between CREF and Teachers Insurance and Annuity Association of America (20)

	(v)	Form of May 1, 2016 Amended and Restated Principal Underwriting and Distribution Services Agreement, originally dated January 1, 2009, by and between CREF and TIAA-CREF Individual & Institutional Services, LLC(21)

	(w)	Form of May 1, 2016 Amended and Restated Administrative Services Agreement, originally dated January 1, 2009, by and between CREF and Teachers Insurance and Annuity Association of America(21)

	(x)	Form of Schedule C (2017 Reimbursement Rates) effective May 1, 2017 to the Administrative Services Agreement between CREF and Teachers Insurance and Annuity Association of America(21)

	(y)	Form of Schedule B (2017 Reimbursement Rates) effective May 1, 2017 to the Amended and Restated Principal Underwriting and Distribution Services Agreement by and between CREF and TIAA-CREF Individual & Institutional Services, LLC(21)

	(z)	Form of Schedule C (2018 Reimbursement Rates) effective May 1, 2018 to the Administrative Services Agreement between CREF and Teachers Insurance and Annuity Association of America.*

	(aa)	Form of Schedule B (2018 Reimbursement Rates) effective May 1, 2018 to the Amended and Restated Principal Underwriting and Distribution Services Agreement by and between CREF and TIAA-CREF Individual & Institutional Services, LLC*

(6)	(a)	Retirement Unit-Annuity Certificate(4)

	(b)	Supplemental Retirement Unit-Annuity Certificate(4)

(i) Deferred Unit-Annuity Endorsement(18)

(ii) Deferred Unit-Annuity Endorsement(18)

(iii) Deferred Unit-Annuity Endorsement - Minimum Distribution Unit-Annuity Election Endorsement(18)

(iv) Deferred Unit-Annuity Endorsement(18)

(v) Form of Deferred Unit-Annuity Endorsement - Income Test Drive Unit-Annuity Election Endorsement (C-DA-OPT-E1)*

(vi) Form of Deferred Unit-Annuity Endorsement - Income Test Drive Unit-Annuity Election Endorsement (C-GDA-OPT-E1)*

	(c)	(i) Group Supplemental Retirement Unit-Annuity Contract(4)

(ii) Group Supplemental Retirement Unit-Annuity Certificate(4)

	(d)	(i) Group Retirement Annuity Contract (including Specimen of Group Retirement Unit-Annuity Certificate and Agreement with Trustee)(4)

(ii) Form of Election Agreement between CREF and Employer (for Group Retirement Annuity Contract)(4)
4

	(iii)	Group Retirement Unit-Annuity Contract (for use in Oregon)(4)

	(iv)	Group Retirement Unit-Annuity Certificate (for use in Oregon)(4)

(e)	Rollover Individual Retirement Unit-Annuity Certificate(4)

(f)	The Following Certificates representing CREF Income Options:

	(i)	Life Unit-Annuity(4)

	(ii)	Life Unit-Annuity with Minimum Guaranteed Period(4)

	(iii)	Last Survivor Life Unit-Annuity(4)

	(iv)	Joint and Survivor Life Unit-Annuity(4)

	(v)	Last Survivor Life Unit-Annuity with Minimum Guaranteed Period(4)

	(vi)	Joint and Survivor Life Unit-Annuity with Minimum Guaranteed Period(4)

	(vii)	Unit-Annuity Certain(4)

	(viii)	Minimum Distribution Option(4)

(g)	Accumulation-Unit Deposit Certificate (payable as a death benefit only)(4)

(h)	(i)	Endorsement to in-force Supplemental Retirement Unit-Annuity Certificates (reflecting addition of Global Equities Account and IRC Withdrawal Restrictions)(4)

	(ii)	Endorsement to in-force Supplemental Retirement Unit-Annuity Certificates (reflecting addition of Minimum Distribution Annuity)(4)

	(iii)	Endorsement to new issues of the Supplemental Retirement Unit-Annuity Certificate (reflecting addition of Money Market, Bond Market, Social Choice, and Global Equities Accounts, Deletion of a CREF Account or Unit-Annuity, transfers to CREF or TIAA, addition of Minimum Distribution Annuity, addition of Spouse’s Rights to Benefits, and IRC Withdrawal Restrictions)(4)

(i)	(i)	Endorsement to in-force Retirement Unit-Annuity Certificates (reflecting addition of Global Equities Account and IRC Withdrawal Restrictions)(4)

	(ii)	Endorsement to in-force Retirement Unit-Annuity Certificates (reflecting addition of Minimum Distribution Annuity and availability of Unit-Annuity for a Fixed Period)(4)

	(iii)	Endorsement to new issues of the Retirement Unit-Annuity Certificate (reflecting addition of Money Market, Bond Market, Social Choice and Global Equities Accounts, deletion of CREF Account or Unit-Annuity, availability of transfers to Approved Funding Vehicles, Cash Withdrawals, availability of Unit-Annuity for a Fixed Period, Right to Split Certificate, addition of Minimum Distribution Annuity, addition of Spouse’s Rights to Benefits, and IRC Withdrawal Restrictions)(4)
5

(j)	(i)	Endorsement to in-force Group Supplemental Retirement Unit-Annuity Certificates (reflecting addition of the Global Equities Account)(4)

	(ii)	Endorsement to in-force and some new issues of the Group Supplemental Retirement Unit-Annuity Certificate (reflecting addition of Minimum Distribution Annuity) (4)

	(iii)	Endorsement to new issues of the Group Supplemental Retirement Unit-Annuity Certificate (reflecting addition of the Global Equities Account, and deletion of a CREF Account or Unit-Annuity and addition of the Minimum Distribution Annuity)(4)

	(iv)	Endorsement to Group Supplemental Retirement Unit-Annuity certificates for 401(k) retirement plans (reflecting annuity starting date, availability of lump-sum benefits and IRC Withdrawal Restrictions)(4)

(j)	(v)	Endorsement to CREF Group Supplemental Retirement Unit-Annuity Certificate(17)

(k)	(i)	Endorsement to in-force Group Retirement Unit-Annuity Certificates Issued on or After 3/1/91 (reflecting addition of the Global Equities Account)(4)

	(ii)	Endorsement to in-force Group Retirement Unit-Annuity Certificates Issued Before 3/1/91 (reflecting addition of the Global Equities Account and IRC Withdrawal Restrictions)(4)

	(iii)	Endorsement to in-force Group Retirement Unit-Annuity Certificate (reflecting addition of Minimum Distribution Annuity and availability of Annuity for a Fixed Period)(4)

	(iv)	Endorsement to in-force Group Retirement Unit-Annuity Certificate (reflecting addition of Minimum Distribution Annuity, availability of Annuity for a Fixed Period and IRC Withdrawal Restrictions)(4)

	(v)	Endorsement to Your CREF Minimum Distribution Annuity Certificate(17)

(l)	Endorsement to new issues of Retirement Unit-Annuity Certificates and Supplemental Retirement Unit-Annuity Certificates (reflecting restatement of accumulation unit value on 12/21/86 and inclusion of net dividend income in value of accumulation unit beginning 1/1/87) (4)

(m)	Endorsement to new and in-force issues of CREF Retirement Unit-Annuity Certificates, Supplemental Retirement Unit-Annuity Certificates, Group Retirement Unit-Annuity Certificates, Group Supplemental Retirement Unit-Annuity Certificates, Rollover IRA Certificates, Minimum Distribution Annuity Certificates and Accumulation-Unit Deposit Certificates (reflecting addition of the Growth Account and the Equity Index Account) (4)

(n)	Endorsement to Group Retirement Unit-Annuity Certificates (reflecting addition of Social Choice Account payout option) (4)

(o)	Endorsement to CREF Certificates (reflecting yearly transfer to Minimum Distribution Annuity Certificate) (4)

(p)	Endorsement to CREF Certificates (reflecting allocation and transfer options, CREF’s right to split certificate, and CREF’s right to delete Bond Market or Social Choice Account or to stop providing Unit-Annuities thereunder) (4)

(q)	(i)	Endorsement to in-force Minimum Distribution Annuity Certificates (non-cashable) (reflecting addition of the Global Equities Account) (4)

	(ii)	Endorsement to new issues of the Minimum Distribution Annuity Certificate (non-cashable) (reflecting addition of the Global Equities Account, definition of Annuity Unit, and deletion of a CREF account or Unit-Annuity) (4)

(r)	(i)	Endorsement to in-force Minimum Distribution Annuity Certificates (cashable) (reflecting addition of the Global Equities Account) (4)
6

	(ii)	Endorsement of new issues of Minimum Distribution Annuity Certificates (cashable)(reflecting addition of the Global Equities Account, definition of Annuity Unit, and deletion of a CREF Account or Unit-Annuity) (4)

(s)	Endorsement to new issues of Unit-Annuity Certificates (reflecting addition of the Global Equities Account and deletion of a Unity-Annuity) (4)

(t)	(i)	Endorsement to Retirement Unit-Annuity Certificate (reflecting addition of the Inflation-Linked Bond Account and Right to a Tax-Free Rollover) (3)

	(ii)	Endorsement to Supplemental Retirement Unit-Annuity Certificate (reflecting addition of the Inflation-Linked Bond Account and Right to a Tax-Free Rollover) (3)

	(iii)	Endorsement to Rollover Individual Retirement Unit-Annuity Certificate (reflecting addition of the Inflation-Linked Bond Account and Right to a Tax-Free Rollover) (3)

	(iv)	Endorsement to Group Retirement Unit-Annuity Certificate (reflecting addition of the Inflation-Linked Bond Account and Right to a Tax-Free Rollover) (1)

	(v)	Endorsement to Group Supplemental Retirement Unit-Annuity Certificate (reflecting addition of the Inflation-Linked Bond Account and Right to a Tax-Free Rollover) (1)

	(vi)	Endorsement to Minimum Distribution Annuity Certificate (reflecting addition of the Inflation-Linked Bond Account) (1)

	(vii)	Endorsement to CREF Unit-Annuity Certificates (reflecting addition of the Inflation-Linked Bond Account) (1)

	(viii)	Endorsement to CREF Accumulation-Unit Deposit Certificate (reflecting addition of the Inflation-Linked Bond Account) (1)

	(ix)	Endorsement to Group Supplemental Retirement Annuity Certificate (for participants in the Alternative Plan to Social Security) (1)

	(x)	Forms of CREF Group Unit Annuity(12)

	(xi)	Forms of CREF After-Tax Retirement Unit Annuity(12)

	(xii)	Forms of CREF Individual Retirement Unit Annuity(12)

	(xiii)	Forms of CREF Roth Individual Retirement Unit Annuity(12)

	(xiv)	Endorsement to Deferred Unit Annuity Certificate (clarifies determination of death benefit) (12)

	(xv)	Endorsement to CREF Supplemental Retirement Unit-Annuity and CREF Group Retirement Unit-Annuity (reflects changes resulting from EGTRRA of 2001) (12)

	(xvi)	Endorsement to CREF Supplemental Retirement Unit-Annuity and CREF Group Retirement Unit-Annuity (internal transfers and guarantees for transfers to TIAA) – C996.2(12)

	(xvii)	Endorsement to CREF Deferred Unit-Annuity Certificate (revises default premium allocation to employer retirement plan’s rules, or if none, to the CREF Money Market Account) (13)

	(xviii)	Endorsement to CREF Group Unit-Annuity Contract(17)

	(xix)	Endorsement to Your CREF Accumulation-Unit Deposit Certificate(17)

	(xx)	Endorsement to Your CREF Deferred Annuity Certificate(17)

	(xxi)	Endorsement to Your CREF Immediate Unit-Annuity Certificate(17)
7

	(xxii)	Endorsement to Your CREF Deferred Annuity Certificate (C-CERT-MULTI-E1) (19)

	(xxiii)	Endorsement to Your CREF Deferred Annuity Certificate (C-GCERT-MULTI-E1) (19)

	(xiv)	Endorsement to Your CREF Deferred Annuity Certificate (C-CONT-MULTI-E1) (19)

	(xv)	Endorsement to Your CREF Group Supplemental Retirement Unit-Annuity Certificate (C-GSRA-PAL-E1) (21)

(u)	Forms of Retirement Select, Retirement Select Plus and CREF Retirement Unit-Annuity Certificate Endorsements and Certificates. (7)

(v)	Forms of CREF Retirement Choice Annuity Contract and Retirement Choice Plus Annuity Contract(8)

	(i)	Retirement Choice Annuity Certificate - Group Flexible Premium Deferred Variable Annuity Certificate (CIGRS-CERT2)(15)

	(ii)	Retirement Choice Annuity Certificate - Group Flexible Premium Deferred Variable Annuity Certificate (CIGRSP-CERT2)(15)

	(iii)	Retirement Choice Annuity Certificate(17)

	(iv)	Retirement Choice Plus Annuity Certificate(17)

	(v)	Endorsement to Your CREF Group Deferred Unit-Annuity Certificate(17)

	(vi)	Endorsement to Your CREF Group Unit-Annuity Contract(17)

	(vii)	Endorsement to Your CREF Annuity Certificate (CREF-72S-E2) (20)

	(viii)	Retirement Choice Plus Annuity Certificate (CIGRSP-CERT3A) (21)

	(ix)	Retirement Choice Annuity Certificate (CIGRSP-CERT-TR) (21)

	(x)	Endorsement to Your CREF Retirement Choice Plus Annuity Certificate (C-RCP-CERT-PAL-E1) (21)

	(xi)	Endorsement to Your CREF Retirement Choice Annuity Certificate (C-RC-PAL-E1) (21)

	(xii)	Retirement Choice Plus Non-ERISA Annuity Certificate (CIGRSPNE-CERT1) (21)

	(xiii)	Retirement Choice Annuity Contract (GICRS-02) (21)

	(xiv)	Endorsement to Your CREF Retirement Choice Annuity Contract (C-RC-PAL-E1) (21)

	(xv)	Retirement Choice Plus Annuity Contract (CIGRSP-TR) (21)

	(xvi)	Retirement Choice Plus Annuity Contract (CIGRSP-02A) (21)

	(xvii)	Endorsement to Your CREF Retirement Choice Plus Annuity Contract (C-RCP-PAL-E1) (21)

	(xviii)	Application for TIAA and CREF Retirement Choice Plus Annuity Contracts (RCPTRUST-APP) (21)

	(xix)	Application for CREF Retirement Choice Plus Non-ERISA Annuity Contract (CIGRSPNE-APP) (21)

	(xx)	Retirement Choice Plus Non-ERISA Annuity Contract (CIGRSPNE-MC) (21)

(w)	IRA Certificate for Individual Flexible Premium Deferred Variable Unit-Annuity (CREF-IRA-01)(15)
8

		(i)	Endorsement to Your CREF IRA Certificate Individual Flexible Premium Deferred Variable Unit-Annuity (CIRA-2007-LRM)(15)

		(ii)	CREF Non-Qualified Deferred Annuity Certificate (CREF-IRA-02)*

	(x)	Roth IRA Certificate for Individual Flexible Premium Deferred Variable Unit-Annuity (CREF-Roth-01)(15)

		(i)	Endorsement to Your CREF Roth IRA Certificate Individual Flexible Premium Deferred Variable Unit-Annuity (CROTH-2007-LRM)(15)

	(y)	Endorsement to Your CREF Unit-Annuity Contract (CEW-E1) (15)

	(z)	Endorsement to Your CREF Unit-Annuity Contract (CEW-CRT-E1)(15)

	(aa)	Group Accumulation Contract (CLC-CREF)(15)

	(bb)	Endorsement to Your CREF Retirement Choice Unit-Annuity Contract or CREF Retirement Choice Plus Unit-Annuity Contract (CIGRSP-EACCT-E2)(15)

	(bb)	(i)	Endorsements to Your CREF Retirement Choice Annuity Contract or Your Retirement Choice Plus Annuity Contract (CIGRS-CPMS-E1) (20)

	(bb)	(ii)	Endorsements to Your CREF Retirement Choice Annuity Certificate or CREF Retirement Choice Plus Annuity Certificate (CIGRS-CRT-CPMS-E1) (20)

	(cc)	Endorsement to Your CREF Unit-Annuity Contract (C-IA-MULTI-E1) (19)

	(dd)	Endorsement to Your CREF Funding Agreement(C-FA-MULTI-E1) (19)

	(ee)	Your CREF Deferred Unit-Annuity Endorsement – Minimum Distribution Unit-Annuity Election Endorsement (C-MD-NC-PO-E1) (19)

	(ff)	Your CREF Deferred Unit-Annuity Endorsement – Minimum Distribution Unit-Annuity Election Endorsement (C-MD-NC-NEW-PO-E1) (19)

	(gg)	Your CREF Deferred Unit-Annuity Endorsement – Minimum Distribution Unit-Annuity Election Endorsement (C-G-MD-NC-PO-E1) (19)

	(hh)	Your CREF Deferred Unit-Annuity Endorsement – Minimum Distribution Unit-Annuity Election Endorsement (C-G-MD-NEW-PO-E1) (19)

		(ii)	Minimum Distribution Unit – Annuity Election Endorsement (C-MD-NC-ATRA-PO-E1) (21)

(7)	(a)	(i)	Application for Retirement Unit-Annuity Contracts(4)

		(ii)	Application for Retirement Unit-Annuity Contracts (for retirement plans not covered by ERISA) (4)

		(iii)	Application for Retirement Choice Annuity Contract (CIGRS-02-APP) (20)

		(iv)	Application for Retirement Choice Plus Annuity Contract (CIGRSP-02-APP) (20)

	(b)	(i)	Application for Supplemental Retirement Annuity Contracts(4)

		(ii)	Application for Supplemental Retirement Annuity Contracts (for retirement plans not covered by ERISA) (4)

	(c)	(i)	Application for Institutionally Owned Retirement Annuity Contracts(4)

		(ii)	Applications for Institutionally Owned Retirement Annuity Contracts with Delayed Vesting(4)
9

		(iii)	Application for Institutionally Owned Retirement Annuity Contracts with Delayed Vesting (for retirement plans not covered by ERISA) (4)

		(iv)	Application for Group Retirement Unit-Annuity Contract in Oregon(4)

	(d)	(i)	Enrollment Form for Group Retirement Annuity Certificates(4)

		(ii)	Enrollment Form for Group Retirement Annuity Certificates (for retirement plans not covered by ERISA)(4)

	(e)	Application for Rollover Individual Retirement Annuity Contracts(4)

	(f)	(i)	Application for Retirement Annuity Contracts Under a Registered Pension Plan (RPP) (2)

		(ii)	Application for Retirement Annuity Contracts under a Registered Retirement Savings Plan (RRSP) in Canada(2)

	(g)	Applications for Annuity Benefits(4)

	(h)	(i)	Enrollment Form for Group Supplemental Retirement Annuity Certificates(4)

		(ii)	Enrollment Form for Group Supplemental Retirement Annuity Certificates (for retirement plans not covered by ERISA) (4)

	(i)	(i)	Enrollment Form for Institutionally Owned Group Retirement Annuity Certificates with Delayed Vesting(4)

		(ii)	Enrollment Form for Institutionally Owned Group Retirement Annuity Certificates with Delayed Vesting (for retirement plans not covered by ERISA)(4)

	(j)	(i)	Enrollment Form for Two Sets of Group Retirement Annuity Certificates — One Set Providing for Delayed Vesting(4)

		(ii)	Enrollment Form for Two Sets of Group Retirement Annuity Certificates — One Set Providing for Delayed Vesting (for retirement plans not covered by ERISA)(4)

	(k)	(i)	Enrollment Form for Two Sets of Group Retirement Annuity Certificates(4)

		(ii)	Enrollment Form for Two Sets of Group Retirement Annuity Certificates (for retirement plans not covered by ERISA)(4)

	(l)	(i)	CREF Keogh Certificate(5)

		(ii)	Enrollment Forms for Keogh Certificates (one for the business owner and one for an employee) (13)

	(m)	Application for Traditional, Roth, and SEP IRA contracts(11)

	(n)	Enrollment Forms in various combinations for the following contracts/certificates: Retirement Unit-Annuity, Supplemental Retirement Unit-Annuity, Group Retirement Unit-Annuity, and Group Supplemental Retirement Unit-Annuity (11)

	(o)	Enrollment Form for Group Supplemental Retirement Annuity Certificates for institutionally owned deferred compensation plans(11)

	(p)	Enrollment Form for Group Retirement Annuity Certificates for institutionally owned deferred compensation plans(11)

(8)	Not Applicable

(9)	None
10

(10)	(a)	CREF Deferred Compensation Plan for Non-Officer Trustees(4)

(b) TIAA-CREF Non-Employee Trustee and Member Deferred Compensation Plan(4)

(c) TIAA-CREF Non-Employee Trustee and Member Long-Term Compensation Plan(11)

(d) TIAA-CREF Non-Employee Trustee and Member Deferred Compensation Plan(11)

(11)	(a)	Investment Management Services Agreement between CREF and TIAA-CREF Investment Management, LLC (“TCIM”) (7)

	(b)	Investment Management Services Agreement, dated December 17, 1991, between CREF and TCIM (9)

	(c)	Amendment, dated 1992, to the Investment Management Services Agreement between CREF and TCIM (9)

	(d)	Amendment, dated 1993, to the Investment Management Services Agreement between CREF and TCIM (9)

	(e)	Amendment, dated March 15, 1994, to the Investment Management Services Agreement between CREF and TCIM (9)

	(f)	Amendment, dated November 16, 1994, to the Investment Management Services Agreement between CREF and TCIM (9)

	(g)	Amendment, dated March 3, 1995, to the Investment Management Services Agreement between CREF and TCIM (9)

(h)	Amendment, dated April 19, 1996, to the Investment Management Services Agreement between CREF and TCIM (9)

(i)	Amendment, dated November 13, 1996, to the Investment Management Services Agreement between CREF and TCIM (9)

(j)	Amendment, dated April 15, 1997, to the TCIM Services Agreement between CREF and TCIM (9)

(k)	Amendment, dated April 3, 1998, to the Investment Management Services Agreement between CREF and TCIM (9)

(l)	Amendment, dated April 20, 2001, to the Investment Management Services Agreement between CREF and TCIM (9)

(m)	Amendment, dated May 1, 2002, to the Investment Management Services Agreement between CREF and TCIM (9)

(n)	Amendment, dated May 1, 2003, to the Investment Management Services Agreement between CREF and TCIM (9)

(o)	Amendment, dated April 2004, to the Investment Management Services Agreement between CREF and TCIM (9)

(p)	Amendment, dated April 2006, to the Investment Management Services Agreement between CREF and TCIM (9)

(q)	Form of Amendment, dated May 1, 2007, to the Investment Management Services Agreement between CREF and TCIM (10)

(r)	Form of Amended and Restated Investment Management Services Agreement dated as of January 2, 2008 between CREF and TCIM(11)
11

	(s)	Investment Accounting Agreement dated as of November 20, 2007 between CREF, State Street and certain other parties thereto(11)

	(t)	Schedule B (2010 Reimbursement Rates), effective May 1, 2010, to the Amended and Restated Investment Management Services Agreement between College Retirement Equities Fund and TIAA-CREF Investment Management, LLC(14)

	(u)	Schedule B (2011 Reimbursement Rates), effective May 1, 2011, to the Amended and Restated Investment Management Services Agreement between College Retirement Equities Fund and TIAA-CREF Investment Management, LLC(15)

	(v)	Money Market Account Expense Waiver Recoupment Agreement between College Retirement Equities Fund and Teachers Insurance and Annuity Association of America dated as of October 1, 2010(15)

	(w)	Schedule B (2012 Reimbursement Rates), effective May 1, 2012, to the Amended and Restated Investment Management Services Agreement between College Retirement Equities Fund and TIAA-CREF Investment Management, LLC (16)

	(x)	Schedule B (2013 Reimbursement Rates), effective May 1, 2013, to the Amended and Restated Investment Management Services Agreement between College Retirement Equities Fund and TIAA-CREF Investment Management, LLC (17)

	(y)	Schedule B (2014 Reimbursement Rates) effective May 1, 2014 to the Amended and Restated Investment Management Services Agreement between College Retirement Equities Fund and TIAA-CREF Investment Management LLC (18)

	(z)	Schedule B (2015 Reimbursement Rates) effective April 24, 2015 to the Amended and Restated Investment Management Services Agreement between CREF and TIAA-CREF Investment Management, LLC (19)

	(aa)	Schedule B (2016 Reimbursement Rates) effective May 1, 2016 to the Amended and Restated Investment Management Services Agreement between CREF and TIAA-CREF Investment Management, LLC (20)

	(bb)	Form of May 1, 2016 Amended and Restated Investment Management Services Agreement by and between CREF and TIAA-CREF Investment Management, LLC (21)

	(cc)	Schedule B (2017 Reimbursement Rates) effective May 1, 2017 to the Amended and Restated Investment Management Services Agreement between CREF and TIAA-CREF Investment Management, LLC (21)

	(dd)	Schedule B (2018 Reimbursement Rates) effective May 1, 2018 to the Amended and Restated Investment Management Services Agreement between CREF and TIAA-CREF Investment Management, LLC*

(12)	(a)	Opinion and Consent of Rachael M. Zufall, Esquire*

	(b)	Consent of Dechert LLP*

(13)	Consent of PricewaterhouseCoopers LLP*

(14)	None

(15)	(a)	Contribution Agreement between CREF and TIAA (for Money Market Account) (4)

	(b)	Seed Money Agreement between CREF and TIAA (for Global Equities Account) (4)

	(c)	Seed Money Agreement between CREF and TIAA (for Equity Index and Growth Accounts) (4)

	(d)	Seed Money Agreement between CREF and TIAA (for Inflation-Linked Bond Account) (7)

12

(16)	(a)	Code of Ethics, CREF, Funds and Advisors As Revised Effective January 1, 2011 (15)

	(b)	Code of Ethics and Policy Statement on Personal Trading (For the TIAA-CREF Funds and Certain Related Entities) (8)

	(c)	Nuveen Code of Ethics*

	(d)	Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (“Advisers”) Employee Trading Supplemental Policy*

	(e)	Supplement to Nuveen Code of Ethics For Independent Trustees of the TIAA-CREF Funds Complex*

(17)	Schedules for Computation of Performance Quotations (N/A) (7)

(18)	(a)	Power of Attorney for Janice C. Eberly*

	(b)	Power of Attorney for Forrest Berkley, Nancy A. Eckl, Michael A. Forrester, Howell E. Jackson, Thomas J. Kenny, Bridget A. Macaskill, James M. Poterba, Maceo K. Sloan and Laura T. Starks (18)

*	Filed herewith.

(1)	Previously filed in Post-effective Amendment No. 13 to Form N-3 dated April 23, 1992 (File No. 33-00480) and incorporated herein by reference.

(2)	Previously filed in Post-effective Amendment No. 16 to Form N-3 dated March 19, 1993 (File No. 33-00480) and incorporated herein by reference.

(3)	Previously filed in Post-effective Amendment No. 26 to Form N-3 dated February 11, 1997 (File No. 33-00480) and incorporated herein by reference.

(4)	Previously filed in Post-effective Amendment No. 30 to Form N-3 dated February 19, 1999 (File No. 33-00480) and incorporated herein by reference.

(5)	Previously filed in Post-effective Amendment No. 32 to Form N-3 dated April 26, 2000 (File No. 33-00480) and incorporated herein by reference.

(6)	Previously filed in Post-effective Amendment No. 35 to Form N-3 dated April 29, 2003 (File No. 33-00480) and incorporated herein by reference.

(7)	Previously filed in Post-effective Amendment No. 36 to Form N-3 dated April 30, 2004 (File No. 33-00480) and incorporated herein by reference.

(8)	Previously filed in Post-effective Amendment No. 38 to Form N-3 dated April 29, 2005 (File No. 33-00480) and incorporated herein by reference.

(9)	Previously filed in Post-effective Amendment No. 39 to Form N-3 dated April 28, 2006 (File No. 33-00480) and incorporated herein by reference.

(10)	Previously filed in Post-effective Amendment No. 40 to Form N-3 dated May 1, 2007 (File No. 33-00480) and incorporated herein by reference.

(11)	Previously filed in Post-effective Amendment No. 41 to Form N-3 dated February 29, 2008 (File No. 33-00480) and incorporated herein by reference.

(12)	Previously filed in Post-effective Amendment No. 42 to Form N-3 dated May 1, 2008 (File No. 33-00480) and incorporated herein by reference.

(13)	Previously filed in Post-effective Amendment No. 43 to Form N-3 dated May 1, 2009 (File No. 33-00480) and incorporated herein by reference.
13

(14)	Previously filed in Post-effective Amendment No. 44 to Form N-3 dated May 1, 2010 (File No. 33-00480) and incorporated herein by reference.

(15)	Previously filed in Post-effective Amendment No. 45 to Form N-3 dated May 1, 2011 (File No. 33-00480) and incorporated herein by reference.

(16)	Previously filed in Post-effective Amendment No. 46 to Form N-3 dated May 1, 2012 (File No. 33-00480) and incorporated herein by reference.

(17)	Previously filed in Post-effective Amendment No. 47 to Form N-3 dated May 1, 2013 (File No. 33-00480) and incorporated herein by reference.

(18)	Previously filed in Post-effective Amendment No. 48 to Form N-3 dated April 30, 2014 (File No. 33-00480) and incorporated herein by reference.

(19)	Previously filed in Post-effective Amendment No. 50 to Form N-3 dated April 24, 2015 (File No. 33-00480) and incorporated herein by reference.

(20)	Previously filed in Post-effective Amendment No. 51 to Form N-3 dated April 27, 2016 (File No. 33-00480) and incorporated herein by reference.

(21)	Previously filed in Post-effective Amendment No. 52 to Form N-3 dated April 27, 2017 (File No. 33-00480) and incorporated herein by reference.

Item 30.	Directors and Officers of the Insurance Company

Not Applicable.

Item 31.	Persons Controlled by or Under Common Control with the Insurance Company or Registrant

The Registrant disclaims any assertion that its investment adviser, TCIM, or the parent company or any affiliate of TCIM directly or indirectly controls the Registrant or is under common control with the Registrant. Additionally, the Board of Trustees of the Registrant is the same as the board or management committee of other TIAA-CREF Funds, each of which has TCIM or an affiliate as its investment adviser. In addition, the Registrant and the other TIAA-CREF Funds have some officers in common. Nonetheless, the Registrant takes the position that it is not under common control with the other TIAA-CREF Funds because the power residing in the Funds’ respective boards, management committee, and officers arises as the result of an official position with the respective investment companies.

Item 32.	Number of Contractowners

As noted above, CREF is a non-profit membership corporation, consisting of six members (known as CREF’s Board of Overseers). As of January 26, 2018, CREF had over 122,000 individuals receiving annuity benefits.

Item 33.	Indemnification

Overseers, trustees, officers and employees of CREF may be indemnified against liabilities and expenses incurred in such capacity pursuant to Article Five of CREF’s bylaws. Article Five provides that, to the extent permitted by laws, CREF will indemnify any person made or threatened to be made a party to any action, suit or proceeding by reason of the fact that such person is or was an overseer, trustee, officer or employee of CREF or, while an overseer, trustee, officer or employee of CREF, served any other organization in any capacity at CREF’s request. Article Five also provides, however, that no person shall be indemnified for any liabilities or expenses arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office. In addition, it provides that no person shall be indemnified unless such person acted in good faith and in the reasonable belief that such action was in the best interests of CREF and, with respect to any criminal action or proceeding, such person had no reasonable cause to believe the conduct was unlawful. Article Five provides reasonable and fair means for determining whether any person is entitled to indemnification. If certain conditions are met, CREF may pay liabilities or expenses in advance of the final disposition of the action, suit or proceeding. No indemnification payment may be made unless a notice concerning the payment has been filed with the New York State Superintendent of Insurance. CREF has in effect an insurance policy that will indemnify its overseers, trustees, officers and employees for liabilities arising from certain forms of conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to overseers, trustees, and officers of CREF, pursuant to the foregoing provision or otherwise, CREF has been advised that in the opinion of the Securities and

14

Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by an overseer, trustee, or officer in the successful defense of any action, suit or proceeding) is asserted by an overseer, trustee, or officer in connection with the securities being registered, CREF will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 34.	Business and Other Connections of Investment Adviser

Investment advisory services for CREF’s investment accounts are provided by TCIM. In this connection, TCIM is registered as an investment adviser under the Investment Advisers Act of 1940.

The business and other connections of TCIM’s officers are listed in Schedules A and D of Form ADV as currently on file with the Commission (File No. 801-38029), the text of which is hereby incorporated by reference.

Item 35.	Principal Underwriters

TIAA-CREF Institutional & Individual Services, LLC (“Services”) acts as the principal underwriter for CREF. The Managers of Services are Kathie Andrade, Rashmi Badwe, William Griesser, Eric T. Jones, Angela Kahrmann, Catherine McCabe and Christopher Weyrauch. The executive officers of Services are as follows:

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant
Christopher Weyrauch	Chairman and Chief Executive Officer	None
Angela Kahrmann	President and Chief Operating Officer	None
Hal W. Moody	Senior Director, Product Management	None
Christy Lee	Chief Financial Officer & Controller	None
Catherine McCabe	Senior Managing Director, Field Consulting Group	None
Adam Elmore	Vice President	None
Julie-Anne Sunhee Cunningham	Senior Director, Brokerage Risk Controls	None
Raymond Bellucci	Vice President	None
William Griesser	Vice President	None
Christopher Baraks	Vice President, Corporate Tax	None
Gerald McCarthy	Vice President, Corporate Tax	None
Pamela Lewis Marlborough	Vice President, Chief Legal Officer & Assistant Secretary	None
Marjorie Pierre-Merritt	Secretary	None
Samuel Turvey	Chief Compliance Officer	None
Steven Butzine	Anti-Money Laundering Officer	None
Jorge Gutierrez	Treasurer	None
Jennifer Sisom	Assistant Treasurer	None
Janet Acosta	Assistant Secretary	None
Nicholas Cifelli	Assistant Secretary, Limited to Corporate Tax Matters	None
Ann Medeiros	Assistant Secretary	None
Patricia Adams	Managing Director, Broker/Dealer Operations	None
Christienne Berthelsen	Manager, Compliance Officer	None
Adrienne Bishop	Manager, Compliance Officer	None

* The business address of all directors and officers of Services is 730 Third Avenue, 12th Floor, New York, NY 10017-3206.

Additional information about the officers of Services can be found on Schedule A of Form BD for Services, as currently on file with the Commission (File No. 8-44454).

Item 36.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder will be maintained at the Registrant’s home office, 730 Third Avenue, New York, New York 10017-3206, at other offices of the Registrant, and at the offices of the Registrants custodian and fund accounting agent, State Street Bank and Trust

15

Company, 2 Avenue de Lafayette, Boston, MA 02111. In addition, certain duplicated records are maintained at Iron Mountain, 1 Federal Street, Boston, MA 02110, 64 Leone Lane, Chester, NY 10918 and 22 Kimberly Road, East Brunswick, NJ 08816.

Item 37.	Management Services

Not Applicable.

Item 38.	Undertakings and Representations

(a) CREF undertakes that it will file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) CREF undertakes that it will include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) CREF undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-3 promptly upon written or oral request.

REPRESENTATION UNDER RULE 6C-7

The undersigned registrant hereby represents that Rule 6c-7 under the Investment Company Act of 1940 is being relied on and that the provisions of paragraphs (a)-(d) of Rule 6c-7 are being complied with.

REPRESENTATION CONCERNING NO-ACTION LETTER ISSUED TO ACLI

CREF represents that the no-action letter issued by the Staff of the Division of Investment Management on November 28, 1988 to the American Council of Life Insurance and August 30, 2012 to ING Life Insurance and Annuity Company are being relied upon, and that the terms of those no-action positions have been complied with.

Representation regarding reasonableness of fees CREF represents that the fees and charges deducted under the Certificates, in the aggregate, are reasonable in relation to the services rendered the expenses expected to be incurred, and the risks assumed by CREF.

16

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, CREF certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 26th day of April, 2018.

COLLEGE RETIREMENT EQUITIES FUND

By:	/s/ Carol W. Deckbar
Name: Carol W. Deckbar
Title: Executive Vice President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Carol W. Deckbar	Executive Vice President	April 26, 2018
Carol W. Deckbar	(Principal Executive Officer)

/s/ Glenn E. Brightman	Executive Vice President, Chief Financial Officer and Principal Accounting Officer	April 26, 2018
Glenn E. Brightman	(Principal Financial and Accounting Officer)
17

SIGNATURE OF TRUSTEE	DATE	SIGNATURE OF TRUSTEE	DATE

*	April 26, 2018	*	April 26, 2018
Forrest Berkley		Thomas J. Kenny

*	April 26, 2018	*	April 26, 2018
Janice C. Eberly		Bridget A. Macaskill

*	April 26, 2018	*	April 26, 2018
Nancy Eckl		James M. Poterba

*	April 26, 2018	*	April 26, 2018
Michael A. Forrester		Maceo K. Sloan

*	April 26, 2018	*	April 26, 2018
Howell E. Jackson		Laura T. Starks

/s/ Rachael M. Zufall	April 26, 2018
Rachael M. Zufall
as attorney-in-fact

* Signed by Rachael M. Zufall pursuant to powers of attorney previously filed with the Securities and Exchange Commission.

18

Exhibit List

(2)(d)	Amended By-Laws December 3, 2013

(5)(z)	Schedule C (2018 Reimbursement Rates) effective May 1, 2018 to the Administrative Services Agreement by and between CREF and Teachers Insurance and Annuity Association of America

(5)(aa)	Form of Schedule B (2018 Reimbursement Rates) effective May 1, 2018 to the Principal Underwriting and Distribution Services Agreement by and between CREF and TIAA-CREF Individual & Institutional Services, LLC

(6)(b)(v)	Form of Deferred Unit-Annuity Endorsement - Income Test Drive Unit-Annuity Election Endorsement (C-DA-OPT-E1)

(6)(b)(vi)	Form of Deferred Unit-Annuity Endorsement - Income Test Drive Unit-Annuity Election Endorsement (C-GDA-OPT-E1)

(6)(w)(ii)	CREF Non-Qualified Deferred Annuity Certificate (CREF-IRA-02)

(11)(dd)	Schedule B (2018 Reimbursement Rates) effective May 1, 2018 to the Amended and Restated Investment Management Services Agreement between CREF and TIAA-CREF Investment Management, LLC

(12)(a)	Opinion and Consent of Rachael M. Zufall, Esquire

(12)(b)	Consent of Dechert LLP

(13)	Consent of PricewaterhouseCoopers LLP

(16)(c)	Nuveen Code of Ethics

(16)(d)	Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (“Advisers”) Employee Trading Supplemental Policy

(16)(e)	Supplement to Nuveen Code of Ethics For Independent Trustees of the TIAA-CREF Funds Complex

(18)(a)	Power of Attorney Form for Janice C. Eberly
19